UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22310

ETF Managers Trust
(Exact name of registrant as specified in charter)

30 Maple Street, Suite 2
Summit, NJ 07901
 (Address of principal executive offices)

U.S. Bank Global Fund Services
811 E Wisconsin Ave
Milwaukee, WI 53202
(Name and address of agent for service)

(908)-897-0518
Registrant’s telephone number, including area code

Date of fiscal year end: September 30, 2022

Date of reporting period: September 30, 2022

Item 1. Reports to Stockholders.

(a)	Annual Reports

ETFMG Prime Junior Silver Miners ETF

SILJ

ETFMG Prime 2x Daily Junior Silver

Miners ETF

SILX

Annual Report

September 30, 2022

The funds are series of ETF Managers Trust.

ETFMG™ ETFs

September 30, 2022

1

ETFMG™ ETFs

Dear Shareholder,

On behalf of the entire team, we want to express our appreciation for the confidence you have placed in these ETFs. The following information pertains to the fiscal period from October 1, 2021 to September 30, 2022.

Market Overview

Beginning in the first quarter of 2020, financial markets in the United States and around the world experienced extreme and, in many cases, unprecedented volatility and severe losses due to the global pandemic caused by COVID-19. Some sectors of the economy and individual issuers have experienced particularly large losses because of these disruptions. In response to these disruptions, the U.S. government and the Federal Reserve have taken extraordinary actions to support the domestic economy and financial markets, contributing to inflationary pressure and expectations for inflation. Further, Russia’s military invasion of Ukraine in February 2022, the resulting responses by the United States and other countries, and the potential for wider conflict have increased volatility and uncertainty in the financial markets and adversely affect regional and global economies. The full extent and duration of these conditions and the totality of repercussions are impossible to predict but could continue to result in significant market disruptions and may continue to negatively affect global supply chains, inflation and global growth. These and related events have impacted the ETFs’ performance, among other factors, and the value of an investment in the ETFs. We encourage you to talk with your financial advisor and visit etfmg.com for further insight about investing in today’s markets.

Performance Overview

During the fiscal-year ended September 30, 2022, the S&P 500 Information Technology Sector Index, a broad measure of US listed technology companies, returned -20.0%. During the same period, the S&P Global 1200 Information Technology Sector Index, a broad measure of global technology companies, returned -24.5%. Below is a performance overview for each Fund for the same 1 year period.

ETFMG Prime Junior Silver ETF (SILJ)

The ETFMG Prime Junior Silver ETF (the “Fund”) seeks to provide investment results that, before fees and expenses, correspond generally to the total return performance of the Prime Junior Silver Miners & Explorers Index (the “Index”).

Over the period, the total return for the Fund was -22.63%, while the total return for the Index was - 22.62%. The best performers in the Fund on the basis of contribution to return were Turquoise Hill Resources Ltd, Yamana Gold Inc, Capstone Copper Corp and Ssr Mining Inc and Aya Gold & Silver Inc, while the worst performers in the Fund on the basis of contribution to return were First Majestic Silver Corp, Pan American Silver Corp, Gatos Silver Inc, Hecla Mining Co, Gogold Resources Inc.

During the reporting period, the Fund saw an average approximate allocation of 97.97% to Materials. The Fund was, exposed predominately to Canada 65.63%, followed by Mongolia 13.23% and the United States 8.44%.

ETFMG Prime 2x Daily Junior Silver Miners ETF (SILX); and

ETFMG Prime 2x Daily Inverse Junior Silver Miners ETF (SINV)

Operational Review

The following information pertains to the fiscal period from October 1, 2021 to September 30, 2022 with respect to SILX and October 1, 2021 through July 15, 2022 the last day of operations, with respect to SINV.

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The ETFs are leveraged and seek daily investment results, before fees and expenses, of 200% or - 200% of the performance of the Index. The ETFs, as stated above, seek daily investment results. They do not seek to track a multiple of the Index for periods of longer than one day and the performance of the ETFs over longer periods may not correlate to the Index performance. The ETFs should not be held by investors for long periods and should be used as short-term trading vehicles. These products are not suitable for all investors and should be utilized only by sophisticated investors who understand the risks associated with the use of leverage, sustain the potential, significant losses/consequences of seeking daily leveraged investment results and intend to actively monitor and manage their investments.

SILX attempts to provide investment results that correlate to 200% of the return of the Index, meaning SILX attempts to move in the same direction as the Index. SINV attempts to provide investment results that correlate to -200% of the return of a benchmark, meaning that SINV attempts to move in the opposite, or inverse, direction of the Index.

In seeking to achieve each ETF’s daily investment results, ETF Managers Group LLC (the “Adviser”) relies upon quantitative analysis to generate orders resulting in repositioning each ETF’s investments in accordance with its daily investment objective. Using this approach, the Adviser determines the type, quantity and mix of investment positions that it believes in combination should produce daily returns consistent with the ETF’s objective. As a consequence, if the ETF is performing as designed, the return of the Index will dictate the return for that ETF. Each ETF pursues its investment objective regardless of market conditions and does not take defensive positions. Each ETF has a clearly articulated goal which requires the ETF to seek economic exposure significantly in excess of its net assets. To meet its objectives, each ETF invests in some combination of financial instruments, including derivatives. Each ETF invests significantly in derivatives, including swap agreements. The Adviser uses these types of investments to produce economically “leveraged” investment results. Leveraging allows the Adviser to generate a greater positive or negative return than what would be generated on the invested capital without leverage, thus changing small market movements into larger changes in the value of the investments of the ETF.

The ETFs may use certain investment techniques, including investments in derivatives, which may be considered aggressive. Investments in derivatives in general are subject to market risks that may cause their prices to fluctuate dramatically over time. Additionally, use of such instruments may increase the volatility of the ETFs. The use of derivatives may expose the ETFs to additional risks that they would not be subject to if they invested directly in the securities underlying those derivatives, such as counterparty risk. The use of derivatives may result in larger losses or smaller gains than otherwise would be the case.

Because each ETF seeks daily investment results of the Index, a comparison of the return of the ETF to the Index does not provide an indication of whether the ETF has met its investment objective. To determine if an ETF has met its daily investment goals, the Adviser performs quantitative analysis seeking to determine the expected performance of each ETF as compared to Index. The quantitative analysis includes predictive models as well as stress-testing and back-testing. Factors Affecting Performance of the ETFs:

Leverage – Each ETF seeks daily investment results (before fees and expenses) of 200% or -200% of the performance of the Index. The use of leverage magnifies an ETF’s gains or losses and increases the investment’s risk and volatility.

Index Performance – The daily performance of Index, and the factors and market conditions implicitly affecting the Index, are the primary factors driving ETF performance. Given the daily goals, the daily Index returns are most important. The market conditions that affected the Index during the past year are described in the Performance Overview section.

3

Volatility and Compounding – The goal of the ETFs is to provide the specified multiple of the daily return of the Index. Over periods longer than a single day, an ETF should not be expected to provide the multiple of the return of the underlying index. Due to the effects of compounding, a universal mathematical concept that applies to all investments, returns of the ETFs over longer periods are greater or less than the ETF’s daily stated goal. Periods of high volatility that lack a clear trend hurt an ETF’s performance while trending, low volatility markets enhance an ETF’s performance.

Cost of Financing – In order to attain leveraged or inverse leveraged exposure, an ETF receives [LIBOR] plus or minus a spread as applied to the borrowed portion of the ETF’s exposure. The spread varies by ETF and counterparty and is a function of market demand, hedging costs, access to balance sheet, borrow volatility, current counterparty exposure and administrative costs associated with the swap counterparty. An increase in interest rates which effects the cost of financing will further impact an ETF’s performance and ability to track the Index.

Fees, Expenses, and Transaction Costs – Fees and expenses are listed in each ETF’s prospectus and may be higher than many traditional index funds’ fees, which cause a greater negative impact on ETF performance. Transactions costs are not included in the expense ratio of the ETFs. Transaction costs can be higher due to the ETF’s use of derivatives, shorting securities, frequent creation and redemption activity, or trading securities that are comparatively less liquid.

Performance Review

The following information pertains to the fiscal period from October 1, 2021 to September 30, 2022 with respect to SILX and October 1, 2021 through July 15, 2022 the last day of operations, with respect to SINV.

ETFMG Prime 2x Daily Junior Silver Miners ETF (SILX)

SILX seeks to provide daily investment results, before fees and expenses, that correspond to two times (2x) the return of the Index for a single day, not for any other period. Over the reporting period, the Index had a total return of -22.62% and a volatility of 44.4%. Given the daily investment objectives of SILX and the path dependency of returns for longer periods, the return of the Index for the reporting period alone should not generate expectations of SILX performance for the same period. SILX returned -54.16% for the reporting period and a volatility of 88.6%. For the reporting period SILX had an average daily volume of 24,604 shares and an average daily statistical correlation of 99.6% to the return of the Index.

ETFMG Prime 2x Daily Inverse Junior Silver Miners ETF (SINV)

SINV seeks to provide investment results that, before fees and expenses, correspond to two times the inverse (-2x) (or opposite) of the return of the Index for a single day, not for any other period. Over the reporting period the Index had a total return of -26.13% and a volatility of 44.1%. Given the daily investment objectives of SINV and the path dependency of returns for longer periods, the return of the Index for the reporting period alone should not generate expectations of SINV performance for the same period. SINV returned -6.14% and a volatility of 87.6%. For the reporting period SINV had an average daily volume of 4,670 shares and an average daily statistical correlation of over -97.9% to the return of the Index.

Swap Agreements:

During the reporting period, the ETFs invested in swap agreements in order to gain the desired exposure to the Index. These derivatives generally tracked the performance of SILJ and the ETFs were generally negatively impacted from financing rates associated with their use. The ETFs entered into swap agreements with counterparties that the Adviser determined to be major, global financial institutions.

4

If a counterparty becomes insolvent or otherwise fails to perform on its obligations, the value of investments in the ETF will likely decline. The ETFs have sought to mitigate this risk by generally requiring counterparties to post collateral for the benefit of the ETFs, marked to market daily, in an amount approximately equal to the amount the counterparty owed the ETF, subject to certain minimum thresholds objective.

You can find further details about SILJ, SINV and SILX by visiting www.etfmg.com, or by calling 1- 844-ETF-MGRS (1-844-383-6477).

Sincerely,

Samuel Masucci III

Chairman of the Board

5

ETFMG Prime Junior Silver Miners ETF

Growth of $10,000 (Unaudited)

Average Annual Returns Year Ended September 30, 2022	1 Year Return	5 Year Return	Since Inception (11/28/12)	Value of $10,000 (9/30/2022)
ETFMG Prime Junior Silver Miners ETF (NAV)	-22.63%	-4.16%	-6.93%	$4,934
ETFMG Prime Junior Silver Miners ETF (Market)	-22.50%	-4.20%	-6.94%	$4,929
S&P 500 Index	-15.47%	9.24%	12.10%	$30,776
Prime Junior Silver Miners & Explorers Index*	-22.62%	-4.00%	-6.15%	$5,354

* The Fund’s benchmark before 8/1/17 was the ISE Junior Silver (Small Cap Miners/Explorers) Index. On 8/1/17, the Fund’s benchmark became the Prime Junior Silver Miners & Explorers Index.

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. All performance is historical and includes reinvestment of dividends and capital gains. Performance data current to the most recent month end may be obtained by calling 1-844-ETF-MGRS (1-844-383-6477).

The chart illustrates the performance of a hypothetical $10,000 investment made on November 28, 2012, and is not intended to imply any future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions from the sale of Fund shares. The chart assumes reinvestment of capital gains and dividends, if any. The index returns do not reflect fees or expenses and are not available for direct investment.

6

ETFMG Prime Junior Silver Miners ETF

Top Ten Holdings as of September 30, 2022 (Unaudited)*
	Security	% of Total Investments
1	Turquoise Hill Resources, Ltd.	12.85%
2	First Majestic Silver Corp.	12.55%
3	Yamana Gold, Inc.	9.92%
4	Pan American Silver Corp.	5.90%
5	SSR Mining, Inc.	5.47%
6	SilverCrest Metals, Inc.	4.64%
7	Hecla Mining Co.	4.49%
8	MAG Silver Corp.	3.63%
9	Cia de Minas Buenaventura SAA - ADR	3.49%
10	Endeavour Silver Corp.	3.27%

Top Ten Holdings = 66.21% of Total Investments

* Current Fund holdings may not be indicative of future Fund holdings.

7

ETFMG Prime 2x Daily Junior Silver Miners ETF

Growth of $10,000 (Unaudited)

Average Annual Returns Year Ended September 30, 2022	1 Year Return	Since Inception (6/15/2021)	Value of $10,000 (9/30/2022)
ETFMG Prime 2x Daily Junior Silver Miners ETF (NAV)	-54.16%	-69.98%	$2,110
ETFMG Prime 2x Daily Junior Silver Miners ETF (Market)	-53.98%	-69.76%	$2,130
S&P 500 Index	-15.47%	-10.95%	$8,607
Prime Junior Silver Miners & Explorers Index	-22.62%	-38.11%	$5,377

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. All performance is historical and includes reinvestment of dividends and capital gains. Performance data current to the most recent month end may be obtained by calling 1-844-ETF-MGRS (1-844-383-6477).

The chart illustrates the performance of a hypothetical $10,000 investment made on June 15, 2021, and is not intended to imply any future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions from the sales of Fund shares. The chart assumes reinvestment of capital gains and dividends, if any. The Index Returns do not reflect fees or expenses and are not available for direct investment.

8

ETFMG™ ETFs

Important Disclosures and Key Risk Factors

Investing involves risk, including the possible loss of principal. Shares of any ETF are bought and sold at market price (not NAV), may trade at a discount or premium to NAV and are not individually redeemed from the Fund. Brokerage commissions will reduce returns. Narrowly focused investments typically exhibit higher volatility.

Past performance is not indicative of future return. A fund’s performance for very short time periods may not be indicative of future performance.

SILJ

The ETFMG Prime Junior Silver Miners ETF (the “Fund” or the “Junior Silver ETF”) seeks to provide investment results that, before fees and expenses, correspond generally to the price and yield performance of the Prime Junior Silver Miners & Explorers Index (the “Index”).

Investments in foreign securities involve political, economic and currency risks, greater volatility and differences in accounting methods. These risks are greater for investments in emerging markets. The Fund is non-diversified, meaning it may concentrate its assets in fewer individual holdings than a diversified fund. Therefore, the Fund is more exposed to individual issuer volatility than a diversified fund. Funds that are less diversified across countries or geographic regions are generally riskier than more geographically diversified funds and risks associated with such countries or geographic regions may negatively affect a Fund. Investments in small capitalization companies tend to have limited liquidity and greater price volatility than large-capitalization companies. The ETFMG Prime Junior Silver Miners ETF is subject to risks associated with the worldwide price of silver and the costs of extraction and production. Worldwide silver prices may fluctuate substantially over short periods of time, so the Fund’s share price may be more volatile than other types of economic conditions, tax treatment, government regulation and intervention, and world events in the regions in which the company’s operation. Several foreign countries have begun a process of privatizing certain entities and industries. Privatized entities may lose money or be renationalized. The Fund invests in some economies that are heavily dependent upon trading with key partners. Any reduction in this trading may cause an adverse impact on the economy in which the Fund invests. The Fund’s return may not match or achieve a high degree of correlation with the return of the Prime Junior Silver Miners & Explorers Index. To the extent the Fund utilizes a sampling approach, it may experience tracking error to a greater extent than if the Fund had sought to replicate the Prime Junior Silver Miners & Explorers Index. IOPV or indicative optimized portfolio value is an estimated intraday fair value of one share of an ETF determined by the last trade price of the fund’s underlying securities.

The Prime Junior Silver Miners & Explorers Index is designed to provide a benchmark for investors interested in tracking public, small-cap companies that are active in silver mining exploration and production industry. The stocks are screened for liquidity and weighted according to modified free-float market capitalization. The Index generally is comprised of 50 securities. An investment cannot be made directly in an index.

Unlike with an actively managed fund, the Fund’s adviser does not use techniques or defensive strategies designed to lessen the effects of market volatility or to reduce the impact of periods of market decline. This means that, based on market and economic conditions, the Fund’s performance could be lower than other types of funds that may actively shift their portfolio assets to take advantage of market opportunities or to lessen the impact of a market decline.

Natural or environmental disasters, such as earthquakes, fires, floods, hurricanes, tsunamis and other severe weather-related phenomena generally, and widespread disease, including pandemics and epidemics, have been and may be highly disruptive to economies and markets, adversely impacting individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of the Fund’s investments. Given the increasing interdependence among global economies and markets, conditions in one country, market, or region are increasingly likely to adversely affect markets, issuers, and/or foreign exchange rates in other countries, including the U.S. Any such events could have a significant adverse impact on the value of the Fund’s investments.

9

ETFMG™ ETFs

Additionally, natural or environmental disasters, widespread disease or other public health issues, war, acts of terrorism or other events could result in increased premiums or discounts to the Fund’s NAV.

ETF Managers Group LLC is the investment adviser to the Fund.

The Fund is distributed by ETFMG Financial LLC. ETF Managers Group LLC and ETFMG Financial LLC are wholly owned subsidiaries of Exchange Traded Managers Group LLC (collectively, “ETFMG”). ETFMG Financial LLC is not affiliated with Prime Indexes.

SILX

Investments in foreign securities involve political, economic and currency risks, greater volatility and differences in accounting methods. These risks are greater for investments in emerging markets. The Fund is non-diversified, meaning it may concentrate its assets in fewer individual holdings than a diversified fund. Therefore, the Fund is more exposed to individual issuer volatility than a diversified fund. Funds that are less diversified across countries or geographic regions are generally riskier than more geographically diversified funds and risks associated with such countries or geographic regions may negatively affect a Fund. Investments in small capitalization companies tend to have limited liquidity and greater price volatility than large- capitalization companies. The ETFMG Prime Junior Silver Miners ETF is subject to risks associated with the worldwide price of silver and the costs of extraction and production. Worldwide silver prices may fluctuate substantially over short periods of time, so the Fund’s share price may be more volatile. Several foreign countries have begun a process of privatizing certain entities and industries. Privatized entities may lose money or be renationalized. The Fund invests in some economies that are heavily dependent upon trading with key partners. Any reduction in this trading may cause an adverse impact on the economy in which the Fund invests. The Fund’s return may not match or achieve a high degree of correlation with the return of the Prime Junior Silver Miners & Explorers Index. To the extent the Fund utilizes a sampling approach, it may experience tracking error to a greater extent than if the Fund had sought to replicate the Prime Junior Silver Miners & Explorers Index. IOPV or indicative optimized portfolio value is an estimated intraday fair value of one share of an ETF determined by the last trade price of the fund’s underlying securities.

Investing in an ETFMG 2x Daily Inverse Leveraged ETF may be more volatile than investing in broadly diversified funds. The use of leverage by an ETF increases the risk to the ETF. The ETFMG 2x Daily Leveraged ETFs are not suitable for all investors and should be utilized only by sophisticated investors who understand leverage risk, consequences of seeking daily leveraged, or daily inverse leveraged, investment results and intend to actively monitor and manage their investment.

The use of derivatives such as swaps are subject to additional risks that may cause prices to fluctuate over time and include the effects of compounding, market volatility, leverage risk, aggressive investment techniques risk, counterparty risk, and intra-day investment risk. Please see the summary and full prospectuses for a more complete description of these and other risks of investing in the Fund.

Natural or environmental disasters, such as earthquakes, fires, floods, hurricanes, tsunamis and other severe weather-related phenomena generally, and widespread disease, including pandemics and epidemics, have been and may be highly disruptive to economies and markets, adversely impacting individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of the Fund’s investments. Given the increasing interdependence among global economies and markets, conditions in one country, market, or region are increasingly likely to adversely affect markets, issuers, and/or foreign exchange rates in other countries, including the U.S. Any such events could have a significant adverse impact on the value of the Fund’s investments.

10

ETFMG™ ETFs

Additionally, natural or environmental disasters, widespread disease or other public health issues, war, acts of terrorism or other events could result in increased premiums or discounts to the Fund’s NAV.

The Fund is a recently organized, diversified management investment company with limited operating history. ETF Managers Group LLC is the investment advisor to the Fund.

The Fund is distributed by ETFMG Financial LLC. ETF Managers Group LLC and ETFMG Financial LLC are wholly owned subsidiaries of Exchange Traded Managers Group LLC (collectively, “ETFMG”). ETFMG is not affiliated with Prime Indexes.

The Fund is intended to be made available only to U.S. residents. Under no circumstances is any information provided on this website intended for distribution to or use by, or to be an offer to sell to or solicitation of an offer to buy the Fund or any investment product or service of, any person or entity in any jurisdiction or country, other than the United States, where such distribution, use, offer or solicitation would subject the Fund or its affiliates to any registration requirement or be unlawful under the securities laws of that jurisdiction or country.

11

ETFMG™ ETFs

PORTFOLIO ALLOCATIONS

As of September 30, 2022 (Unaudited)

	ETFMG Prime Junior Silver Miners ETF	ETFMG Prime 2x Daily Junior Silver Miners ETF
As a percent of Net Assets:
Australia	0.4%	—%
Canada	81.3	—
Luxembourg	0.6	—
Peru	3.5	—
South Africa	2.9	—
United Kingdom	0.7	—
United States	8.7	—
Virgin Islands	0.0 *	—
Total Return Swap	—	75.7
Short-Term and other Net Assets (Liabilities)	1.9	24.3
	100.0%	100.0%

* Amount is less than 0.05.

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ETFMG™ ETFs

ETFMG Prime Junior Silver Miners ETF

Schedule of Investments

September 30, 2022

	Shares	Value
COMMON STOCKS - 98.1%
Australia - 0.4%
Metals & Mining - 0.4% (d)
Kingsgate Consolidated, Ltd. (a)	2,511,920	$2,522,605

Canada - 81.3%
Metals & Mining - 81.3% (d)
AbraSilver Resource Corp. (a)	17,129,762	5,208,311
Americas Gold & Silver Corp. (a)(e)	2,772,472	1,164,103
Andean Precious Metals Corp. (a)(e)	2,375,830	1,324,349
Aris Mining Corp.	1,125,760	3,023,542
Ascot Resources, Ltd. (a)	5,022,970	1,418,148
Aya Gold & Silver, Inc. (a)	1,579,123	9,156,821
Bear Creek Mining Corp. (a)(e)	1,869,700	785,048
Benchmark Metals, Inc. (a)	2,011,832	568,006
Canada Silver Cobalt Works, Inc. (a)	2,081,614	135,625
Capstone Copper Corp. (a)	7,952,432	18,767,820
Coppernico Metals, Inc. (a)(b)	585,867	118,844
Discovery Silver Corp. NPV (a)	5,262,407	3,581,035
Dolly Varden Silver Corp. (a)(e)	3,469,594	1,092,607
Dundee Precious Metals, Inc.	2,192,360	9,744,880
Eldorado Gold Corp. (a)	2,129,490	12,872,365
Endeavour Silver Corp. (a)	6,555,908	19,798,842
Excellon Resources, Inc. (a)(e)	529,330	182,019
First Majestic Silver Corp.	9,986,328	76,095,819
Fortuna Silver Mines, Inc. (a)	3,360,545	8,417,480
GoGold Resources, Inc. (a)	4,444,880	5,084,092
Hudbay Minerals, Inc.	3,019,618	12,154,107
Kootenay Resources, Inc. (a)(b)	224,973	1,628
Kootenay Silver, Inc. (a)(e)	5,414,988	450,808
Liberty Gold Corp. (a)	3,654,056	1,071,338
MAG Silver Corp. (a)	1,756,998	21,991,889
Mandalay Resources Corp. (a)(e)	460,196	583,012
Metalla Royalty & Streaming, Ltd. (a)	225,038	866,690
Minaurum Gold, Inc. (a)(e)	1,836,546	279,201
Mirasol Resources, Ltd. (a)(e)	270,886	80,402
New Gold, Inc. (a)	7,866,979	7,005,020
New Pacific Metals Corp. (a)	785,667	1,643,738
Orla Mining, Ltd. (a)	2,980,279	9,730,378
Pan American Silver Corp.	2,248,694	35,748,594
Sabina Gold & Silver Corp. (a)	6,323,505	4,989,771
Seabridge Gold, Inc. (a)	935,882	11,131,532
Sierra Metals, Inc.	1,886,191	955,828
Silvercorp Metals, Inc.	2,662,761	6,226,313
SilverCrest Metals, Inc. (a)	5,065,100	28,124,166
SSR Mining, Inc.	2,256,044	33,170,633
Trevali Mining Corp. (a)(e)	970,159	14,047

The accompanying notes are an integral part of these financial statements.

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ETFMG™ ETFs

ETFMG Prime Junior Silver Miners ETF

Schedule of Investments

September 30, 2022 (Continued)

	Shares	Value
Turquoise Hill Resources, Ltd. (a)	2,630,405	$77,882,915
Yamana Gold, Inc.	13,281,499	60,165,190
Total Metals & Mining		492,806,956

Luxembourg - 0.6%
Metals & Mining - 0.6% (d)
Nexa Resources SA	662,666	3,419,357

Peru - 3.5%
Metals & Mining - 3.5% (d)
Cia de Minas Buenaventura SAA - ADR	3,143,173	21,153,554

South Africa - 2.9%
Metals & Mining - 2.9% (d)
Harmony Gold Mining Co., Ltd. - ADR	7,318,159	17,783,126

United Kingdom - 0.7%
Metals & Mining - 0.7% (d)
Hochschild Mining PLC	5,953,092	3,921,668

United States - 8.7%
Metals & Mining - 8.7% (d)
Coeur Mining, Inc. (a)	3,231,042	11,050,164
Gatos Silver, Inc. (a)	2,385,927	6,394,284
Gold Resource Corp.	1,016,625	1,677,431
Golden Minerals Co. (a)(e)	2,513,229	648,413
Hecla Mining Co.	6,910,650	27,227,963
Ivanhoe Electric, Inc. (a)	464,777	3,834,410
McEwen Mining, Inc. (a)	545,591	1,778,627
Total Metals & Mining		52,611,292

Virgin Islands (UK) - 0.0% (f)
Metals & Mining - 0.0% (d)(f)
Sailfish Royalty Corp.	359,769	239,612
TOTAL COMMON STOCKS (Cost $816,551,638)		594,458,170

SHORT-TERM INVESTMENTS - 1.9%
Money Market Funds - 1.9%
First American Government Obligations Fund - Class X, 2.77% (c)	11,771,116	11,771,116
TOTAL SHORT-TERM INVESTMENTS (Cost $11,771,116)

Total Investments (Cost $828,322,754) - 100.0%		606,229,286
Other Assets in Excess of Liabilities - 0.0% (f)		128,314
TOTAL NET ASSETS - 100.0%		$606,357,600

The accompanying notes are an integral part of these financial statements.

14

ETFMG™ ETFs

ETFMG Prime Junior Silver Miners ETF

Schedule of Investments

September 30, 2022 (Continued)

Percentages are stated as a percent of net assets.

ADR	American Depositary Receipt
PLC	Public Limited Company
(a)	Non-income producing security.
(b)	Value determined based on estimated fair value. The value of this security totals $120,472, which represents 0.02% of total net assets. Classified as Level 3 in the fair value hierarchy. Please refer to Note 2 of the Notes to Financial Statements.
(c)	The rate shown is the annualized seven-day yield at period end.
(d)	As of September 30, 2022, the Fund had a significant portion of its assets invested in the Metals & Mining Industry.
(e)	These securities have been deemed illiquid according to the Fund’s liquidity guidelines. The value of these securities total $6,604,009, which represents 1.1% of total net assets.
(f)	Amount is less than 0.05%.

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor’s Financial Services LLC (“S&P”). GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC, doing business as U.S. Bank Global Fund Services (“Fund Services”).

The accompanying notes are an integral part of these financial statements.

15

ETFMG™ ETFs

ETFMG Prime 2x Daily Junior Silver Miners ETF

Schedule of Investments

September 30, 2022

	Shares	Value
SHORT-TERM INVESTMENTS - 24.3%
Money Market Funds - 24.3%
First American Government Obligations Fund - Class X, 2.77% (a)	481,078	$481,078
TOTAL SHORT-TERM INVESTMENTS (Cost $481,078)		481,078

Total Investments (Cost $481,078) - 24.3%		481,078
Other Assets in Excess of Liabilities - 75.7%		1,501,530
TOTAL NET ASSETS - 100.0%		$1,982,608

Percentages are stated as a percent of net assets.

(a)	The rate shown is the annualized seven-day yield at period end.

The accompanying notes are an integral part of these financial statements.

16

ETFMG™ ETFs

ETFMG Prime 2x Daily Junior Silver Miners ETF

Schedule of Total Return Swaps

September 30, 2022

Reference Entity	Fund Pays/Receives Reference Entity	Counterparty	Payment Frequency	Financing Rate	Upfront Premiums Paid/Received	Notional Amount	Unrealized Appreciation (Depreciation)
ETFMG Prime Junior Silver Miners ETF Swap	Receives	Cowen and Company, LLC	Monthly	Overnight Bank Funding Rate Index + 1.10%	$—	$3,899,931	$—

The accompanying notes are an integral part of these financial statements.

17

ETFMG™ ETFs

STATEMENTS OF ASSETS AND LIABILITIES

As of September 30, 2022

	ETFMG Prime Junior Silver Miners ETF	ETFMG Prime 2x Daily Junior Silver Miners ETF
ASSETS
Investments in unaffiliated securities, at value*	$606,229,286	$481,078
Foreign currency*	730	—
Deposits at Broker for total return swap contracts	—	1,428,450
Receivable for open swap contracts	—	73,830
Receivables:
Dividends and interest receivable	442,641	574
Receivable for investments sold	22,110	—
Total assets	606,694,767	1,983,932

LIABILITIES
Payables:
Management fees payable	337,167	1,324
Total liabilities	337,167	1,324
Net Assets	$606,357,600	$1,982,608

NET ASSETS CONSIST OF:
Paid-in Capital	$1,088,852,070	$2,382,374
Total Distributable Earnings (Accumulated Losses)	(482,494,470)	(399,766)
Net Assets	$606,357,600	$1,982,608

*Identified Cost:

Investments in unaffiliated securities	$828,322,754	$481,078
Foreign currency	737	—

Shares Outstanding^	66,550,000	940,000
Net Asset Value, Offering and Redemption Price per Share	$9.11	$2.11

^ No par value, unlimited number of shares authorized

The accompanying notes are an integral part of these financial statements.

18

ETFMG™ ETFs

STATEMENTS OF OPERATIONS

For the Year ended September 30, 2022

	ETFMG Prime Junior Silver Miners ETF	ETFMG Prime 2x Daily Junior Silver Miners ETF
INVESTMENT INCOME
Income:
Dividends from unaffiliated securities (net of foreign withholdings tax of $800,367 and $0, respectively)	$6,125,100	$—
Interest	56,017	3,301
Total Investment Income	6,181,117	3,301

Expenses:
Management fees	5,247,758	15,768
Total Expenses	5,247,758	15,768
Net Investment Income (Loss)	933,359	(12,467)

REALIZED & UNREALIZED GAIN (LOSS) ON INVESTMENTS AND SWAP CONTRACTS
Net Realized Gain (Loss) on:
Unaffiliated Investments	(152,492,632)	—
In-Kind redemptions	22,723,384	—
Foreign currency and foreign currency translation	(428,800)	—
Swap contracts	—	(2,140,682)
Net Realized Loss on Investments, Swap Contracts and In-Kind redemptions	(130,198,048)	(2,140,682)
Net Change in Unrealized Appreciation (Depreciation) of:
Unaffiliated Investments	(73,184,264)	—
Foreign currency and foreign currency translation	(349)	—
Net change in Unrealized Appreciation (Depreciation) on Investments and Swap Contracts	(73,184,613)	—
Net Realized and Unrealized Loss on Investments and Swap Contracts	(203,382,661)	(2,140,682)
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(202,449,302)	$(2,153,149)

The accompanying notes are an integral part of these financial statements.

19

ETFMG Prime Junior Silver Miners ETF

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended September 30, 2022	Year Ended September 30, 2021
OPERATIONS
Net investment income (loss)	$933,359	$(713,805)
Net realized gain (loss) on investments, in-kind redemptions and foreign currency and foreign currency translation	(130,198,048)	4,697,566
Net change in unrealized appreciation (depreciation) of investments and foreign currency and foreign currency translation	(73,184,613)	(204,205,217)
Net decrease in net assets resulting from operations	(202,449,302)	(200,221,456)

DISTRIBUTIONS TO SHAREHOLDERS
Total distributions from distributable earnings	(2,774,481)	(7,160,000)

CAPITAL SHARE TRANSACTIONS
Net increase in net assets derived from net change in outstanding shares	83,589,400	527,049,120
Transaction Fees (See Note 1)	4,914	822
Net increase in net assets from capital share transactions	83,594,314	527,049,942
Total increase (decrease) in net assets	(121,629,469)	319,668,486

NET ASSETS
Beginning of Year	727,987,069	408,318,583
End of Year	$606,357,600	$727,987,069

Summary of share transactions is as follows:

	Year Ended September 30, 2022		Year Ended September 30, 2021
	Shares	Amount	Shares	Amount
Shares Sold	18,400,000	$245,058,950	43,950,000	$706,233,470
Transaction Fees (See Note 1)	—	4,914	—	822
Shares Redeemed	(13,450,000)	(161,469,550)	(11,950,000)	(179,184,350)
Net Transactions in Fund Shares	4,950,000	$83,594,314	32,000,000	$527,049,942
Beginning Shares	61,600,000		29,600,000
Ending Shares	66,550,000		61,600,000

The accompanying notes are an integral part of these financial statements.

20

ETFMG Prime 2x Daily Junior Silver Miners ETF

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended September 30, 2022	Period Ended September 30, 2021[1]
OPERATIONS
Net investment loss	$(12,467)	$(1,658)
Net realized loss on swap contracts	(2,140,682)	(546,722)
Net decrease in net assets resulting from operations	(2,153,149)	(548,380)

CAPITAL SHARE TRANSACTIONS
Net increase in net assets from capital share transactions	3,629,613	1,054,524
Total increase in net assets	1,476,464	506,144

NET ASSETS
Beginning of Year/Period	506,144	—
End of Year/Period	$1,982,608	$506,144

Summary of share transactions is as follows:

	Year Ended September 30, 2022		Period Ended September 30, 2021[1]
	Shares	Amount	Shares	Amount
Shares Sold	1,110,000	$5,357,120	160,000	$1,345,424
Shares Redeemed	(280,000)	(1,727,507)	(50,000)	(290,900)
Net Transactions in Fund Shares	830,000	$3,629,613	110,000	$1,054,524
Beginning Shares	110,000		—
Ending Shares	940,000		110,000

[1]	The Fund commenced operations on June 15, 2021.

The accompanying notes are an integral part of these financial statements.

21

ETFMG Prime Junior Silver Miners ETF

FINANCIAL HIGHLIGHTS

For a capital share outstanding throughout the year

	Year Ended September 30, 2022	Year Ended September 30, 2021	Year Ended September 30, 2020	Year Ended September 30, 2019	Year Ended September 30, 2018
Net Asset Value,
Beginning Year	$11.82	$13.79	$9.45	$8.70	$11.84
Income (Loss) from Investment Operations:
Net investment income (loss)[1]	0.01	(0.01)	(0.05)	(0.02)	(0.03)
Net realized and unrealized gain (loss) on investments	(2.68)	(1.76)	4.56	0.91	(3.11)
Total from investment operations	(2.67)	(1.77)	4.51	0.89	(3.14)
Less Distributions:
Distributions from net investment income	(0.04)	(0.20)	(0.17)	(0.14)	—
Total distributions	(0.04)	(0.20)	(0.17)	(0.14)	—
Capital Share Transactions:
Transaction fees	0.00 [2]	0.00 [2]	—	—	—
Net asset value, end year	$9.11	$11.82	$13.79	$9.45	$8.70
Total Return	(22.63)%	(13.06)%	48.06%	10.45%	(26.50)%

Ratios/Supplemental Data:
Net assets at end year (000’s)	$606,358	$727,987	$408,319	$100,119	$45,265

Gross Expenses to Average Net Assets	0.69%	0.69%	0.69%	0.69%	0.69%
Net Investment Income (Loss) to Average Net Assets	0.12%	(0.10)%	(0.46)%	(0.21)%	(0.32)%
Portfolio Turnover Rate	34%	26%	71%	34%	36%

[1]	Calculated based on average shares outstanding during the year.
[2]	Amount is less than 0.005.

The accompanying notes are an integral part of these financial statements.

22

ETFMG Prime 2x Daily Junior Silver Miners ETF

FINANCIAL HIGHLIGHTS

For a capital share outstanding throughout the year/period

	Year Ended September 30, 2022	Period Ended September 30, 2021[1]
Net Asset Value, Beginning Year/Period	$4.60	$10.00
Income (Loss) from Investment Operations:
Net investment loss [2]	(0.03)	(0.02)
Net realized and unrealized loss on investments	(2.46)	(5.38)
Total from investment operations	(2.49)	(5.40)
Net asset value, end year/period	$2.11	$4.60
Total Return	(54.16)%	(53.98)%[3]

Ratios/Supplemental Data:
Net assets at end of year/period (000’s)	$1,983	$506

Gross Expenses to Average Net Assets	0.95%	0.95%[4]
Net Investment Loss to Average Net Assets	(0.75)%	(0.88)%[4]
Portfolio Turnover Rate	0%	0%[3]

[1]	The Fund commenced operations on June 15, 2021.
[2]	Calculated based on average shares outstanding during the year/period.
[3]	Not annualized.
[4]	Annualized.

The accompanying notes are an integral part of these financial statements.

23

ETFMG™ ETFs

NOTES TO FINANCIAL STATEMENTS

September 30, 2022

NOTE 1 – ORGANIZATION

ETFMG Prime Junior Silver Miners ETF (“SILJ”) and ETFMG Prime 2x Daily Junior Silver Miners ETF (“SILX”) (each a “Fund”, or collectively the “Funds”) are series of ETF Managers Trust (the “Trust”), an open-end management investment company consisting of multiple investment series, organized as a Delaware statutory trust on July 1, 2009. The Trust is registered with the SEC under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company and the offering of the Funds’ shares (“Shares”) is registered under the Securities Act of 1933, as amended (the “Securities Act”).

The following table is a summary of the Strategy Commencement Date and Strategy of the Funds:

Fund Ticker	Strategy Commencement Date	Strategy
ETFMG Prime Junior Silver Miners ETF	8/1/2017	Seeks to provide investment results that, before fees and expenses, correspond generally to the price and yield performance of the Prime Junior Silver Miners & Explorers Index (the “Index”).
ETFMG Prime 2x Daily Junior Silver Miners ETF	6/15/2021	Seeks daily investment results, before fees and expenses, that correspond to two times (2x) the return of the Index for a single day, not for any other period.

The Funds may use a combination of swaps on the Index and swaps on an ETF whose investment objective is to track the performance of the same, or a substantially similar index to achieve its investment objective.

The Funds each currently offer one class of shares, which have no front-end sales load, no deferred sales charges, and no redemption fees. The Funds may issue an unlimited number of shares of beneficial interest, with no par value. All shares of each Fund have equal rights and privileges.

Shares of the Funds are listed and traded on the NYSE Arca, Inc. Market prices for the shares may be different from their net asset value (“NAV”). Each Fund issues and redeems shares on a continuous basis at NAV only in blocks of 50,000 shares for SILJ and 10,000 shares for SILX, called “Creation Units.” Creation Units are issued and redeemed principally in-kind for securities included in a specified Index. Once created, shares generally trade in the secondary market at market prices that change throughout the day in quantities less than a Creation Unit. Except when aggregated in Creation Units, shares are not redeemable securities of a Fund. Shares of a Fund may only be purchased or redeemed by certain financial institutions (“Authorized Participants”). An Authorized Participant is either (i) a broker-dealer or other participant in the clearing process through the Continuous Net Settlement System of the National Securities Clearing Corporation or (ii) a DTC participant and, in each case, must have executed a Participant Agreement with the Distributor. Most retail investors do not qualify as Authorized Participants nor have the resources to buy and sell whole Creation Units. Therefore, they are unable to purchase or redeem the shares directly from a Fund. Rather, most retail investors may purchase Shares in the secondary market with the assistance of a broker and may be subject to customary brokerage commissions or fees.

Authorized Participants transacting in Creation Units for cash may pay an additional variable charge to compensate the relevant Fund for certain transaction costs (i.e., brokerage costs) and market impact expenses relating to investing in portfolio securities. Such variable charges, if any, are included in Transaction Fees” in the Statements of Changes in Net Assets.

24

ETFMG™ ETFs

NOTES TO FINANCIAL STATEMENTS

September 30, 2022 (Continued)

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Funds. These policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”).

The Funds follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standard Codification Topic 946 Financial Services – Investment Companies.

The Fund may invest in certain other investment companies (underlying funds). For specific investments in underlying funds, please refer to the complete schedule of portfolio holdings on Form N-CSR(S) for this reporting period, which is filed with the U.S. Securities and Exchange Commission (SEC). For more information about the underlying Fund’s operations and policies, please refer to those Fund’s semiannual and annual reports, which are filed with the SEC.

A.	Security Valuation. Securities listed on a securities exchange, market or automated quotation system for which quotations are readily available (except for securities traded on NASDAQ), including securities traded over the counter, are valued at the last quoted sale price on the primary exchange or market (foreign or domestic) on which they are traded on the valuation date (or at approximately 4:00 pm Eastern Time if a security’s primary exchange is normally open at that time), or, if there is no such reported sale on the valuation date, at the most recent quoted bid price. For securities traded on NASDAQ, the NASDAQ Official Closing Price will be used.

Securities for which quotations are not readily available are valued at their respective fair values as determined in good faith by ETF Managers Group, LLC (the “Adviser”), using procedures adopted by the Board of Trustees (the “Board”). When a security is “fair valued,” consideration is given to the facts and circumstances relevant to the particular situation, including a review of various factors set forth in the pricing procedures adopted by the Funds’ Board. The use of fair value pricing by a Fund may cause the net asset value of its shares to differ significantly from the net asset value that would be calculated without regard to such considerations. As of September 30, 2022, the ETFMG Prime Junior Silver Miners ETF held two securities that were fair valued by the Adviser.

As described above, the Funds utilize various methods to measure the fair value of their investments on a recurring basis. U.S. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of inputs are:

Level 1	Unadjusted quoted prices in active markets for identical assets or liabilities that the Funds have the ability to access.
Level 2	Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.
Level 3	Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available; representing the Funds’ own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

25

ETFMG™ ETFs

NOTES TO FINANCIAL STATEMENTS

September 30, 2022 (Continued)

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The following is a summary of the inputs used to value the Funds’ net assets as of September 30, 2022:

ETFMG Prime Junior Silver Miners ETF
Assets^	Level 1	Level 2	Level 3	Total
Common Stocks	$594,323,651	$14,047	$120,472	$594,458,170
Short-Term Investments	11,771,116	—	—	11,771,116
Total Investments in Securities	$606,094,767	$14,047	$120,472	$606,229,286

ETFMG Prime 2x Daily Junior Silver Miners ETF
Assets^	Level 1	Level 2	Level 3	Total
Short-Term Investments	$481,078	$—	$—	$481,078
Total Investments in Securities	$481,078	$—	$—	$481,078

Swap Contracts*	Level 1	Level 2	Level 3	Total
Short-Term Investments	$—	$—	$—	$—
Total Swap Contracts	$—	$—	$—	$—

^	See Schedule of Investments for classifications by country and industry.
*	Swap contracts are derivative instruments, which are presented at the unrealized appreciation/depreciation on the instrument.

B.	Federal Income Taxes. The Funds have each elected to be taxed as a “regulated investment company” and intend to distribute substantially all taxable income to their shareholders and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. Therefore, no provisions for federal income taxes or excise taxes have been made.

To avoid imposition of the excise tax applicable to regulated investment companies, each Fund intends to declare each year as dividends, in each calendar year, at least 98.0% of its net investment income (earned during the calendar year) and 98.2% of its net realized capital gains (earned during the twelve months ended October 31) plus undistributed amounts, if any, from prior years.

Net capital losses incurred after October 31, within the taxable year are deemed to arise on the first business day of each Fund’s next taxable year.

Each Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Each Fund has analyzed its tax position and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions expected to be taken in the Funds’ 2022 tax returns.

26

ETFMG™ ETFs

NOTES TO FINANCIAL STATEMENTS

September 30, 2022 (Continued)

The Funds identify their major tax jurisdictions as U.S. Federal, the State of New Jersey, and the State of Delaware; however the Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

As of September 30, 2022, management has reviewed the tax positions for open periods (for Federal purposes, three years from the date of filing and for state purposes, generally a range of three to four years from the date of filing), as applicable to the Funds, and has determined that no provision for income tax is required in the Funds’ financial statements.

C.	Security Transactions and Investment Income. Investment securities transactions are accounted for on the trade date. Gains and losses realized on sales of securities are determined on a specific identification basis. Discounts/premiums on debt securities purchased are accreted/amortized over the life of the respective securities using the effective interest method. Dividend income is recorded on the ex-dividend date. Interest income is recorded on an accrual basis. Income, including gains, from investments in foreign securities received by the Funds may be subject to income, withholding or other taxes imposed by foreign countries.

D.	Foreign Currency Translations and Transactions. The Funds may engage in foreign currency transactions. Foreign currency transactions are translated into U.S. dollars on the following basis: (i) market value of investment securities, assets and liabilities at the daily rates of exchange, and (ii) purchases and sales of investment securities, dividend and interest income and certain expenses at the rates of exchange prevailing on the respective dates of such transactions. For financial reporting purposes, the Funds do not isolate changes in the exchange rate of investment securities from the fluctuations arising from changes in the market prices of securities for unrealized gains and losses. However, for federal income tax purposes, the Funds do isolate and treat as ordinary income the effect of changes in foreign exchange rates on realized gains or losses from the sale of investment securities and payables and receivables arising from trade-date and settlement-date differences.

E.	Distributions to Shareholders. Distributions to shareholders from net investment income are generally declared and paid by each of the Funds on a quarterly basis. Distributions to shareholders from realized gains on securities for each Fund normally are declared and paid on an annual basis. Distributions are recorded on the ex-dividend date.

F.	Use of Estimates. The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements, as well as the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

G.	Share Valuation. The net asset value (“NAV”) per share of each Fund is calculated by dividing the sum of the value of the securities held by the Fund, plus cash and other assets, minus all liabilities (including estimated accrued expenses) by the total number of shares outstanding for the Fund, rounded to the nearest cent. The Funds’ shares will not be priced on the days on which the NYSE is closed for trading. For Authorized Participants, the offering and redemption price per share for the Funds are equal to the Funds’ respective net asset value per share.

H.	Guarantees and Indemnifications. In the normal course of business, the Funds enter into contracts with service providers that contain general indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

27

ETFMG™ ETFs

NOTES TO FINANCIAL STATEMENTS

September 30, 2022 (Continued)

Derivatives

The Funds may enter into swap agreements; including interest rate, index, and total return swap agreements. Swap agreements are contracts between parties in which one party agrees to make periodic payments to the other party based on the change in market value or level of a specified rate, index or asset. In return, the other party agrees to make payments to the first party based on the return of a different specified rate, index or asset. Swap agreements will usually be done on a net basis, i.e., where the two parties make net payments with a Fund receiving or paying, as the case may be, only the net amount of the two payments. The net amount of the excess, if any, of a Fund’s obligations over its entitlements with respect to each swap is accrued on a daily basis and an amount of cash or equivalents having an aggregate value at least equal to the accrued excess is maintained by the Fund.

The total return swap contracts are subject to master netting agreements, which are agreements between a Fund and its counterparties that provide for the net settlement of all transactions and collateral with the Fund through a single payment, in the event of default or termination. Amounts presented on the schedule of total return swaps are gross settlement amounts.

The following table presents the Funds’ gross derivative assets and liabilities by counterparty and contract type, net of amounts available for offset under a master netting agreement and the related collateral received or pledged by the Funds as of September 30, 2022.

ETFMG Prime 2x Daily Junior Silver Miners ETF

		Gross Amounts of Recognized Assets Presented in the	Gross		Gross Amounts not offset in the Statements of Assets & Liabilities
Counterparty	Investment Type	Statements of Assets & Liabilities	Amounts Available Offset	Net Amounts	Financial Instruments	Collateral Received	Net Amount
Cowen and Company, LLC	Total Return Swap Contract	$73,830	$—	$73,830	$—	$—	$73,830

The average monthly notional amount of the swap contracts during the year ended September 30, 2022 for SILX was $3,272,666.

The following is a summary of the effect of swap contracts on the Funds’ Statements of Assets and Liabilities as of September 30, 2022:

		Assets	Liabilities	Net Unrealized Gain (Loss)
ETFMG Prime 2x Daily Junior Silver Miners ETF	Swap Contract	$73,830	$—	$—

28

ETFMG™ ETFs

NOTES TO FINANCIAL STATEMENTS

September 30, 2022 (Continued)

The following is a summary of the effect of swap contracts on the Funds’ Statements of Operations for the year ended September 30, 2022:

		Realized Gain (Loss)	Change in Unrealized Appreciation/Depreciation
ETFMG Prime 2x
Daily Junior Silver Miners ETF	Swap Contract	$(2,140,682)	$—

NOTE 3 – RISK FACTORS

Investing in the Funds may involve certain risks, as discussed in the Funds’ prospectus, including, but not limited to, those described below. Any of these risks could cause an investor to lose money.

Market Risk. Financial markets rise and fall in response to a variety of factors, sometimes rapidly and unpredictably. As with any investment whose performance is tied to these markets, the value of an investment in a Fund will fluctuate, which means that an investor could lose money over short or long periods.

Investment Style Risk. The Funds, other than VALT, are not actively managed (“Index Funds”). Therefore, those Funds follow the securities included in its respective index during upturns as well as downturns. Because of their indexing strategies, the Index Funds do not take steps to reduce market exposure or to lessen the effects of a declining market. In addition, because of the Index Funds’ expenses, the Index Funds’ performance may be below that of their respective index.

Equity Risk. The prices of equity securities rise and fall daily. These price movements may result from factors affecting individual companies, industries or the securities market as a whole. In addition, equity markets tend to move in cycles which may cause stock prices to fall over short or extended periods of time.

Securities Lending Risk. Securities lending involves the risk of loss of rights in, or delay in recovery of, the loaned securities if the borrower fails to return the security loaned or becomes insolvent.

Concentration Risk. To the extent that a Fund’s or an index’s portfolio is concentrated in the securities of issuers in a particular market, industry, group of industries, sector or asset class, the fund may be adversely affected by the performance of those securities, may be subject to increased price volatility and may be more vulnerable to adverse economic, market, political or regulatory occurrences affecting that market, industry, group of industries, sector or asset class.

Natural Disaster/Epidemic Risk. Natural or environmental disasters, such as earthquakes, fires, floods, hurricanes, tsunamis and other severe weather-related phenomena generally, and widespread disease, including pandemics and epidemics (for example, the novel coronavirus COVID- 19),have been and can be highly disruptive to economies and markets and have recently led, and may continue to lead, to increased market volatility and significant market losses. Such natural disaster and health crises could exacerbate political, social, and economic risks previously mentioned, and result in significant breakdowns, delays, shutdowns, social isolation, and other disruptions to important global, local and regional supply chains affected, with potential corresponding results on the operating performance of the Funds and their investments. A climate of uncertainty and panic, including the contagion of infectious viruses or diseases, may adversely affect lobal, regional, and local economies and reduce the availability of potential investment opportunities, and increases the difficulty of performing due diligence and modeling market conditions, potentially reducing the accuracy of financial projections. Under the circumstances, the Funds may have difficulty achieving their investment objectives which may adversely impact performance. Further, such events can be highly disruptive to economies and markets, significantly disrupt the operations of individual companies (including, but not limited to, the Funds’ Sponsor and third party service providers), sectors, industries, markets, securities and commodity exchanges, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of the Funds’ investments. These factors can cause substantial market volatility. exchange trading suspensions and closures and can impact the ability of the Funds to complete redemptions and otherwise affect Fund performance and Fund trading in the secondary market. A widespread crisis may also affect the global economy in ways that cannot necessarily be foreseen at the current time. How long such events will last and whether they will continue or recur cannot be predicted. Impacts from these events could have significant impact on a Fund’s performance, resulting in losses to the Funds.

29

ETFMG™ ETFs

NOTES TO FINANCIAL STATEMENTS

September 30, 2022 (Continued)

Derivatives Risk. Derivatives are financial instruments that derive value from the underlying reference asset or assets, such as stocks, bonds, or funds (including ETFs), interest rates or indexes. A Fund’s investments in derivatives may pose risks in addition to, and greater than, those associated with directly investing in securities or other ordinary investments, including risk related to the market, leverage, imperfect daily correlations with underlying investments or the Fund’s other portfolio holdings, higher price volatility, lack of availability, counterparty risk, liquidity, valuation and legal restrictions. The use of derivatives is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The use of derivatives may result in larger losses or smaller gains than directly investing in securities. When a Fund uses derivatives, there may be imperfect correlation between the value of the reference assets and the derivative, which may prevent the Fund from achieving its investment objective. Because derivatives often require only a limited initial investment, the use of derivatives may expose a Fund to losses in excess of those amounts initially invested.

Daily Index Correlation/Tracking Risk. There is no guarantee that a Fund will achieve a high degree of correlation to the Index and therefore achieve its daily leveraged investment objective. To achieve a high degree of correlation with the Index, a Fund seeks to rebalance its portfolio daily to keep leverage consistent with its daily leveraged investment objective. In addition, a Fund’s exposure to the Index is impacted by the Index’s movement. Because of this, it is unlikely that a Fund will be perfectly exposed to the Index at the end of each day. The possibility of the Fund being materially over- or under-exposed to the Index increases on days when the Index is volatile near the close of the trading day. Market disruptions, regulatory restrictions and extreme volatility will also adversely affect a Fund’s ability to adjust exposure to the required levels.

On February 24, 2022, Russia commenced a military attack on Ukraine. The outbreak of hostilities between the two countries could result in more widespread conflict and could have a severe adverse effect on the region and the markets. In addition, sanctions imposed on Russia by the United States and other countries, and any sanctions imposed in the future could have a significant adverse impact on the Russian economy and related markets. The price and liquidity of investments may fluctuate widely as a result of the conflict and related events. How long such conflict and related events will last and whether it will escalate further cannot be predicted, nor its effect on the Funds.

A complete description of the principal risks is included in each Fund’s prospectus under the heading “Principal Investment Risks.”

NOTE 4 – MANAGEMENT AND OTHER CONTRACTS

The Adviser serves as the investment advisor to the Funds. Pursuant to an Investment Advisory Agreement (“Advisory Agreement”) between the Trust, on behalf of the Funds, and the Adviser, the Adviser provides investment advice to the Funds and oversees the day-to-day operations of the Funds, subject to the direction and control of the Board and the officers of the Trust. Under the Advisory Agreement, the Adviser is also responsible for arranging transfer agency, custody, fund administration and accounting, and other non-distribution related services necessary for the Funds to operate.

30

ETFMG™ ETFs

NOTES TO FINANCIAL STATEMENTS

September 30, 2022 (Continued)

Under the Investment Advisory Agreement, the Adviser has overall responsibility for the general management and administration of the Funds and arranges for sub-advisory, transfer agency, custody, fund administration, securities lending, and all other non-distribution related services necessary for the Funds to operate. The Funds unitary fees are accrued daily and paid monthly. The Adviser bears the costs of all advisory and non- advisory services required to operate the Funds, in exchange for a single unitary fee at the following annual rates:

ETFMG Prime Junior Silver Miners ETF	0.69%
ETFMG Prime 2x Daily Junior Silver Miners ETF	0.95%

Under the Investment Advisory Agreement, the Adviser has agreed to pay all expenses of the Funds, except for: the fee paid to the Adviser pursuant to the Investment Advisory Agreement, interest charges on any borrowings, taxes, brokerage commissions and other expenses incurred in placing orders for the purchase and sale of securities and other investment instruments, acquired fund fees and expenses, accrued deferred tax liability, extraordinary expenses, and distribution (12b-1) fees and expenses (collectively, “Excluded Expenses”). The Adviser has entered into an agreement with its affiliate ETFMG Financial, LLC to serve as distributor to the Funds (the “Distributor”). The Distributor provides marketing support for the Funds, including distributing marketing materials related to the Funds. Level ETF Ventures, LLC (“Level”) serves as the index provider for SILJ and SILX. Level is not affiliated with the Trust or the Adviser.

U.S. Bancorp Fund Services, LLC doing business as U.S. Bank Global Fund Services (the “Administrator”) provides fund accounting, fund administration, and transfer agency services to the Funds. The Adviser compensates the Administrator for these services under an administration agreement between the two parties.

The Adviser pays each independent Trustee a quarterly fee for service to the Funds. Each Trustee is also reimbursed by the Adviser for all reasonable out-of-pocket expenses incurred in connection with his duties as Trustee, including travel and related expenses incurred in attending Board meetings.

NOTE 5 – DISTRIBUTION PLAN

The Funds have each adopted a Plan of Distribution pursuant to Rule 12b-1 under the 1940 Act. Under the Plan, each Fund may pay compensation to the Distributor or any other distributor or financial institution with which the Trust has an agreement with respect to each Fund, with the amount of such compensation not to exceed an annual rate of 0.25% of each Fund’s average daily net assets. During the year ended September 30, 2022, the Funds did not incur any 12b-1 expenses.

NOTE 6 - PURCHASES AND SALES OF SECURITIES

The costs of purchases and sales of securities, excluding short-term securities and in-kind transactions, during the year ended September 30, 2022:

	Purchases	Sales
ETFMG Prime Junior Silver Miners ETF	$250,498,204	$263,202,763

31

ETFMG™ ETFs

NOTES TO FINANCIAL STATEMENTS

September 30, 2022 (Continued)

The costs of purchases and sales of in-kind transactions associated with creations and redemptions during the year ended September 30, 2022:

	Purchases In- Kind	Sales In- Kind
ETFMG Prime Junior Silver Miners ETF	$241,832,399	$153,968,835

Purchases in-kind are the aggregate of all in-kind purchases and sales in-kind are the aggregate of all in-kind sales. Net capital gains or losses resulting from in-kind redemptions are excluded from the Funds’ determination of taxable gains and are not distributed to shareholders.

There were no purchases or sales of U.S. Government obligations during the year ended September 30, 2022.

NOTE 7 – FEDERAL INCOME TAXES

The components of distributable earnings (losses) and cost basis of investments for federal income tax purposes at September 30, 2022 were as follows:

	Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
ETFMG Prime Junior Silver Miners ETF	$872,535,620	$39,564,185	$(305,870,519)	$(266,306,334)
ETFMG Prime 2x Daily Junior Silver Miners ETF	$481,078	—	—	—

The difference between the tax cost of investments and the cost of investments for GAAP purposes is primarily due to the tax treatment of wash sale losses.

As of September 30, 2022, the components of distributable earnings (loss) on a tax basis were as follows:

	Undistributed Ordinary Income	Undistributed Long-Term Gain	Total Distributable Earnings	Other Accumulated Loss	Total Accumulated Gain (Loss)
ETFMG Prime Junior Silver Miners ETF	$—	$—	$—	$(216,188,136)	$(482,494,470)
ETFMG Prime 2x Daily Junior Silver Miners ETF	—	—	—	(399,766)	(399,766)

The difference between the tax cost of investments and the cost of investments for GAAP purposes is primarily due to the tax treatment of wash sale losses.

As of September 30, 2022, the Funds had accumulated capital loss carryovers of:

	Capital Loss Carryforward ST	Capital Loss Carryforward LT	Expires
ETFMG Prime Junior Silver Miners ETF	$(96,264,792)	$(115,329,264)	Indefinite
ETFMG Prime 2x Daily Junior Silver Miners ETF	(399,766)	—	Indefinite

32

ETFMG™ ETFs

NOTES TO FINANCIAL STATEMENTS

September 30, 2022 (Continued)

Under current tax law, capital and currency losses realized after October 31 of a Fund’s fiscal year may be deferred and treated as occurring on the first business day of the following fiscal year for tax purposes. The following Funds had deferred post-October capital and currency losses, which will be treated as arising on the first business day of the year ending September 30, 2022.

	Late Year Ordinary Loss	Post- October Capital Loss
ETFMG Prime Junior Silver Miners ETF	$(4,593,857)	$—
ETFMG Prime 2x Daily Junior Silver Miners ETF	—	—

U.S. GAAP requires that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. For the fiscal year ended September 30, 2022, the following table shows the reclassifications made:

	Total Distributable Earnings/(Loss)	Paid-In Capital
ETFMG Prime Junior Silver Miners ETF	$(12,343,306)	$12,343,306
ETFMG Prime 2x Daily Junior Silver Miners ETF	1,911,223	(1,911,223)

The tax charter of distributions paid during the year ended September 30, 2022, and the year ended September 30, 2021 were as follows:

	Year Ended September 30, 2022		Year Ended September 30, 2021
	From Ordinary Income	From Capital Gains	From Ordinary Income	From Capital Gains
ETFMG Prime Junior Silver Miners ETF	$2,774,481	$—	$7,160,000	$—
ETFMG Prime 2x Daily Junior Silver Miners ETF	—	—	—	—

NOTE 8 – LEGAL MATTERS

The Trust, the Adviser, and certain officers and affiliated persons of the Adviser (together with the Adviser, the “Adviser Defendants”) were named as defendants in an action filed December 21, 2021, in the Superior Court of New Jersey, Union County, captioned PureShares, LLC, d/b/a PureFunds et al. v. ETF Managers Group, LLC et al., Docket No. UNN-C-152-21 (the “NJ Action”). The NJ Action asserted breach of contract and other tort claims and sought damages in unspecified amounts and injunctive relief. On May 25, 2022, the court in the NJ Action dismissed with prejudice all claims asserted against the Trust, as well as all contract claims and all except one tort claim asserted against the Adviser Defendants.

As of September 30, 2022, there were no adjustments made to the accompanying financial statements based on the above legal matters.

33

ETFMG™ ETFs

NOTES TO FINANCIAL STATEMENTS

September 30, 2022 (Continued)

NOTE 9 – SUBSEQUENT EVENTS

In preparing these financial statements, the Funds have evaluated events and transactions for potential recognition or disclosure through the date the financial statements were issued. This evaluation did not result in any subsequent events that necessitated disclosures and/or adjustments to the financial statements.

34

ETFMG™ ETFs

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of ETF Managers Trust

and the Shareholders of ETFMG Prime Junior Silver Miners ETF and ETFMG Prime 2x Daily Junior Silver Miners ETF:

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments of ETFMG Prime Junior Silver Miners ETF and the schedule of investments and total return swaps of ETFMG Prime 2x Daily Junior Silver Miners ETF (collectively the “Funds”) (certain of the Funds comprising ETF Managers Trust) as of September 30, 2022, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of periods indicated therein, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Funds as of September 30, 2022, and the results of their operations for the year then ended, the changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of September 30, 2022 by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

/s/WithumSmith+Brown, PC

We have served as the auditor of one or more series of the Trust since 2013.

New York, New York

November 29, 2022

35

ETFMG™ ETFs

EXPENSE EXAMPLES

Six Months Ended September 30, 2022 (Unaudited)

As a shareholder of the Funds you incur two types of costs: (1) transaction costs, including brokerage commissions on purchases and sales of Fund shares, and (2) ongoing costs, including management fees and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other funds. The examples are based on an investment of $1,000 invested for the period of time as indicated in the table below.

Actual Expenses

The first line of the table provides information about actual account values based on actual returns and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then, multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table provides information about hypothetical account values based on a hypothetical return and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales of Fund shares. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. If these transactional costs were included, your costs would have been higher.

Fund Name	Beginning Account Value April 1, 2022	Ending Account Value September 30, 2022	Expenses Paid During the Period^	Annualized Expense Ratio During the Period April 1, 2022 to September 30, 2022
ETFMG Prime Junior Silver Miners ETF
Actual	$1,000.00	$647.70	$2.85	0.69%
Hypothetical (5% annual)	1,000.00	1,021.61	3.50	0.69%
ETFMG Prime 2x Daily Junior Silver Miners ETF
Actual	1,000.00	358.10	3.23	0.95%
Hypothetical (5% annual)	1,000.00	1,020.31	4.81	0.95%

^ The dollar amounts shown as expenses paid during the period are equal to the annualized six-month expense ratio multiplied by the average account value during the period, multiplied by 183/365 (to reflect the one-half year period).

36

ETFMG™ ETFs

Board of Trustees

Set forth below are the names, birth years, positions with the Trust, length of term of office, and the principal occupations and other directorships held during at least the last five years of each of the persons currently serving as a Trustee of the Trust, as well as information about each officer. The business address of each Trustee and officer is 30 Maple Street, 2nd Floor, Summit, New Jersey 07901. The SAI includes additional information about Fund directors and is available, without charge, upon request by calling 1-844-ETF-MGRS (1-844-383-6477).

Name and Year of Birth	Position(s) Held with the Trust, Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen By Trustee	Other Directorships Held by Trustee During Past 5 Years
Interested Trustee and Officers
Samuel Masucci, III (1962)	Trustee, Chairman of the Board and President (since 2012); Secretary (since 2014)	Chief Executive Officer, Exchange Traded Managers Group LLC (since 2013); Chief Executive Officer, ETF Managers Group LLC (since 2016); Chief Executive Officer, ETF Managers Capital LLC (commodity pool operator) (since 2014).	17	None
John A. Flanagan (1946)	Treasurer (since 2015)	President, John A. Flanagan CPA, LLC (accounting services) (since 2010); Treasurer, ETF Managers Trust (since 2015); Chief Financial Officer, ETF Managers Capital, LLC (commodity pool operator) (since 2015).	n/a	Independent Trustee - Absolute Shares Trust (since 2014) (6 portfolios)
Kevin Hourihan (1978)	Chief Compliance Officer (since 2022)	Senior Principal Consultant, Fund Chief Compliance Officer, ACA Global, LLC (since 2022); Chief Compliance Officer, Ashmore Funds (2017-2022); Chief Compliance Officer, Ashmore Investment Management (US) Corp (2014-2022); Chief Compliance Officer, Ashmore Equities Investment Management (2015- 2019).	n/a	n/a
Matthew J. Bromberg (1973)	Assistant Secretary (since 2020)	Chief Compliance Officer of ETF Managers Group, LLC (since 2022); General Counsel and Secretary of Exchange Traded Managers Group LLC (since 2020); ETF Managers Group LLC (since 2020); ETFMG Financial LLC (since 2020); ETF Managers Capital LLC (since 2020); Partner of Dorsey & Whitney LLP (law firm) (2019-2020); General Counsel of WBI Investments, Inc. (2016-2019); Millington Securities, Inc. (2016-2019).	n/a	n/a
* Mr. Masucci is an interested Trustee by virtue of his role as the Chief Executive Officer of the Adviser.

37

ETFMG™ ETFs

Board of Trustees (Continued)

Name and Year of Birth	Position(s) Held with the Trust, Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen By Trustee	Other Directorships Held by Trustee During Past 5 Years
Terry Loebs (1963)	Trustee (since 2014); Lead Independent Trustee (since 2020)	Founder and Managing Member, Pulsenomics LLC (index product development and consulting firm) (since 2011); Managing Director, MacroMarkets, LLC (exchange-traded products firm) (2006-2011).	17	None
Eric Wiegel (1960)	Trustee (since 2020)	Senior Portfolio Manager, Little House Capital (2019-present); Managing Partner, Global Focus Capital LLC (2013-present); Chief Investment Officer, Insight Financial Strategist LLC (2017- 2018).	17	None

38

ETFMG™ ETFs

SUPPLEMENTARY INFORMATION

September 30, 2022

NOTE 1 – FREQUENCY DISTRIBUTION OF PREMIUMS AND DISCOUNTS

Information regarding how often shares of each Fund traded on the Exchange at a price above (i.e., at a premium) or below (i.e., at a discount) the NAV is available on the Fund’s website at www.etfmgfunds.com.

NOTE 2 – FEDERAL TAX INFORMATION

Qualified Dividend Income/Dividends Received Deduction

For the fiscal year ended September 30, 2022, certain dividends paid by the Funds may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Reconciliation Act of 2003. The percentage of dividends declared from ordinary income designated as qualified dividend income was as follows:

Fund Name	Qualified Dividend Income
ETFMG Prime Junior Silver Miners ETF	100.00%
ETFMG Prime 2x Daily	0.00%
Junior Silver Miners ETF

For corporate shareholders, the percent of ordinary income distributions qualifying for the corporate dividends received deduction for the fiscal year ended September 30, 2022 was as follows:

Fund Name	Dividends Received Deduction
ETFMG Prime Junior Silver Miners ETF	6.11%
ETFMG Prime 2x Daily	0.00%
Junior Silver Miners ETF

Short Term Capital Gain

The percentage of taxable ordinary income distributions that are designated as short-term capital gain distributions under Internal Revenue Section 871 (k)(2)(C) for each Fund were as follows:

Fund Name	Short-Term Capital Gain
ETFMG Prime Junior Silver Miners ETF	0.00%
ETFMG Prime 2x Daily	0.00%
Junior Silver Miners ETF

During the year ended September 30, 2022, the Funds did not declare any long-term realized gains distributions.

Pursuant to Section 853 of the Internal Revenue Code, the Fund designated the following amounts as foreign taxes paid for the year ended September 30, 2022. Foreign taxes paid for purposes of Section 853 may be less than actual foreign taxes paid for financial statement purposes.

			Per Share
Fund	Gross Foreign Source Income	Foreign Taxes Passthrough	Gross Foreign Source Income	Foreign Taxes Passthrough	Shares Outstanding at 9/30/22
ETFMG Prime Junior Silver Miners ETF	$6,758,031	$790,427	0.10154817	0.01187718	66,550,000
39

ETFMG™ ETFs

SUPPLEMENTARY INFORMATION

September 30, 2022 (Unaudited) (Continued)

Foreign taxes paid or withheld should be included to taxable income with an offsetting deduction from gross income or as a credit for taxes paid to foreign governments.

Above figures may differ from those cited elsewhere in this report due to difference in the calculation of income and gains under GAAP purposes and Internal Revenue Service purposes.

NOTE 3 – INFORMATION ABOUT PORTFOLIO HOLDINGS

The Funds file their complete schedule of portfolio holdings for their first and third fiscal quarters with the Securities and Exchange Commission (“SEC”) on Part F of Form N-PORT. The Funds’ Part F of Form N-PORT is available on the website of the SEC at www.sec.gov and the Funds’ website at www.etfmgfunds.com. Each Fund’s portfolio holdings are posted on their website at www.etfmgfunds.com daily.

NOTE 4 – INFORMATION ABOUT PROXY VOTING

A description of the policies and procedures the Funds use to determine how to vote proxies relating to portfolio securities is provided in the Statement of Additional Information (“SAI”). The SAI is available without charge upon request by calling toll-free at (877) 756-7873, by accessing the SEC’s website at www.sec.gov, or by accessing the Funds’ website at www.etfmgfunds.com.

Information regarding how the Funds voted proxies relating to portfolio securities during the period ending June 30 is available by calling toll-free at (877) 756-7873 or by accessing the SEC’s website at www.sec.gov.

Carefully consider the Fund’s investment objectives, risk factors, charges, and expenses before investing. This and additional information can be found in the Fund’s prospectus, which may be obtained by calling 1-844-ETF-MGRS (1-844-383-6477) or by visiting www.etfmgfunds.com. Read the prospectus carefully before investing.

40

ETFMG™ ETFs

ETF MANAGERS TRUST

Privacy Policy and Procedures

ETF Managers Trust, (the “Trust”) has adopted the following privacy policies in order to safeguard the personal information of the Trust’s customers and consumers in accordance with Regulation S-P as promulgated by the U.S. Securities and Exchange Commission.

Trust officers are responsible for ensuring that the following policies and procedures are implemented:

1)      The Trust is committed to protecting the confidentiality and security of the information they collect and will handle personal customer and consumer information only in accordance with Regulation S-P and any other applicable laws, rules and regulations1. The Trust will ensure: (a) the security and confidentiality of customer records and information; (b) that customer records and information are protected from any anticipated threats and hazards; and (c) that customer records and information are protected from unauthorized access or use.

2)      The Trust conducts its business affairs through its trustees, officers and third parties that provide services pursuant to agreements with the Trust. The Trust has no employees. It is anticipated that the trustees and officers of the Trust who are not employees of service providers of the Trust will not have access to customer records and information in the performance of their normal responsibilities for the Trust.

3)      The Trust may share customer information with its affiliates, subject to the customers’ right to prohibit such sharing.

4)      The Trust may share customer information with unaffiliated third parties only in accordance with the requirements of Regulation S-P. Pursuant to this policy, the Trust will not share customer information with unaffiliated third parties other than as permitted by law, unless authorized to do so by the customer.

Consistent with these policies, the Trust has adopted the following procedures:

1)      The Trust will determine that the policies and procedures of its affiliates and Service Providers are reasonably designed to safeguard customer information and only permit appropriate and authorized access to and use of customer information through the application of appropriate administrative, technical and physical protections.

2)      The Trust will direct each of its Service Providers to adhere to the privacy policy of the Trust and to its privacy policies with respect to all customer information of the Trust and to take all actions reasonably necessary so that the Trust is in compliance with the provisions of Regulation S-P, including, as applicable, the development and delivery of privacy notices and the maintenance of appropriate and adequate records.

The Trust requires its Service Providers to provide periodic reports to the Trust’s Board of Trustees outlining their privacy policies and the implementation of such policies. Each Service Provider is required to promptly report to the Trust’s Board any material changes to its privacy policy before, or promptly after, the adoption of such changes.

(1) Generally, the Funds have institutional clients which are not considered “customers” for purposes of regulation S-P.

41

Advisor

ETF Managers Group, LLC

30 Maple Street, Suite 2, Summit, NJ 07901

Distributor

ETFMG Financial LLC

30 Maple Street, Suite 2, Summit, NJ 07901

Custodian

U.S. Bank National Association

Custody Operations

1555 North River Center Drive, Suite 302, Milwaukee, Wisconsin 53212

Transfer Agent

U.S. Bancorp Fund Services, LLC doing business as U.S. Bank Global Fund Services
615 East Michigan Street, Milwaukee, Wisconsin 53202

Securities Lending Agent

U.S. Bank, National Association

Securities Lending

800 Nicolet Mall

Minneapolis, MN 55402-7020

Independent Registered Public Accounting Firm

WithumSmith + Brown, PC

1411 Broadway, 9th Floor, New York, NY 10018

Legal Counsel

Sullivan & Worcester LLP

1666 K Street NW, Washington, DC 20006

ETFMG Prime Cyber Security ETF

HACK

ETFMG Prime Mobile Payments ETF

IPAY

ETFMG Sit Ultra Short ETF

VALT

ETFMG Treatments, Testing and

Advancements ETF

GERM

Annual Report

September 30, 2022

The funds are series of ETF Managers Trust.

ETFMG™ ETFs

September 30, 2022

ETFMG™ ETFs

Dear Shareholder,

On behalf of the entire team, we want to express our appreciation for the confidence you have placed in these ETFs. The following information pertains to the fiscal period from October 1, 2021 to September 30, 2022.

Market Overview

Beginning in the first quarter of 2020, financial markets in the United States and around the world experienced extreme and, in many cases, unprecedented volatility and severe losses due to the global pandemic caused by COVID-19. Some sectors of the economy and individual issuers have experienced particularly large losses because of these disruptions. In response to these disruptions, the U.S. government and the Federal Reserve have taken extraordinary actions to support the domestic economy and financial markets, contributing to inflationary pressure and expectations for inflation. Further, Russia’s military invasion of Ukraine in February 2022, the resulting responses by the United States and other countries, and the potential for wider conflict have increased volatility and uncertainty in the financial markets and adversely affect regional and global economies. The full extent and duration of these conditions and the totality of repercussions are impossible to predict but could continue to result in significant market disruptions and may continue to negatively affect global supply chains, inflation and global growth. These and related events have impacted the ETFs’ performance, among other factors, and the value of an investment in the ETFs. We encourage you to talk with your financial advisor and visit etfmg.com for further insight about investing in today’s markets.

Performance Overview

During the fiscal year-ended September 30, 2022, the S&P 500 Information Technology Sector Index, a broad measure of US listed technology companies, returned -20.0%. During the same period, the S&P Global 1200 Information Technology Sector Index, a broad measure of global technology companies, returned -24.5%. Also, during that period, the S&P 500, a broad measure of US listed companies, returned -15.47%. Below is a performance overview for each Fund for the same 12-month period, except as noted otherwise.

ETFMG Prime Cyber Security ETF (HACK)

The ETFMG Prime Cyber Security ETF (“HACK”) seeks to provide investment results that, before fees and expenses, correspond generally to the price and yield performance of the Prime Cyber Defense Index (the “PCD Index”).

Over the period, the total return for HACK was -28.77%, while the total return for the PCD Index was -28.56%. The best performers in HACK, on the basis of contribution to return were, Mandiant Inc, Sailpoint Technologies Holdi, Qualys Inc, Mantech International Corp-A and Booz Allen Hamilton Holdings, while the worst performers were Okta Inc, Splunk Inc, Cloudflare Inc - Class A, Akamai Technologies Inc, and Zscaler Inc.

During the reporting period, HACK saw an average approximate allocation of 79% to the Information Technology sector and 20.17% to Industrials. The portfolio securities held by HACK were exposed predominately to the United States at 84.76%, 6.41% to the United Kingdom, and 4.65% to Israel.

ETFMG Prime Mobile Payments ETF (IPAY)

The ETFMG Prime Mobile Payments ETF (“IPAY”) seeks to provide investment results that, before fees and expenses, correspond generally to the price and yield performance of the Prime Mobile Payments Index (the “PMP Index”).

Over the period, the total return for IPAY was -44.18%, while the total return for the PMP Index was -44.31%. The best performers in IPAY, on the basis of contribution to return were, Cielo Sa, Evo Payments Inc-Class A, Jack Henry & Associates Inc, International Money Express and Moneygram International Inc, while the worst performers were Block Inc, Paypal Holdings Inc, Adyen Nv, Affirm Holdings Inc, and Nuvei Corp-Subordinate Vtg.

During the reporting period, IPAY saw an average approximate allocation of 86.69% to the IT Services sector and 12.0% to Consumer Finance. The portfolio securities held by IPAY were exposed predominately to the United States at 70.99%, followed by the Brazil at 4.25% and the Netherlands at 4.05%.

ETFMG Sit Ultra Short ETF (VALT)

The ETFMG Sit Ultra Short ETF (“VALT”) is an actively managed exchange-traded fund that seeks maximum current income, consistent with preservation of capital and daily liquidity.

Over the fiscal period, the total return for VALT was -2.29%, while the total return for its benchmark, the Bloomberg Barclays U.S. Treasury Bills Index: 1-3 month Index, was 0.64%.

VALT seeks to achieve its investment objective by investing in a diversified portfolio of high-quality, short-term U.S. dollar-denominated domestic and foreign debt securities and other instruments. VALT uses the Bloomberg Barclays U.S. Treasury Bills Index: 1-3-month Index as its benchmark index. During normal market conditions, the average portfolio effective duration for VALT is expected be more than 2 months, but less than 1 year. However, VALT is not a money market fund, does not seek to maintain a fixed or stable net asset value of $1, is not subject to the rules that govern the quality, maturity, liquidity, and other features of securities that money market funds may purchase, and does not have the tax advantages of a money market fund.

ETFMG Treatments, Testing and Advancements ETF (GERM)

The ETFMG Treatments, Testing and Advancements ETF (“GERM”) seeks to provide investment results that, before fees and expenses, correspond generally to the price and yield performance of the Prime Treatments, Testing and Advancements Index (the “PTT Index”).

Over the fiscal period, the total return for GERM was - 49.14%, while the total return for the PTT Index was -49.35%. The best performers in GERM, on the basis of contribution to return were, Dicerna Pharmaceuticals Inc, Immunocore Holdings Plc-Adr, Meridian Bioscience Inc, Eli Lilly & Co and Abbvie Inc, while the worst performers were Novavax Inc, Moderna Inc, Curevac Nv, I-Mab-Sponsored Adr, and Biontech Se-Adr.

During the reporting period, GERM saw an average approximate allocation of 99.5% of its portfolio holdings to the Health Care sector. The portfolio securities held by GERM were exposed predominately to the United States at 78.56% followed by Germany at 8.3%, and China at 3.9%.

You can find further details about HACK, IPAY, VALT, and GERM by visiting www.etfmg.com, or by calling 1-844-383-6477.

Sincerely,

Samuel Masucci III

Chairman of the Board

ETFMG Prime Cyber Security ETF

Growth of $10,000 (Unaudited)

			Since	Value of
Average Annual Returns	1 Year	5 Year	Inception	$10,000
Year Ended September 30, 2022	Return	Return	(11/11/14)	(9/30/2022)
ETFMG Prime Cyber Security ETF (NAV)	-28.77%	8.12%	7.75%	$18,018
ETFMG Prime Cyber Security ETF (Market)	-28.61%	8.13%	7.75%	$18,017
S&P 500 Index	-15.47%	9.24%	9.48%	$20,423
Prime Cyber Defense Index*	-28.56%	8.50%	8.19%	$18,596

*  The Fund’s benchmark before 8/1/17 was the ISE Cyber Security Index. On 8/1/17, the Fund’s benchmark became the Prime Cyber Defense Index.

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. All performance is historical and includes reinvestment of dividends and capital gains. Performance data current to the most recent month end may be obtained by calling 1-844-ETF-MGRS (1-844-383-6477).

The chart illustrates the performance of a hypothetical $10,000 investment made on November 11, 2014, and is not intended to imply any future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions from the sales of Fund shares. The chart assumes reinvestment of capital gains and dividends, if any. The Index Returns do not reflect fees or expenses and are not available for direct investment.

ETFMG Prime Cyber Security ETF

Top Ten Holdings as of September 30, 2022 (Unaudited)*

	Security	% of Total Investments
1	Zscaler, Inc.	4.84%
2	Fortinet, Inc.	4.70%
3	BAE Systems PLC	4.66%
4	Crowdstrike Holdings, Inc. - Class A	4.42%
5	VeriSign, Inc.	4.42%
6	Cloudflare, Inc. - Class A	4.33%
7	Booz Allen Hamilton Holding Corp.	4.19%
8	Palo Alto Networks, Inc.	4.18%
9	NortonLifeLock, Inc.	4.15%
10	Leidos Holdings, Inc.	4.14%

Top Ten Holdings = 44.03% of Total Investments

* Current Fund holdings may not be indicative of future Fund holdings.

ETFMG Prime Mobile Payments ETF

Growth of $10,000 (Unaudited)

			Since	Value of
Average Annual Returns	1 Year	5 Year	Inception	$10,000
Year Ended September 30, 2022	Return	Return	(7/15/15)	(9/30/2022)
ETFMG Prime Mobile Payments ETF (NAV)	-44.18%	3.21%	6.11%	$15,336
ETFMG Prime Mobile Payments ETF (Market)	-44.21%	3.08%	6.06%	$15,287
S&P 500 Index	-15.47%	9.24%	9.70%	$19,493
Prime Mobile Payments Index*	-44.31%	3.68%	6.65%	$15,907

*  The Fund’s benchmark before 8/1/17 was the ISE Mobile Payments Index. On 8/1/17, the Fund’s benchmark became the Prime Mobile Payments Index.

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. All performance is historical and includes reinvestment of dividends and capital gains. Performance data current to the most recent month end may be obtained by calling 1-844-ETF-MGRS (1-844-383-6477).

The chart illustrates the performance of a hypothetical $10,000 investment made on July 15, 2015, and is not intended to imply any future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions from the sales of Fund shares. The chart assumes reinvestment of capital gains and dividends, if any. The Index Returns do not reflect fees or expenses and are not available for direct investment.

ETFMG Prime Mobile Payments ETF

Top Ten Holdings as of September 30, 2022 (Unaudited)*

	Security	% of Total Investments
1	ETFMG Sit Ultra Short ETF**	7.26%
2	PayPal Holdings, Inc.	5.17%
3	Fiserv, Inc.	5.02%
4	American Express Co.	4.98%
5	Visa, Inc. - Class A	4.95%
6	MasterCard, Inc. - Class A	4.87%
7	Fidelity National Information Services, Inc.	4.01%
8	Adyen NV	3.63%
9	Block, Inc.	3.06%
10	Global Payments, Inc.	2.96%

Top Ten Holdings= 45.91% of Total Investments

* Current Fund holdings may not be indicative of future Fund holdings.

** Affiliated security. Please refer to Note 9 of the Notes to Financial Statements.

ETFMG Sit Ultra Short ETF

Growth of $10,000 (Unaudited)

		Since	Value of
Average Annual Returns	1 Year	Inception	$10,000
Year Ended September 30, 2022	Return	(10/8/2019)	(9/30/2022)
ETFMG Sit Ultra Short ETF (NAV)	-2.29%	-0.13%	$9,962
ETFMG Sit Ultra Short ETF (Market)	-2.36%	-0.16%	$9,954

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. All performance is historical and includes reinvestment of dividends and capital gains. Performance data current to the most recent month end may be obtained by calling 1-844-ETF-MGRS (1-844-383-6477).

The chart illustrates the performance of a hypothetical $10,000 investment made on October 8, 2019, and is not intended to imply any future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions from the sales of Fund shares. The chart assumes reinvestment of capital gains and dividends, if any. The Index Returns do not reflect fees or expenses and are not available for direct investment.

ETFMG Sit Ultra Short ETF

Top Ten Holdings as of September 30, 2022 (Unaudited)*

	Security	% of Total Investments
1	Brighthouse Financial Global Funding	2.96%
2	Brown & Brown, Inc.	2.75%
3	Triton Container International, Ltd.	2.62%
4	Nationwide Mutual Insurance Co.	2.43%
5	General Mills, Inc.	2.34%
6	CNO Global Funding	2.23%
7	Truist Bank	2.17%
8	Kinder Morgan, Inc.	2.10%
9	First Horizon Corp.	2.08%
10	Citigroup, Inc.	2.00%

Top Ten Holdings = 23.68% of Total Investments

* Current Fund holdings may not be indicative of future Fund holdings.

ETFMG Treatments, Testing and Advancements ETF

Growth of $10,000 (Unaudited)

		Since	Value of
Average Annual Returns	1 Year	Inception	$10,000
Year Ended September 30, 2022	Return	(6/17/2020)	(9/30/2022)
ETFMG Treatments, Testing and Advancements ETF (NAV)	-49.14%	-7.23%	$8,423
ETFMG Treatments, Testing and Advancements ETF (Market)	-49.19%	-7.21%	$8,427
S&P 500 Index	-15.47%	8.00%	$11,925
Prime Treatments, Testing and Advancements Index NTR	-49.35%	-7.60%	$8,363

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. All performance is historical and includes reinvestment of dividends and capital gains. Performance data current to the most recent month end may be obtained by calling 1-844-ETF-MGRS (1-844-383-6477).

The chart illustrates the performance of a hypothetical $10,000 investment made on June 17, 2020, and is not intended to imply any future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions from the sales of Fund shares. The chart assumes reinvestment of capital gains and dividends, if any. The Index Returns do not reflect fees or expenses and are not available for direct investment.

ETFMG Treatments, Testing and Advancements ETF

Top Ten Holdings as of September 30, 2022 (Unaudited)*

	Security	% of Total Investments
1	Quest Diagnostics, Inc.	5.18%
2	Alnylam Pharmaceuticals, Inc.	5.04%
3	BioNTech SE - ADR	4.86%
4	Laboratory Corp. of America Holdings	4.80%
5	Moderna, Inc.	4.53%
6	ETFMG Sit Ultra Short ETF**	4.31%
7	QuidelOrtho Corp.	3.18%
8	Bio-Rad Laboratories, Inc. - Class A	3.04%
9	AbCellera Biologics, Inc.	2.99%
10	Vir Biotechnology, Inc.	2.71%

Top Ten Holdings = 40.64% of Total Investments

* Current Fund holdings may not be indicative of future Fund holdings.

** Affiliated security. Please refer to Note 9 of the Notes to Financial Statements.

ETFMG™ ETFs

Important Disclosures and Key Risk Factors

Investing involves risk, including the possible loss of principal. Shares of any ETF are bought and sold at market price (not NAV), may trade at a discount or premium to NAV and are not individually redeemed from the Fund. Brokerage commissions will reduce returns. Narrowly focused investments typically exhibit higher volatility.

Past performance is not indicative of future return. A fund’s performance for very short time periods may not be indicative of future performance.

HACK

The Fund seeks to provide investment results that, before fees and expenses, correspond generally to the price and yield performance of the Prime Cyber Defense Index (the “Index”).

The fund is concentrated in technology-related companies face intense competition, both domestically and internationally, which may have an adverse effect on profit margins. Such companies may have limited product lines, markets, financial resources or personnel. The products of such companies may face obsolescence due to rapid technological developments, frequent new product introduction, unpredictable changes in growth rates, competition for the services of qualified personnel, and competition from foreign competitors with lower production costs. Technology companies are heavily dependent on patent and intellectual property rights. The loss or impairment of these rights may adversely affect the profitability of these companies. Investments in foreign securities involve political, economic and currency risks, greater volatility and differences in accounting methods. The Funds are non-diversified, meaning they may concentrate its assets in fewer individual holdings than a diversified fund. Investments in smaller companies tend to have limited liquidity and greater price volatility than large-capitalization companies. Diversification does not assure a profit or protect against a loss in a declining market. The Fund’s return may not match or achieve a high degree of correlation with the return of the Prime Cyber Defense Index. To the extent the Fund utilizes a sampling approach, it may experience tracking error to a greater extent than if the Fund had sought to replicate the Prime Cyber Defense Index. The Prime Cyber Defense Index provides a benchmark for investors interested in tracking companies actively involved in providing cyber security technology and services. The Index uses a market capitalization weighted allocation across the infrastructure provider and service provider categorizations as well as an equal weighted allocation methodology for all components within each sector allocation. Index components are reviewed semi-annually for eligibility, and the weights are re-set accordingly. An investment cannot be made directly in an index.

Unlike with an actively managed fund, the Fund’s adviser does not use techniques or defensive strategies designed to lessen the effects of market volatility or to reduce the impact of periods of market decline. This means that, based on market and economic conditions, the Fund’s performance could be lower than other types of funds that may actively shift their portfolio assets to take advantage of market opportunities or to lessen the impact of a market decline.

Natural or environmental disasters, such as earthquakes, fires, floods, hurricanes, tsunamis and other severe weather-related phenomena generally, and widespread disease, including pandemics and epidemics, have been and may be highly disruptive to economies and markets, adversely impacting individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of the Fund’s investments. Given the increasing interdependence among global economies and markets, conditions in one country, market, or region are increasingly likely to adversely affect markets, issuers, and/or foreign exchange rates in other countries, including the U.S. Any such events could have a significant adverse impact on the value of the Fund’s investments.

ETFMG™ ETFs

Additionally, natural or environmental disasters, widespread disease or other public health issues, war, acts of terrorism or other events could result in increased premiums or discounts to the Fund’s NAV.

ETF Managers Group LLC is the investment adviser to the Fund.

The Fund is distributed by ETFMG Financial LLC. ETF Managers Group LLC and ETFMG Financial LLC are wholly owned subsidiaries of Exchange Traded Managers Group LLC (collectively, “ETFMG”). ETFMG Financial LLC is not affiliated with Prime Indexes.

IPAY

The ETFMG Prime Mobile Payments ETF (the “Fund” or the “Mobile Payments ETF”) seeks to provide investment results that, before fees and expenses, correspond generally to the price and yield performance of the Prime Mobile Payments Index (the “Index”).

Mobile Payment Companies face intense competition, both domestically and internationally, and are subject to increasing regulatory constraints, particularly with respect to fees, competition and anti-trust matters, cybersecurity and privacy. Mobile Payment Companies may be highly dependent on their ability to enter into agreements with merchants and other third parties to utilize a particular payment method, system, software or service, and such agreements may be subject to increased regulatory scrutiny. Additionally, certain Mobile Payment Companies have recently faced increased costs related to class-action litigation challenging such agreements. Such factors may adversely affect the profitability and value of such companies. The Fund is non-diversified, meaning it may concentrate its assets in fewer individual holdings than a diversified fund. Investments in smaller companies tend to have limited liquidity and greater price volatility than large-capitalization companies. The Fund’s return may not match or achieve a high degree of correlation with the return of the Prime Mobile Payments Index. To the extent the Fund utilizes a sampling approach, it may experience tracking error to a greater extent than if the Fund had sought to replicate the Index. Diversification does not guarantee a profit, nor does it protect against a loss in a declining market.

The Prime Mobile Payments Index is designed to provide a benchmark for investors interested in tracking the mobile and electronic payments industry. The stocks are screened for liquidity and weighted according to a modified linear-based capitalization-weighted methodology. The Index generally is comprised of 25-40 securities. An investment cannot be made directly in an index.

Unlike with an actively managed fund, the Fund’s adviser does not use techniques or defensive strategies designed to lessen the effects of market volatility or to reduce the impact of periods of market decline. This means that, based on market and economic conditions, the Fund’s performance could be lower than other types of funds that may actively shift their portfolio assets to take advantage of market opportunities or to lessen the impact of a market decline.

Natural or environmental disasters, such as earthquakes, fires, floods, hurricanes, tsunamis and other severe weather-related phenomena generally, and widespread disease, including pandemics and epidemics, have been and may be highly disruptive to economies and markets, adversely impacting individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of the Fund’s investments. Given the increasing interdependence among global economies and markets, conditions in one country, market, or region are increasingly likely to adversely affect markets, issuers, and/or foreign exchange rates in other countries, including the U.S. Any such events could have a significant adverse impact on the value of the Fund’s investments.

Additionally, natural or environmental disasters, widespread disease or other public health issues, war, acts of terrorism or other events could result in increased premiums or discounts to the Fund’s NAV.

ETF Managers Group LLC is the investment adviser to the Fund.

ETFMG™ ETFs

The Fund is distributed by ETFMG Financial LLC. ETF Managers Group LLC and ETFMG Financial LLC are wholly owned subsidiaries of Exchange Traded Managers Group LLC (collectively, “ETFMG”). ETFMG Financial LLC is not affiliated with Prime Indexes.

VALT

The ETFMG Sit Ultra Short ETF (the “Fund” or the “Ultra Short ETF”) seeks maximum current income, consistent with preservation of capital and daily liquidity.

The market price of the Fund’s fixed-income instruments may change, sometimes rapidly or unpredictably, in response to changes in interest rates, factors affecting securities markets generally, and other factors. Generally, when interest rates rise, the values of fixed-income instruments fall, and vice versa. The Fund may invest in floating rate securities, which are generally less sensitive to interest rate changes than securities with fixed interest rates but may decline in value if their interest rates do not rise as much, or as quickly, as comparable market interest rates. The Fund may invest in U.S. dollar-denominated debt obligations of foreign issuers. Mortgage- and asset-backed securities are subject to interest rate risk. Modest movements in interest rates (both increases and decreases) may quickly and significantly reduce the value of certain types of these securities. From time to time the Fund may invest a substantial amount of its assets in taxable or tax-exempt municipal securities whose interest is paid solely from revenues of similar projects.

Natural or environmental disasters, such as earthquakes, fires, floods, hurricanes, tsunamis and other severe weather-related phenomena generally, and widespread disease, including pandemics and epidemics, have been and may be highly disruptive to economies and markets, adversely impacting individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of the Fund’s investments. Given the increasing interdependence among global economies and markets, conditions in one country, market, or region are increasingly likely to adversely affect markets, issuers, and/or foreign exchange rates in other countries, including the U.S. Any such events could have a significant adverse impact on the value of the Fund’s investments.

The Fund’s investment strategy may require it to redeem shares for cash or to otherwise include cash as part of its redemption proceeds. In the event of large shareholder redemptions, the Fund may have to sell portfolio securities at times when it would not otherwise do so, which may negatively impact the Fund’s performance.

Distributed by ETFMG Financial LLC, which is not affiliated with Sit Investment Associates.

GERM

The ETFMG Treatments, Testing and Advancements ETF (the “Fund”) seeks to provide investment results that, before fees and expenses, correspond generally to the total return performance of the Prime Treatments, Testing and Advancements Index (the “Index”).

Vaccine development companies are involved in discovering, developing and commercializing novel drugs with significant market potential. These companies face challenges including pre-clinical testing and clinical trial stages of development. Clinical trials may be delayed, and certain programs may never advance in the clinic or may be more costly to conduct than anticipated. Vaccine development requires companies to seek and secure significant funding. If there are delays in obtaining required regulatory and marketing approvals the ability of vaccine development companies to generate revenue will be materially impaired. If regulatory approval is obtained, products will still remain subject to regulatory scrutiny with regulatory authorities having the ability impose significant restrictions on the indicated uses or marketing. Lastly, even if a licensed product is achieved, vaccine development companies may encounter difficulties in manufacturing, product release, shelf life, testing, storage, supply chain management, or shipping.

ETFMG™ ETFs

Unlike with an actively managed fund, the Fund’s adviser does not use techniques or defensive strategies designed to lessen the effects of market volatility or to reduce the impact of periods of market decline. This means that, based on market and economic conditions, the Fund’s performance could be lower than other types of funds that may actively shift their portfolio assets to take advantage of market opportunities or to lessen the impact of a market decline.

Natural or environmental disasters, such as earthquakes, fires, floods, hurricanes, tsunamis and other severe weather-related phenomena generally, and widespread disease, including pandemics and epidemics, have been and may be highly disruptive to economies and markets, adversely impacting individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of the Fund’s investments. Given the increasing interdependence among global economies and markets, conditions in one country, market, or region are increasingly likely to adversely affect markets, issuers, and/or foreign exchange rates in other countries, including the U.S. Any such events could have a significant adverse impact on the value of the Fund’s investments.

Additionally, natural or environmental disasters, widespread disease or other public health issues, war, acts of terrorism or other events could result in increased premiums or discounts to the Fund’s NAV.

The Fund is distributed by ETFMG Financial LLC, which is not affiliated with Prime Indexes.

ETFMG™ ETFs

PORTFOLIO ALLOCATIONS

As of September 30, 2022 (Unaudited)

	ETFMG Prime Cyber Security ETF		ETFMG Prime Mobile Payments ETF	ETFMG Sit Ultra Short ETF	ETFMG Treatments, Testing and Advancements ETF
As a percent of Net Assets:
Australia	—%		0.2%	—%	—%
Bermuda	—		1.1	2.6	—
Brazil	—		1.4	—	—
Canada	1.2		1.4	0.8	4.6
Cayman Islands	0.0	*	5.9	—	3.8
Cyprus	—		0.0 *	—	—
Finland	0.2		—	—	—
France	—		2.1	—	0.8
Germany	0.1		—	—	6.2
Ireland	—		—	1.4	—
Isle of Man	0.2		—	—	—
Israel	6.9		—	—	—
Italy	—		2.1	—	—
Japan	1.7		2.3	—	0.8
Netherlands	—		4.3	—	2.1
Puerto Rico	—		1.3	—	—
Republic of Korea	—		1.6	—	—
Sweden	0.0	*	—	—	—
United Kingdom	6.3		4.2	1.8	4.3
United States	82.6		70.5	80.4	76.9
Municipal Bonds	—		—	4.2	—
U.S. Government Agency Issues	—		—	4.4	—
Short-Term and other Net Assets (Liabilities)	0.8		1.6	4.4	0.5
	100.0%		100.0%	100.0%	100.0%

* Amount is less than 0.05%.

The accompanying notes are an integral part of these financial statements.

ETFMG™ ETFs

ETFMG Prime Cyber Security ETF

Schedule of Investments

September 30, 2022

	Shares	Value
COMMON STOCKS - 99.2%
Canada - 1.2%
Software - 1.2% (d)
Absolute Software Corp.	267,236	$3,091,491
BlackBerry, Ltd. (a)(b)	3,029,643	14,278,044
Total Software		17,369,535

Cayman Islands - 0.0% (f)
Software - 0.0% (d)(f)
Arqit Quantum, Inc. (a)(b)	131,995	743,132

Finland - 0.2%
Software - 0.2% (d)
F-Secure Oyj (a)	614,851	1,478,436
WithSecure Oyj (a)	603,121	947,748
Total Software		2,426,184

Germany - 0.1%
IT Services - 0.1%
Secunet Security Networks AG	8,689	1,571,984

Isle Of Man - 0.2%
Software - 0.2% (d)
Kape Technologies PLC (a)	797,951	2,378,831

Israel - 6.9%
Communications Equipment - 0.3%
Radware, Ltd. (a)	195,925	4,269,206
Software - 6.6% (d)
Allot Communications, Ltd. (a)	186,614	731,527
Check Point Software Technologies, Ltd. (a)	537,262	60,184,089
Cognyte Software, Ltd. (a)	353,820	1,429,433
CyberArk Software, Ltd. (a)	213,896	32,071,566
Total Software		94,416,615
Total Israel		98,685,821

Japan - 1.7%
Software - 1.7% (d)
Cyber Security Cloud, Inc. (a)	29,470	350,431
Digital Arts, Inc.	43,547	1,892,563
Trend Micro, Inc.	406,473	21,962,405
Total Software		24,205,399

The accompanying notes are an integral part of these financial statements.

ETFMG™ ETFs

ETFMG Prime Cyber Security ETF

Schedule of Investments

September 30, 2022 (Continued)

	Shares	Value
Sweden - 0.0% (f)
Electronic Equipment, Instruments & Components - 0.0% (f)
Fingerprint Cards AB - Class B (a)(b)	1,360,334	$690,608

United Kingdom - 6.3%
Aerospace & Defense - 5.7%
BAE Systems PLC	8,066,215	71,131,692
QinetiQ Group PLC	2,754,321	10,148,566
Total Aerospace & Defense		81,280,258
IT Services - 0.3%
NCC Group PLC	1,671,367	4,077,552
Software - 0.3% (d)
Darktrace PLC (a)	1,246,459	4,106,988
Total United Kingdom		89,464,798

United States - 82.6%
Aerospace & Defense - 1.5%
Parsons Corp. (a)(b)	548,622	21,505,982
Communications Equipment - 11.5%
Cisco Systems, Inc.	1,564,188	62,567,520
F5 Networks, Inc. (a)	316,152	45,756,679
Juniper Networks, Inc.	1,698,612	44,367,745
NetScout Systems, Inc. (a)	366,042	11,464,435
Total Communications Equipment		164,156,379
IT Services - 17.1%
Akamai Technologies, Inc. (a)(b)	785,302	63,075,457
Cerberus Cyber Sentinel Corp. (a)(b)	267,263	788,426
Cloudflare, Inc. - Class A (a)(b)	1,194,242	66,053,525
Okta, Inc. (a)(b)	797,534	45,355,759
SolarWinds Corp. (a)	213,414	1,653,959
VeriSign, Inc. (a)	388,325	67,452,053
Total IT Services		244,379,179
Professional Services - 12.9%
Booz Allen Hamilton Holding Corp.	692,802	63,980,265
CACI International, Inc. - Class A (a)(b)	122,944	32,095,761
Leidos Holdings, Inc.	721,781	63,134,184
Science Applications International Corp. (b)	295,510	26,131,949
Total Professional Services		185,342,159
Software - 39.6% (d)
A10 Networks, Inc. (b)	356,342	4,728,658
CommVault Systems, Inc. (a)(b)	236,486	12,543,217
Crowdstrike Holdings, Inc. - Class A (a)(b)	409,561	67,499,748
Everbridge, Inc. (a)(b)	203,566	6,286,118
ForgeRock, Inc. - Class A (a)(b)	168,865	2,453,608
Fortinet, Inc. (a)	1,459,159	71,688,482
KnowBe4, Inc. - Class A (a)	395,799	8,236,577

The accompanying notes are an integral part of these financial statements.

ETFMG™ ETFs

ETFMG Prime Cyber Security ETF

Schedule of Investments

September 30, 2022 (Continued)

	Shares	Value
LiveRamp Holdings, Inc. (a)(b)	347,291	$6,306,805
N-able, Inc. (a)(b)	318,155	2,936,571
NortonLifeLock, Inc.	3,142,600	63,291,966
OneSpan, Inc. (a)	186,327	1,604,276
Palo Alto Networks, Inc. (a)(b)	389,846	63,852,876
Ping Identity Holding Corp. (a)	380,545	10,681,898
Qualys, Inc. (a)(b)	185,205	25,815,725
Rapid7, Inc. (a)	308,177	13,220,793
SecureWorks Corp. - Class A (a)(b)	50,122	403,482
SentinelOne, Inc. - Class A (a)(b)	1,074,302	27,459,159
Splunk, Inc. (a)	794,140	59,719,328
Sumo Logic, Inc. (a)	605,532	4,541,490
Telos Corp. (a)	224,829	1,998,730
Tenable Holdings, Inc. (a)	586,512	20,410,618
Varonis Systems, Inc. (a)(b)	577,091	15,304,453
ZeroFox Holdings, Inc. (a)(b)	470,198	2,868,208
Zscaler, Inc. (a)(b)	449,195	73,834,182
Total Software		567,686,968
Total United States		1,183,070,667
TOTAL COMMON STOCKS (Cost $1,702,764,377)		1,420,606,959

INVESTMENTS PURCHASED WITH PROCEEDS FROM SECURITIES LENDING COLLATERAL - 6.6%
ETFMG Sit Ultra Short ETF (e)	850,000	40,863,750
Mount Vernon Liquid Assets Portfolio, LLC, 3.18% (c)	53,996,337	53,996,337
TOTAL INVESTMENTS PURCHASED WITH PROCEEDS
FROM SECURITIES LENDING COLLATERAL (Cost $96,313,548)		94,860,087

SHORT-TERM INVESTMENTS - 0.8%
Money Market Funds - 0.8%
First American Government Obligations Fund - Class X, 2.77% (c)	10,742,283	10,742,283
TOTAL SHORT-TERM INVESTMENTS (Cost $10,742,283)

Total Investments (Cost $1,809,820,208) - 106.6%		1,526,209,329
Liabilities in Excess of Other Assets - (6.6)%		(94,693,877)
TOTAL NET ASSETS - 100.0%		$1,431,515,452

The accompanying notes are an integral part of these financial statements.

ETFMG™ ETFs

ETFMG Prime Cyber Security ETF

Schedule of Investments

September 30, 2022 (Continued)

Percentages are stated as a percent of net assets.

PLC	Public Limited Company
(a)	Non-income producing security.
(b)	All or a portion of this security was out on loan at September 30, 2022.
(c)	The rate shown is the annualized seven-day yield at period end.
(d)	As of September 30, 2022 the Fund had a significant portion of its assets in the Software Industry.
(e)	Affiliated security. Please refer to Note 9 of the Notes to Financial Statements.
(f)	Amount is less than 0.05%.

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor’s Financial Services LLC (“S&P”). GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC, doing business as U.S. Bank Global Fund Services (“Fund Services”).

The accompanying notes are an integral part of these financial statements.

ETFMG™ ETFs

ETFMG Prime Mobile Payments ETF

Schedule of Investments

September 30, 2022

	Shares	Value
COMMON STOCKS - 98.4%
Australia - 0.2%
IT Services - 0.2% (d)
EML Payments, Ltd. (a)	2,243,948	$1,148,277

Bermuda - 1.1%
Electronic Equipment, Instruments & Components - 1.1%
PAX Global Technology, Ltd.	7,148,276	5,427,468

Brazil - 1.4%
IT Services - 1.4% (d)
Cielo SA	7,164,652	7,172,156

Canada - 1.4%
IT Services - 1.4% (d)
Nuvei Corp. (a)(f)	269,095	7,272,101

Cayman Islands - 5.9%
IT Services - 5.9% (d)
Dlocal, Ltd. (a)(b)	378,022	7,757,011
Pagseguro Digital, Ltd. - Class A (a)	555,681	7,351,660
StoneCo., Ltd. - Class A (a)(b)	806,977	7,690,491
Yeahka, Ltd. (a)	3,031,345	6,843,035
Total IT Services		29,642,197

Cyprus - 0.0% (i)
IT Services - 0.0% (d)(i)
QIWI PLC - ADR (b)(g)	235,051	—

France - 2.1%
IT Services - 2.1 (d)
Worldline SA (a)(f)	265,265	10,575,660

Italy - 2.1%
IT Services - 2.1% (d)
Nexi SpA (a)(f)	1,322,173	10,809,486

Japan - 2.3%
Consumer Finance - 0.5%
Jaccs Co., Ltd.	93,578	2,321,184
IT Services - 1.7% (d)
GMO Financial Gate, Inc.	12,546	1,113,042
GMO Payment Gateway, Inc.	113,869	7,828,346
Total IT Services		8,941,388

The accompanying notes are an integral part of these financial statements.

ETFMG™ ETFs

ETFMG Prime Mobile Payments ETF

Schedule of Investments

September 30, 2022 (Continued)

	Shares	Value
Software - 0.1%
Intelligent Wave, Inc.	120,819	$614,405
Total Japan		11,876,977

Netherlands - 4.3%
IT Services - 4.3% (d)
Adyen NV (a)(f)	16,965	21,644,358

Puerto Rico - 1.3%
IT Services - 1.3% (d)
EVERTEC, Inc.	215,517	6,756,458

Republic of Korea - 1.6%
IT Services - 1.6% (d)
Danal Co., Ltd. (a)	252,239	1,013,751
Kakaopay Corp. (a)	199,015	6,829,969
Total IT Services		7,843,720

United Kingdom - 4.2%
IT Services - 4.2% (d)
Network International Holdings PLC (a)(f)	2,530,972	8,562,610
PayPoint PLC	188,991	1,266,102
Wise PLC - Class A (a)	1,577,142	11,632,835
Total IT Services		21,461,547

United States - 70.5%
Consumer Finance - 11.4%
American Express Co. (b)	219,765	29,648,497
Bread Financial Holdings, Inc.	186,866	5,876,936
Discover Financial Services	173,975	15,817,807
Green Dot Corp. - Class A (a)	340,241	6,457,774
Total Consumer Finance		57,801,014
IT Services - 56.8% (d)
Affirm Holdings, Inc. (a)(b)	391,984	7,353,620
Block, Inc. (a)	331,056	18,204,769
Boku, Inc. (a)(f)	1,227,809	1,528,558
Cantaloupe, Inc. (a)	219,821	764,977
Euronet Worldwide, Inc. (a)(b)	92,461	7,004,845
Evo Payments, Inc. - Class A (a)	211,676	7,048,811
Fidelity National Information Services, Inc.	315,772	23,862,890
Fiserv, Inc. (a)	319,700	29,914,329
FleetCor Technologies, Inc. (a)	60,410	10,642,430
Flywire Corp. (a)(b)	309,786	7,112,687
Global Payments, Inc.	162,914	17,602,858
I3 Verticals, Inc. - Class A (a)	110,000	2,203,300
International Money Express, Inc. (a)	113,096	2,577,458
Jack Henry & Associates, Inc. (b)	62,125	11,323,524

The accompanying notes are an integral part of these financial statements.

ETFMG™ ETFs

ETFMG Prime Mobile Payments ETF

Schedule of Investments

September 30, 2022 (Continued)

	Shares	Value
Lesaka Technologies, Inc. (a)(h)	23,046	$81,122
Marqeta, Inc. - Class A (a)(b)	1,091,450	7,771,124
MasterCard, Inc. - Class A (b)	102,107	29,033,104
MoneyGram International, Inc. (a)	652,497	6,785,969
Payoneer Global, Inc. (a)	1,092,118	6,607,314
PayPal Holdings, Inc. (a)(b)	357,940	30,807,895
Remitly Global, Inc. (a)(b)	662,496	7,366,956
Shift4 Payments, Inc. - Class A (a)(b)	168,948	7,536,770
Visa, Inc. - Class A (b)	165,892	29,470,714
Western Union Co. (b)	589,604	7,959,654
WEX, Inc. (a)	59,310	7,528,811
Total IT Services		288,094,489
Software - 2.3%
ACI Worldwide, Inc. (a)	320,228	6,692,765
NCR Corp. (a)	262,126	4,983,015
Total Software		11,675,780
Total United States		357,571,283
TOTAL COMMON STOCKS (Cost $743,979,040)		499,201,688

INVESTMENTS PURCHASED WITH PROCEEDS FROM SECURITIES LENDING COLLATERAL - 17.7%
ETFMG Sit Ultra Short ETF (e)	900,000	43,267,500
Mount Vernon Liquid Assets Portfolio, LLC, 3.18% (c)	46,450,445	46,450,445
TOTAL INVESTMENTS PURCHASED WITH PROCEEDS FROM SECURITIES LENDING COLLATERAL (Cost $91,456,962)		89,717,945

SHORT-TERM INVESTMENTS - 1.3%
Money Market Funds - 1.3%
First American Government Obligations Fund - Class X, 2.77% (c)	6,670,311	6,670,311
TOTAL SHORT-TERM INVESTMENTS (Cost $6,670,311)		6,670,311

Total Investments (Cost $842,106,313) - 117.4%		595,589,944
Liabilities in Excess of Other Assets - (17.4)%		(88,381,955)
TOTAL NET ASSETS - 100.0%		$507,207,989

The accompanying notes are an integral part of these financial statements.

ETFMG™ ETFs

ETFMG Prime Mobile Payments ETF

Schedule of Investments

September 30, 2022 (Continued)

Percentages are stated as a percent of net assets.

ADR	American Depositary Receipt
PLC	Public Limited Company
(a)	Non-income producing security.
(b)	All or a portion of this security was out on loan at September 30, 2022.
(c)	The rate shown is the annualized seven-day yield at period end.
(d)	As of September 30, 2022 the Fund had a significant portion of its assets in the IT Services Industry.
(e)	Affiliated security. Please refer to Note 9 of the Notes to Financial Statements.
(f)	Restricted security as defined in Rule 144(a) under the Securities Act of 1933. Resale to the public may require registration or may extend only to qualified institutional buyers. At September 30, 2022, the market value of these securities total $60,392,773, which represents 11.9% of total net assets.
(g)	Value determined using significant unobservable inputs. The value of this security totals $0, which represents 0.0% of total net assets. Classified as Level 3 in the fair value hierarchy.
(h)	Security has been deemed illiquid according to the Fund’s liquidity guidelines. The value of these securities total $81,122, which represents 0.0% of net assets.
(i)	Amount is less than 0.05%.

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor’s Financial Services LLC (“S&P”). GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC, doing business as U.S. Bank Global Fund Services (“Fund Services”).

The accompanying notes are an integral part of these financial statements.

ETFMG™ ETFs

ETFMG Sit Ultra Short ETF

Schedule of Investments

September 30, 2022

	Principal Amount	Value
CORPORATE BONDS - 87.0%
Bermuda - 2.6%
Commercial and Industrial Machinery and Equipment Rental and Leasing - 2.6%
Triton Container International, Ltd.
1.150%, 06/07/2024 (a)	$3,550,000	$3,326,580

Canada - 0.8%
Banks - 0.8%
Canadian Imperial Bank of Commerce
2.761%, (SOFRIX + 0.420%), 10/18/2024 (b)	1,000,000	982,583

Ireland - 1.4%
Capital Goods – 1.1%
AerCap Ireland Capital DAC / AerCap Global Aviation Trust
1.750%, 10/29/2024	1,500,000	1,366,176
Automotive - 0.3%
SMBC Aviation Capital Finance DAC
3.550%, 04/15/2025 (a)	395,000	380,059
Total Ireland		1,746,325

United Kingdom - 1.8%
Banks - 1.8%
Barclays PLC
4.302%, (3 Month LIBOR USD + 1.380%), 05/16/2024 (b)	2,281,000	2,279,960

United States - 80.4%
Automotive - 6.3%
General Motors Financial Co., Inc.
3.047%, (SOFR + 0.760%), 03/08/2024 (b)	2,244,000	2,213,264
2.153%, (SOFR + 0.620%), 10/15/2024 (b)	1,000,000	970,454
Hyundai Capital America
1.250%, 09/18/2023 (a)	2,564,000	2,467,224
Penske Truck Leasing Co. Lp / PTL Finance Corp.
3.450%, 07/01/2024 (a)	2,200,000	2,118,724
		7,769,666
Banks – 18.9%
Bank of America Corp.
3.864%, (3 Month LIBOR USD + 0.940%), 07/23/2024 (b)	1,194,000	1,178,306
3.458%, (3 Month LIBOR USD + 0.970%), 03/15/2025 (b)	1,658,000	1,606,815

The accompanying notes are an integral part of these financial statements.

ETFMG™ ETFs

ETFMG Sit Ultra Short ETF

Schedule of Investments

September 30, 2022 (Continued)

	Principal Amount	Value
Citigroup, Inc.
3.352%, (3 Month LIBOR USD + 0.897%), 04/24/2025 (b)	$2,557,000	$2,468,085
0.981%, (SOFR + 0.669%), 05/01/2025 (b)	2,000,000	1,854,898
Citizens Financial Group, Inc.
3.750%, 07/01/2024	500,000	483,195
Comerica Bank
4.000%, 07/27/2025	1,436,000	1,371,838
First Horizon Corp.
4.000%, 05/26/2025	2,660,000	2,568,217
The Huntington National Bank
4.008%, (SOFR + 1.205%), 05/16/2025 (b)	600,000	588,186
JPMorgan Chase & Co.
0.653%, (TSFR3M + 0.600%), 09/16/2024 (b)	1,000,000	954,237
3.845%, (SOFR + 0.980%), 06/07/2025 (b)	2,500,000	2,431,196
KeyBank NA
4.150%, 08/08/2025	2,100,000	2,037,509
PNC Bank NA
3.875%, 04/10/2025	2,268,000	2,198,886
Truist Bank
3.689%, (3 Month LIBOR USD + 0.735%), 08/02/2024 (b)	2,700,000	2,672,037
Webster Financial Corp.
4.375%, 02/15/2024	750,000	739,288
		23,152,693

Capital Goods – 0.8%
Air Lease Corp.
0.800%, 08/18/2024	1,040,000	948,407
Chemicals - 0.7%
The Sherwin-Williams Co.
4.050%, 08/08/2024	950,000	935,221
Communications Equipment - 0.5%
Motorola Solutions, Inc.
4.000%, 09/01/2024	580,000	569,146
Consumer Services - 0.8%
7-Eleven, Inc.
0.800%, 02/10/2024 (a)	1,000,000	946,223

The accompanying notes are an integral part of these financial statements.

ETFMG™ ETFs

ETFMG Sit Ultra Short ETF

Schedule of Investments

September 30, 2022 (Continued)

	Principal Amount	Value
Diversified Financial Services - 6.4%
American Express Co.
3.950%, 08/01/2025	$1,700,000	$1,647,506
BGC Partners, Inc.
5.375%, 07/24/2023	1,245,000	1,245,001
Goldman Sachs Group, Inc.
3.500%, 01/23/2025	1,000,000	962,089
Morgan Stanley
4.083%, (3 Month LIBOR USD + 1.220%), 05/08/2024 (b)	2,242,000	2,243,844
3.620%, (SOFR + 1.160%), 04/17/2025 (b)	1,000,000	971,200
0.790%, (SOFR + 0.525%), 05/30/2025 (b)	997,000	918,467
		7,988,107
Diversified Telecommunication Services - 1.5%
T-Mobile USA, Inc.
3.500%, 04/15/2025	2,000,000	1,913,609
Food Products - 3.5%
General Mills, Inc.
3.750%, (3 Month LIBOR USD + 1.010%), 10/17/2023 (b)	2,871,000	2,886,067
Hormel Foods Corp.
0.650%, 06/03/2024	1,536,000	1,437,765
		4,323,832
Health Care Equipment & Supplies - 1.1%
Zimmer Biomet Holdings, Inc.
1.450%, 11/22/2024	1,500,000	1,388,830
Insurance - 21.8%
Brighthouse Financial Global Funding
1.562%, (SOFR + 0.760%), 04/12/2024 (a)(b)	3,693,000	3,659,245
Brown & Brown, Inc.
4.200%, 09/15/2024	3,453,000	3,388,109
CNO Global Funding
1.650%, 01/06/2025 (a)	3,000,000	2,756,555
F&G Global Funding
0.900%, 09/20/2024 (a)	2,700,000	2,459,609
Fairfax US, Inc.
4.875%, 08/13/2024 (a)	745,000	730,167
Finial Holdings, Inc.
7.125%, 10/15/2023	1,415,000	1,450,367
Health Care Service Corp A Mutual Legal Reserve Corp.
1.500%, 06/01/2025 (a)	2,000,000	1,821,355
Jackson Financial, Inc.
1.125%, 11/22/2023 (a)	500,000	478,352
Jackson National Life Global Funding
3.875%, 06/11/2025 (a)	718,000	689,387
John Hancock Life Insurance Co.
7.375%, 02/15/2024 (a)	495,000	509,476
Liberty Mutual Insurance Co.
8.500%, 05/15/2025 (a)	1,500,000	1,568,456

The accompanying notes are an integral part of these financial statements.

ETFMG™ ETFs

ETFMG Sit Ultra Short ETF

Schedule of Investments

September 30, 2022 (Continued)

	Principal Amount	Value
Metropolitan Life Insurance Co.
7.875%, 02/15/2024 (a)	$1,695,000	$1,753,010
Nationwide Mutual Insurance Co.
5.583%, (3 Month LIBOR USD + 2.290%), 12/15/2024 (a)(b)(c)	3,000,000	3,000,381
Pacific Life Insurance Co.
7.900%, 12/30/2023 (a)	1,700,000	1,753,388
Reliance Standard Life Global Funding II
2.500%, 10/30/2024 (a)	1,000,000	944,594
		26,962,451
Multi-Utilities - 10.6%
AMEREN ILL Co.
3.250%, 03/01/2025	350,000	337,437
Atlantic City Electric Co.
3.375%, 09/01/2024	535,000	519,049
Baltimore Gas and Electric Co.
3.350%, 07/01/2023	870,000	863,480
CenterPoint Energy, Inc.
2.937%, (SOFRINDX + 0.650%), 05/13/2024 (b)	2,473,000	2,439,260
CMS Energy Corp.
3.875%, 03/01/2024	1,570,000	1,541,271
DTE Energy Co.
1.050%, 06/01/2025	1,500,000	1,344,463
4.220%, 11/01/2025	1,000,000	981,680
PacifiCorp
3.350%, 07/01/2025	750,000	719,624
Potomac Electric Power Co.
3.600%, 03/15/2024	1,000,000	983,547
Public Service Co. of Colorado
2.900%, 05/15/2025	700,000	665,467
Public Service Electric and Gas Co.
3.050%, 11/15/2024	350,000	336,671
3.000%, 05/15/2025	460,000	438,865
WEC Energy Group, Inc.
5.000%, 09/27/2025	1,500,000	1,495,913
Wisconsin Electric Power Co.
3.100%, 06/01/2025	450,000	430,714
		13,097,441
Oil, Gas & Consumable Fuels - 3.6%
Kinder Morgan, Inc.
3.792%, (3 Month LIBOR USD + 1.280%), 01/15/2023 (b)	2,588,000	2,590,466
Magellan Midstream Partners LP
3.200%, 03/15/2025	1,992,000	1,885,109
		4,475,575

The accompanying notes are an integral part of these financial statements.

ETFMG™ ETFs

ETFMG Sit Ultra Short ETF

Schedule of Investments

September 30, 2022 (Continued)

	Principal Amount	Value
Professional Services - 0.7%
Equifax, Inc.
3.950%, 06/15/2023	$842,000	$837,906
Semiconductors & Semiconductor Equipment - 0.6%
Analog Devices, Inc.
0.929%, (SOFR + 0.250%), 10/01/2024 (b)	813,000	799,614
Retailing - 2.8%
Dollar General Corp.
4.250%, 09/20/2024	1,000,000	988,968
Genuine Parts Co.
1.750%, 02/01/2025	2,089,000	1,930,799
Ross Stores, Inc.
4.600%, 04/15/2025	500,000	495,839
		3,415,606
Total United States		99,524,327
TOTAL CORPORATE BONDS (Cost $111,310,252)		107,769,685

MUNICIPAL BONDS - 4.2%
United States – 4.2%
City of Moline IL
2.130%, 12/01/2022	100,000	99,668
City of Oakland CA
4.000%, 12/15/2022	700,000	700,371
Colorado Bridge Enterprise
0.923%, 12/31/2023	2,000,000	1,911,222
Homewood Educational Building Authority
2.000%, 12/01/2023	620,000	601,725
Indiana Finance Authority
0.955%, 03/01/2024	450,000	428,939
Iowa Student Loan Liquidity Corp.
3.586%, 12/01/2023	1,000,000	986,953
Kentucky Housing Corp.
0.800%, 01/01/2024	350,000	335,004
North Springs Improvement District
1.000%, 05/01/2023	215,000	210,989
TOTAL MUNICIPAL BONDS (Cost $5,451,371)		5,274,871

U.S. GOVERNMENT AGENCY ISSUES - 4.4%
United States – 4.4%
Federal Home Loan Banks
4.000%, 08/28/2025	2,000,000	1,973,410
Federal Home Loan Mortgage Corp.
4.050%, 07/21/2025	1,800,000	1,775,864
Federal National Mortgage Association
4.125%, 08/28/2025	1,700,000	1,678,203
TOTAL U.S. GOVERNMENT AGENCY ISSUES (Cost $5,500,000)		5,427,477

The accompanying notes are an integral part of these financial statements.

ETFMG™ ETFs

ETFMG Sit Ultra Short ETF

Schedule of Investments

September 30, 2022 (Continued)

	Shares	Value
SHORT-TERM INVESTMENTS - 4.0%
Money Market Funds - 4.0%
First American Government Obligations Fund - Class X, 2.77% (d)	4,945,688	$4,945,688
TOTAL MONEY MARKET FUNDS (Cost $4,945,688)		4,945,688

Total Investments (Cost $127,207,311) - 99.6%		123,417,721
Other Assets in Excess of Liabilities - 0.4%		480,625
TOTAL NET ASSETS - 100.0%		$123,898,346

Percentages are stated as a percent of net assets.

PLC	Public Limited Company
(a)	Restricted security as defined in Rule 144(a) under the Securities Act of 1933. Resale to the public may require registration or may extend only to qualified institutional buyers. At September 30, 2022, the market value of these securities total $30,794,433, which represents 24.9% of total net assets.
(b)	Variable rate security based on a reference index and spread. The rate reported is the rate in effect as of September 30, 2022.
(c)	Variable rate security. The coupon is based on an underlying pool of assets. The rate reported is the rate in effect as of September 30, 2022.
(d)	The rate shown is the annualized seven-day yield at period end.

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor’s Financial Services LLC (“S&P”). GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC, doing business as U.S. Bank Global Fund Services (“Fund Services”).

The accompanying notes are an integral part of these financial statements.

ETFMG™ ETFs

ETFMG Treatments, Testing and Advancements ETF

Schedule of Investments

September 30, 2022

	Shares	Value

COMMON STOCKS - 99.5%
Canada - 4.6%
Biotechnology - 0.8% (d)
Arbutus Biopharma Corp. (a)(b)	44,250	$84,518
VBI Vaccines, Inc. (a)	76,210	53,789
XBiotech, Inc. (a)	8,982	32,515
Total Biotechnology		170,822
Life Sciences Tools & Services - 3.8%
AbCellera Biologics, Inc. (a)	84,143	832,174
Total Canada		1,002,996

Cayman Islands - 3.8%
Biotechnology - 3.8% (d)
I-Mab - ADR (a)(b)	24,522	98,333
Zai Lab, Ltd. - ADR (a)	21,353	730,273
Total Biotechnology		828,606

France - 0.8%
Pharmaceuticals - 0.8%
Sanofi - ADR	4,369	166,109

Germany - 6.2%
Biotechnology - 6.2% (d)
BioNTech SE - ADR (b)	10,031	1,352,981

Japan - 0.8%
Pharmaceuticals - 0.8%
Takeda Pharmaceutical Co., Ltd. - ADR (b)	12,846	166,613

Netherlands - 2.1%
Biotechnology - 2.1% (d)
CureVac NV (a)(b)	55,320	435,922
InflaRx NV (a)	13,044	34,436
Total Biotechnology		470,358

United Kingdom - 4.3%
Biotechnology - 2.8% (d)
Immunocore Holdings PLC - ADR (a)	12,944	607,591
Pharmaceuticals - 1.5%
AstraZeneca PLC - ADR (b)	2,856	156,623
GSK PLC - ADR (b)	5,570	163,925
Total Pharmaceuticals		320,548
Total United Kingdom		928,139

The accompanying notes are an integral part of these financial statements.

ETFMG™ ETFs

ETFMG Treatments, Testing and Advancements ETF

Schedule of Investments

September 30, 2022 (Continued)

	Shares	Value
United States - 76.9%
Biotechnology - 40.2% (d)
AbbVie, Inc. (b)	1,275	$171,118
Alnylam Pharmaceuticals, Inc. (a)	7,018	1,404,722
Altimmune, Inc. (a)(b)	14,467	184,744
Arcturus Therapeutics Holdings, Inc. (a)(b)	7,843	116,233
Assembly Biosciences, Inc. (a)	14,293	23,441
Atossa Therapeutics, Inc. (a)	37,366	31,137
BioCryst Pharmaceuticals, Inc. (a)	54,871	691,375
CEL-SCI Corp. (a)(b)	12,797	39,543
Chimerix, Inc. (a)	25,857	49,904
Cue Biopharma, Inc. (a)	10,441	23,283
Dynavax Technologies Corp. (a)(b)	37,322	389,642
Emergent BioSolutions, Inc. (a)	14,714	308,847
Enanta Pharmaceuticals, Inc. (a)	6,116	317,237
Enochian Biosciences, Inc. (a)(b)	15,625	28,281
Gilead Sciences, Inc.	2,718	167,673
GreenLight Biosciences Holdings PBC (a)(b)	36,500	84,680
Gritstone bio, Inc. (a)	21,544	55,368
HilleVax, Inc. (a)	9,864	168,576
Hookipa Pharma, Inc. (a)	16,143	21,632
iBio, Inc. (a)	64,379	10,964
Icosavax, Inc. (a)	11,770	37,193
ImmunityBio, Inc. (a)(b)	118,127	587,091
Inovio Pharmaceuticals, Inc. (a)	73,597	126,955
Invivyd, Inc. (a)(b)	32,115	100,520
Moderna, Inc. (a)	10,670	1,261,728
Novavax, Inc. (a)(b)	23,081	420,074
Ocugen, Inc. (a)(b)	63,907	113,754
Regeneron Pharmaceuticals, Inc. (a)(b)	294	202,528
Silverback Therapeutics, Inc. (a)	10,468	55,271
Sorrento Therapeutics, Inc. (a)(b)	132,778	208,461
SQZ Biotechnologies Co. (a)	8,631	19,679
Vaxart, Inc. (a)(b)	37,331	81,382
Vaxcyte, Inc. (a)	17,504	420,096
Vaxxinity, Inc. - Class A (a)(b)	37,189	73,634
Vir Biotechnology, Inc. (a)(b)	39,141	754,638
Total Biotechnology		8,751,404
Health Care Equipment & Supplies - 8.6%
Abbott Laboratories	1,684	162,944
Co-Diagnostics, Inc. (a)	9,969	32,000
Cue Health, Inc. (a)(b)	43,719	131,594
Hologic, Inc. (a)(b)	2,580	166,462
Meridian Bioscience, Inc. (a)	12,910	407,052
OraSure Technologies, Inc. (a)	21,429	81,216
QuidelOrtho Corp. (a)	12,397	886,138
Total Health Care Equipment & Supplies		1,867,406

The accompanying notes are an integral part of these financial statements.

ETFMG™ ETFs

ETFMG Treatments, Testing and Advancements ETF

Schedule of Investments

September 30, 2022 (Continued)

	Shares	Value
Health Care Providers & Services - 16.3%
Fulgent Genetics, Inc. (a)	8,931	$340,450
Laboratory Corp. of America Holdings	6,529	1,337,204
OPKO Health, Inc. (a)(b)	227,801	430,544
Quest Diagnostics, Inc. (b)	11,756	1,442,344
Total Health Care Providers & Services		3,550,542
Life Sciences Tools & Services - 5.3%
Adaptive Biotechnologies Corp. (a)	42,161	300,186
Bio-Rad Laboratories, Inc. - Class A (a)	2,033	848,046
Total Life Sciences Tools & Services		1,148,232
Pharmaceuticals - 6.5%
AN2 Therapeutics, Inc. (a)(b)	5,726	99,518
Atea Pharmaceuticals, Inc. (a)	24,569	139,798
Bristol-Myers Squibb Co.	2,555	181,635
CorMedix, Inc. (a)	12,160	34,413
Eli Lilly and Co.	571	184,633
Johnson & Johnson	1,068	174,468
Merck & Co., Inc.	2,025	174,393
Paratek Pharmaceuticals, Inc. (a)	16,190	41,608
Pfizer, Inc.	3,785	165,632
SIGA Technologies, Inc.	21,549	221,954
Total Pharmaceuticals		1,418,052
Total United States		16,735,636
TOTAL COMMON STOCKS (Cost $42,419,555)		21,651,438

INVESTMENTS PURCHASED WITH PROCEEDS FROM SECURITIES LENDING COLLATERAL - 27.9%
ETFMG Sit Ultra Short ETF (e)	25,000	1,201,875
Mount Vernon Liquid Assets Portfolio, LLC, 3.18% (c)	4,866,984	4,866,984
TOTAL INVESTMENTS PURCHASED WITH PROCEEDS FROM SECURITIES LENDING COLLATERAL (Cost $6,110,959)		6,068,859

SHORT-TERM INVESTMENTS - 0.6%
Money Market Funds - 0.6%
First American Government Obligations Fund - Class X, 2.77% (c)	142,751	142,751
TOTAL SHORT-TERM INVESTMENTS (Cost $142,751)		142,751

Total Investments (Cost $48,673,265) - 128.0%		27,863,048
Liabilities in Excess of Other Assets - (28.0)%		(6,099,816)
TOTAL NET ASSETS - 100.0%		$21,763,232

The accompanying notes are an integral part of these financial statements.

ETFMG™ ETFs

ETFMG Treatments, Testing and Advancements ETF

Schedule of Investments

September 30, 2022 (Continued)

Percentages are stated as a percent of net assets.

ADR	American Depositary Receipt
PLC	Public Limited Company
(a)	Non-income producing security.
(b)	All or a portion of this security was out on loan at September 30, 2022.
(c)	The rate shown is the annualized seven-day yield at period end.
(d)	As of September 30, 2022 the Fund had a significant portion of its assets in the Biotechnology Industry.
(e)	Affiliated security. Please refer to Note 9 of the Notes to Financial Statements.

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor’s Financial Services LLC (“S&P”). GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC, doing business as U.S. Bank Global Fund Services (“Fund Services”).

The accompanying notes are an integral part of these financial statements.

ETFMG™ ETFs

STATEMENTS OF ASSETS AND LIABILITIES

As of September 30, 2022

	ETFMG Prime Cyber Security ETF	ETFMG Prime Mobile Payments ETF	ETFMG Sit Ultra Short ETF	ETFMG Treatments, Testing and Advancements ETF
ASSETS
Investments in unaffiliated securities, at value*	$1,485,345,579	$552,322,444	$123,417,721	$26,661,173
Investments in affiliated securities, at value*	40,863,750	43,267,500	—	1,201,875
Foreign currency*	—	86,319	—	—
Receivables:
Receivable for investments sold	2,152,644	1,689,370	—	—
Dividends and interest receivable	1,200,506	1,597,587	849,472	9,373
Securities lending income receivable	105,115	49,429	—	15,088
Total Assets	1,529,667,594	599,012,649	124,267,193	27,887,509

LIABILITIES
Collateral received for securities loaned (Note 7)	96,313,548	91,456,962	—	6,110,959
Payables:
Foreign currency payable to custodian, at value*	33	—	—	—
Payable for investments purchased	1,084,657	916	337,848	—
Management fees payable	753,904	346,782	30,999	13,318
Total Liabilities	98,152,142	91,804,660	368,847	6,124,277
Net Assets	$1,431,515,452	$507,207,989	$123,898,346	$21,763,232

NET ASSETS CONSIST OF:
Paid-in Capital	$2,020,866,419	$963,674,226	$131,007,142	$50,416,908
Total Distributable Earnings (Accumulated Losses)	(589,350,967)	(456,466,237)	(7,108,796)	(28,653,676)
Net Assets	$1,431,515,452	$507,207,989	$123,898,346	$21,763,232

*Identified Cost:

Investments in unaffiliated securities	$1,767,486,056	$797,099,796	$127,207,311	$47,429,290
Investments in affiliated securities	42,334,152	45,006,517	—	1,243,975
Foreign currency	33	85,707	—	—

Shares Outstanding^	33,000,000	13,400,000	2,575,000	1,050,000

Net Asset Value, Offering and Redemption Price per Share	$43.38	$37.85	$48.12	$20.73

^ No par value, unlimited number of shares authorized

The accompanying notes are an integral part of these financial statements.

ETFMG™ ETFs

STATEMENTS OF OPERATIONS

For the Year ended September 30, 2022

	ETFMG Prime Cyber Security ETF	ETFMG Prime Mobile Payments ETF	ETFMG Sit Ultra Short ETF	ETFMG Treatments, Testing and Advancements ETF
INVESTMENT INCOME
Income:
Dividends from unaffiliated securities (net of foreign withholdings tax of	$13,035,079	$5,185,509	$—	$184,341
$254,865, $159,241, $-, $10,356)
Interest	111,320	43,252	2,876,846	1,658
Securities lending income	775,303	320,680	—	204,056
Total Investment Income	13,921,702	5,549,441	2,876,846	390,055

Expenses:
Management fees	11,704,377	6,268,531	646,546	252,157
Total Expenses	11,704,377	6,268,531	646,546	252,157
Net Investment Income (Loss)	2,217,325	(719,090)	2,230,300	137,898

REALIZED & UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net Realized Gain (Loss) on:
Unaffiliated Investments	(176,174,507)	(139,279,129)	(2,255,726)	(5,683,107)
Affiliated Investments	(1,269,522)	—	—	—
In-Kind redemptions	189,171,525	18,912,380	—	647,043
Foreign currency and foreign currency translation	(458,118)	72,126	—	—
Net Realized Gain (Loss) on Investments and In-Kind redemptions	11,269,378	(120,294,623)	(2,255,726)	(5,036,064)
Net Change in Unrealized Appreciation (Depreciation) of:
Unaffiliated Investments	(640,792,385)	(377,815,898)	(4,305,127)	(22,047,191)
Affiliated Investments	13,133,420	(1,512,000)	—	(42,000)
Foreign currency and foreign currency translation	3,646	(4,428)	—	—
Net change in Unrealized Appreciation (Depreciation) of Investments	(627,655,319)	(379,332,326)	(4,305,127)	(22,089,191)
Net Realized and Unrealized Loss on Investments	(616,385,941)	(499,626,949)	(6,560,853)	(27,125,255)
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(614,168,616)	$(500,346,039)	$(4,330,553)	$(26,987,357)

The accompanying notes are an integral part of these financial statements.

ETFMG Prime Cyber Security ETF

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended September 30, 2022	Year Ended September 30, 2021
OPERATIONS
Net investment income	$2,217,325	$7,093,741
Net realized gain on investments and In-Kind Redemptions	11,269,378	330,529,386
Net change in unrealized appreciation (depreciation) of
investments and foreign currency and foreign currency translation	(627,655,319)	153,820,198
Net increase (decrease) in net assets resulting from operations	(614,168,616)	491,443,325

DISTRIBUTIONS TO SHAREHOLDERS
Total distributions from distributable earnings	(2,222,505)	(6,619,000)

CAPITAL SHARE TRANSACTIONS
Net increase (decrease) in net assets derived from net change in outstanding shares	(259,776,610)	318,934,925
Transaction Fees (See Note 1)	35,598	74,347
Net increase (decrease) in net assets from capital share transactions	(259,741,012)	319,009,272
Total increase (decrease) in net assets	(876,132,133)	803,833,597

NET ASSETS
Beginning of Year	2,307,647,585	1,503,813,988
End of Year	$1,431,515,452	$2,307,647,585

Summary of share transactions is as follows:

	Year Ended September 30, 2022		Year Ended September 30, 2021
	Shares	Amount	Shares	Amount
Shares Sold	15,400,000	$864,143,480	16,750,000	$994,736,015
Transaction Fees (See Note 1)	—	35,598	—	74,347
Shares Redeemed	(20,250,000)	(1,123,920,090)	(11,200,000)	(675,801,090)
Net Transactions in Fund Shares	(4,850,000)	$(259,741,012)	5,550,000	$319,009,272
Beginning Shares	37,850,000		32,300,000
Ending Shares	33,000,000		37,850,000

The accompanying notes are an integral part of these financial statements.

ETFMG Prime Mobile Payments ETF

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended September 30, 2022	Year Ended September 30, 2021
OPERATIONS
Net investment loss	$(719,090)	$(2,268,082)
Net realized gain (loss) on investments and In-Kind Redemptions	(120,294,623)	143,616,233
Net change in unrealized appreciation (depreciation) of investments and foreign currency and foreign currency translation	(379,332,326)	59,723,122
Net increase (decrease) in net assets resulting from operations	(500,346,039)	201,071,273

CAPITAL SHARE TRANSACTIONS
Net increase (decrease) in net assets derived from net change in outstanding shares	(186,127,525)	194,384,200
Transaction Fees (See Note 1)	44,420	39,220
Net increase (decrease) in net assets from capital share transactions	(186,083,105)	194,423,420
Total increase (decrease) in net assets	(686,429,144)	395,494,693

NET ASSETS
Beginning of Year	1,193,637,133	798,142,440
End of Year	$507,207,989	$1,193,637,133

Summary of share transactions is as follows:

	Year Ended September 30, 2022		Year Ended September 30, 2021
	Shares	Amount	Shares	Amount
Shares Sold	2,100,000	$114,795,455	8,700,000	$593,606,155
Transaction Fees (See Note 1)	—	44,420	—	39,220
Shares Redeemed	(6,300,000)	(300,922,980)	(5,800,000)	(399,221,955)
Net Transactions in Fund Shares	(4,200,000)	$(186,083,105)	2,900,000	$194,423,420
Beginning Shares	17,600,000		14,700,000
Ending Shares	13,400,000		17,600,000

The accompanying notes are an integral part of these financial statements.

ETFMG Sit Ultra Short ETF

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended September 30, 2022	Year Ended September 30, 2021
OPERATIONS
Net investment income	$2,230,300	$1,093,399
Net realized gain (loss) on investments and In-Kind Redemptions	(2,255,726)	74,759
Net change in unrealized appreciation (depreciation) of
investments and foreign currency and foreign currency translation	(4,305,127)	(112,246)
Net increase (decrease) in net assets resulting from operations	(4,330,553)	1,055,912

DISTRIBUTIONS TO SHAREHOLDERS
Total distributions from distributable earnings	(2,064,413)	(1,070,997)

CAPITAL SHARE TRANSACTIONS
Net increase (decrease) in net assets derived from net change in outstanding shares	(112,259,140)	136,797,377
Net increase (decrease) in net assets	(118,654,106)	136,782,292

NET ASSETS
Beginning of Year	242,552,452	105,770,160
End of Year	$123,898,346	$242,552,452

Summary of share transactions is as follows:

	Year Ended September 30, 2022		Year Ended September 30, 2021
	Shares	Amount	Shares	Amount
Shares Sold	—	$—	3,050,000	$151,723,497
Shares Redeemed	(2,300,000)	(112,259,140)	(300,000)	(14,926,120)
Net Transactions in Fund Shares	(2,300,000)	$(112,259,140)	2,750,000	$136,797,377
Beginning Shares	4,875,000		2,125,000
Ending Shares	2,575,000		4,875,000

The accompanying notes are an integral part of these financial statements.

ETFMG Treatments, Testing and Advancements ETF

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended September	Year Ended September
	30, 2022	30, 2021
OPERATIONS
Net investment income	$137,898	$578,226
Net realized gain (loss) on investments and In-Kind Redemptions	(5,036,064)	13,807,775
Net change in unrealized appreciation (depreciation) of investments and foreign currency and foreign currency translation	(22,089,191)	6,476,857
Net increase (decrease) in net assets resulting from operations	(26,987,357)	20,862,858

DISTRIBUTIONS TO SHAREHOLDERS
Total distributions from distributable earnings	(119,444)	(647,750)

CAPITAL SHARE TRANSACTIONS
Net decrease in net assets derived from net change in outstanding shares	(14,610,560)	(10,764,405)
Net increase (decrease) in net assets	(41,717,361)	9,450,703

NET ASSETS
Beginning of Year	63,480,593	54,029,890
End of Year	$21,763,232	$63,480,593

Summary of share transactions is as follows:

	Year Ended September 30, 2022		Year Ended September 30, 2021
	Shares	Amount	Shares	Amount
Shares Sold	100,000	$2,739,590	900,000	$35,594,570
Shares Redeemed	(600,000)	(17,350,150)	(1,300,000)	(46,358,975)
Net Transactions in Fund Shares	(500,000)	$(14,610,560)	(400,000)	$(10,764,405)
Beginning Shares	1,550,000		1,950,000
Ending Shares	1,050,000		1,550,000

The accompanying notes are an integral part of these financial statements.

ETFMG Prime Cyber Security ETF

FINANCIAL HIGHLIGHTS

For a capital share outstanding throughout the year

	Year Ended September 30, 2022	Year Ended September 30, 2021	Year Ended September 30, 2020	Year Ended September 30, 2019	Year Ended September 30, 2018

Net Asset Value, Beginning Year	$60.97	$46.56	$37.46	$40.08	$30.11
Income (Loss) from Investment Operations:
Net investment income [1]	0.06	0.20	0.64	0.07	0.03
Net realized and unrealized gain (loss) on investments	(17.59)	14.39	9.10	(2.64)	9.94
Total from investment operations	(17.53)	14.59	9.74	(2.57)	9.97
Less Distributions:
Distributions from net investment income	(0.06)	(0.18)	(0.64)	(0.05)	(0.00)[2]
Total distributions	(0.06)	(0.18)	(0.64)	(0.05)	(0.00)[2]
Net asset value, end year	$43.38	$60.97	$46.56	$37.46	$40.08
Total Return	(28.77)%	31.34%	26.75%	(6.42)%	33.16%

Ratios/Supplemental Data:
Net assets at end of year (000’s)	$1,431,515	$2,307,648	$1,503,814	$1,427,200	$1,835,861

Gross Expenses to Average Net Assets	0.60%	0.60%	0.60%	0.60%	0.60%
Net Investment Income to Average Net Assets	0.11%	0.35%	1.50%	0.19%	0.07%
Portfolio Turnover Rate	51%	34%	33%	36%	41%

[1]	Calculated based on average shares outstanding during the year.
[2]	Per share amount is less than $0.01.

The accompanying notes are an integral part of these financial statements.

ETFMG Prime Mobile Payments ETF

FINANCIAL HIGHLIGHTS

For a capital share outstanding throughout the year

	Year Ended September 30, 2022	Year Ended September 30, 2021	Year Ended September 30, 2020	Year Ended September 30, 2019	Year Ended September 30, 2018

Net Asset Value, Beginning Year	$67.82	$54.30	$46.60	$42.86	$32.57
Income (Loss) from Investment Operations:
Net investment income (loss) [1]	(0.04)	(0.13)	(0.04)	0.03	0.07
Net realized and unrealized gain (loss) on investments	(29.93)	13.65	7.75	3.93	10.22
Total from investment operations	(29.97)	13.52	7.71	3.96	10.29
Less Distributions:
Distributions from net investment income	—	—	(0.02)	(0.05)	(0.01)
Net realized gains	—	—	—	(0.18)	—
Total distributions	—	—	(0.02)	(0.23)	(0.01)
Capital Share Transactions:
Transaction fees added to paid-in capital	—	—	0.01	0.01	0.01
Net asset value, end year	$37.85	$67.82	$54.30	$46.60	$42.86
Total Return	(44.18)%	24.91%	16.56%	9.49%	31.62%

Ratios/Supplemental Data:
Net assets at end year (000’s)	$507,208	$1,193,637	$798,142	$743,198	$522,874

Gross Expenses to Average Net Assets	0.75%	0.75%	0.75%	0.75%	0.75%
Net Investment Income (Loss) to Average Net Assets	(0.09)%	(0.20)%	(0.08)%	0.06%	0.16%
Portfolio Turnover Rate	35%	27%	19%	28%	16%

[1]	Calculated based on average shares outstanding during the year.

The accompanying notes are an integral part of these financial statements.

ETFMG Sit Ultra Short ETF

FINANCIAL HIGHLIGHTS

For a capital share outstanding throughout the year/period

	Year Ended September 30, 2022	Year Ended September 30, 2021	Period Ended September 30, 2020[1]

Net Asset Value, Beginning Year/Period	$49.75	$49.77	$50.00
Income (Loss) from Investment Operations:
Net investment income [2]	0.51	0.39	0.86
Net realized and unrealized loss on investments	(1.63)	(0.02)	(0.27)
Total from investment operations	(1.12)	0.37	0.59
Less Distributions:
Distributions from net investment income	(0.51)	(0.39)	(0.82)
Total distributions	(0.51)	(0.39)	(0.82)
Net asset at end of year/period	$48.12	$49.75	$49.77
Total Return	(2.29)%	0.75%[5]	1.19%[3]

Ratios/Supplemental Data:
Net assets at end of year/period (000’s)	$123,898	$242,552	$105,770

Gross Expenses to Average Net Assets	0.30%	0.30%	0.30%[4]
Net Investment Income to Average Net Assets	1.03%	0.77%	1.78%[4]
Portfolio Turnover Rate	70%	55%	132%[3]

[1]	Commencement of operations on October 8, 2019.
[2]	Calculated based on average shares outstanding during the year/period.
[3]	Not annualized.
[4]	Annualized.
[5]	The returns reflect the actual performance for the period and do not include the impact of trades executed on the last business day of the period that were recorded on the first business day of the next period.

The accompanying notes are an integral part of these financial statements.

ETFMG Treatments, Testing and Advancements ETF

FINANCIAL HIGHLIGHTS

For a capital share outstanding throughout the year/period

	Year Ended September 30, 2022	Year Ended September 30, 2021	Period Ended September 30, 2020[1]

Net Asset Value, Beginning Year/Period	$40.96	$27.71	$25.00
Income (Loss) from Investment Operations:
Net investment income [2]	0.11	0.36	0.02
Net realized and unrealized gain (loss) on investments	(20.23)	13.28	2.69
Total from investment operations	(20.12)	13.64	2.71
Less Distributions:
Distributions from net investment income	(0.11)	(0.39)	—
Total distributions	(0.11)	(0.39)	—
Net asset at end of year/period	$20.73	$40.96	$27.71
Total Return	(49.14)%	49.43%[5]	10.82%[3]

Ratios/Supplemental Data:
Net assets at end of year/period (000’s)	$21,763	$63,481	$54,030

Gross Expenses to Average Net Assets	0.68%	0.68%	0.68%[4]
Net Investment Income to Average Net Assets	0.37%	0.98%	0.25%[4]
Portfolio Turnover Rate	30%	39%	41%[3]

[1]	Commencement of operations on June 17, 2020.
[2]	Calculated based on average shares outstanding during the year/period.
[3]	Not annualized.
[4]	Annualized.
[5]	The returns reflect the actual performance for the period and do not include the impact of trades executed on the last business day of the period that were recorded on the first business day of the next period.

The accompanying notes are an integral part of these financial statements.

ETFMG™ ETFs

NOTES TO FINANCIAL STATEMENTS

September 30, 2022

NOTE 1 – ORGANIZATION

ETFMG Prime Cyber Security ETF (“HACK”), ETFMG Prime Mobile Payments ETF (“IPAY”), ETFMG Sit Ultra Short ETF (“VALT”), and ETFMG Treatments, Testing and Advancements ETF (“GERM”) (each a “Fund”, or collectively the “Funds”) are series of ETF Managers Trust (the “Trust”), an open-end management investment company consisting of multiple investment series, organized as a Delaware statutory trust on July 1, 2009. The Trust is registered with the SEC under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company and the offering of the Funds’ shares (“Shares”) is registered under the Securities Act of 1933, as amended (the “Securities Act”).

The following table is a summary of the Strategy Commencement Date and Strategy of the Funds:

Fund Ticker	Strategy Commencement Date	Strategy
ETFMG Prime Cyber Security ETF	8/1/2017	Seeks to provide investment results that, before fees and expenses, correspond generally to the price and yield of the Prime Cyber Defense Index (“Prime Cyber Index”).
ETFMG Prime Mobile Payments ETF	8/1/2017	Seeks to provide investment results that, before fees and expenses, correspond generally to the price and yield performance of the Prime Mobile Payments Index (“Prime Mobile Index”).
ETFMG Sit Ultra Short ETF	10/8/2019	Seeks to achieve its investment objective by investing in a diversified portfolio of high-quality short-term U.S. dollar denominated domestic and foreign debt securities and other instruments.
ETFMG Treatments, Testing and Advancements ETF	6/17/2020	Seeks to provide investment results that, before fees and expenses, correspond generally to the price and yield performance of the Prime Treatments, Testing and Advancements Index.

The Funds each currently offer one class of shares, which have no front end sales load, no deferred sales charges, and no redemption fees. The Funds may issue an unlimited number of shares of beneficial interest, with no par value. All shares of each Fund have equal rights and privileges.

Shares of the Funds are listed and traded on the NYSE Arca, Inc. Market prices for the shares may be different from their net asset value (“NAV”). Each Fund issues and redeems shares on a continuous basis at NAV only in blocks of 50,000 shares, called “Creation Units.” Creation Units are issued and redeemed principally in-kind for securities included in a specified Index. Once created, shares generally trade in the secondary market at market prices that change throughout the day in quantities less than a Creation Unit. Except when aggregated in Creation Units, shares are not redeemable securities of a Fund. Shares of a Fund may only be purchased or redeemed by certain financial institutions (“Authorized Participants”). An Authorized Participant is either (i) a broker-dealer or other participant in the clearing process through the Continuous Net Settlement System of the National Securities Clearing Corporation or (ii) a DTC participant and, in each case, must have executed a Participant Agreement with the Distributor. Most retail investors do not qualify as Authorized Participants nor have the resources to buy and sell whole Creation Units. Therefore, they are unable to purchase or redeem the shares directly from a Fund. Rather, most retail investors may purchase Shares in the secondary market with the assistance of a broker and may be subject to customary brokerage commissions or fees.

ETFMG™ ETFs

NOTES TO FINANCIAL STATEMENTS

September 30, 2022 (Continued)

Authorized Participants transacting in Creation Units for cash may pay an additional variable charge to compensate the relevant Fund for certain transaction costs (i.e., brokerage costs) and market impact expenses relating to investing in portfolio securities. Such variable charges, if any, are included in Transaction Fees” in the Statements of Changes in Net Assets.

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Funds. These policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”).

The Funds follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standard Codification Topic 946 Financial Services - Investment Companies.

New Accounting Pronouncements

In March 2020, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) 2020-04, Reference Rate Reform (Topic 848) - Facilitation of the Effects of Reference Rate Reform on Financial Reporting. The amendments in ASU 2020-04 provides optional temporary financial reporting relief from the effect of certain types of contract modifications due to the planned discontinuation of LIBOR and other interbank-offered based reference rates as of the end of 2021. ASU 2020-04 is effective for certain reference rate-related contract modifications that occur during the period March 12, 2020 through December 31, 2022. Management is currently evaluating the impact, if any, of applying this ASU.

The Funds may invest in certain other investment companies (underlying funds). For more information about the underlying Fund’s operations and policies, please refer to those Fund’s semiannual and annual reports, which are filed with the SEC.

A.	Security Valuation. Securities listed on a securities exchange, market or automated quotation system for which quotations are readily available (except for securities traded on NASDAQ), including securities traded over the counter, are valued at the last quoted sale price on the primary exchange or market (foreign or domestic) on which they are traded on the valuation date (or at approximately 4:00 pm Eastern Time if a security’s primary exchange is normally open at that time), or, if there is no such reported sale on the valuation date, at the most recent quoted bid price. For securities traded on NASDAQ, the NASDAQ Official Closing Price will be used.

Debt obligations are generally valued on the basis of valuations provided by third party pricing services, as derived from such services’ pricing models. Inputs to the models may include, but are not limited to, reported trades, executable bid and ask prices, broker/dealer quotations, prices or yields of securities with similar characteristics, interest rates, anticipated prepayments, benchmark curves or information pertaining to the issuer, as well as industry and economic events. The pricing services may use a matrix approach, which considers information regarding securities with similar characteristics to determine the valuation for a security.

Securities for which quotations are not readily available are valued at their respective fair values as determined in good faith by ETF Managers Group, LLC (the “Adviser”), using procedures adopted by the Board of Trustees (the “Board”). When a security is “fair valued,” consideration is given to the facts and circumstances relevant to the particular situation, including a review of various factors set forth in the pricing procedures adopted by the Funds’ Board. The use of fair value pricing by a Fund may cause the net asset value of its shares to differ significantly from the net asset value that would be calculated without regard to such considerations. As of September 30, 2022, the ETFMG Prime Mobile Payments ETF held one security that was fair valued by the Adviser.

ETFMG™ ETFs

NOTES TO FINANCIAL STATEMENTS

September 30, 2022 (Continued)

As described above, the Funds utilize various methods to measure the fair value of their investments on a recurring basis. U.S. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of inputs are:

Level 1        Unadjusted quoted prices in active markets for identical assets or liabilities that the Funds have the ability to access.

Level 2       Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3      Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available; representing the Funds’ own assumptions about the assumptions a market participant would use in valuing the asset or liability and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The following is a summary of the inputs used to value the Funds’ net assets as of September 30, 2022:

ETFMG Prime Cyber Security ETF

Assets^	Level 1	Level 2	Level 3	Total
Common Stocks	$1,420,606,959	$—	$—	$1,420,606,959
Short-Term Investments	10,742,283	—	—	10,742,283
ETFMG Sit Ultra Short ETF**	40,863,750	—	—	40,863,750
Investments Purchased with Securities Lending Collateral*	—	—	—	53,996,337
Total Investments in Securities	$1,472,212,992	$—	$—	$1,526,209,329

ETFMG™ ETFs

NOTES TO FINANCIAL STATEMENTS

September 30, 2022 (Continued)

ETFMG Prime Mobile Payments ETF

Assets^	Level 1	Level 2	Level 3		Total
Common Stocks	$499,201,688	$—	$—	(1)	$499,201,688
Short-Term Investments	6,670,311	—	—		6,670,311
ETFMG Sit Ultra Short ETF**	43,267,500	—	—		43,267,500
Investments Purchased with Securities Lending Collateral*	—	—	—		46,450,445
Total Investments in Securities	$549,139,499	$—	$—		$595,589,944

ETFMG Sit Ultra Short ETF

Assets^	Level 1	Level 2	Level 3	Total
Fixed Income
Corporate Bonds	$—	$107,769,685	$—	$107,769,685
Municipal Bonds	—	5,274,871	—	5,274,871
U.S. Government Agency Issues	—	5,427,477	—	5,427,477
Short-Term Investments	4,945,688	—	—	4,945,688
Total Investments in Securities	$4,945,688	$118,472,033	$—	$123,417,721

ETFMG Treatments, Testing and Advancements ETF

Assets^	Level 1	Level 2	Level 3	Total
Common Stocks	$21,651,438	$—	$—	$21,651,438
Short-Term Investments	142,751	—	—	142,751
ETFMG Sit Ultra Short ETF**	1,201,875	—	—	1,201,875
Investments Purchased with Securities Lending Collateral*	—	—	—	4,866,984
Total Investments in Securities	$22,996,064	$—	$—	$27,863,048

(1)	Includes security valued at $0 with a cost of $2,636,627. This security transfered from Level 1 to Level 3 during the year.
^	See Schedule of Investments for classifications by country and industry.
*	Certain investments that are measured at fair value used the net asset value per share (or its equivalent) practical expedient have not been categorized in the fair value hierarchy. The fair value amounts presented in the table are intended to permit reconciliation of the fair value hierarchy to the amounts presented in the Schedules of Investments.
**	Investment was purchased with collateral.

B.	Federal Income Taxes. The Funds have each elected to be taxed as a “regulated investment company” and intend to distribute substantially all taxable income to their shareholders and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. Therefore, no provisions for federal income taxes or excise taxes have been made.

To avoid imposition of the excise tax applicable to regulated investment companies, each Fund intends to declare each year as dividends, in each calendar year, at least 98.0% of its net investment income (earned during the calendar year) and 98.2% of its net realized capital gains (earned during the twelve months ended October 31) plus undistributed amounts, if any, from prior years.

ETFMG™ ETFs

NOTES TO FINANCIAL STATEMENTS

September 30, 2022 (Continued)

Net capital losses incurred after October 31, within the taxable year are deemed to arise on the first business day of each Fund’s next taxable year.

Each Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Each Fund has analyzed its tax position and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions expected to be taken in the Funds’ 2022 tax returns. The Funds identify their major tax jurisdictions as U.S. Federal, the State of New Jersey, and the State of Delaware; however the Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

As of September 30, 2022, management has reviewed the tax positions for open periods (for Federal purposes, three years from the date of filing and for state purposes, generally a range of three to four years from the date of filing), as applicable to the Funds, and has determined that no provision for income tax is required in the Funds’ financial statements.

C.	Security Transactions and Investment Income. Investment securities transactions are accounted for on the trade date. Gains and losses realized on sales of securities are determined on a specific identification basis. Discounts/premiums on debt securities purchased are accreted/amortized over the life of the respective securities using the effective interest method. Dividend income is recorded on the ex-dividend date. Interest income is recorded on an accrual basis. Income, including gains, from investments in foreign securities received by the Funds may be subject to income, withholding or other taxes imposed by foreign countries.

D.	Foreign Currency Translations and Transactions. The Funds may engage in foreign currency transactions. Foreign currency transactions are translated into U.S. dollars on the following basis: (i) market value of investment securities, assets and liabilities at the daily rates of exchange, and (ii) purchases and sales of investment securities, dividend and interest income and certain expenses at the rates of exchange prevailing on the respective dates of such transactions. For financial reporting purposes, the Funds do not isolate changes in the exchange rate of investment securities from the fluctuations arising from changes in the market prices of securities for unrealized gains and losses. However, for federal income tax purposes, the Funds do isolate and treat as ordinary income the effect of changes in foreign exchange rates on realized gains or losses from the sale of investment securities and payables and receivables arising from trade-date and settlement-date differences.

E.	Distributions to Shareholders. Distributions to shareholders from net investment income are generally declared and paid by each of the Funds on a quarterly basis. Distributions to shareholders from realized gains on securities for each Fund normally are declared and paid on an annual basis. Distributions are recorded on the ex-dividend date.

F.	Use of Estimates. The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements, as well as the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

G.	Share Valuation. The net asset value (“NAV”) per share of each Fund is calculated by dividing the sum of the value of the securities held by the Fund, plus cash and other assets, minus all liabilities (including estimated accrued expenses) by the total number of shares outstanding for the Fund, rounded to the nearest cent. The Funds’ shares will not be priced on the days on which the NYSE is closed for trading. For Authorized Participants, the offering and redemption price per share for the Funds are equal to the Funds’ respective net asset value per share.

ETFMG™ ETFs

NOTES TO FINANCIAL STATEMENTS

September 30, 2022 (Continued)

H.	Guarantees and Indemnifications. In the normal course of business, the Funds enter into contracts with service providers that contain general indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

NOTE 3 – RISK FACTORS

Investing in the Funds may involve certain risks, as discussed in the Funds’ prospectus, including, but not limited to, those described below. Any of these risks could cause an investor to lose money.

Market Risk. Financial markets rise and fall in response to a variety of factors, sometimes rapidly and unpredictably. As with any investment whose performance is tied to these markets, the value of an investment in a Fund will fluctuate, which means that an investor could lose money over short or long periods.

Investment Style Risk. The Funds, other than VALT, are not actively managed (“Index Funds”). Therefore, those Funds follow the securities included in its respective index during upturns as well as downturns. Because of their indexing strategies, the Index Funds do not take steps to reduce market exposure or to lessen the effects of a declining market. In addition, because of the Index Funds’ expenses, the Index Funds’ performance may be below that of their respective index.

Equity Risk. The prices of equity securities rise and fall daily. These price movements may result from factors affecting individual companies, industries or the securities market as a whole. In addition, equity markets tend to move in cycles which may cause stock prices to fall over short or extended periods of time.

Securities Lending Risk. Securities lending involves the risk of loss of rights in, or delay in recovery of, the loaned securities if the borrower fails to return the security loaned or becomes insolvent.

Concentration Risk. To the extent that a Fund’s or an index’s portfolio is concentrated in the securities of issuers in a particular market, industry, group of industries, sector or asset class, the fund may be adversely affected by the performance of those securities, may be subject to increased price volatility and may be more vulnerable to adverse economic, market, political or regulatory occurrences affecting that market, industry, group of industries, sector or asset class.

Natural Disaster/Epidemic Risk. Natural or environmental disasters, such as earthquakes, fires, floods, hurricanes, tsunamis and other severe weather-related phenomena generally, and widespread disease, including pandemics and epidemics (for example, the novel coronavirus COVID-19), have been and can be highly disruptive to economies and markets and have recently led, and may continue to lead, to increased market volatility and significant market losses. Such natural disaster and health crises could exacerbate political, social, and economic risks previously mentioned, and result in significant breakdowns, delays, shutdowns, social isolation, and other disruptions to important global, local and regional supply chains affected, with potential corresponding results on the operating performance of the Funds and their investments. A climate of uncertainty and panic, including the contagion of infectious viruses or diseases, may adversely affect lobal, regional, and local economies and reduce the availability of potential investment opportunities, and increases the difficulty of performing due diligence and modeling market conditions, potentially reducing the accuracy of financial projections. Under the circumstances, the Funds may have difficulty achieving their investment objectives which may adversely impact performance. Further, such events can be highly disruptive to economies and markets, significantly disrupt the operations of individual companies (including, but not limited to, the Funds’ Sponsor and third party service providers), sectors, industries, markets, securities and commodity exchanges, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of the Funds’ investments. These factors can cause substantial market volatility. exchange trading suspensions and closures and can impact the ability of the Funds to complete redemptions and otherwise affect Fund performance and Fund trading in the secondary market. A widespread crisis may also affect the global economy in ways that cannot necessarily be foreseen at the current time. How long such events will last and whether they will continue or recur cannot be predicted. Impacts from these events could have significant impact on a Fund’s performance, resulting in losses to the Funds.

ETFMG™ ETFs

NOTES TO FINANCIAL STATEMENTS

September 30, 2022 (Continued)

LIBOR is used extensively in the U.S. and globally as a “benchmark” or “reference rate” for various commercial and financial contracts, including corporate bonds. Instruments in which VALT invests may pay interest at floating rates based on LIBOR or may be subject to interest caps or floors based on LIBOR. The industry currently anticipates the conversion of all LIBOR based instruments to SOFR based instruments in June 2023 or sooner.

Since 2017, the United Kingdom’s Financial Conduct Authority has been working towards the cessation of LIBOR at the end of December 2021. In November 2020, though, the administrator of the U.S. Dollar LIBOR benchmarks, the ICE Benchmark Administration, extended the retirement date for most U.S. Dollar LIBOR rates until June 2023. Regulators and industry working groups have suggested numerous alternative reference rates to LIBOR. Leading alternatives include Sonia in the United Kingdom, €STR in the European Union, Tonar in Japan, and in the U.S., the New York Fed has been working to develop the Secured Overnight Financing Rate (SOFR). Global consensus is still coalescing around the transition to a new reference rate and the process for amending existing contracts. Abandonment of or modifications to LIBOR could have adverse impacts on newly issued financial instruments and existing financial instruments which reference LIBOR. There also remains uncertainty and risk regarding the willingness and ability of issuers to include enhanced provisions in new and existing contracts or instruments. The transition away from LIBOR may lead to increased volatility and illiquidity in markets that are tied to LIBOR, reduced values of LIBOR-related investments, and reduced effectiveness of hedging strategies, adversely affecting VALT’s performance or NAV. In addition, the alternative reference rate may be an ineffective substitute resulting in prolonged adverse market conditions for VALT.

On February 24, 2022, Russia commenced a military attack on Ukraine. The outbreak of hostilities between the two countries could result in more widespread conflict and could have a severe adverse effect on the region and the markets. In addition, sanctions imposed on Russia by the United States and other countries, and any sanctions imposed in the future could have a significant adverse impact on the Russian economy and related markets. The price and liquidity of investments may fluctuate widely as a result of the conflict and related events. How long such conflict and related events will last and whether it will escalate further cannot be predicted, nor its effect on the Funds.

A complete description of the principal risks is included in each Fund’s prospectus under the heading “Principal Investment Risks.”

NOTE 4 – MANAGEMENT AND OTHER CONTRACTS

The Adviser serves as the investment advisor to the Funds. Pursuant to an Investment Advisory Agreement (“Advisory Agreement”) between the Trust, on behalf of the Funds, and the Adviser, the Adviser provides investment advice to the Funds and oversees the day-to-day operations of the Funds, subject to the direction and control of the Board and the officers of the Trust. Under the Advisory Agreement, the Adviser is also responsible for arranging transfer agency, custody, fund administration and accounting, and other non-distribution related services necessary for the Funds to operate.

ETFMG™ ETFs

NOTES TO FINANCIAL STATEMENTS

September 30, 2022 (Continued)

Under the Investment Advisory Agreement, the Adviser has overall responsibility for the general management and administration of the Funds and arranges for sub-advisory, transfer agency, custody, fund administration, securities lending, and all other non-distribution related services necessary for the Funds to operate. The Funds unitary fees are accrued daily and paid monthly. The Adviser bears the costs of all advisory and non-advisory services required to operate the Funds, in exchange for a single unitary fee at the following annual rates:

ETFMG Prime Cyber Security ETF	0.60%
ETFMG Prime Mobile Payments ETF	0.75%
ETFMG Sit Ultra Short ETF	0.30%
ETFMG Treatments, Testing and Advancements ETF	0.68%

Under the Investment Advisory Agreement, the Adviser has agreed to pay all expenses of the Funds, except for: the fee paid to the Adviser pursuant to the Investment Advisory Agreement, interest charges on any borrowings, taxes, brokerage commissions and other expenses incurred in placing orders for the purchase and sale of securities and other investment instruments, acquired fund fees and expenses, accrued deferred tax liability, extraordinary expenses, and distribution (12b-1) fees and expenses (collectively, “Excluded Expenses”). The Adviser has entered into an agreement with its affiliate ETFMG Financial, LLC to serve as distributor to the Funds (the “Distributor”). The Distributor provides marketing support for the Funds, including distributing marketing materials related to the Funds. Level ETF Ventures, LLC (“Level”) serves as the index provider for HACK, IPAY, and GERM. Level is not affiliated with the Trust or the Adviser.

U.S. Bancorp Fund Services, LLC doing business as U.S. Bank Global Fund Services (the “Administrator”) provides fund accounting, fund administration, and transfer agency services to the Funds. The Adviser compensates the Administrator for these services under an administration agreement between the two parties.

The Adviser pays each independent Trustee a quarterly fee for service to the Funds. Each Trustee is also reimbursed by the Adviser for all reasonable out-of-pocket expenses incurred in connection with his duties as Trustee, including travel and related expenses incurred in attending Board meetings.

NOTE 5 – DISTRIBUTION PLAN

The Funds have each adopted a Plan of Distribution pursuant to Rule 12b-1 under the 1940 Act. Under the Plan, each Fund may pay compensation to the Distributor or any other distributor or financial institution with which the Trust has an agreement with respect to each Fund, with the amount of such compensation not to exceed an annual rate of 0.25% of each Fund’s average daily net assets. During the year ended September 30, 2022, the Funds did not incur any 12b-1 expenses.

NOTE 6 – PURCHASES AND SALES OF SECURITIES

The costs of purchases and sales of securities, excluding short-term securities and in-kind transactions, during the year ended September 30, 2022:

	Purchases	Sales
ETFMG Prime Cyber Security ETF	$1,023,215,890	$1,089,697,920
ETFMG Prime Mobile Payments ETF	310,047,274	320,800,136
ETFMG Sit Ultra Short ETF	161,767,963	266,814,149
ETFMG Treatments, Testing and Advancements ETF	11,850,890	12,143,383

ETFMG™ ETFs

NOTES TO FINANCIAL STATEMENTS

September 30, 2022 (Continued)

The costs of purchases and sales of in-kind transactions associated with creations and redemptions during the year ended September 30, 2022:

	Purchases In- Kind	Sales In- Kind
ETFMG Prime Cyber Security ETF	$845,628,934	$1,091,784,423
ETFMG Prime Mobile Payments ETF	112,395,435	290,560,923
ETFMG Sit Ultra Short ETF	—	—
ETFMG Treatments, Testing and Advancements ETF	2,711,339	16,889,805

Purchases in-kind are the aggregate of all in-kind purchases and sales in-kind are the aggregate of all in-kind sales. Net capital gains or losses resulting from in-kind redemptions are excluded from the Funds’ determination of taxable gains and are not distributed to shareholders.

There were no purchases or sales of U.S. Government obligations during the year ended September 30, 2022.

NOTE 7 — SECURITIES LENDING

The Funds, except for VALT, may lend up to 33 1/3% of the value of the securities in their portfolios to brokers, dealers and financial institutions (but not individuals) under terms of participation in a securities lending program administered by U.S. Bank N.A. (the “Custodian”). The securities lending agreement requires that loans are collateralized at all times in an amount equal to at least 102% of the value of any loaned securities at the time of the loan, plus accrued interest. The Funds receive compensation in the form of fees and earn interest on the cash collateral. The amount of fees depends on a number of factors including the type of security and length of the loan. The Funds continue to receive interest payments or dividends on the securities loaned during the borrowing period. Gain or loss on the fair value of securities loaned that may occur during the term of the loan will be for the account of the Funds. The Funds have the right under the terms of the securities lending agreement to recall the securities from the borrower on demand. The cash collateral is invested by the Custodian in accordance with approved investment guidelines. Those guidelines require the cash collateral to be invested in readily marketable, high quality, short-term obligations, either directly on behalf of each Fund or through one or more joint accounts, money market funds, or short-term bond funds, including those advised by or affiliated with the Adviser; however, all such investments are subject to risk of payment delays or default on the part of the issuer or counterparty or otherwise may not generate sufficient interest to support the costs associated with securities lending. Other investment companies in which a Fund may invest cash collateral can be expected to incur fees and expenses for operations, such as investment advisory and administration fees, which would be in addition to those incurred by the Fund, and which may be received in full or in part by the Adviser. Pursuant to guidance issued by the SEC staff, fees and expenses of money market funds used for cash collateral received in connection with loans of securities are not treated as Acquired Fund Fees and Expenses, which reflect a Fund’s pro rata share of the fees and expenses incurred by other investment companies in which the Fund invests (as disclosed in the Prospectus, as applicable). The Funds could also experience delays in recovering their securities and possible loss of income or value if the borrower fails to return the borrowed securities, although the Fund is indemnified from this risk by contract with the securities lending agent.

ETFMG™ ETFs

NOTES TO FINANCIAL STATEMENTS

September 30, 2022 (Continued)

As of the year ended September 30, 2022 the value of the securities on loan and payable for collateral due to broker were as follows:

Value of Securities on Loan Collateral Received

Fund	Values of Securities on Loan	Fund Collateral Received*
ETFMG Prime Cyber Security ETF	$94,200,661	$96,313,548
ETFMG Prime Mobile Payments ETF	88,843,550	91,456,962
ETFMG Treatments, Testing and Advancements ETF	5,906,073	6,110,959

* The cash collateral received was invested in the Mount Vernon Liquid Assets Portfolio, a money market fund with an overnight and continuous maturity, and ETFMG Sit Ultra Short ETF as shown on the Schedule of Investments.

NOTE 8 – FEDERAL INCOME TAXES

The components of distributable earnings (losses) and cost basis of investments for federal income tax purposes at September 30, 2022 were as follows:

	Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
ETFMG Prime
Cyber Security ETF	$1,868,170,998	$78,049,699	$(420,011,368)	$(341,961,669)
ETFMG Prime Mobile Payments ETF	862,963,244	13,634,713	(281,008,013)	(267,373,300)
ETFMG Sit Ultra Short ETF	127,216,834	600	(3,799,713)	(3,799,113)
ETFMG Treatments, Testing and Advancements ETF	49,044,863	1,429,094	(22,610,909)	(21,181,815)

The difference between the tax cost of investments and the cost of investments for GAAP purposes is primarily due to the tax treatment of wash sale losses.

As of September 30, 2022, the components of distributable earnings (loss) on a tax basis were as follows:

	Undistributed Ordinary Income	Undistributed Long-Term Gain	Total Distributable Earnings	Other Accumulated Loss	Total Accumulated Gain (Loss)
ETFMG Prime
Cyber Security ETF	$165,733	$—	$165,733	$(247,555,031)	$(589,350,967)
ETFMG Prime Mobile Payments ETF	—	—	—	(189,092,937)	(456,466,237)
ETFMG Sit Ultra Short ETF	282,026	—	282,026	(3,591,709)	(7,108,796)
ETFMG Treatments, Testing and Advancements ETF	22,261	—	22,261	(7,494,122)	(28,653,676)

The difference between the tax cost of investments and the cost of investments for GAAP purposes is primarily due to the tax treatment of wash sale losses.

ETFMG™ ETFs

NOTES TO FINANCIAL STATEMENTS

September 30, 2022 (Continued)

As of September 30, 2022, the Funds had accumulated capital loss carryovers of:

	Capital Loss Carryforward ST	Capital Loss Carryforward LT	Expires
ETFMG Prime
Cyber Security ETF	$(151,862,041)	$(95,696,949)	Indefinite
ETFMG Prime Mobile Payments ETF	(79,451,251)	(109,196,748)	Indefinite
ETFMG Sit Ultra Short ETF	(2,899,813)	(691,896)	Indefinite
ETFMG Treatments, Testing and Advancements ETF	(4,705,635)	(2,788,487)	Indefinite

Under current tax law, capital and currency losses realized after October 31 of a Fund’s fiscal year may be deferred and treated as occurring on the first business day of the following fiscal year for tax purposes. The following Funds had deferred post-October capital and currency losses, which will be treated as arising on the first business day of the year ending September 30, 2022.

	Late Year Ordinary Loss	Post- October Capital Loss
ETFMG Prime Cyber Security ETF	$—	$—
ETFMG Prime Mobile Payments ETF	(440,991)	—
ETFMG Sit Ultra Short ETF	—	—
ETFMG Treatments, Testing and Advancements ETF	—	—

U.S. GAAP requires that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. For the fiscal year ended September 30, 2022, the following table shows the reclassifications made:

	Total Distributable Earnings/(Loss)	Paid-In Capital
ETFMG Prime Cyber Security ETF	$(77,873,262)	$77,873,262
ETFMG Prime Mobile Payments ETF	(4,428,195)	4,428,195
ETFMG Sit Ultra Short ETF	—	—
ETFMG Treatments, Testing and Advancements ETF	(117,353)	117,353

The tax charter of distributions paid during the year ended September 30, 2022, and the year ended September 30, 2021 were as follows:

	Year Ended September 30, 2022		Year Ended September 30, 2021
	From Ordinary Income	From Capital Gains	From Ordinary Income	From Capital Gains
ETFMG Prime Cyber Security ETF	$2,222,505	$—	$6,619,000	$—
ETFMG Prime Mobile Payments ETF	—	—	—	—
ETFMG Sit Ultra Short ETF	2,064,413	—	1,070,997	—
ETFMG Treatments, Testing and Advancements ETF	119,444	—	647,750	—

ETFMG™ ETFs

NOTES TO FINANCIAL STATEMENTS

September 30, 2022 (Continued)

NOTE 9 – INVESTMENTS IN AFFILIATES

ETFMG Prime Cyber Security ETF

ETFMG Prime Cyber Security ETF owned the following company during the year ended September 30, 2022. ETFMG Sit Ultra Short ETF is deemed to be an affiliate of the Fund as defined by the 1940 Act as of the year ended September 30, 2022. Transactions during the period in this security was as follows:

Security Name	Value at September 30, 2021	Purchases	Sales	Realized Gain (Loss)(1)	Change in Unrealized Appreciation (Depreciation)	Dividend Income	Value at September 30, 2022	Ending Shares
ETFMG Sit Ultra Short ETF *	$87,071,250	$—	$(43,830,585)	$(1,269,522)	$(1,107,393)	$—	$40,863,750	850,000

ETFMG Prime Mobile Payments ETF

ETFMG Prime Mobile Payments ETF owned the following company during the year ended September 30, 2022. ETFMG Sit Ultra Short ETF is deemed to be an affiliate of the Fund as defined by the 1940 Act as of the year ended September 30, 2022. Transactions during the period in this security was as follows:

Security Name	Value at September 30, 2021	Purchases	Sales	Realized Gain (Loss)(1)	Change in Unrealized Appreciation (Depreciation)	Dividend Income	Value at September 30, 2022	Ending Shares
ETFMG Sit Ultra Short ETF *	$44,779,500	$—	$—	$—	$(1,512,000)	$—	$43,267,500	900,000

ETFMG Treatments, Testing and Advancements ETF

ETFMG Treatments, Testing and Advancements ETF owned the following company during the year ended September 30, 2022. ETFMG Sit Ultra Short ETF is deemed to be an affiliate of the Fund as defined by the 1940 Act as of the year ended September 30, 2022. Transactions during the period in this security was as follows:

Security Name	Value at September 30, 2021	Purchases	Sales	Realized Gain (Loss)(1)	Change in Unrealized Appreciation (Depreciation)	Dividend Income	Value at September 30, 2022	Ending Shares
ETFMG Sit Ultra Short ETF *	$1,243,875	$—	$—	$—	$(42,000)	$—	$1,201,875	25,000

*Affiliate as of September 30, 2022.

1 Realized Losses include transactions in affiliated investments and affiliated in-kind redemptions.

As of September 30, 2022, 98.06% of outstanding shares of VALT were owned by affiliates.

NOTE 10 – LEGAL MATTERS

The Trust, the Adviser, and certain officers and affiliated persons of the Adviser (together with the Adviser, the “Adviser Defendants”) were named as defendants in an action filed December 21, 2021, in the Superior Court of New Jersey, Union County, captioned PureShares, LLC, d/b/a PureFunds et al. v. ETF Managers Group, LLC et al., Docket No. UNN-C-152-21 (the “NJ Action”). The NJ Action asserted breach of contract and other tort claims and sought damages in unspecified amounts and injunctive relief. On May 25, 2022, the court in the NJ Action dismissed with prejudice all claims asserted against the Trust, as well as all contract claims and all except one tort claim asserted against the Adviser Defendants.

As of September 30, 2022, there were no adjustments made to the accompanying financial statements based on the above legal matters.

ETFMG™ ETFs

NOTES TO FINANCIAL STATEMENTS

September 30, 2022 (Continued)

NOTE 11 – SUBSEQUENT EVENTS

In preparing these financial statements, the Funds have evaluated events and transactions for potential recognition or disclosure through the date the financial statements were issued. This evaluation did not result in any subsequent events that necessitated disclosures and/or adjustments to the financial statements.

ETFMG™ ETFs

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of ETF Managers Trust

and the Shareholders of ETFMG Prime Cyber Security ETF, ETFMG Prime Mobile Payments ETF, ETFMG Sit Ultra Short ETF and ETFMG Treatments, Testing and Advancements ETF:

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments of ETFMG Prime Cyber Security ETF, ETFMG Prime Mobile Payments ETF, ETFMG Sit Ultra Short ETF and ETFMG Treatments, Testing and Advancements ETF (collectively the “Funds”) (certain of the Funds comprising ETF Managers Trust) as of September 30, 2022, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the periods indicated therein, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Funds as of September 30, 2022, and the results of their operations for the year then ended, the changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of September 30, 2022 by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

/s/WithumSmith+Brown, PC

We have served as the auditor of one or more series of the Trust since 2013.

New York, New York

November 29, 2022

ETFMG™ ETFs

EXPENSE EXAMPLES

Six Months Ended September 30, 2022 (Unaudited)

As a shareholder of the Funds you incur two types of costs: (1) transaction costs, including brokerage commissions on purchases and sales of Fund shares, and (2) ongoing costs, including management fees and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other funds. The examples are based on an investment of $1,000 invested for the period of time as indicated in the table below.

Actual Expenses

The first line of the table provides information about actual account values based on actual returns and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then, multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period’’ to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table provides information about hypothetical account values based on a hypothetical return and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales of Fund shares. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. If these transactional costs were included, your costs would have been higher.

Fund Name	Beginning Account Value April 1, 2022	Ending Account Value September 30, 2022	Expenses Paid During the Period^	Annualized Expense Ratio During the Period April 1, 2022 to September 30, 2022
ETFMG Prime Cyber Security ETF
Actual	1,000.00	$739.80	$2.62	0.60%
Hypothetical (5% annual)	1,000.00	1,022.06	3.04	0.60%
ETFMG Prime Mobile Payments ETF
Actual	1,000.00	724.50	3.24	0.75%
Hypothetical (5% annual)	1,000.00	1,021.31	3.80	0.75%
ETFMG Sit Ultra Short ETF
Actual	1,000.00	988.80	1.50	0.30%
Hypothetical (5% annual)	1,000.00	1,023.56	1.52	0.30%
ETFMG Treatments, Testing and Advancements ETF
Actual	1,000.00	761.90	3.00	0.68%
Hypothetical (5% annual)	1,000.00	1,021.66	3.45	0.68%

^ The dollar amounts shown as expenses paid during the period are equal to the annualized six-month expense ratio multiplied by the average account value during the period, multiplied by 183/365 (to reflect the one-half year period).

ETFMG™ ETFs

Board of Trustees

Set forth below are the names, birth years, positions with the Trust, length of term of office, and the principal occupations and other directorships held during at least the last five years of each of the persons currently serving as a Trustee of the Trust, as well as information about each officer. The business address of each Trustee and officer is 30 Maple Street, 2nd Floor, Summit, New Jersey 07901. The SAI includes additional information about Fund directors and is available, without charge, upon request by calling 1-844-ETF-MGRS (1-844-383-6477).

Name and Year of Birth	Position(s) Held with the Trust, Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen By Trustee	Other Directorships Held by Trustee During Past 5 Years
Interested Trustee and Officers
Samuel Masucci, III (1962)	Trustee, Chairman of the Board and President (since 2012); Secretary (since 2014)	Chief Executive Officer, Exchange Traded Managers Group LLC (since 2013); Chief Executive Officer, ETF Managers Group LLC (since 2016); Chief Executive Officer, ETF Managers Capital LLC (commodity pool operator) (since 2014).	17	None
John A. Flanagan (1946)	Treasurer (since 2015)	President, John A. Flanagan CPA, LLC (accounting services) (since 2010); Treasurer, ETF Managers Trust (since 2015); Chief Financial Officer, ETF Managers Capital, LLC (commodity pool operator) (since 2015).	n/a	Independent Trustee - Absolute Shares Trust (since 2014) (6 portfolios)
Kevin Hourihan (1978)	Chief Compliance Officer (since 2022)	Senior Principal Consultant, Fund Chief Compliance Officer, ACA Global, LLC (since 2022); Chief Compliance Officer, Ashmore Funds (2017-2022); Chief Compliance Officer, Ashmore Investment Management (US) Corp (2014-2022); Chief Compliance Officer, Ashmore Equities Investment Management (2015-2019).	n/a	n/a
Matthew J. Bromberg (1973)	Assistant Secretary (since 2020)	Chief Compliance Officer of ETF Managers Group, LLC (since 2022); General Counsel and Secretary of Exchange Traded Managers Group LLC (since 2020); ETF Managers Group LLC (since 2020); ETFMG Financial LLC (since 2020); ETF Managers Capital LLC (since 2020); Partner of Dorsey & Whitney LLP (law firm) (2019-2020); General Counsel of WBI Investments, Inc. (2016-2019); Millington Securities, Inc. (2016-2019).	n/a	n/a
* Mr. Masucci is an interested Trustee by virtue of his role as the Chief Executive Officer of the Adviser.

ETFMG™ ETFs

Board of Trustees (Continued)

Name and Year of Birth	Position(s) Held with the Trust, Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen By Trustee	Other Directorships Held by Trustee During Past 5 Years
Terry Loebs (1963)	Trustee (since 2014); Lead Independent Trustee (since 2020)	Founder and Managing Member, Pulsenomics LLC (index product development and consulting firm) (since 2011); Managing Director, MacroMarkets, LLC (exchange-traded products firm) (2006-2011).	17	None
Eric Wiegel (1960)	Trustee (since 2020)	Senior Portfolio Manager, Little House Capital (2019-present); Managing Partner, Global Focus Capital LLC (2013-present); Chief Investment Officer, Insight Financial Strategist LLC (2017-2018).	17	None

ETFMG™ ETFs

SUPPLEMENTARY INFORMATION

September 30, 2022 (Unaudited)

NOTE 1 – FREQUENCY DISTRIBUTION OF PREMIUMS AND DISCOUNTS

Information regarding how often shares of each Fund traded on the Exchange at a price above (i.e., at a premium) or below (i.e., at a discount) the NAV is available on the Fund’s website at www.etfmgfunds.com.

NOTE 2 – FEDERAL TAX INFORMATION

Qualified Dividend Income/Dividends Received Deduction

For the fiscal year ended September 30, 2022, certain dividends paid by the Funds may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Reconciliation Act of 2003. The percentage of dividends declared from ordinary income designated as qualified dividend income was as follows:

Fund Name	Qualified Dividend Income

ETFMG Prime Cyber Security ETF	100.00%
ETFMG Prime Mobile Payments ETF	0.00%
ETFMG Sit Ultra Short ETF	0.00%
ETFMG Treatments, Testing and Advancements	99.29%

For corporate shareholders, the percent of ordinary income distributions qualifying for the corporate dividends received deduction for the fiscal year ended September 30, 2022 was as follows:

Fund Name	Dividends Received Deduction

ETFMG Prime Cyber Security ETF	100.00%
ETFMG Prime Mobile Payments ETF	0.00%
ETFMG Sit Ultra Short ETF	0.00%
ETFMG Treatments, Testing and Advancements	91.44%

Short Term Capital Gain

The percentage of taxable ordinary income distributions that are designated as short-term capital gain distributions under Internal Revenue Section 871 (k)(2)(C) for each Fund were as follows:

Fund Name	Short-Term Capital Gain

ETFMG Prime Cyber Security ETF	0.00%
ETFMG Prime Mobile Payments ETF	0.00%
ETFMG Sit Ultra Short ETF	0.00%
ETFMG Treatments, Testing and Advancements	0.00%

ETFMG™ ETFs

SUPPLEMENTARY INFORMATION

September 30, 2022 (Unaudited) (Continued)

NOTE 3 – INFORMATION ABOUT PORTFOLIO HOLDINGS

The Funds file their complete schedule of portfolio holdings for their first and third fiscal quarters with the Securities and Exchange Commission (“SEC”) on Part F of Form N-PORT. The Funds’ Part F of Form N-PORT is available on the website of the SEC at www.sec.gov and the Funds’ website at www.etfmgfunds.com. Each Fund’s portfolio holdings are posted on their website at www.etfmgfunds.com daily.

NOTE 4 – INFORMATION ABOUT PROXY VOTING

A description of the policies and procedures the Funds use to determine how to vote proxies relating to portfolio securities is provided in the Statement of Additional Information (“SAI”). The SAI is available without charge upon request by calling toll-free at (877) 756-7873, by accessing the SEC’s website at www.sec.gov, or by accessing the Funds’ website at www.etfmgfunds.com.

Information regarding how the Funds voted proxies relating to portfolio securities during the period ending June 30 is available by calling toll-free at (877) 756-7873 or by accessing the SEC’s website at www.sec.gov.

Carefully consider the Fund’s investment objectives, risk factors, charges, and expenses before investing. This and additional information can be found in the Fund’s prospectus, which may be obtained by calling 1-844-ETF-MGRS (1-844-383-6477) or by visiting www.etfmgfunds.com. Read the prospectus carefully before investing.

ETFMG™ ETFs

ETF MANAGERS TRUST

Privacy Policy and Procedures

ETF Managers Trust, (the “Trust”) has adopted the following privacy policies in order to safeguard the personal information of the Trust’s customers and consumers in accordance with Regulation S-P as promulgated by the U.S. Securities and Exchange Commission.

Trust officers are responsible for ensuring that the following policies and procedures are implemented:

1)       The Trust is committed to protecting the confidentiality and security of the information they collect and will handle personal customer and consumer information only in accordance with Regulation S-P and any other applicable laws, rules and regulations1. The Trust will ensure: (a) the security and confidentiality of customer records and information; (b) that customer records and information are protected from any anticipated threats and hazards; and (c) that customer records and information are protected from unauthorized access or use.

2)       The Trust conducts its business affairs through its trustees, officers and third parties that provide services pursuant to agreements with the Trust. The Trust has no employees. It is anticipated that the trustees and officers of the Trust who are not employees of service providers of the Trust will not have access to customer records and information in the performance of their normal responsibilities for the Trust.

3)       The Trust may share customer information with its affiliates, subject to the customers’ right to prohibit such sharing.

4)       The Trust may share customer information with unaffiliated third parties only in accordance with the requirements of Regulation S-P. Pursuant to this policy, the Trust will not share customer information with unaffiliated third parties other than as permitted by law, unless authorized to do so by the customer.

Consistent with these policies, the Trust has adopted the following procedures:

1)       The Trust will determine that the policies and procedures of its affiliates and Service Providers are reasonably designed to safeguard customer information and only permit appropriate and authorized access to and use of customer information through the application of appropriate administrative, technical and physical protections.

2)       The Trust will direct each of its Service Providers to adhere to the privacy policy of the Trust and to its privacy policies with respect to all customer information of the Trust and to take all actions reasonably necessary so that the Trust is in compliance with the provisions of Regulation S-P, including, as applicable, the development and delivery of privacy notices and the maintenance of appropriate and adequate records.

3)       The Trust requires its Service Providers to provide periodic reports to the Trust’s Board of Trustees outlining their privacy policies and the implementation of such policies. Each Service Provider is required to promptly report to the Trust’s Board any material changes to its privacy policy before, or promptly after, the adoption of such changes.

(1)	Generally, the Funds have institutional clients which are not considered “customers” for purposes of regulation S-P.

Advisor

ETF Managers Group, LLC

30 Maple Street, Suite 2, Summit, NJ 07901

Distributor

ETFMG Financial LLC

30 Maple Street, Suite 2, Summit, NJ 07901

Custodian

U.S. Bank National Association

Custody Operations

1555 North River Center Drive, Suite 302, Milwaukee, Wisconsin 53212

Transfer Agent

U.S. Bancorp Fund Services, LLC doing business as U.S. Bank Global Fund Services

615 East Michigan Street, Milwaukee, Wisconsin 53202

Securities Lending Agent

U.S. Bank, National Association
Securities Lending

800 Nicolet Mall

Minneapolis, MN 55402-7020

Independent Registered Public Accounting Firm

WithumSmith + Brown, PC

1411 Broadway, 9th Floor, New York, NY 10018

Legal Counsel

Sullivan & Worcester LLP

1666 K Street NW, Washington, DC 20006

ETFMG Travel Tech ETF

AWAY

ETFMG 2x Daily Travel Tech ETF

AWYX

Annual Report

September 30, 2022

The funds are series of ETF Managers Trust.

ETFMG TM ETFs

September 30, 2022

1

ETFMG TM ETFs

Dear Shareholder,

On behalf of the entire team, we want to express our appreciation for the confidence you have placed in these ETFs. The following information pertains to the fiscal period from October 1, 2021 to September 30, 2022.

Market Overview

Beginning in the first quarter of 2020, financial markets in the United States and around the world experienced extreme and, in many cases, unprecedented volatility and severe losses due to the global pandemic caused by COVID-19. Some sectors of the economy and individual issuers have experienced particularly large losses because of these disruptions. In response to these disruptions, the U.S. government and the Federal Reserve have taken extraordinary actions to support the domestic economy and financial markets, contributing to inflationary pressure and expectations for inflation. Further, Russia’s military invasion of Ukraine in February 2022, the resulting responses by the United States and other countries, and the potential for wider conflict have increased volatility and uncertainty in the financial markets and adversely affect regional and global economies. The full extent and duration of these conditions and the totality of repercussions are impossible to predict but could continue to result in significant market disruptions and may continue to negatively affect global supply chains, inflation and global growth. These and related events have impacted the ETFs’ performance, among other factors, and the value of an investment in the ETFs. We encourage you to talk with your financial advisor and visit etfmg.com for further insight about investing in today’s markets.

Performance Overview

During the fiscal-year ended September 30, 2022, the S&P 500 Information Technology Sector Index, a broad measure of US listed technology companies, returned -21.14%. During the same period, the S&P Global 1200 Information Technology Sector Index, a broad measure of global technology companies, returned -25.16%. Below is a performance overview for each fund for the same period.

ETFMG Travel Tech ETF (AWAY)

The ETFMG Travel Tech ETF (“AWAY”) seeks to provide investment results that, before fees and expenses, correspond generally to the price and yield performance of the Prime Travel Technology Index NTR (the “Index”).

Over the fiscal period, the total return for AWAY was -44.08%, while the total return the for the Index was -43.83%. The best performers in AWAY, on the basis of contribution to return were, Makemytrip Ltd, Adventure Inc, First Am Gov Oblig-X, Cielo Sa, and Japanese Yen, while the worst performers were Lyft Inc-A, Didi Global Inc, Siteminder Ltd, Swvl Holdings Corp, and Sabre Corp.

During the reporting period, AWAY saw an average approximate allocation to the Consumer Discretionary sector of 64.79%, the IT Services sector of 16.16%, and to the Industrials sector or 11.16%. The portfolio holdings of AWAY were exposed predominately to the United States at 31.83%, China at 12.99%, and Japan at 11.8%.

ETFMG 2x Daily Travel Tech ETF (AWYX)

Operational Review

The discussion below relates to the performance of the ETFMG 2x Daily Travel Tech ETF (“AWYX” or the “ETF”) fiscal period from October 1, 2021 to September 30, 2022. AWYX is leveraged and seeks daily investment results, before fees and expenses, of 200% the performance of the Index.

2

As stated above, AWYX seeks daily investment results. It does not seek to track a multiple of the Index for periods of longer than one day and the performance of AWYX over longer periods may not correlate to the Index performance. AWYX should not be held by investors for long periods and it should only be used as a short-term trading vehicle. This product is not suitable for all investors, but rather investors who seek substantial risk in order to more aggressively seek returns. Such products should be utilized only by sophisticated investors who understand the risks associated with the use of leverage, the consequences of seeking daily leveraged investment results (e.g., significant losses associated with negative market moves in a leveraged product) and intend to actively monitor and manage their investments

AWYX attempts to provide investment results that correlate to 200% of the return of the Index, meaning AWYX attempts to move in the same direction as the Index. In seeking to achieve the daily investment results of AWYX, ETF Managers Group LLC (the “Adviser”) relies upon quantitative analysis to generate orders resulting in repositioning the ETF’s investments in accordance with its daily investment objective. Using this approach, the Adviser determines the type, quantity and mix of investment positions that it believes in combination should produce daily returns consistent with the investment objective of AWYX. As a consequence, if AWYX is performing as designed, the return of the Index will dictate the return for the ETF. AWYX pursues its investment objective regardless of market conditions and does not take defensive positions. AWYX has an articulated goal which requires the ETF to seek economic exposure significantly in excess of its net assets. To meet its objectives, AWYX invests in some combination of financial instruments, including derivatives. AWYX invests significantly in derivatives, including swap agreements. The Adviser uses these types of investments to produce economically “leveraged” investment results. Leveraging allows the Adviser to generate a greater positive or negative return than what would be generated on the invested capital without leverage, thus changing small market movements into larger changes in the value of the investments of AWYX.

AWYX may use certain investment techniques, including investments in derivatives, which are generally considered aggressive. Investments in derivatives in general are subject to market risks that may cause their prices to fluctuate dramatically over time. Additionally, use of such instruments may increase the volatility of AWYX. The use of derivatives will expose AWYX to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives, such as counterparty risk. The use of derivatives may result in larger losses or smaller gains than otherwise would be the case.

Because AWYX seeks daily investment results of the Index, a comparison of the return of the ETF to the Index does not provide an indication of whether the ETF has met its investment objective. To determine if AWYX has met its daily investment goals, the Adviser performs quantitative analysis seeking to determine the expected performance of the ETF as compared to Index. The quantitative analysis includes predictive models as well as stress-testing and back-testing.

Factors Affecting Performance of AWYX:

Leverage – AWYX seeks daily investment results (before fees and expenses) of 200% of the performance of the Index. The use of leverage magnifies an ETF’s gains or losses and increases the investment’s risk and volatility.

Index Performance – The daily performance of Index, and the factors and market conditions implicitly affecting the Index, are the primary factors driving the performance of AWYX. Given the daily goals, the daily Index returns are most important. The market conditions that affected the Index during the past year are described in the Performance Overview section.

Volatility and Compounding – The goal of AWYX is to provide the specified multiple of the daily return of the Index. Over periods longer than a single day, AWYX should not be expected to provide the multiple of the return of the underlying index. Due to the effects of compounding, a universal mathematical concept that applies to all investments, returns of AWYX over longer periods, are greater or less than the ETF’s daily stated goal. Periods of high volatility that lack a clear trend hurt the performance of AWYX while trending, low volatility markets enhance the ETF’s performance.

3

Cost of Financing – In order to attain leveraged or inverse leveraged exposure, AWYX receives OBFR plus or minus a spread as applied to the borrowed portion of the ETF’s exposure. The spread varies by counterparty to AWYX and is a function of market demand, hedging costs, access to balance sheet, borrow volatility, current counterparty exposure and administrative costs associated with the swap counterparty. An increase in interest rates which effects the cost of financing will further impact the performance and ability of AWYX to track the Index.

Fees, Expenses, and Transaction Costs – Fees and expenses are listed in the AWYX prospectus and may be higher than many traditional index funds’ fees, which cause a greater negative impact on ETF performance. Transactions costs are not included in the expense ratio of AWYX. Transaction costs can be higher due to the AWYX’s use of derivatives, shorting securities, frequent creation and redemption activity, or trading securities that are comparatively less liquid.

Swap Agreements:

During the reporting period, AWYX invested in swap agreements in order to gain the desired exposure to the Index. These derivatives generally tracked the performance of AWAY and the AWYX was generally negatively impacted from financing rates associated with their use. AWYX entered into swap agreements with counterparties that the Adviser determined to be significant global financial institutions.

If a counterparty becomes insolvent or otherwise fails to perform on its obligations, the value of investments in AWYX may decline. AWYX seeks to mitigate this risk by generally requiring counterparties to post collateral for its benefit, marked to market daily, in an amount approximately equal to the amount the counterparty owed AWYX, subject to certain minimum thresholds.

Performance Review

The following information pertains to the fiscal period, October 1, 2021 to September 30, 2022. AWYX seeks to provide daily investment results, before fees and expenses, that correspond to two times (2x) the return of the Index for a single day, not for any other period. Over the reporting period, the Index had a total return of -43.83% and volatility of 31.70%. Given the daily investment objectives of AWYX and the path dependency of returns for longer periods, the return of the Index for the reporting period alone should not generate expectations of AWYX performance for the same period. AWYX returned -73.20% for the reporting period and had volatility of 72.60%. For the reporting period AWYX had an average daily volume of 785 shares and an average daily statistical correlation of 95.5% to the return of the Index.

We thank you for your interest in our ETFs. You can find further details about AWAY and AWYX by visiting www.etfmg.com, or by calling 1-844-ETF-MGRS (1-844-383-6477).

Sincerely,

Samuel Masucci III

Chairman of the Board

4

ETFMG TM ETFs

ETFMG Travel Tech ETF

Growth of $10,000 (Unaudited)

Average Annual Returns Year Ended September 30, 2022	1 Year Return	Since Inception (2/12/2020)	Value of $10,000 (9/30/2022)
ETFMG Travel Tech ETF (NAV)	-44.08%	-15.86%	$6,347
ETFMG Travel Tech ETF (Market)	-44.42%	-16.02%	$6,314
S&P 500 Index	-15.47%	3.94%	$11,071
Prime Travel Technology Index GTR	-43.82%	-15.88%	$6,343
Prime Travel Technology Index NTR	-43.83%	-15.90%	$6,340

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. All performance is historical and includes reinvestment of dividends and capital gains. Performance data current to the most recent month end may be obtained by calling 1-844-ETF-MGRS (1-844-383-6477).

The chart illustrates the performance of a hypothetical $10,000 investment made on February 12, 2020, and is not intended to imply any future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions from the sales of Fund shares. The chart assumes reinvestment of capital gains and dividends, if any. The Index Returns do not reflect fees or expenses and are not available for direct investment.

5

ETFMG TM ETFs

ETFMG Travel Tech ETF

Top Ten Holdings as of September 30, 2022 (Unaudited)*

	Security	% of Total Investments
1	Trip.com Group, Ltd. - ADR	4.16%
2	Airbnb, Inc. - Class A	4.09%
3	Expedia Group, Inc.	4.08%
4	Uber Technologies, Inc.	4.03%
5	Booking Holdings, Inc.	3.93%
6	Tongcheng Travel Holdings, Ltd.	3.81%
7	Trainline PLC	3.71%
8	Amadeus IT Group SA	3.69%
9	TripAdvisor, Inc.	3.69%
10	MakeMyTrip, Ltd.	3.65%

Top Ten Holdings 38.84% of Total Investments

* Current Fund holdings may not be indicative of future Fund holdings.

6

 ETFMG TM ETFs

ETFMG 2x Daily Travel Tech ETF

Growth of $10,000 (Unaudited)

Average Annual Returns Year Ended September 30, 2022	1 Year Return	Since Inception (6/15/2021)	Value of $10,000 (9/30/2022)
ETFMG 2x Daily Travel Tech ETF (NAV)	-73.20%	-69.30%	$2,172
ETFMG 2x Daily Travel Tech ETF (Market)	-72.57%	-69.10%	$2,190
S&P 500 Index	-15.47%	-10.95%	$8,607
Prime Travel Technology Index GTR	-43.82%	-39.92%	$5,175
Prime Travel Technology Index NTR	-43.83%	-39.92%	$5,174

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. All performance is historical and includes reinvestment of dividends and capital gains. Performance data current to the most recent month end may be obtained by calling 1-844-ETF-MGRS (1-844-383-6477).

The chart illustrates the performance of a hypothetical $10,000 investment made on June 15, 2021, and is not intended to imply any future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions from the sales of Fund shares. The chart assumes reinvestment of capital gains and dividends, if any. The Index Returns do not reflect fees or expenses and are not available for direct investment.

7

 ETFMG TM ETFs

Important Disclosures and Key Risk Factors

Investing involves risk, including the possible loss of principal. Shares of any ETF are bought and sold at market price (not NAV), may trade at a discount or premium to NAV and are not individually redeemed from the Fund. Brokerage commissions will reduce returns. Narrowly focused investments typically exhibit higher volatility.

Past performance is not indicative of future return. A fund’s performance for very short time periods may not be indicative of future performance.

AWAY

The ETFMG Travel Tech ETF (the “Fund” or the “Travel Tech ETF”) seeks investment results that correspond generally to the price and yield, before fund fees and expenses, of the Prime Travel Technology Index (the “Index”).

Companies in the technology field, including companies in the computers, telecommunications and electronics industries, face intense competition, which may have an adverse effect on profit margins. Technology companies may have limited product lines, markets, financial resources or personnel. The products of technology companies may face obsolescence due to rapid technological developments and frequent new product introduction, and such companies may face unpredictable changes in growth rates, competition for the services of qualified personnel and competition from foreign competitors with lower production costs. Companies in the technology sector are heavily dependent on patent and intellectual property rights. The loss or impairment of these rights may adversely affect the profitability of these companies.

Unlike with an actively managed fund, the Fund’s adviser does not use techniques or defensive strategies designed to lessen the effects of market volatility or to reduce the impact of periods of market decline. This means that, based on market and economic conditions, the Fund’s performance could be lower than other types of funds that may actively shift their portfolio assets to take advantage of market opportunities or to lessen the impact of a market decline.

Natural or environmental disasters, such as earthquakes, fires, floods, hurricanes, tsunamis and other severe weather-related phenomena generally, and widespread disease, including pandemics and epidemics, have been and may be highly disruptive to economies and markets, adversely impacting individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of the Fund’s investments. Given the increasing interdependence among global economies and markets, conditions in one country, market, or region are increasingly likely to adversely affect markets, issuers, and/or foreign exchange rates in other countries, including the U.S. Any such events could have a significant adverse impact on the value of the Fund’s investments.

Additionally, natural or environmental disasters, widespread disease or other public health issues, war, acts of terrorism or other events could result in increased premiums or discounts to the Fund’s NAV.

The Fund is distributed by ETFMG Financial, which is not affiliated with Prime Indexes.

The Fund is intended to be made available only to U.S. residents. Under no circumstances is any information provided on this website intended for distribution to or use by, or to be an offer to sell to or solicitation of an offer to buy the Fund or any investment product or service of, any person or entity in any jurisdiction or country, other than the United States, where such distribution, use, offer or solicitation would subject the Fund or its affiliates to any registration requirement or be unlawful under the securities laws of that jurisdiction or country.

8

 ETFMG TM ETFs

AWYX

Companies in the technology field, including companies in the computers, telecommunications and electronics industries, face intense competition, which may have an adverse effect on profit margins. Technology companies may have limited product lines, markets, financial resources or personnel. The products of technology companies may face obsolescence due to rapid technological developments and frequent new product introduction, and such companies may face unpredictable changes in growth rates, competition for the services of qualified personnel and competition from foreign competitors with lower production costs. Companies in the technology sector are heavily dependent on patent and intellectual property rights. The loss or impairment of these rights may adversely affect the profitability of these companies.

Investing in an ETFMG 2x Daily Leveraged ETF may be more volatile than investing in broadly diversified funds. The use of leverage by an ETF increases the risk to the ETF. The ETFMG 2x Daily Leveraged ETFs are not suitable for all investors and should be utilized only by sophisticated investors who understand leverage risk, consequences of seeking daily leveraged, or daily inverse leveraged, investment results and intend to actively monitor and manage their investment.

The use of derivatives such as swaps are subject to additional risks that may cause prices to fluctuate over time and include the effects of compounding, market volatility, leverage risk, aggressive investment techniques risk, counterparty risk, and intra-day investment risk. Please see the summary and full prospectuses for a more complete description of these and other risks of investing in the Fund.

Natural or environmental disasters, such as earthquakes, fires, floods, hurricanes, tsunamis and other severe weather-related phenomena generally, and widespread disease, including pandemics and epidemics, have been and may be highly disruptive to economies and markets, adversely impacting individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of the Fund’s investments. Given the increasing interdependence among global economies and markets, conditions in one country, market, or region are increasingly likely to adversely affect markets, issuers, and/or foreign exchange rates in other countries, including the U.S. Any such events could have a significant adverse impact on the value of the Fund’s investments.

Additionally, natural or environmental disasters, widespread disease or other public health issues, war, acts of terrorism or other events could result in increased premiums or discounts to the Fund’s NAV.

The Fund is a recently organized, diversified management investment company with limited operating history. ETF Managers Group LLC is the investment advisor to the Fund.

The Fund is distributed by ETFMG Financial LLC. ETF Managers Group LLC and ETFMG Financial LLC are wholly owned subsidiaries of Exchange Traded Managers Group LLC (collectively, “ETFMG”). ETFMG is not affiliated with Prime Indexes.

The Fund is intended to be made available only to U.S. residents. Under no circumstances is any information provided on this website intended for distribution to or use by, or to be an offer to sell to or solicitation of an offer to buy the Fund or any investment product or service of, any person or entity in any jurisdiction or country, other than the United States, where such distribution, use, offer or solicitation would subject the Fund or its affiliates to any registration requirement or be unlawful under the securities laws of that jurisdiction or country.

9

ETFMG TM ETFs

PORTFOLIO ALLOCATIONS

As of September 30, 2022 (Unaudited)

	ETFMG Travel Tech ETF	ETFMG 2x Daily Travel Tech ETF
As a percent of Net Assets:
Australia	10.8%	—%
Brazil	2.1	—
Cayman Islands	9.1	—
China	3.9	—
Japan	11.4	—
Mauritius	4.1	—
Netherlands	4.1	—
Republic of Korea	4.0	—
Spain	7.6	—
United Kingdom	7.1	—
United States	31.6	—
Virgin Islands	3.3	—
Short-Term and other Net Assets (Liabilities)	0.9	100.0
	100.0%	100.0%

10

ETFMG TM ETFs

ETFMG Travel Tech ETF

Schedule of Investments

September 30, 2022

	Shares	Value
COMMON STOCKS - 99.1%
Australia - 10.8%
Hotels, Restaurants & Leisure - 7.3% (d)
Corporate Travel Management, Ltd.	502,269	$5,378,183
Webjet, Ltd. (a)	1,754,245	5,341,226
Total Hotels, Restaurants & Leisure		10,719,409
Software - 3.5%
SiteMinder, Ltd. (a)	2,601,248	5,141,431
Total Australia		15,860,840

Brazil - 2.1%
Hotels, Restaurants & Leisure - 2.1% (d)
CVC Brasil Operadora e Agencia de Viagens SA (a)	2,668,387	3,121,325

Cayman Islands - 9.1%
Hotels, Restaurants & Leisure - 9.1% (d)
Tongcheng Travel Holdings, Ltd. (a)	3,230,233	6,337,300
Trip.com Group, Ltd. - ADR (a)(b)	253,791	6,931,033
Total Hotels, Restaurants & Leisure		13,268,333

China - 3.9%
IT Services - 3.9%
TravelSky Technology, Ltd.	3,755,358	5,750,499

Japan - 11.4%
Hotels, Restaurants & Leisure - 9.8% (d)
Adventure, Inc. (b)	72,430	6,045,425
Airtrip Corp. (b)	213,915	4,210,902
Open Door, Inc. (a)	301,851	4,183,743
Total Hotels, Restaurants & Leisure		14,440,070
Internet & Direct Marketing Retail - 1.6%
Temairazu, Inc.	62,572	2,265,441
Total Japan		16,705,511

Mauritius - 4.1%
Hotels, Restaurants & Leisure - 4.1% (d)
MakeMyTrip, Ltd. (a)(b)	197,731	6,070,342

Netherlands - 4.1%
Hotels, Restaurants & Leisure - 1.4% (d)
Lastminute.com NV (a)	112,527	2,041,384
Interactive Media & Services - 2.7%
Trivago NV - ADR (a)	3,433,686	3,983,076
Total Netherlands		6,024,460

The accompanying notes are an integral part of these financial statements.

11

ETFMG TM ETFs

ETFMG Travel Tech ETF

Schedule of Investments

September 30, 2022 (Continued)

	Shares	Value
Republic of Korea - 4.0%
Hotels, Restaurants & Leisure - 4.0% (d)
Hana Tour Service, Inc. (a)	155,770	$5,868,458

Spain - 7.6%
Hotels, Restaurants & Leisure - 3.4% (d)
eDreams ODIEGO SA (a)	1,223,018	4,926,304
IT Services - 4.2%
Amadeus IT Group SA (a)	130,845	6,143,699
Total Spain		11,070,003

United Kingdom - 7.1%
Hotels, Restaurants & Leisure - 5.5% (d)
On the Beach Group PLC (a)(f)	1,594,965	1,795,097
Trainline PLC (a)(f)	1,754,468	6,184,381
Total Hotels, Restaurants & Leisure		7,979,478
Software - 1.6%
accesso Technology Group PLC (a)	396,216	2,397,770
Total United Kingdom		10,377,248

United States - 31.6%
Airlines - 1.9%
Blade Air Mobility, Inc. - Class A (a)(b)	684,511	2,758,579
Hotels, Restaurants & Leisure - 13.7% (d)
Airbnb, Inc. - Class A (a)(b)	64,899	6,816,991
Booking Holdings, Inc. (a)	3,987	6,551,478
Expedia Group, Inc. (a)(b)	72,559	6,798,053
Total Hotels, Restaurants & Leisure		20,166,522
Interactive Media & Services - 4.2%
TripAdvisor, Inc. (a)(b)	278,234	6,143,406
IT Services - 3.2%
Sabre Corp. (a)(b)	919,083	4,733,277
Road & Rail - 8.6%
Lyft, Inc. - Class A (a)(b)	446,937	5,886,160
Uber Technologies, Inc. (a)	253,488	6,717,433
Total Road & Rail		12,603,593
Total United States		46,405,377

Virgin Islands (UK) - 3.3%
Hotels, Restaurants & Leisure - 2.6% (d)
Despegar.com Corp. (a)	682,657	3,891,145
Road & Rail - 0.7%
Swvl Holdings Corp. (a)(b)	1,138,179	957,436
Total Virgin Islands (UK)		4,848,581
TOTAL COMMON STOCKS (Cost $253,312,232)		145,370,977

The accompanying notes are an integral part of these financial statements.

12

ETFMG TM ETFs

ETFMG Travel Tech ETF

Schedule of Investments

September 30, 2022 (Continued)

	Shares	Value
INVESTMENTS PURCHASED WITH PROCEEDS FROM SECURITIES LENDING COLLATERAL - 13.5%
ETFMG Sit Ultra Short ETF (e)	25,000	$1,201,875
Mount Vernon Liquid Assets Portfolio, LLC, 3.18% (c)	18,634,059	18,634,059
TOTAL INVESTMENTS PURCHASED WITH PROCEEDS FROM SECURITIES LENDING COLLATERAL (Cost $19,877,521)		19,835,934

SHORT-TERM INVESTMENTS - 0.9%
Money Market Funds - 0.9%
First American Government Obligations Fund - Class X, 2.77% (c)	1,325,364	1,325,364
TOTAL SHORT-TERM INVESTMENTS (Cost $1,325,364)		1,325,364

Total Investments (Cost $274,515,117) - 113.5%		166,532,275
Liabilities in Excess of Other Assets - (13.5)%		(19,813,965)
TOTAL NET ASSETS - 100.0%		$146,718,310

Percentages are stated as a percent of net assets.

ADR American Depositary Receipt

PLC Public Limited Company

(a)	Non-income producing security.
(b)	This security or a portion of this security was out on loan at September 30, 2022.
(c)	The rate shown is the annualized seven-day yield at period end.
(d)	As of September 30, 2022, the Fund had a significant portion of its assets in the Hotels, Restaurants & Leisure Industry.
(e)	Affiliated Security. Please refer to Note 9 of the Notes to Financial Statements.
(f)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. This security may be resold in transitions exempt from registration to qualified institutional investors. At September 30, 2022, the market value of these securities total $7,979,478, which represents 5.4% of total net assets.

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor’s Financial Services LLC (“S&P”). GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC, doing business as U.S. Bank Global Fund Services (“Fund Services”).

The accompanying notes are an integral part of these financial statements.

13

ETFMG TM ETFs

ETFMG 2x Daily Travel Tech ETF

Schedule of Investments

September 30, 2022

	Shares	Value
SHORT-TERM INVESTMENTS - 4.3%
Money Market Funds - 4.3%
First American Government Obligations Fund - Class X, 2.77% (a)	10,377	$10,377
TOTAL SHORT-TERM INVESTMENTS (Cost $10,377)		10,377

Total Investments (Cost $10,377) - 4.3%		10,377
Other Assets in Excess of Liabilities - 95.7%		228,519
TOTAL NET ASSETS - 100.0%		$238,896

Percentages are stated as a percent of net assets.

(a)	The rate shown is the annualized seven-day yield at period end.

The accompanying notes are an integral part of these financial statements.

14

ETFMG TM ETFs

ETFMG 2x Daily Travel Tech ETF

Schedule of Total Return Swaps

September 30, 2022

Reference Entity	Fund Pays/Receives Reference Entity	Counterparty	Payment Frequency	Financing Rate	Upfront Premiums Paid/Received	Notional Amount	Unrealized Appreciation (Depreciation)
ETFMG Travel Tech ETF Swap	Receives	Cowen and Company, LLC	Monthly	Overnight Bank Funding Rate Index - 1.25%	$—	$465,447	$—

The accompanying notes are an integral part of these financial statements.

15

ETFMG TM ETFs

STATEMENTS OF ASSETS AND LIABILITIES

As of September 30, 2022

	ETFMG Travel Tech ETF	ETFMG 2x Daily Travel Tech ETF
ASSETS
Investments in unaffiliated securities, at value*	$165,330,400	$10,377
Investments in affiliated securities, at value*	1,201,875	—
Deposits at Broker for total return swap contracts	—	304,614
Receivables:
Dividends and interest receivable	81,791	19
Securities lending income receivable	88,471	—
Total assets	166,702,537	315,010

LIABILITIES
Collateral received for securities loaned (Note 7)	19,877,521	—
Payable for open swap contracts	—	75,881
Payables:
Management fees payable	106,706	233
Total liabilities	19,984,227	76,114
Net Assets	$146,718,310	$238,896

NET ASSETS CONSIST OF:
Paid-in Capital	$328,090,288	$407,449
Total Distributable Earnings (Accumulated Losses)	(181,371,978)	(168,553)
Net Assets	$146,718,310	$238,896

* Identified Cost:
Investments in unaffiliated securities	$273,271,654	$10,377
Investments in affiliated securities	1,243,463	—

Shares Outstanding^	9,250,000	110,000

Net Asset Value, Offering and Redemption Price per Share	$15.86	$2.17

^	No par value, unlimited number of shares authorized

The accompanying notes are an integral part of these financial statements.

16

ETFMG TM ETFs

STATEMENTS OF OPERATIONS

For the Year Ended September 30, 2022

	ETFMG Travel Tech ETF	ETFMG 2x Daily ETFMG Travel Tech ETF
INVESTMENT INCOME
Income:
Interest	$16,752	$117
Securities lending income	726,511	—
Total Investment Income	743,263	117

Expenses:
Management fees	1,917,412	4,710
Dividend and interest expense	19,773	—
Total Expenses	1,937,185	4,710
Net Investment Loss	(1,193,922)	(4,593)

REALIZED & UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net Realized Gain (Loss) on:
Unaffiliated Investments	(60,771,443)	—
In-Kind redemptions	(5,403,805)	—
Foreign currency and foreign currency translation	(186,618)	—
Total return swap contracts	—	(603,656)
Net Realized Loss on Investments and In-Kind redemptions	(66,361,866)	(603,656)
Net Change in Unrealized Appreciation (Depreciation) of:
Unaffiliated Investments	(84,904,880)	—
Affiliated Investments	(42,000)	—
Foreign currency and foreign currency translation	(1,136)	—
Net Change in Unrealized Appreciation (Depreciation) of Investments	(84,948,016)	—
Net Realized and Unrealized Loss on Investments	(151,309,882)	(603,656)
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(152,503,804)	$(608,249)

The accompanying notes are an integral part of these financial statements.

17

ETFMG TM ETFs

ETFMG Travel Tech ETF

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended September 30, 2022	Year Ended September 30, 2021
OPERATIONS
Net investment loss	$(1,193,922)	$(941,304)
Net realized gain (loss) on investments and in-kind redemptions	(66,361,866)	6,330,015
Net change in unrealized appreciation (depreciation) of investments and foreign currency and foreign currency translation	(84,948,016)	(22,656,862)
Net decrease in net assets resulting from operations	(152,503,804)	(17,268,151)

DISTRIBUTIONS TO SHAREHOLDERS
Total distributions from distributable earnings	—	(24,500)

CAPITAL SHARE TRANSACTIONS
Net increase (decrease) in net assets derived
from net change in outstanding shares	(22,901,445)	323,905,900 [1]
Transaction Fees (See Note 1)	166,376	243,915
Net increase (decrease) in net assets from capital share transactions	(22,735,069)	324,149,815
Total increase (decrease) in net assets	(175,238,873)	306,857,164

NET ASSETS
Beginning of Year	321,957,183	15,100,019
End of Year	$146,718,310	$321,957,183

Summary of share transactions is as follows:

	Year Ended September 30, 2022		Year Ended September 30, 2021
	Shares	Amount	Shares	Amount
Shares Sold	4,800,000	$123,600,780	16,450,000	$496,261,225
Transaction Fees (See Note 1)	—	166,376	—	243,915
Shares Redeemed	(6,900,000)	(146,502,225)	(5,900,000)	(172,355,325)
Net Transactions in Fund Shares	(2,100,000)	$(22,735,069)	10,550,000	$324,149,815
Beginning Shares	11,350,000		800,000
Ending Shares	9,250,000		11,350,000

[1]	Includes reimbursement of $1,545 due to net asset value error.

The accompanying notes are an integral part of these financial statements.

18

ETFMG TM ETFs

ETFMG 2x Daily Travel Tech ETF

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended September 30, 2022	Period Ended September 30, 2021[1]
OPERATIONS
Net investment loss	$(4,593)	$(1,959)
Net realized loss on swap contracts	(603,656)	(225,319)
Net decrease in net assets resulting from operations	(608,249)	(227,278)

CAPITAL SHARE TRANSACTIONS
Net increase in net assets from capital share transactions	36,627	1,037,796
Total increase (decrease) in net assets	(571,622)	810,518

NET ASSETS
Beginning of Year/Period	810,518	—
End of Year/Period	$238,896	$810,518

Summary of share transactions is as follows:

	Year Ended September 30, 2022		Period Ended September 30, 2021[1]
	Shares	Amount	Shares	Amount
Shares Sold	10,000	$36,627	120,000	$1,181,474
Shares Redeemed	—	—	(20,000)	(143,678)
Net Transactions in Fund Shares	10,000	$36,627	100,000	$1,037,796
Beginning Shares	100,000		—
Ending Shares	110,000		100,000

[1]	The Fund commenced operations on June 15, 2021.

The accompanying notes are an integral part of these financial statements.

19

ETFMG TM ETFs

ETFMG Travel Tech ETF

FINANCIAL HIGHLIGHTS

For a capital share outstanding throughout the year/period

	Year Ended September 30, 2022	Year Ended September 30, 2021	Period Ended September 30, 2020[1]

Net Asset Value, Beginning Year/Period	$28.37	$18.88	$25.00
Income (Loss) from Investment Operations:
Net investment loss[2]	(0.10)	(0.13)	(0.02)
Net realized and unrealized gain (loss) on investments	(12.42)	9.60	(6.12)
Total from investment operations	(12.52)	9.47	(6.14)

Less Distributions:
Distributions from net investment income	—	(0.01)	—
Total distributions	—	(0.01)	—

Capital Shares Transactions:
Transaction fees added to paid-in capital	0.01	0.03	0.02
Net asset value, end year/period	$15.86	$28.37	$18.88
Total Return	(44.08)%	50.35%	(24.50)%[3]

Ratios/Supplemental Data:
Net assets at end year/period (000’s)	$146,718	$321,957	$15,100

Expenses to Average Net Assets	0.76%[5]	0.75%	0.75%[4]
Net Investment Income (Loss) to Average
Net Assets	(0.47)%	(0.43)%	0.30%[4]
Portfolio Turnover Rate	40%	57%	49%[3]

[1]	Commencement of operations on February 12, 2020.
[2]	Calculated based on average shares outstanding during the year/period.
[3]	Not annualized.
[4]	Annualized.
[5]	Includes 0.01% of dividend and interest expense.

The accompanying notes are an integral part of these financial statements.

20

ETFMG TM ETFs

ETFMG 2x Daily Travel Tech ETF

FINANCIAL HIGHLIGHTS

For a capital share outstanding throughout the year/period

	Year Ended September 30, 2022	Period Ended September 30, 2021[1]

Net Asset Value, Beginning Year/Period	$8.11	$10.00
Income (Loss) from Investment Operations:
Net investment loss [2]	(0.04)	(0.02)
Net realized and unrealized gain (loss) on investments	(5.90)	(1.87)
Total from investment operations	(5.94)	(1.89)
Net asset value, end year/period	$2.17	$8.11
Total Return	(73.20)%	(18.95)%[3]

Ratios/Supplemental Data:
Net assets at end of year/period (000’s)	$239	$811

Gross Expenses to Average Net Assets	0.95%	0.95%[4]
Net Investment Income (Loss) to Average Net Assets	(0.93)%	(0.80)%[4]
Portfolio Turnover Rate	0%	0%[3]

[1]	The Fund commenced operations on June 15, 2021.
[2]	Calculated based on average shares outstanding during the year/period.
[3]	Not annualized.
[4]	Annualized.

The accompanying notes are an integral part of these financial statements.

21

ETFMG TM ETFs

NOTES TO FINANCIAL STATEMENTS

September 30, 2022

NOTE 1 – ORGANIZATION

ETFMG Travel Tech ETF (“AWAY”) and ETFMG 2x Daily Travel Tech ETF (“AWYX”) (each a “Fund”, or collectively the “Funds”) are series of ETF Managers Trust (the “Trust”), an open-end management investment company consisting of multiple investment series, organized as a Delaware statutory trust on July 1, 2009. The Trust is registered with the SEC under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company and the offering of the Funds’ shares (“Shares”) is registered under the Securities Act of 1933, as amended (the “Securities Act”).

The following table is a summary of the Strategy Commencement Date and Strategy of the Funds:

Fund Ticker	Strategy Commencement Date	Strategy
ETFMG Travel Tech ETF	2/12/2020	Seeks to provide investment results that, before fees and expenses, correspond generally to the total return performance of the Prime Travel Technology Index NTR (the “Index”).
ETFMG 2x Daily Travel Tech ETF	6/15/2021

Seeks to provide daily investment results that, before fees and expenses, correspond to two times (2x) the daily total return of the Index. The Fund does not seek to achieve its stated investment objective over a period of time greater than a single day.

The Funds may use a combination of swaps on the Index and swaps on an ETF whose investment objective is to track the performance of the same, or a substantially similar index to achieve its investment objective.

The Funds each currently offer one class of shares, which have no front end sales load, no deferred sales charges, and no redemption fees. The Funds may issue an unlimited number of shares of beneficial interest, with no par value. All shares of each Fund have equal rights and privileges.

Shares of the Funds are listed and traded on the NYSE Arca, Inc. Market prices for the shares may be different from their net asset value (“NAV”). Each Fund issues and redeems shares on a continuous basis at NAV only in blocks of 50,000 shares for AWAY and 10,000 shares for AWYX, called “Creation Units.” Creation Units are issued and redeemed principally in-kind for securities included in a specified Index. Once created, shares generally trade in the secondary market at market prices that change throughout the day in quantities less than a Creation Unit. Except when aggregated in Creation Units, shares are not redeemable securities of a Fund. Shares of a Fund may only be purchased or redeemed by certain financial institutions (“Authorized Participants”). An Authorized Participant is either (i) a broker-dealer or other participant in the clearing process through the Continuous Net Settlement System of the National Securities Clearing Corporation or (ii) a DTC participant and, in each case, must have executed a Participant Agreement with the Distributor. Most retail investors do not qualify as Authorized Participants nor have the resources to buy and sell whole Creation Units. Therefore, they are unable to purchase or redeem the shares directly from a Fund. Rather, most retail investors may purchase Shares in the secondary market with the assistance of a broker and may be subject to customary brokerage commissions or fees.

Authorized Participants transacting in Creation Units for cash may pay an additional variable charge to compensate the relevant Fund for certain transaction costs (i.e., brokerage costs) and market impact expenses relating to investing in portfolio securities. Such variable charges, if any, are included in Transaction Fees” in the Statements of Changes in Net Assets.

22

ETFMG TM ETFs

NOTES TO FINANCIAL STATEMENTS

September 30, 2022 (Continued)

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Funds. These policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”).

The Funds follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standard Codification Topic 946 Financial Services – Investment Companies.

The Fund may invest in certain other investment companies (underlying funds). For specific investments in underlying funds, please refer to the complete schedule of portfolio holdings on Form N-CSR(S) for this reporting period, which is filed with the U.S. Securities and Exchange Commission (SEC). For more information about the underlying Fund’s operations and policies, please refer to those Fund’s semiannual and annual reports, which are filed with the SEC.

A.	Security Valuation. Securities listed on a securities exchange, market or automated quotation system for which quotations are readily available (except for securities traded on NASDAQ), including securities traded over the counter, are valued at the last quoted sale price on the primary exchange or market (foreign or domestic) on which they are traded on the valuation date (or at approximately 4:00 pm Eastern Time if a security’s primary exchange is normally open at that time), or, if there is no such reported sale on the valuation date, at the most recent quoted bid price. For securities traded on NASDAQ, the NASDAQ Official Closing Price will be used.

Securities for which quotations are not readily available are valued at their respective fair values as determined in good faith by ETF Managers Group, LLC (the “Adviser”), using procedures adopted by the Board of Trustees (the “Board”). When a security is “fair valued,” consideration is given to the facts and circumstances relevant to the particular situation, including a review of various factors set forth in the pricing procedures adopted by the Funds’ Board. The use of fair value pricing by a Fund may cause the net asset value of its shares to differ significantly from the net asset value that would be calculated without regard to such considerations. As of September 30, 2022, the Funds did not hold any securities that were fair valued.

As described above, the Funds utilize various methods to measure the fair value of their investments on a recurring basis. U.S. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of inputs are:

Level 1	Unadjusted quoted prices in active markets for identical assets or liabilities that the Funds have the ability to access.

Level 2	Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3	Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available; representing the Funds’ own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

23

ETFMG TM ETFs

NOTES TO FINANCIAL STATEMENTS

September 30, 2022 (Continued)

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The following is a summary of the inputs used to value the Funds’ net assets as of September 30, 2022:

ETFMG Travel Tech ETF
Assets^	Level 1	Level 2	Level 3	Total
Common Stocks	$145,370,977	$—	$—	$145,370,977
Short-Term Investments	1,325,364	—	—	1,325,364
ETFMG Sit Ultra Short ETF**	1,201,875	—	—	1,201,875
Investments Purchased with Securities Lending Collateral*	—	—	—	18,634,059
Total Investments in Securities	$147,898,216	$—	$—	$166,532,275

ETFMG 2x Daily Travel Tech ETF
Assets^	Level 1	Level 2	Level 3	Total
Short-Term Investments	$10,377	$—	$—	$10,377
Total Investments in Securities	$10,377	$—	$—	$10,377

Swap Contracts***	Level 1	Level 2	Level 3	Total
Long Total Return Equity Swap Contracts	$—	$—	$—	$—
Total Swap Contracts	$—	$—	$—	$—

^	See Schedule of Investments for classifications by country and industry.
*	Certain investments that are measured at fair value used the net asset value per share (or its equivalent) practical expedient have not been categorized in the fair value hierarchy. The fair value amounts presented in the table are intended to permit reconciliation of the fair value hierarchy to the amounts presented in the Schedules of Investments.
**	Investment was purchased with collateral.
***	Swap contracts are derivative instruments, which are presented at the unrealized appreciation/depreciation on the instrument.

B.	Federal Income Taxes. The Funds have each elected to be taxed as a “regulated investment company” and intend to distribute substantially all taxable income to their shareholders and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. Therefore, no provisions for federal income taxes or excise taxes have been made.

To avoid imposition of the excise tax applicable to regulated investment companies, each Fund intends to declare each year as dividends, in each calendar year, at least 98.0% of its net investment income (earned during the calendar year) and 98.2% of its net realized capital gains (earned during the twelve months ended October 31) plus undistributed amounts, if any, from prior years.

24

ETFMG TM ETFs

NOTES TO FINANCIAL STATEMENTS

September 30, 2022 (Continued)

Net capital losses incurred after October 31, within the taxable year are deemed to arise on the first business day of each Fund’s next taxable year.

Each Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Each Fund has analyzed its tax position and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions expected to be taken in the Funds’ 2022 tax returns. The Funds identify their major tax jurisdictions as U.S. Federal, the State of New Jersey, and the State of Delaware; however the Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

As of September 30, 2022, management has reviewed the tax positions for open periods (for Federal purposes, three years from the date of filing and for state purposes, generally a range of three to four years from the date of filing), as applicable to the Funds, and has determined that no provision for income tax is required in the Funds’ financial statements.

C.	Security Transactions and Investment Income. Investment securities transactions are accounted for on the trade date. Gains and losses realized on sales of securities are determined on a specific identification basis. Discounts/premiums on debt securities purchased are accreted/amortized over the life of the respective securities using the effective interest method. Dividend income is recorded on the ex-dividend date. Interest income is recorded on an accrual basis. Income, including gains, from investments in foreign securities received by the Funds may be subject to income, withholding or other taxes imposed by foreign countries.

D.	Foreign Currency Translations and Transactions. The Funds may engage in foreign currency transactions. Foreign currency transactions are translated into U.S. dollars on the following basis: (i) market value of investment securities, assets and liabilities at the daily rates of exchange, and (ii) purchases and sales of investment securities, dividend and interest income and certain expenses at the rates of exchange prevailing on the respective dates of such transactions. For financial reporting purposes, the Funds do not isolate changes in the exchange rate of investment securities from the fluctuations arising from changes in the market prices of securities for unrealized gains and losses. However, for federal income tax purposes, the Funds do isolate and treat as ordinary income the effect of changes in foreign exchange rates on realized gains or losses from the sale of investment securities and payables and receivables arising from trade-date and settlement-date differences.

E.	Distributions to Shareholders. Distributions to shareholders from net investment income are generally declared and paid by each of the Funds on a quarterly basis. Distributions to shareholders from realized gains on securities for each Fund normally are declared and paid on an annual basis. Distributions are recorded on the ex-dividend date.

F.	Use of Estimates. The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements, as well as the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

G.	Share Valuation. The net asset value (“NAV”) per share of each Fund is calculated by dividing the sum of the value of the securities held by the Fund, plus cash and other assets, minus all liabilities (including estimated accrued expenses) by the total number of shares outstanding for the Fund, rounded to the nearest cent. The Funds’ shares will not be priced on the days on which the NYSE is closed for trading. For Authorized Participants, the offering and redemption price per share for the Funds are equal to the Funds’ respective net asset value per share.

25

ETFMG TM ETFs

NOTES TO FINANCIAL STATEMENTS

September 30, 2022 (Continued)

H.	Guarantees and Indemnifications. In the normal course of business, the Funds enter into contracts with service providers that contain general indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

Derivatives

The Funds may enter into swap agreements; including interest rate, index, and total return swap agreements. Swap agreements are contracts between parties in which one party agrees to make periodic payments to the other party based on the change in market value or level of a specified rate, index or asset. In return, the other party agrees to make payments to the first party based on the return of a different specified rate, index or asset. Swap agreements will usually be done on a net basis, i.e., where the two parties make net payments with a Fund receiving or paying, as the case may be, only the net amount of the two payments. The net amount of the excess, if any, of a Fund’s obligations over its entitlements with respect to each swap is accrued on a daily basis and an amount of cash or equivalents having an aggregate value at least equal to the accrued excess is maintained by the Fund.

The total return swap contracts are subject to master netting agreements, which are agreements between a Fund and its counterparties that provide for the net settlement of all transactions and collateral with the Fund through a single payment, in the event of default or termination. Amounts presented on the schedule of total return swaps are gross settlement amounts.

The following table presents the Funds’ gross derivative assets and liabilities by counterparty and contract type, net of amounts available for offset under a master netting agreement and the related collateral received or pledged by the Funds as of September 30, 2022.

ETFMG 2x Daily Travel Tech ETF

		Gross Amounts of Recognized Assets Presented in the Statements	Gross Amounts		Gross Amounts not offset in the Statements of Assets & Liabilities
Counterparty	Investment Type	of Assets & Liabilities	Available Offset	Net Amounts	Financial Instruments	Collateral Received	Net Amount
Cowen and Company, LLC	Total Return Swap Contract	$(75,881)	$—	$(75,881)	$—	$—	$(75,881)

The average monthly notional amount of the swap contracts during the year ended September 30, 2022 for AWYX was $896,894.

26

ETFMG TM ETFs

NOTES TO FINANCIAL STATEMENTS

September 30, 2022 (Continued)

The following is a summary of the effect of swap contracts on the Funds’ Statements of Assets and Liabilities as of September 30, 2022:

		Assets	Liabilities	Net Unrealized Gain (Loss)
ETFMG 2x Daily Travel Tech ETF	Swap Contract	$—	$75,881	$—

The following is a summary of the effect of swap contracts on the Funds’ Statements of Operations for the year ended September 30, 2022:

		Realized Gain (Loss)	Change in Unrealized Appreciation/Depreciation
ETFMG 2x Daily Travel Tech ETF	Swap Contract	$(603,656)	$—

NOTE 3 – RISK FACTORS

Investing in the Funds may involve certain risks, as discussed in the Funds’ prospectus, including, but not limited to, those described below. Any of these risks could cause an investor to lose money.

Market Risk. Financial markets rise and fall in response to a variety of factors, sometimes rapidly and unpredictably. As with any investment whose performance is tied to these markets, the value of an investment in a Fund will fluctuate, which means that an investor could lose money over short or long periods.

Investment Style Risk. The Funds, other than VALT, are not actively managed (“Index Funds”). Therefore, those Funds follow the securities included in its respective index during upturns as well as downturns. Because of their indexing strategies, the Index Funds do not take steps to reduce market exposure or to lessen the effects of a declining market. In addition, because of the Index Funds’ expenses, the Index Funds’ performance may be below that of their respective index.

Equity Risk. The prices of equity securities rise and fall daily. These price movements may result from factors affecting individual companies, industries or the securities market as a whole. In addition, equity markets tend to move in cycles which may cause stock prices to fall over short or extended periods of time.

Securities Lending Risk. Securities lending involves the risk of loss of rights in, or delay in recovery of, the loaned securities if the borrower fails to return the security loaned or becomes insolvent.

Concentration Risk. To the extent that a Fund’s or an index’s portfolio is concentrated in the securities of issuers in a particular market, industry, group of industries, sector or asset class, the fund may be adversely affected by the performance of those securities, may be subject to increased price volatility and may be more vulnerable to adverse economic, market, political or regulatory occurrences affecting that market, industry, group of industries, sector or asset class.

Natural Disaster/Epidemic Risk. Natural or environmental disasters, such as earthquakes, fires, floods, hurricanes, tsunamis and other severe weather-related phenomena generally, and widespread disease, including pandemics and epidemics (for example, the novel coronavirus COVID-19),have been and can be highly disruptive to economies and markets and have recently led, and may continue to lead, to increased market volatility and significant market losses. Such natural disaster and health crises could exacerbate political, social, and economic risks previously mentioned, and result in significant breakdowns, delays, shutdowns, social isolation, and other disruptions to important global, local and regional supply chains affected, with potential corresponding results on the operating performance of the Funds and their investments. A climate of uncertainty and panic, including the contagion of infectious viruses or diseases, may adversely affect lobal, regional, and local economies and reduce the availability of potential investment opportunities, and increases the difficulty of performing due diligence and modeling market conditions, potentially reducing the accuracy of financial projections. Under the circumstances, the Funds may have difficulty achieving their investment objectives which may adversely impact performance. Further, such events can be highly disruptive to economies and markets, significantly disrupt the operations of individual companies (including, but not limited to, the Funds’ Sponsor and third party service providers), sectors, industries, markets, securities and commodity exchanges, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of the Funds’ investments. These factors can cause substantial market volatility. exchange trading suspensions and closures and can impact the ability of the Funds to complete redemptions and otherwise affect Fund performance and Fund trading in the secondary market. A widespread crisis may also affect the global economy in ways that cannot necessarily be foreseen at the current time. How long such events will last and whether they will continue or recur cannot be predicted. Impacts from these events could have significant impact on a Fund’s performance, resulting in losses to the Funds.

27

ETFMG TM ETFs

NOTES TO FINANCIAL STATEMENTS

September 30, 2022 (Continued)

Derivatives Risk. Derivatives are financial instruments that derive value from the underlying reference asset or assets, such as stocks, bonds, or funds (including ETFs), interest rates or indexes. A Fund’s investments in derivatives may pose risks in addition to, and greater than, those associated with directly investing in securities or other ordinary investments, including risk related to the market, leverage, imperfect daily correlations with underlying investments or the Fund’s other portfolio holdings, higher price volatility, lack of availability, counterparty risk, liquidity, valuation and legal restrictions. The use of derivatives is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The use of derivatives may result in larger losses or smaller gains than directly investing in securities. When a Fund uses derivatives, there may be imperfect correlation between the value of the reference assets and the derivative, which may prevent the Fund from achieving its investment objective. Because derivatives often require only a limited initial investment, the use of derivatives may expose a Fund to losses in excess of those amounts initially invested.

Daily Index Correlation/Tracking Risk. There is no guarantee that a Fund will achieve a high degree of correlation to the Index and therefore achieve its daily leveraged investment objective. To achieve a high degree of correlation with the Index, a Fund seeks to rebalance its portfolio daily to keep leverage consistent with its daily leveraged investment objective. In addition, a Fund’s exposure to the Index is impacted by the Index’s movement. Because of this, it is unlikely that a Fund will be perfectly exposed to the Index at the end of each day. The possibility of the Fund being materially over- or under-exposed to the Index increases on days when the Index is volatile near the close of the trading day. Market disruptions, regulatory restrictions and extreme volatility will also adversely affect a Fund’s ability to adjust exposure to the required levels.

On February 24, 2022, Russia commenced a military attack on Ukraine. The outbreak of hostilities between the two countries could result in more widespread conflict and could have a severe adverse effect on the region and the markets. In addition, sanctions imposed on Russia by the United States and other countries, and any sanctions imposed in the future could have a significant adverse impact on the Russian economy and related markets. The price and liquidity of investments may fluctuate widely as a result of the conflict and related events. How long such conflict and related events will last and whether it will escalate further cannot be predicted, nor its effect on the Funds.

A complete description of the principal risks is included in each Fund’s prospectus under the heading “Principal Investment Risks.”

28

ETFMG TM ETFs

NOTES TO FINANCIAL STATEMENTS

September 30, 2022 (Continued)

NOTE 4 – MANAGEMENT AND OTHER CONTRACTS

The Adviser serves as the investment advisor to the Funds. Pursuant to an Investment Advisory Agreement (“Advisory Agreement”) between the Trust, on behalf of the Funds, and the Adviser, the Adviser provides investment advice to the Funds and oversees the day-to-day operations of the Funds, subject to the direction and control of the Board and the officers of the Trust. Under the Advisory Agreement, the Adviser is also responsible for arranging transfer agency, custody, fund administration and accounting, and other non-distribution related services necessary for the Funds to operate.

Under the Investment Advisory Agreement, the Adviser has overall responsibility for the general management and administration of the Funds and arranges for sub-advisory, transfer agency, custody, fund administration, securities lending, and all other non-distribution related services necessary for the Funds to operate. The Funds unitary fees are accrued daily and paid monthly. The Adviser bears the costs of all advisory and non-advisory services required to operate the Funds, in exchange for a single unitary fee at the following annual rates:

ETFMG Travel Tech ETF	0.75%
ETFMG 2x Daily Travel Tech ETF	0.95%

Under the Investment Advisory Agreement, the Adviser has agreed to pay all expenses of the Funds, except for: the fee paid to the Adviser pursuant to the Investment Advisory Agreement, interest charges on any borrowings, taxes, brokerage commissions and other expenses incurred in placing orders for the purchase and sale of securities and other investment instruments, acquired fund fees and expenses, accrued deferred tax liability, extraordinary expenses, and distribution (12b-1) fees and expenses (collectively, “Excluded Expenses”). The Adviser has entered into an agreement with its affiliate ETFMG Financial, LLC to serve as distributor to the Funds (the “Distributor”). The Distributor provides marketing support for the Funds, including distributing marketing materials related to the Funds. Level ETF Ventures, LLC (“Level”) serves as the index provider for AWAY and AWYX. Level is not affiliated with the Trust or the Adviser.

U.S. Bancorp Fund Services, LLC doing business as U.S. Bank Global Fund Services (the “Administrator”) provides fund accounting, fund administration, and transfer agency services to the Funds. The Adviser compensates the Administrator for these services under an administration agreement between the two parties.

The Adviser pays each independent Trustee a quarterly fee for service to the Funds. Each Trustee is also reimbursed by the Adviser for all reasonable out-of-pocket expenses incurred in connection with his duties as Trustee, including travel and related expenses incurred in attending Board meetings.

NOTE 5 – DISTRIBUTION PLAN

The Funds have each adopted a Plan of Distribution pursuant to Rule 12b-1 under the 1940 Act. Under the Plan, each Fund may pay compensation to the Distributor or any other distributor or financial institution with which the Trust has an agreement with respect to each Fund, with the amount of such compensation not to exceed an annual rate of 0.25% of each Fund’s average daily net assets. During the year ended September 30, 2022, the Funds did not incur any 12b-1 expenses.

29

ETFMG TM ETFs

NOTES TO FINANCIAL STATEMENTS

September 30, 2022 (Continued)

NOTE 6 - PURCHASES AND SALES OF SECURITIES

The costs of purchases and sales of securities, excluding short-term securities and in-kind transactions, during the year ended September 30, 2022:

	Purchases	Sales
ETFMG Travel Tech ETF	$113,621,455	$100,345,806

The costs of purchases and sales of in-kind transactions associated with creations and redemptions during the year ended September 30, 2022:

	Purchases In-	Sales In-
	Kind	Kind
ETFMG Travel Tech ETF	$ 85,035,173	$123,481,358

Purchases in-kind are the aggregate of all in-kind purchases and sales in-kind are the aggregate of all in-kind sales. Net capital gains or losses resulting from in-kind redemptions are excluded from the Funds’ determination of taxable gains and are not distributed to shareholders.

There were no purchases or sales of U.S. Government obligations during the year ended September 30, 2022.

NOTE 7 — SECURITIES LENDING

The Funds, may lend up to 33 1⁄3% of the value of the securities in their portfolios to brokers, dealers and financial institutions (but not individuals) under terms of participation in a securities lending program administered by U.S. Bank N.A. (the “Custodian”). The securities lending agreement requires that loans are collateralized at all times in an amount equal to at least 102% of the value of any loaned securities at the time of the loan, plus accrued interest. The Funds receive compensation in the form of fees and earn interest on the cash collateral. The amount of fees depends on a number of factors including the type of security and length of the loan. The Funds continue to receive interest payments or dividends on the securities loaned during the borrowing period. Gain or loss on the fair value of securities loaned that may occur during the term of the loan will be for the account of the Funds. The Funds have the right under the terms of the securities lending agreement to recall the securities from the borrower on demand. The cash collateral is invested by the Custodian in accordance with approved investment guidelines. Those guidelines require the cash collateral to be invested in readily marketable, high quality, short-term obligations, either directly on behalf of each Fund or through one or more joint accounts, money market funds, or short-term bond funds, including those advised by or affiliated with the Adviser; however, all such investments are subject to risk of payment delays or default on the part of the issuer or counterparty or otherwise may not generate sufficient interest to support the costs associated with securities lending. Other investment companies in which a Fund may invest cash collateral can be expected to incur fees and expenses for operations, such as investment advisory and administration fees, which would be in addition to those incurred by the Fund, and which may be received in full or in part by the Adviser. Pursuant to guidance issued by the SEC staff, fees and expenses of money market funds used for cash collateral received in connection with loans of securities are not treated as Acquired Fund Fees and Expenses, which reflect a Fund’s pro rata share of the fees and expenses incurred by other investment companies in which the Fund invests (as disclosed in the Prospectus, as applicable). The Funds could also experience delays in recovering their securities and possible loss of income or value if the borrower fails to return the borrowed securities, although the Fund is indemnified from this risk by contract with the securities lending agent.

30

ETFMG TM ETFs

NOTES TO FINANCIAL STATEMENTS

September 30, 2022 (Continued)

As of September 30, 2022 the value of the securities on loan and payable for collateral due to broker were as follows:

Value of Securities on Loan Collateral Received

Fund	Values of Securities on Loan	Fund Collateral Received*
ETFMG Travel Tech ETF	$19,033,424	$19,877,521

* The cash collateral received was invested in the Mount Vernon Liquid Assets Portfolio, a money market fund with an overnight and continuous maturity, and ETFMG Sit Ultra Short ETF as shown on the Schedule of Investments.

NOTE 8 – FEDERAL INCOME TAXES

The components of distributable earnings (losses) and cost basis of investments for federal income tax purposes at September 30, 2022 were as follows:

	Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
ETFMG Travel Tech ETF	$283,689,460	$2,119,804	$(119,276,989)	$(117,157,185)
ETFMG 2x Daily Travel Tech ETF	10,377	—	—	—

The difference between the tax cost of investments and the cost of investments for GAAP purposes is primarily due to the tax treatment of wash sale losses.

As of September 30, 2022, the components of distributable earnings (loss) on a tax basis were as follows:

	Undistributed Ordinary Income	Undistributed Long-Term Gain	Total Distributable Earnings	Other Accumulated Loss	Total Accumulated Gain (Loss)
ETFMG Travel Tech ETF	$—	$—	$—	$(64,214,793)	$(181,371,978)
ETFMG 2x Daily Travel Tech ETF	—	—	—	(168,553)	(168,553)

The difference between the tax cost of investments and the cost of investments for GAAP purposes is primarily due to the tax treatment of wash sale losses.

As of September 30, 2022, the Funds had accumulated capital loss carryovers of:

	Capital Loss Carryforward ST	Capital Loss Carryforward LT	Expires
ETFMG Travel Tech ETF	$(43,947,533)	$(19,161,724)	Indefinite
ETFMG 2x Daily Travel Tech ETF	(168,553)	—	Indefinite

Under current tax law, capital and currency losses realized after October 31 of a Fund’s fiscal year may be deferred and treated as occurring on the first business day of the following fiscal year for tax purposes. The following Funds had deferred post-October capital and currency losses, which will be treated as arising on the first business day of the year ending September 30, 2022.

31

ETFMG TM ETFs

NOTES TO FINANCIAL STATEMENTS

September 30, 2022 (Continued)

	Late Year Ordinary Loss	Post- October Capital Loss
ETFMG Travel Tech ETF	$(1,104,607)	$—
ETFMG 2x Daily Travel Tech ETF	—	—

U.S. GAAP requires that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. For the fiscal year ended September 30, 2022, the following table shows the reclassifications made:

	Total
	Distributable	Paid-In
	Earnings/(Loss)	Capital
ETFMG Travel Tech ETF	$15,540,906	$(15,540,906)
ETFMG 2x Daily Travel Tech ETF	496,485	(496,485)

The tax character of distributions paid during the fiscal years ended September 30, 2022 and the year ended September 30, 2021 were as follows:

	Year Ended September 30, 2022		Year Ended September 30, 2021
	From Ordinary Income	From Capital Gains	From Ordinary Income	From Capital Gains
ETFMG Travel Tech ETF	$—	$—	$24,500	$—
ETFMG 2x Daily Travel Tech ETF	—	—	—	—

NOTE 9 – INVESTMENTS IN AFFILIATES

ETFMG Travel Tech ETF

ETFMG Travel Tech ETF owned the following company during the year ended September 30, 2022. ETFMG Sit Ultra Short ETF is deemed to be an affiliate of the Fund as defined by the 1940 Act as of the year ended September 30, 2022. Transactions during the year in this security were as follows:

Security Name	Value at September 30, 2021	Purchases	Sales	Realized Gain (Loss)(1)	Change in Unrealized Appreciation (Depreciation)	Dividend Income	Value at September 30, 2022	Ending Shares
ETFMG Sit Ultra
Short ETF *	$1,243,875	$—	$—	$—	$(42,000)	$—	$1,201,875	25,000

*	Affiliate as of September 30, 2022.
[1]	Realized Losses include transactions in affiliated investments and affiliated in-kind redemptions.

NOTE 10 – LEGAL MATTERS

The Trust, the Adviser, and certain officers and affiliated persons of the Adviser (together with the Adviser, the “Adviser Defendants”) were named as defendants in an action filed December 21, 2021, in the Superior Court of New Jersey, Union County, captioned PureShares, LLC, d/b/a PureFunds et al. v. ETF Managers Group, LLC et al., Docket No. UNN-C-152-21 (the “NJ Action”). The NJ Action asserted breach of contract and other tort claims and sought damages in unspecified amounts and injunctive relief. On May 25, 2022, the court in the NJ Action dismissed with prejudice all claims asserted against the Trust, as well as all contract claims and all except one tort claim asserted against the Adviser Defendants.

32

ETFMG TM ETFs

NOTES TO FINANCIAL STATEMENTS

September 30, 2022 (Continued)

As of September 30, 2022, there were no adjustments made to the accompanying financial statements based on the above legal matters.

NOTE 11 – SUBSEQUENT EVENTS

In preparing these financial statements, the Funds have evaluated events and transactions for potential recognition or disclosure through the date the financial statements were issued. This evaluation did not result in any subsequent events that necessitated disclosures and/or adjustments to the financial statements.

33

ETFMG TM ETFs

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of ETF Managers Trust

and the Shareholders of ETFMG Travel Tech ETF and ETFMG 2x Daily Travel Tech ETF:

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedule of investments of ETFMG Travel Tech ETF and the schedules of investments and total return swaps of ETFMG 2x Daily Travel Tech ETF (collectively the “Funds”) (certain of the Funds comprising ETF Managers Trust) as of September 30, 2022, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the periods indicated therein and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Funds as of September 30, 2022, and the results of their operations for the year then ended, the changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of September 30, 2022 by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

/s/WithumSmith+Brown, PC

We have served as the auditor of one or more series of the Trust since 2013.

New York, New York

November 29, 2022

34

ETFMG TM ETFs

Expense Example

Six Months Ended September 30, 2022 (Unaudited)

As a shareholder of the Funds you incur two types of costs: (1) transaction costs, including brokerage commissions on purchases and sales of Fund shares, and (2) ongoing costs, including management fees and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other funds. The examples are based on an investment of $1,000 invested for the period of time as indicated in the table below.

Actual Expenses

The first line of the table provides information about actual account values based on actual returns and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then, multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table provides information about hypothetical account values based on a hypothetical return and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales of Fund shares. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. If these transactional costs were included, your costs would have been higher.

Fund Name	Beginning Account Value April 1, 2022	Ending Account Value September 30, 2022	Expenses Paid During the Period^	Annualized Expense Ratio During the Period April 1, 2022 to September 30, 2022
ETFMG Travel Tech ETF
Actual	$1,000.00	$667.40	$3.18	0.76%
Hypothetical (5% annual)	1,000.00	1,021.26	3.85	0.76%
ETFMG 2x Daily Travel Tech ETF
Actual	1,000.00	406.00	3.35	0.95%
Hypothetical (5% annual)	1,000.00	1,020.31	4.81	0.95%

^       The dollar amounts shown as expenses paid during the period are equal to the annualized six-month expense ratio multiplied by the average account value during the period, multiplied by 183/365 (to reflect the one-half year period).

35

ETFMG TM ETFs

SUPPLEMENTARY INFORMATION

September 30, 2022 (Unaudited)

NOTE 1 – FREQUENCY DISTRIBUTION OF PREMIUMS AND DISCOUNTS

Information regarding how often shares of each Fund traded on the Exchange at a price above (i.e., at a premium) or below (i.e., at a discount) the NAV is available on the Fund’s website at www.etfmgfunds.com.

NOTE 2 – FEDERAL TAX INFORMATION

Qualified Dividend Income/Dividends Received Deduction

For the fiscal year ended September 30, 2022, certain dividends paid by the Funds may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Reconciliation Act of 2003. The percentage of dividends declared from ordinary income designated as qualified dividend income was as follows:

Fund Name	Qualified Dividend Income
ETFMG Travel Tech ETF	0.00%
ETFMG 2x Daily Travel Tech ETF	0.00%

For corporate shareholders, the percent of ordinary income distributions qualifying for the corporate dividends received deduction for the fiscal year ended September 30, 2022 was as follows:

Fund Name	Dividends Received Deduction
ETFMG Travel Tech ETF	0.00%
ETFMG 2x Daily Travel Tech ETF	0.00%

Short Term Capital Gain

The percentage of taxable ordinary income distributions that are designated as short-term capital gain distributions under Internal Revenue Section 871 (k)(2)(C) for each Fund were as follows:

Fund Name	Short-Term Capital Gain
ETFMG Travel Tech ETF	0.00%
ETFMG 2x Daily Travel Tech ETF	0.00%

During the year ended September 30, 2022, the Funds did not declare any long-term realized gains distributions.

NOTE 3 – INFORMATION ABOUT PORTFOLIO HOLDINGS

The Funds file their complete schedule of portfolio holdings for their first and third fiscal quarters with the Securities and Exchange Commission (“SEC”) on Part F of Form N-PORT. The Funds’ Part F of Form N-PORT is available on the website of the SEC at www.sec.gov and the Funds’ website at www.etfmgfunds.com. Each Fund’s portfolio holdings are posted on their website at www.etfmgfunds.com daily.

36

ETFMG TM ETFs

SUPPLEMENTARY INFORMATION

September 30, 2022 (Unaudited) (Continued)

NOTE 4 – INFORMATION ABOUT PROXY VOTING

A description of the policies and procedures the Funds use to determine how to vote proxies relating to portfolio securities is provided in the Statement of Additional Information (“SAI”). The SAI is available without charge upon request by calling toll-free at (877) 756-7873, by accessing the SEC’s website at www.sec.gov, or by accessing the Funds’ website at www.etfmgfunds.com.

Information regarding how the Funds voted proxies relating to portfolio securities during the period ending June 30 is available by calling toll-free at (877) 756-7873 or by accessing the SEC’s website at www.sec.gov.

Carefully consider the Fund’s investment objectives, risk factors, charges, and expenses before investing. This and additional information can be found in the Fund’s prospectus, which may be obtained by calling 1-844-ETF-MGRS (1-844-383-6477) or by visiting www.etfmgfunds.com. Read the prospectus carefully before investing.

37

ETFMG TM ETFs

Board of Trustees

Set forth below are the names, birth years, positions with the Trust, length of term of office, and the principal occupations and other directorships held during at least the last five years of each of the persons currently serving as a Trustee of the Trust, as well as information about each officer. The business address of each Trustee and officer is 30 Maple Street, 2nd Floor, Summit, New Jersey 07901. The SAI includes additional information about Fund directors and is available, without charge, upon request by calling 1-844-ETF-MGRS (1-844-383-6477).

Name and Year of Birth	Position(s) Held with the Trust, Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen By Trustee	Other Directorships Held by Trustee During Past 5 Years
Interested Trustee and Officers
Samuel Masucci, III (1962)	Trustee, Chairman of the Board and President (since 2012); Secretary (since 2014)	Chief Executive Officer, Exchange Traded Managers Group LLC (since 2013); Chief Executive Officer, ETF Managers Group LLC (since 2016); Chief Executive Officer, ETF Managers Capital LLC (commodity pool operator) (since 2014).	17	None
John A. Flanagan (1946)	Treasurer (since 2015)

President, John A. Flanagan CPA, LLC (accounting services) (since 2010); Treasurer, ETF Managers Trust (since 2015); Chief Financial Officer, ETF Managers Capital, LLC (commodity pool operator) (since 2015).

			n/a	Independent Trustee - Absolute Shares Trust (since 2014) (6 portfolios)
Kevin Hourihan (1978)	Chief Compliance Officer (since 2022)

Senior Principal Consultant, Fund Chief Compliance Officer, ACA Global, LLC (since 2022); Chief Compliance Officer, Ashmore Funds (2017-2022); Chief Compliance Officer, Ashmore Investment Management (US) Corp (2014-2022); Chief Compliance Officer, Ashmore Equities Investment Management (2015-2019).

			n/a	n/a
Matthew J. Bromberg (1973)	Assistant Secretary (since 2020)

Chief Compliance Officer of ETF Managers Group, LLC (since 2022); General Counsel and Secretary of Exchange Traded Managers Group LLC (since 2020); ETF Managers Group LLC (since 2020); ETFMG Financial LLC (since 2020); ETF Managers Capital LLC (since 2020); Partner of Dorsey & Whitney LLP (law firm) (2019-2020); General Counsel of WBI Investments, Inc. (2016-2019); Millington Securities, Inc. (2016-2019).

			n/a	n/a
* Mr. Masucci is an interested Trustee by virtue of his role as the Chief Executive Officer of the Adviser.

38

ETFMG TM ETFs

Board of Trustees (Continued)

Name and Year of Birth	Position(s) Held with the Trust, Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen By Trustee	Other Directorships Held by Trustee During Past 5 Years
Independent Trustees
Terry Loebs (1963)	Trustee (since 2014); Lead Independent Trustee (since 2020)	Founder and Managing Member, Pulsenomics LLC (index product development and consulting firm) (since 2011); Managing Director, MacroMarkets, LLC (exchange-traded products firm) (2006-2011).	17	None
Eric Wiegel (1960)	Trustee (since 2020)	Senior Portfolio Manager, Little House Capital (2019-present); Managing Partner, Global Focus Capital LLC (2013-present); Chief Investment Officer, Insight Financial Strategist LLC (2017-2018).	17	None

39

ETFMG TM ETFs

ETF MANAGERS TRUST

Privacy Policy and Procedures

ETF Managers Trust, (the “Trust”) has adopted the following privacy policies in order to safeguard the personal information of the Trust’s customers and consumers in accordance with Regulation S-P as promulgated by the U.S. Securities and Exchange Commission.

Trust officers are responsible for ensuring that the following policies and procedures are implemented:

1)          The Trust is committed to protecting the confidentiality and security of the information they collect and will handle personal customer and consumer information only in accordance with Regulation S-P and any other applicable laws, rules and regulations1. The Trust will ensure: (a) the security and confidentiality of customer records and information; (b) that customer records and information are protected from any anticipated threats and hazards; and (c) that customer records and information are protected from unauthorized access or use.

2)          The Trust conducts its business affairs through its trustees, officers and third parties that provide services pursuant to agreements with the Trust. The Trust has no employees. It is anticipated that the trustees and officers of the Trust who are not employees of service providers of the Trust will not have access to customer records and information in the performance of their normal responsibilities for the Trust.

3)          The Trust may share customer information with its affiliates, subject to the customers’ right to prohibit such sharing.

4)          The Trust may share customer information with unaffiliated third parties only in accordance with the requirements of Regulation S-P. Pursuant to this policy, the Trust will not share customer information with unaffiliated third parties other than as permitted by law, unless authorized to do so by the customer.

Consistent with these policies, the Trust has adopted the following procedures:

1)          The Trust will determine that the policies and procedures of its affiliates and Service Providers are reasonably designed to safeguard customer information and only permit appropriate and authorized access to and use of customer information through the application of appropriate administrative, technical and physical protections.

2)          The Trust will direct each of its Service Providers to adhere to the privacy policy of the Trust and to its privacy policies with respect to all customer information of the Trust and to take all actions reasonably necessary so that the Trust is in compliance with the provisions of Regulation S-P, including, as applicable, the development and delivery of privacy notices and the maintenance of appropriate and adequate records.

3)          The Trust requires its Service Providers to provide periodic reports to the Trust’s Board of Trustees outlining their privacy policies and the implementation of such policies. Each Service Provider is required to promptly report to the Trust’s Board any material changes to its privacy policy before, or promptly after, the adoption of such changes.

(1) Generally, the Funds have institutional clients which are not considered “customers” for purposes of regulation S-P.

40

Advisor

ETF Managers Group, LLC

30 Maple Street, Suite 2, Summit, NJ 07901

Distributor

ETFMG Financial LLC

30 Maple Street, Suite 2, Summit, NJ 07901

Custodian

U.S. Bank National Association

Custody Operations

1555 North River Center Drive, Suite 302, Milwaukee, Wisconsin 53212

Transfer Agent

U.S. Bancorp Fund Services, LLC doing business as U.S. Bank Global Fund Services

615 East Michigan Street, Milwaukee, Wisconsin 53202

Securities Lending Agent

U.S. Bank, National Association

Securities Lending

800 Nicolet Mall

Minneapolis, MN 55402-7020

Independent Registered Public Accounting Firm

WithumSmith + Brown, PC

1411 Broadway, 9th Floor, New York, NY 10018

Legal Counsel

Sullivan & Worcester LLP

1666 K Street NW, Washington, DC 20006

Annual Report
September 30, 2022

Wedbush ETFMG Video Game Tech ETF

Wedbush ETFMG Global Cloud Technology ETF

The funds are series of ETF Managers Trust.

Wedbush ETFMG TM ETF

September 30, 2022

1

Wedbush ETFMG TM ETF

Dear Shareholder,

On behalf of the entire team, we want to express our appreciation for the confidence you have placed in these ETFs. The following information pertains to the fiscal period from October 1, 2021 to September 30, 2022.

Market Overview

Beginning in the first quarter of 2020, financial markets in the United States and around the world experienced extreme and, in many cases, unprecedented volatility and severe losses due to the global pandemic caused by COVID-19. Some sectors of the economy and individual issuers have experienced particularly large losses because of these disruptions. In response to these disruptions, the U.S. government and the Federal Reserve have taken extraordinary actions to support the domestic economy and financial markets, contributing to inflationary pressure and expectations for inflation. Further, Russia’s military invasion of Ukraine in February 2022, the resulting responses by the United States and other countries, and the potential for wider conflict have increased volatility and uncertainty in the financial markets and adversely affect regional and global economies. The full extent and duration of these conditions and the totality of repercussions are impossible to predict but could continue to result in significant market disruptions and may continue to negatively affect global supply chains, inflation and global growth. These and related events have impacted the ETFs’ performance, among other factors, and the value of an investment in the ETFs. We encourage you to talk with your financial advisor and visit etfmg.com for further insight about investing in today’s markets.

Performance Overview

During the fiscal-year ended September 30, 2022, the S&P 500 Information Technology Sector Index, a broad measure of US listed technology companies, returned -20.0%. During the same period, the S&P Global 1200 Information Technology Sector Index, a broad measure of global technology companies, returned -24.5%. Below is a performance overview for each Fund for the same 12-month period, except as noted otherwise.

Wedbush ETFMG Global Cloud Technology ETF (IVES)

The Wedbush ETFMG Global Cloud Technology ETF (“IVES”) seeks to provide investment results that, before fees and expenses, correspond generally to the total return performance of the Dan Ives Global Cloud Technology Prime Index (the “Index”).

Over the period, the total return for IVES was -44.44%, while the total return for the Index was - 44.03%. The best performers in IVES, on the basis of contribution to return, were Citrix Systems Inc, Switch Inc - A, Datto Holding Corp, Cyrusone Holdco Llc and Chindata Group Holdings-Adr while the worst performers were Sinch Ab, Gds Holdings Ltd - Adr, Kingsoft Cloud Holdings-Adr, Elastic Nv, and Mongodb Inc

At the end of the reporting period, IVES saw an allocation of 96.26% to the Information Technology sector and 2.83% to Real Estate. IVES was exposed predominately to the United States, with 56.33% of its portfolio holdings exposed to the U.S., 12.84% to Japan and 9.46% to China.

2

Wedbush ETFMG Video Game Tech ETF (GAMR)

The Wedbush ETFMG Video Game Tech ETF (“GAMR”) seeks to provide investment results that, before fees and expenses, correspond generally to the total return performance of the EEFund Video Game Tech Index (the “Index”).

Over the period, the total return for GAMR was -37.58%, while the total return for the Index was - 37.46%. The best performers in GAMR on the basis of contribution to return were Razer Inc, Htc Corp, Zynga Inc - Cl A, Wemade Co Ltd and Nexon Co Ltd. while the worst performers were Skillz Inc, Unity Software Inc, Bilibili Inc-Sponsored Adr, Netmarble Corp, and Playtika Holding Corp.

At the end of the reporting period, GAMR saw an allocation of 76.68% to the Communication Services sector, 16.69% to Information Technology and 5.13% to Consumer Discretionary. GAMR was exposed predominately to the United States, with 30.66% of its portfolio holdings exposed to the U.S., 21.35% to Japan and 15.74% to Korea.

You can find further details about IVES and GAMR by visiting www.etfmg.com, or by calling 1-844-383-6477.

Sincerely,

Samuel Masucci III

Chairman of the Board

3

Wedbush ETFMG TM ETF

Wedbush ETFMG Global Cloud Technology ETF

Growth of $10,000 (Unaudited)

Average Annual Returns Year Ended September 30, 2022	1 Year Return	5 Year Return	Since Inception (3/8/2016)	Value of $10,000 (9/30/2022)
Wedbush ETFMG Global Cloud Technology ETF (NAV)	-44.44%	-4.02%	2.69%	$11,906
Wedbush ETFMG Global Cloud Technology ETF (Market)	-44.43%	-4.07%	2.67%	$11,887
S&P 500 Index	-15.47%	9.24%	11.52%	$20,452
Dan Ives Global Cloud Technology Prime Index*	-44.03%	-3.81%	2.66%	$11,882

* On April 7, 2020, the Fund’s investment objective and principal investment strategy were substantially revised; therefore, the performance and average annual total returns shown for periods prior to April 7, 2020 is likely to have differed had the Fund’s current investment strategy been in effect during those periods. The Fund’s prior investment objective sought to provide investment results that corresponded to the performance of the Reality Shares Drone Index. The Fund began tracking the Dan Ives Global Cloud Technology Prime Index on April 7, 2020.

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. All performance is historical and includes reinvestment of dividends and capital gains. Performance data current to the most recent month end may be obtained by calling 1-844-ETF-MGRS (1-844-383-6477).

The chart illustrates the performance of a hypothetical $10,000 investment made on March 8, 2016, and is not intended to imply any future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions from the sales of Fund shares. The chart assumes reinvestment of capital gains and dividends, if any. The Index Returns do not reflect fees or expenses and are not available for direct investment.

4

Wedbush ETFMG TM ETF

Wedbush ETFMG Global Cloud Technology ETF

Top Ten Holdings as of September 30, 2022 (Unaudited)*

	Security	% of Total Investments
1	ETFMG Sit Ultra Short ETF**	8.29%
2	Itochu Techno-Solutions Corp.	3.64%
3	SCSK Corp.	3.61%
4	Nice, Ltd.	3.50%
5	Elastic NV	3.39%
6	Open Text Corp.	3.37%
7	GDS Holdings, Ltd. - ADR	2.71%
8	Citrix Systems, Inc.	2.54%
9	Chindata Group Holdings, Ltd. - ADR	2.37%
10	Cloudflare, Inc. - Class A	2.36%
	Top Ten Holdings 35.78% of Total Investments
	* Current Fund holdings may not be indicative of future Fund holdings.
	** Affiliated security. Please refer to Note 9 of the Notes to Financial Statements.

5

Wedbush ETFMG TM ETF

Wedbush ETFMG Video Game Tech ETF

Growth of $10,000 (Unaudited)

Average Annual Returns Year Ended September 30, 2022	1 Year Return	5 Year Return	Since Inception (3/8/2016)	Value of $10,000 (9/30/2022)
Wedbush ETFMG Video Game Tech ETF (NAV)	-37.58%	4.24%	13.00%	$22,301
Wedbush ETFMG Video Game Tech ETF (Market)	-37.78%	4.11%	12.91%	$22,185
S&P 500 Index	-15.47%	9.24%	11.52%	$20,452
EEFund Video Game Tech Index	-37.46%	4.77%	13.28%	$22,675

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. All performance is historical and includes reinvestment of dividends and capital gains. Performance data current to the most recent month end may be obtained by calling 1-844-ETF-MGRS (1-844-383-6477).

The chart illustrates the performance of a hypothetical $10,000 investment made on March 8, 2016, and is not intended to imply any future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions from the sales of Fund shares. The chart assumes reinvestment of capital gains and dividends, if any. The Index Returns do not reflect fees or expenses and are not available for direct investment.

6

Wedbush ETFMG TM ETF

Wedbush ETFMG Video Game Tech ETF

Top Ten Holdings as of September 30, 2022 (Unaudited)*

	Security	% of Total Investments
1	ETFMG Sit Ultra Short ETF**	5.91%
2	CD Projekt SA	2.57%
3	Stillfront Group AB	2.38%
4	Gree, Inc.	2.22%
5	Nintendo Co., Ltd.	2.17%
6	Embracer Group AB	2.17%
7	Square Enix Holdings Co., Ltd.	2.16%
8	Capcom Co., Ltd.	2.09%
9	Activision Blizzard, Inc.	2.07%
10	International Games System Co., Ltd.	2.06%
	Top Ten Holdings 25.80% of Total Investments
	* Current Fund holdings may not be indicative of future Fund holdings.
	** Affiliated security. Please refer to Note 9 of the Notes to Financial Statements.

7

Wedbush ETFMG TM ETF

Important Disclosures and Key Risk Factors

Investing involves risk, including the possible loss of principal. Shares of any ETF are bought and sold at market price (not NAV), may trade at a discount or premium to NAV and are not individually redeemed from the Fund. Brokerage commissions will reduce returns. Narrowly focused investments typically exhibit higher volatility.

Past performance is not indicative of future return. A fund’s performance for very short time periods may not be indicative of future performance.

IVES

The Wedbush ETFMG Global Cloud Technology ETF (the “Fund”) seeks to provide investment results that, before fees and expenses, correspond generally to the price and yield performance of the Dan Ives Global Cloud Technology Prime Index (the “Index”).

Cloud Technology Companies may have limited product lines, markets, financial resources or personnel. These companies typically face intense competition and potentially rapid product obsolescence. In addition, many Cloud Technology Companies store sensitive consumer information and could be the target of cybersecurity attacks and other types of theft, which could have a negative impact on these companies. As a result, Cloud Technology Companies may be adversely impacted by government regulations and may be subject to additional regulatory oversight with regard to privacy concerns and cybersecurity risk. These companies are also heavily dependent on intellectual property rights and may be adversely affected by loss or impairment of those rights. Cloud computing companies could be negatively impacted by disruptions in service caused by hardware or software failure, or by interruptions or delays in service by third-party data center hosting facilities and maintenance providers. Cloud Technology Companies, especially smaller companies, tend to be more volatile than companies that do not rely heavily on technology. Companies in the technology field, including companies in the computers, telecommunications and electronics industries, face intense competition, which may have an adverse effect on profit margins.

Unlike with an actively managed fund, the Fund’s adviser does not use techniques or defensive strategies designed to lessen the effects of market volatility or to reduce the impact of periods of market decline. This means that, based on market and economic conditions, the Fund’s performance could be lower than other types of funds that may actively shift their portfolio assets to take advantage of market opportunities or to lessen the impact of a market decline.

Natural or environmental disasters, such as earthquakes, fires, floods, hurricanes, tsunamis and other severe weather-related phenomena generally, and widespread disease, including pandemics and epidemics, have been and may be highly disruptive to economies and markets, adversely impacting individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of the Fund’s investments. Given the increasing interdependence among global economies and markets, conditions in one country, market, or region are increasingly likely to adversely affect markets, issuers, and/or foreign exchange rates in other countries, including the U.S. Any such events could have a significant adverse impact on the value of the Fund’s investments.

Additionally, natural or environmental disasters, widespread disease or other public health issues, war, acts of terrorism or other events could result in increased premiums or discounts to the Fund’s NAV.

The Fund is distributed by ETFMG Financial LLC, which is not affiliated with Wedbush Securities, Prime Indexes, or Level ETF Ventures.

8

GAMR

The Wedbush ETFMG Video Game Tech ETF (the “Fund” or the “Video Game Tech ETF”) seeks to provide investment results that, before fees and expenses, correspond generally to the price and yield performance of the EEFund Video Game Tech Index™ (the “Index”).

Video Game Tech Companies face intense competition, both domestically and internationally, may have limited product lines, markets, financial resources or personnel, may have products that face rapid obsolescence, and are heavily dependent on the protection of patent and intellectual property rights. Video Game Tech Companies are also subject to increasing regulatory constraints, particularly with respect to cybersecurity and privacy. Such factors may adversely affect the profitability and value of such companies. Investments in foreign securities involve political, economic and currency risks, greater volatility and differences in accounting methods. The Fund is non-diversified, meaning it may concentrate its assets in fewer individual holdings than a diversified fund. Investments in smaller companies tend to have limited liquidity and greater price volatility than large-capitalization companies. The Fund’s return may not match or achieve a high degree of correlation with the return of the EEFund Video Game Tech Index™. To the extent the Fund utilizes a sampling approach, it may experience tracking error to a greater extent than if the Fund had sought to replicate the Index. Diversification does not guarantee a profit, nor does it protect against a loss in a declining market.

The EEFund Video Game Tech™ Index provides a benchmark for investors interested in tracking companies actively involved in the electronic gaming industry including the entertainment, education and simulation segments. The Index uses a market capitalization weighted allocation across the pure play and non-pure play sectors and a set weight for the conglomerate sector as well as an equal weighted allocation methodology for all components within each sector allocation. The index was created and is maintained by EEFund Management. You cannot invest directly in an index.

Unlike with an actively managed fund, the Fund’s adviser does not use techniques or defensive strategies designed to lessen the effects of market volatility or to reduce the impact of periods of market decline. This means that, based on market and economic conditions, the Fund’s performance could be lower than other types of funds that may actively shift their portfolio assets to take advantage of market opportunities or to lessen the impact of a market decline.

Natural or environmental disasters, such as earthquakes, fires, floods, hurricanes, tsunamis and other severe weather-related phenomena generally, and widespread disease, including pandemics and epidemics, have been and may be highly disruptive to economies and markets, adversely impacting individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of the Fund’s investments. Given the increasing interdependence among global economies and markets, conditions in one country, market, or region are increasingly likely to adversely affect markets, issuers, and/or foreign exchange rates in other countries, including the U.S. Any such events could have a significant adverse impact on the value of the Fund’s investments.

Additionally, natural or environmental disasters, widespread disease or other public health issues, war, acts of terrorism or other events could result in increased premiums or discounts to the Fund’s NAV.

The Fund is distributed by ETFMG Financial LLC, which is not affiliated with Wedbush Securities, Prime Indexes, or Level ETF Ventures.

9

Wedbush ETFMG TM ETF

PORTFOLIO ALLOCATIONS

As of September 30, 2022 (Unaudited)

	Wedbush ETFMG Global Cloud Technology ETF	Wedbush ETFMG Video Game Tech ETF
As a percent of Net Assets:
Australia	3.4%	—%
Canada	4.3	0.3
Cayman Islands	9.6	9.9
France	—	2.5
Germany	1.7	0.5
Israel	5.0	0.5
Italy	—	0.4
Japan	12.7	20.8
Netherlands	4.3	—
Norway	—	0.9
Poland	—	3.1
Republic of Korea	—	16.0
Singapore	2.9	—
Sweden	1.2	6.9
Switzerland	—	0.6
Taiwan, Province of China	—	3.4
United Kingdom	3.1	2.9
United States	50.9	30.3
Virgin Islands	—	0.0 *
Exchange Traded Funds	10.5	7.1
Short-Term and other Net Assets (Liabilities)	(9.6)	(6.1)
	100.0%	100.0%

* Amount is less than 0.05%.

10

Wedbush ETFMG TM ETF

Wedbush ETFMG Global Cloud Technology ETF

Schedule of Investments
September 30, 2022

	Shares	Value
COMMON STOCKS - 99.1%
Australia - 3.4%
IT Services - 3.4% (d)
Megaport, Ltd. (a)	36,921	$183,973
NEXTDC, Ltd. (a)	106,595	601,380
Total IT Services		785,353

Canada - 4.3%
Software - 4.3% (d)
Open Text Corp. (a)	36,928	976,032

Cayman Islands - 9.6%
IT Services - 9.6% (d)
Chinasoft International, Ltd.	710,414	437,128
Chindata Group Holdings, Ltd. - ADR (a)(b)	85,022	686,978
GDS Holdings, Ltd. - ADR (a)(b)	44,467	785,287
Kingsoft Cloud Holdings, Ltd. - ADR (a)(b)	56,440	112,316
Vnet Group, Inc. - ADR (a)(b)	34,304	188,672
Total IT Services		2,210,381

Germany - 1.7%
Software - 1.7% (d)
Software AG	17,358	400,114

Israel - 5.0%
Software - 5.0% (d)
JFrog, Ltd. (a)(b)	5,537	122,423
Nice, Ltd. (a)	5,327	1,015,137
Total Software		1,137,560

Japan - 12.7%
IT Services - 12.1% (d)
Hennge KK (a)	7,588	44,040
Itochu Techno-Solutions Corp.	45,073	1,055,742
NS Solutions Corp.	21,367	515,979
SCSK Corp.	69,236	1,047,653
TechMatrix Corp.	10,396	120,244
Total IT Services		2,783,658
Software - 0.6% (d)
Cybozu, Inc.	12,319	127,676
Total Japan		2,911,334

Netherlands - 4.3%
Software - 4.3% (d)
Elastic NV (a)	13,722	984,417

The accompanying notes are an integral part of these financial statements.

11

Wedbush ETFMG TM ETF

Wedbush ETFMG Global Cloud Technology ETF

Schedule of Investments
September 30, 2022 (Continued)

	Shares	Value
Singapore - 2.9%
Real Estate Investment Trusts (REITs) - 2.9%
Digital Core REIT Management Pte, Ltd. (a)	261,798	$183,259
Keppel DC REIT	399,740	473,147
Total Real Estate Investment Trusts (REITs)		656,406

Sweden - 1.2%
Software - 1.2% (d)
Sinch AB (a)	197,055	267,341

United Kingdom - 3.1%
Software - 3.1% (d)
Bytes Technology Group PLC	55,956	262,280
Micro Focus International PLC	78,515	456,211
Total Software		718,491

United States - 50.9%
Communications Equipment - 0.1%
Inseego Corp. (a)(b)	6,002	12,424
IT Services - 12.5% (d)
Cloudflare, Inc. - Class A (a)	12,368	684,074
DigitalOcean Holdings, Inc. (a)(b)	5,404	195,463
Edgio, Inc. (a)	12,249	34,052
Fastly, Inc. - Class A (a)	6,813	62,407
Grid Dynamics Holdings, Inc. (a)	3,752	70,275
Kyndryl Holdings, Inc. (a)	12,642	104,549
MongoDB, Inc. (a)(b)	3,043	604,218
Okta, Inc. (a)	8,796	500,229
Rackspace Technology, Inc. (a)(b)	11,740	47,899
SolarWinds Corp. (a)	8,971	69,525
Switch, Inc. - Class A (b)	13,653	459,970
Unisys Corp. (a)	3,779	28,531
Total IT Services		2,861,192
Software - 32.9% (d)
8x8, Inc. (a)	6,688	23,074
Alteryx, Inc. - Class A (a)	3,819	213,253
Appfolio, Inc. - Class A (a)	1,951	204,309
Appian Corp. (a)	4,039	164,912
Blackbaud, Inc. (a)	2,956	130,241
Box, Inc. - Class A (a)(b)	8,031	195,876
Citrix Systems, Inc.	7,074	735,696
CommVault Systems, Inc. (a)	2,498	132,494
Confluent, Inc. - Class A (a)(b)	15,718	373,617
Coupa Software, Inc. (a)	4,212	247,666
Datadog, Inc. - Class A (a)(b)	7,553	670,555
Domo, Inc. - Class B (a)	1,880	33,821
Dropbox, Inc. - Class A (a)	20,560	426,003
Everbridge, Inc. (a)	2,215	68,399

The accompanying notes are an integral part of these financial statements.

12

Wedbush ETFMG TM ETF

Wedbush ETFMG Global Cloud Technology ETF

Schedule of Investments

September 30, 2022 (Continued)

	Shares	Value

Gitlab, Inc. - Class A (a)(b)	8,234	$421,745
HashiCorp., Inc. - Class A (a)(b)	10,279	330,881
Informatica, Inc. - Class A (a)(b)	15,671	314,517
Intapp, Inc. (a)	3,469	64,766
Jamf Holding Corp. (a)	6,728	149,092
MicroStrategy, Inc. - Class A (a)(b)	630	133,724
N-able, Inc. (a)(b)	10,047	92,734
nCino, Inc. (a)(b)	6,143	209,538
New Relic, Inc. (a)	3,753	215,347
Nutanix, Inc. - Class A (a)(b)	12,504	260,458
PagerDuty, Inc. (a)	4,897	112,974
RingCentral, Inc. - Class A (a)	5,329	212,947
Samsara, Inc. - Class A (a)(b)	28,387	342,631
Smartsheet, Inc. - Class A (a)	7,217	247,976
Sumo Logic, Inc. (a)	6,609	49,568
Teradata Corp. (a)	5,731	178,005
Zendesk, Inc. (a)	6,883	523,796
Zeta Global Holdings Corp. - Class A (a)(b)	11,486	75,922
Total Software		7,556,537
Technology Hardware, Storage & Peripherals - 5.4%
NetApp, Inc.	10,167	628,829
Pure Storage, Inc. - Class A (a)(b)	16,503	451,687
Super Micro Computer, Inc. (a)	2,918	160,694
Total Technology Hardware, Storage & Peripherals		1,241,210
Total United States		11,671,363
TOTAL COMMON STOCKS (Cost $31,403,230)		22,718,792

INVESTMENTS PURCHASED WITH PROCEEDS FROM SECURITIES LENDING COLLATERAL - 26.3%
ETFMG Sit Ultra Short ETF (e)	50,000	2,403,750
Mount Vernon Liquid Assets Portfolio, LLC, 3.18% (c)	3,620,896	3,620,896
TOTAL INVESTMENTS PURCHASED WITH PROCEEDS FROM SECURITIES LENDING COLLATERAL (Cost $6,108,845)		6,024,646

SHORT-TERM INVESTMENTS - 1.1%
Money Market Funds - 1.1%
First American Government Obligations Fund - Class X, 2.77% (c)	253,935	253,935
TOTAL SHORT-TERM INVESTMENTS (Cost $253,935)		253,935

Total Investments (Cost $37,766,010) - 126.5%		28,997,373
Liabilities in Excess of Other Assets - (26.5)%		(6,072,823)
TOTAL NET ASSETS - 100.0%		$22,924,550

The accompanying notes are an integral part of these financial statements.

13

Wedbush ETFMG TM ETF

Wedbush ETFMG Global Cloud Technology ETF

Schedule of Investments

September 30, 2022 (Continued)

Percentages are stated as a percent of net assets.

ADR American Depositary Receipt

PLC Public Limited Company

(a)	Non-income producing security.
(b)	All or a portion of this security was out on loan at September 30, 2022.
(c)	The rate shown is the annualized seven-day yield at period end.
(d)	As of September 30, 2022, the Fund had a significant portion of its assets invested in the Software & IT Services Industries.
(e)	Affiliated security. Please refer to Note 9 of the Notes to Financial Statements.

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor's Financial Services LLC (“S&P”). GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC, doing business as U.S. Bank Global Fund Services ("Fund Services").

The accompanying notes are an integral part of these financial statements.

14

Wedbush ETFMG TM ETF

Wedbush ETFMG Video Game Tech ETF

Schedule of Investments
September 30, 2022

	Shares	Value
COMMON STOCKS - 99.0%
Canada - 0.3%
Interactive Media & Services - 0.3%
Enthusiast Gaming Holdings, Inc. (a)	172,458	$147,320

Cayman Islands - 9.9%
Electronic Equipment, Instruments & Components - 0.3%
VSTECS Holdings, Ltd.	333,584	186,985
Entertainment - 7.4% (d)
Bilibili, Inc. - ADR (a)(b)	53,801	824,231
CMGE Technology Group, Ltd. (a)	886,137	165,946
HUYA, Inc. - ADR (a)(b)	66,716	148,110
iDreamSky Technology Holdings, Ltd. (a)(f)	326,648	150,223
IGG, Inc. (a)	526,819	162,415
Kingsoft Corp., Ltd.	98,523	262,321
NetDragon Websoft Holdings, Ltd.	155,615	283,490
NetEase, Inc. - ADR	5,470	413,532
Sea, Ltd. - ADR (a)(b)	4,923	275,934
XD, Inc. (a)	531,044	1,082,431
Total Entertainment		3,768,633
Interactive Media & Services - 2.2%
Hello Group, Inc. - ADR (b)	57,614	266,177
JOYY, Inc. - ADR (b)	9,990	259,740
Sohu.com, Ltd. - ADR (a)	12,382	198,979
Tencent Holdings, Ltd.	11,655	395,545
Total Interactive Media & Services		1,120,441
Total Cayman Islands		5,076,059

France - 2.5%
Entertainment - 1.7% (d)
Ubisoft Entertainment SA (a)	30,564	848,301
Media - 0.8%
Vivendi SE	55,122	430,664
Total France		1,278,965

Germany - 0.5%
Health Care Equipment & Supplies - 0.5%
Carl Zeiss Meditec AG	2,513	264,634

Israel - 0.5%
Software - 0.5%
ironSource, Ltd. - Class A (a)	75,475	259,634

The accompanying notes are an integral part of these financial statements.

15

Wedbush ETFMG TM ETF

Wedbush ETFMG Video Game Tech ETF

Schedule of Investments
September 30, 2022 (Continued)

	Shares	Value
Italy - 0.4%
Entertainment - 0.4% (d)
Digital Bros SpA	9,223	$204,461

Japan - 20.8%
Entertainment - 15.4% (d)
Akatsuki, Inc.	13,214	190,089
Capcom Co., Ltd.	50,561	1,271,623
COLOPL, Inc.	44,866	210,799
DeNa Co., Ltd.	22,278	281,534
GungHo Online Entertainment, Inc.	18,380	282,564
Koei Tecmo Holdings Co., Ltd.	18,146	297,773
Konami Holdings Corp.	25,803	1,190,935
Mixi, Inc.	17,867	283,072
Nexon Co., Ltd.	68,250	1,203,441
Nintendo Co., Ltd.	32,760	1,325,069
Square Enix Holdings Co., Ltd.	30,568	1,315,820
Total Entertainment		7,852,719
Household Durables - 0.8%
Sony Group Corp. - ADR	6,144	393,523
Interactive Media & Services - 2.6%
Gree, Inc.	222,178	1,352,441
Leisure Products - 1.5%
Bandai Namco Holdings, Inc.	4,166	271,525
Furyu Corp.	30,593	213,282
Sega Sammy Holdings, Inc.	20,769	282,556
Total Leisure Products		767,363
Media - 0.5%
CyberAgent, Inc.	31,518	265,245
Total Japan		10,631,291

Norway - 0.9%
Semiconductors & Semiconductor Equipment - 0.9%
Nordic Semiconductor ASA (a)	34,173	456,644

Poland - 3.1%
Entertainment - 3.1% (d)
CD Projekt SA	77,631	1,569,253

Republic of Korea - 16.0%
Entertainment - 15.2% (d)
Com2uS Corp.	3,688	199,261
Com2uS Holdings Corp. (a)	5,063	153,585
JoyCity Corp. (a)	64,380	160,196
Kakao Games Corp. (a)	36,136	1,077,235
Krafton, Inc. (a)	7,671	1,125,959
NCSoft Corp.	4,802	1,161,314
Neowiz (a)	7,582	195,552

The accompanying notes are an integral part of these financial statements.

16

Wedbush ETFMG TM ETF

Wedbush ETFMG Video Game Tech ETF

Schedule of Investments
September 30, 2022 (Continued)

	Shares	Value

Netmarble Corp. (f)	29,727	$1,065,908
Nexon Co., Ltd. (a)	18,497	192,637
NHN Corp. (a)	11,997	180,286
Pearl Abyss Corp. (a)	33,464	1,091,141
Webzen, Inc. (a)	16,596	172,259
WeMade Entertainment Co., Ltd.	30,274	969,140
Total Entertainment		7,744,473
Hotels, Restaurants & Leisure - 0.4%
DoubleUGames Co., Ltd.	7,079	217,214
Interactive Media & Services - 0.4%
AfreecaTV Co., Ltd.	4,032	179,238
Total Republic of Korea		8,140,925

Sweden - 6.9%
Entertainment - 6.6% (d)
Embracer Group AB (a)(b)	220,738	1,321,725
Modern Times Group MTG AB - Class B (a)	36,319	241,883
Paradox Interactive AB	21,220	339,688
Stillfront Group AB (a)	671,051	1,453,648
Total Entertainment		3,356,944
Technology Hardware, Storage & Peripherals - 0.3%
Tobii AB (a)	101,990	181,875
Total Sweden		3,538,819

Switzerland - 0.6%
Technology Hardware, Storage & Peripherals - 0.6%
Logitech International SA (b)	6,204	285,384

Taiwan, Province of China - 3.4%
Entertainment - 2.9% (d)
Gamania Digital Entertainment Co., Ltd.	112,444	205,770
International Games System Co., Ltd.	110,506	1,253,021
Total Entertainment		1,458,791
Semiconductors & Semiconductor Equipment - 0.5%
Taiwan Semiconductor Manufacturing Co., Ltd. - ADR	3,698	253,535
Total Taiwan, Province of China		1,712,326

United Kingdom - 2.9%
Entertainment - 0.8% (d)
Frontier Developments PLC (a)	13,822	206,492
Team17 Group PLC (a)	51,552	214,124
Total Entertainment		420,616
IT Services - 2.1%
Keywords Studios PLC	40,986	1,051,627
Total United Kingdom		1,472,243

The accompanying notes are an integral part of these financial statements.

17

Wedbush ETFMG TM ETF

Wedbush ETFMG Video Game Tech ETF

Schedule of Investments
September 30, 2022 (Continued)

	Shares	Value
United States - 30.3%
Entertainment - 14.4% (d)
Activision Blizzard, Inc.	16,986	$1,262,739
Electronic Arts, Inc.	10,450	1,209,170
Playstudios, Inc. (a)	62,546	218,286
Playtika Holding Corp. (a)(b)	130,555	1,225,911
ROBLOX Corp. - Class A (a)(b)	34,647	1,241,748
Sciplay Corp. - Class A (a)	69,561	818,037
Skillz, Inc. (a)	169,355	172,742
Take-Two Interactive Software, Inc. (a)	11,053	1,204,777
Total Entertainment		7,353,410
Interactive Media & Services - 2.1%
Alphabet, Inc. - Class C (a)	4,392	422,291
Meta Platforms, Inc. - Class A (a)	2,915	395,507
Ziff Davis, Inc. (a)(b)	3,965	271,523
Total Interactive Media & Services		1,089,321
Semiconductors & Semiconductor Equipment - 3.7%
Advanced Micro Devices, Inc. (a)	5,855	370,973
Cirrus Logic, Inc. (a)	4,078	280,566
Intel Corp. (b)	15,177	391,111
NVIDIA Corp. (b)	3,458	419,767
Qualcomm, Inc.	3,710	419,156
Total Semiconductors & Semiconductor Equipment		1,881,573
Software - 4.4%
AppLovin Corp. - Class A (a)(b)	12,052	234,893
Dolby Laboratories, Inc. - Class A	4,108	267,636
Microsoft Corp.	1,851	431,098
PTC, Inc. (a)(b)	2,627	274,784
Unity Software, Inc. (a)(b)	32,330	1,030,035
Total Software		2,238,446
Specialty Retail - 2.4%
GameStop Corp. - Class A (a)(b)	48,291	1,213,553
Technology Hardware, Storage & Peripherals - 3.3%
Apple, Inc.	3,052	421,786
Corsair Gaming, Inc. (a)(b)	90,890	1,031,601
Western Digital Corp. (a)	7,190	234,035
Total Technology Hardware, Storage & Peripherals		1,687,422
Total United States		15,463,725

Virgin Islands (UK) - 0.0% (h)
Interactive Media & Services - 0.0% (h)
VK Co., Ltd. - ADR (a)(g)	21,975	—
TOTAL COMMON STOCKS (Cost $78,212,638)		50,501,683

The accompanying notes are an integral part of these financial statements.

18

Wedbush ETFMG TM ETF

Wedbush ETFMG Video Game Tech ETF

Schedule of Investments

September 30, 2022 (Continued)

	Shares	Value

INVESTMENTS PURCHASED WITH PROCEEDS FROM SECURITIES LENDING COLLATERAL - 19.6%
ETFMG Sit Ultra Short ETF (e)	75,000	$3,605,625
Mount Vernon Liquid Assets Portfolio, LLC, 3.18% (c)	6,405,926	6,405,926
TOTAL INVESTMENTS PURCHASED WITH PROCEEDS FROM SECURITIES LENDING COLLATERAL (Cost $10,153,774)		10,011,551

SHORT-TERM INVESTMENTS - 0.9%
Money Market Funds - 0.9%
First American Government Obligations Fund - Class X, 2.77% (c)	447,887	447,887
TOTAL SHORT-TERM INVESTMENTS (Cost $447,887)		447,887

Total Investments (Cost $88,814,299) - 119.5%		60,961,121
Liabilities in Excess of Other Assets - (19.5)%		(9,960,392)
TOTAL NET ASSETS - 100.0%		$51,000,729

Percentages are stated as a percent of net assets.

ADR American Depositary Receipt

PLC Public Limited Company

(a)	Non-income producing security.
(b)	All or a portion of this security was out on loan at September 30, 2022.
(c)	The rate shown is the annualized seven-day yield at period end.
(d)	As of September 30, 2022, the Fund had a significant portion of its assets in the Entertainment Industry.
(e)	Affiliated security. Please refer to Note 9 of the Notes to Financial Statements.
(f)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. This security may be resold in transactions exempt from registration to qualified instituational investors. At September 30, 2022, the market value of these securities total $1,216,131, which represents 2.4% of total net assets.
(g)	Value determined using significant unobservable inputs. The value of this security totals $0, which represents 0.0% of total net assets. Classified as Level 3 in the fair value hierarchy.
(h)	Amount is less than 0.05%.

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor's Financial Services LLC (“S&P”). GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC, doing business as U.S. Bank Global Fund Services ("Fund Services").

The accompanying notes are an integral part of these financial statements.

19

Wedbush ETFMG TM ETF

STATEMENTS OF ASSETS AND LIABILITIES

As of September 30, 2022

	Wedbush ETFMG Global Cloud Technology ETF	Wedbush ETFMG Video Game Tech ETF
ASSETS
Investments in unaffiliated securities, at value*	$26,593,623	$57,355,496
Investments in affiliated securities, at value*	2,403,750	3,605,625
Total Investments in securities, at value	28,997,373	60,961,121
Foreign currency*	2,741	—
Receivables:
Dividends and interest receivable	42,593	214,403
Securities lending income receivable	4,377	13,173
Total Assets	29,047,084	61,188,697

LIABILITIES
Collateral received for securities loaned (Note 7)	6,108,845	10,153,774
Foreign currency payable to custodian, at value	—	30
Payables:
Management fees payable	13,689	34,164
Total Liabilities	6,122,534	10,187,968
Net Assets	$22,924,550	$51,000,729

NET ASSETS CONSIST OF:
Paid-in Capital	$43,223,942	$110,498,137
Total Distributable Earnings (Accumulated Losses)	(20,299,392)	(59,497,408)
Net Assets	$22,924,550	$51,000,729

*Identified Cost:

Investments in unaffiliated securities	$35,278,061	$85,066,451
Investments in affiliated securities	2,487,949	3,747,848
Foreign currency	2,741	27

Shares Outstanding^	800,000	1,000,000

Net Asset Value, Offering and Redemption Price per Share	$28.66	$51.00

^ No par value, unlimited number of shares authorized

The accompanying notes are an integral part of these financial statements.

20

Wedbush ETFMG TM ETF

STATEMENTS OF OPERATIONS

For the Year Ended September 30, 2022

	Wedbush ETFMG Global Cloud Technology ETF	Wedbush ETFMG Video Game Tech ETF
INVESTMENT INCOME
Income:
Dividends from unaffiliated securities (net of foreign
withholdings tax and issuance fees	$180,989	$670,709
of $26,074 and $101,013, respectively)
Interest	3,988	4,038
Securities lending income	37,746	203,353
Total Investment Income	222,723	878,100

Expenses:
Management fees	254,728	607,676
Interest fees	—	87
Total Expenses	254,728	607,763
Net Investment Income (Loss)	(32,005)	270,337

REALIZED & UNREALIZED GAIN (LOSS) ON
INVESTMENTS
Net Realized Gain (Loss) on:
Unaffiliated Investments	(1,928,040)	(12,870,200)
In-Kind redemptions	5,675,981	496,760
Foreign currency and foreign currency translation	(8,864)	(162,217)
Net Realized Gain (Loss) on Investments	3,739,077	(12,535,657)
Net Change in Unrealized Appreciation/Depreciation of:
Unaffiliated Investments	(24,540,104)	(19,732,448)
Affiliated Investments	(84,000)	(126,000)
Foreign currency and foreign currency translation	(3,169)	(1,937)
Net Change in Unrealized Appreciation/Depreciation of Investments	(24,627,273)	(19,860,385)
Net Realized and Unrealized Loss on Investments	(20,888,196)	(32,396,042)
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(20,920,201)	$(32,125,705)

The accompanying notes are an integral part of these financial statements.

21

Wedbush ETFMG TM ETF

Wedbush ETFMG Global Cloud Technology ETF

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended September 30, 2022	Year Ended September 30, 2021
OPERATIONS
Net investment loss	$(32,005)	$(61,969)
Net realized gain on investments and In-Kind Redemptions	3,739,077	6,795,041
Net change in unrealized appreciation/depreciation of investments and foreign currency and foreign currency translation	(24,627,273)	3,808,116
Net increase (decrease) in net assets resulting from operations	(20,920,201)	10,541,188

DISTRIBUTIONS TO SHAREHOLDERS
Total distributions from distributable earnings	—	(138,689)

CAPITAL SHARE TRANSACTIONS
Net decrease in net assets derived from net change in outstanding shares	(10,310,485)	(2,762,775)
Transaction Fees (See Note 1)	21	—
Net decrease in net assets from capital share transactions	(10,310,464)	(2,762,775)
Total increase (decrease) in net assets	(31,230,665)	7,639,724

NET ASSETS
Beginning of Year	54,155,215	46,515,491
End of Year	$22,924,550	$54,155,215

Summary of share transactions is as follows:

	Year Ended		Year Ended
	September 30, 2022		September 30, 2021
	Shares	Amount	Shares	Amount
Shares Sold	150,000	$6,614,280	250,000	$13,029,895
Transaction Fees (See Note 1)	—	21	—	—
Shares Redeemed	(400,000)	(16,924,765)	(300,000)	(15,792,670)
Net Transactions in Fund Shares	(250,000)	$(10,310,464)	(50,000)	$(2,762,775)
Beginning Shares	1,050,000		1,100,000
Ending Shares	800,000		1,050,000

The accompanying notes are an integral part of these financial statements.

22

Wedbush ETFMG TM ETF

Wedbush ETFMG Video Game Tech ETF

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended September 30, 2022	Year Ended September 30, 2021
OPERATIONS
Net investment income	$270,337	$952,021
Net realized gain (loss) on investments and In-Kind Redemptions	(12,535,657)	72,924,518
Net change in unrealized appreciation/depreciation of investments and foreign currency and foreign currency translation	(19,860,385)	(35,254,072)
Net increase (decrease) in net assets resulting from operations	(32,125,705)	38,622,467

DISTRIBUTIONS TO SHAREHOLDERS
Total distributions from distributable earnings	(2,457,762)	(1,207,000)

CAPITAL SHARE TRANSACTIONS
Net decrease in net assets derived from net change in outstanding shares	(14,860,700)	(58,836,885)
Transaction Fees (See Note 1)	17,554	150,154
Net decrease in net assets from capital share transactions	(14,843,146)	(58,686,731)
Total decrease in net assets	(49,426,613)	(21,271,264)

NET ASSETS
Beginning of Year	100,427,342	121,698,606
End of Year	$51,000,729	$100,427,342

Summary of share transactions is as follows:

	Year Ended		Year Ended
	September 30, 2022		September 30, 2021
	Shares	Amount	Shares	Amount
Shares Sold	50,000	$4,398,985	1,800,000	$164,928,820
Transaction Fees (See Note 1)	—	17,554	—	150,154
Shares Redeemed	(250,000)	(19,259,685)	(2,400,000)	(223,765,705)
Net Transactions in Fund Shares	(200,000)	$(14,843,146)	(600,000)	$(58,686,731)
Beginning Shares	1,200,000		1,800,000
Ending Shares	1,000,000		1,200,000

The accompanying notes are an integral part of these financial statements.

23

Wedbush ETFMG TM ETF

Wedbush ETFMG Global Cloud Technology ETF

FINANCIAL HIGHLIGHTS

For a capital share outstanding throughout the year

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	September 30,	September 30,	September 30,	September 30,	September 30,
	2022	2021	2020	2019	2018

Net Asset Value, Beginning of Year	$51.58	$42.29	$35.92	$39.05	$36.14
Income (Loss) from Investment Operations:
Net investment income (loss) [1]	(0.03)	(0.03)	0.26	0.28	0.15
Net realized and unrealized gain (loss) on investments	(22.89)	9.45	6.34	(3.11)	3.08
Total from investment operations	(22.92)	9.42	6.60	(2.83)	3.23
Less Distributions:
Distributions from net investment income	—	(0.13)	(0.23)	(0.30)	(0.13)
Net realized gains	—	—	—	—	(0.19)
Total distributions	—	(0.13)	(0.23)	(0.30)	(0.32)
Net asset value, end of year	$28.66	$51.58	$42.29	$35.92	$39.05
Total Return	(44.44)%	22.28%	18.58%	(7.23)%	9.03%

Ratios/Supplemental Data:
Net assets at end of year (000’s)	$22,925	$54,155	$46,515	$37,720	$50,771

Gross Expenses to Average Net Assets	0.68%	0.68%	0.71%[2]	0.75%	0.75%
Net Investment Income (Loss) to Average Net
Assets	(0.09)%	(0.06)%	0.70%	0.83%	0.42%
Portfolio Turnover Rate	28%	14%	104%	38%	42%

[1]	Calculated based on average shares outstanding during the year.
[2]	Effective April 7, 2020, the Fund’s expense ratio was reduced to 0.68%.

The accompanying notes are an integral part of these financial statements.

24

Wedbush ETFMG TM ETF

Wedbush ETFMG Video Game Tech ETF

FINANCIAL HIGHLIGHTS

For a capital share outstanding throughout the year

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	September 30,	September 30,	September 30,	September 30,	September 30,
	2022	2021	2020	2019	2018

Net Asset Value, Beginning of Year	$83.69	$67.61	$41.50	$47.49	44.37
Income (Loss) from Investment Operations:
Net investment income [1]	0.25	0.74	0.25	0.52	0.74
Net realized and unrealized gain (loss) on investments	(30.82)	15.96	26.26	(5.87)	2.98
Total from investment operations	(30.57)	16.70	26.51	(5.35)	3.72
Less Distributions:
Distributions from net investment income	(2.14)	(0.72)	(0.41)	(0.65)	(0.59)
Net realized gains	—	—	—	—	(0.03)
Total distributions	(2.14)	(0.72)	(0.41)	(0.65)	(0.62)
Capital Share Transactions:
Transaction fees added to paid-in capital	0.02	0.10	0.01	0.01	0.02
Net asset at end of year	$51.00	$83.69	$67.61	$41.50	47.49
Total Return	(37.58)%	24.91%	64.12%	(11.26)%	8.38%

Ratios/Supplemental Data:
Net assets at end of year (000’s)	$51,001	$100,427	$121,699	$83,000	$130,609

Gross Expenses to Average Net Assets	0.75%	0.75%	0.75%	0.75%	0.75%
Net Investment Income to Average Net Assets	0.33%	0.87%	0.51%	1.22%	1.48%
Portfolio Turnover Rate	53%	89%	53%	38%	42%

[1]	Calculated based on average shares outstanding during the year.

The accompanying notes are an integral part of these financial statements.

25

Wedbush ETFMG TM ETF

NOTES TO FINANCIAL STATEMENTS

September 30, 2022

NOTE 1 – ORGANIZATION

Wedbush ETFMG Global Cloud Technology ETF (“IVES”) and Wedbush ETFMG Video Game Tech ETF (“GAMR”) (each a “Fund”, or collectively the “Funds”) are a series of ETF Managers Trust (the “Trust”), an open-end management investment company consisting of multiple investment series, organized as a Delaware statutory trust on July 1, 2009. The Trust is registered with the U.S. Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company and the offering of the Fund’s shares (“Shares”) is registered under the Securities Act of 1933, as amended (the “Securities Act”).

The Wedbush ETFMG Global Cloud Technology ETF seeks to provide investment results that, before fees and expenses, correspond generally to the price and yield performance of the Dan Ives Global Cloud Technology Prime Index (the “Index”). The Index is designed to include the securities of companies across the globe that are: i) engaged in providing infrastructure, equipment, connectivity, data back-up and storage services, and data center management for enterprise- based software applications, or ii) engaged in providing cloud-based software platforms that enable businesses to move data and software applications onto the cloud - cloud-enabling Software as a Service (SaaS) technologies. These companies are known collectively as “Cloud Technology Companies.” The Cloud Technology Companies will have a minimum market capitalization of $200 million and a maximum market capitalization of $10 billion.

Effective April 17, 2020, the name ETFMG Video Game Tech ETF has changed to the Wedbush ETFMG Video Game Tech ETF.

The following table is a summary of the Strategy Commencement Date and Strategy of the Funds:

Fund Ticker	Strategy Commencement Date	Strategy
Wedbush ETFMG Global Cloud Technology ETF	4/7/2020	Seeks to provide investment results that, before fees and expenses, correspond generally to the price and yield performance of the Dan Ives Global Cloud Technology Prime™ Index NTR.
Wedbush ETFMG Video Game Tech ETF	3/8/2016	Seeks to provide investment results that, before fees and expenses, correspond generally to the price and yield performance of the EEFund Video Game Tech™ Index.

The Funds currently offer one class of shares, which has no front end sales load, no deferred sales charges, and no redemption fees. The Funds may issue an unlimited number of shares of beneficial interest, with no par value. All shares of the Funds have equal rights and privileges.

Shares of the Funds are listed and traded on the NASDAQ Stock Market, LLC. Market prices for the Shares may be different from their net asset value (“NAV”). The Funds issue and redeem Shares on a continuous basis at NAV only in blocks of 50,000 shares, called “Creation Units.” Creation Units are issued and redeemed principally in-kind for securities included in the Index. Once created, Shares generally trade in the secondary market at market prices that change throughout the day in quantities less than a Creation Unit. Except when aggregated in Creation Units, Shares are not redeemable securities of the Funds. Shares of the Funds may only be purchased or redeemed by certain financial institutions (“Authorized Participants”). An Authorized Participant is either (i) a broker-dealer or other participant in the clearing process through the Continuous Net Settlement System of the National Securities Clearing Corporation or (ii) a DTC participant and, in each case, must have executed a Participant Agreement with the Distributor. Most retail investors do not qualify as Authorized Participants nor have the resources to buy and sell whole Creation Units. Therefore, they are unable to purchase or redeem the Shares directly from the Funds. Rather, most retail investors may purchase Shares in the secondary market with the assistance of a broker and may be subject to customary brokerage commissions or fees.

26

Wedbush ETFMG TM ETF

NOTES TO FINANCIAL STATEMENTS

September 30, 2022 (Continued)

Authorized Participants transacting in Creation Units for cash may pay an additional variable charge to compensate the relevant Fund for certain transaction costs (i.e., brokerage costs) and market impact expenses relating to investing in portfolio securities. Such variable charges, if any, are included in “Transaction Fees” in the Statements of Changes in Net Assets.

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Funds. These policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”).

The Funds follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standard Codification Topic 946 Financial Services – Investment Companies.

The Funds may invest in certain other investment companies (underlying funds). For specific investments in underlying funds, please refer to the complete schedule of portfolio holdings on Form N-CSR(S) for this reporting period, which is filed with the SEC. For more information about the underlying fund’s operations and policies, please refer to those funds’ semiannual and annual reports, which are filed with the SEC.

A.	Security Valuation. Securities listed on a securities exchange, market or automated quotation system for which quotations are readily available (except for securities traded on NASDAQ), including securities traded over the counter, are valued at the last quoted sale price on the primary exchange or market (foreign or domestic) on which they are traded on the valuation date (or at approximately 4:00 pm Eastern Time if a security’s primary exchange is normally open at that time), or, if there is no such reported sale on the valuation date, at the most recent quoted bid price. For securities traded on NASDAQ, the NASDAQ Official Closing Price will be used.

Securities for which quotations are not readily available are valued at their respective fair values as determined in good faith by ETF Managers Group, LLC (the “Adviser”), using procedures adopted by the Board of Trustees (the “Board”). When a security is “fair valued,” consideration is given to the facts and circumstances relevant to the particular situation, including a review of various factors set forth in the pricing procedures adopted by the Funds’ Board. The use of fair value pricing by the Funds may cause the NAV of its shares to differ significantly from the NAV that would be calculated without regard to such considerations. As of September 30, 2022, the Wedbush ETFMG Video Game Tech ETF held one security that was fair valued by the Adviser.

As described above, the Funds utilize various methods to measure the fair value of its investments on a recurring basis. U.S. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of inputs are:

Level 1	Unadjusted quoted prices in active markets for identical assets or liabilities that the Funds have the ability to access.

Level 2	Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

27

Wedbush ETFMG TM ETF

NOTES TO FINANCIAL STATEMENTS

September 30, 2022 (Continued)

Level 3	Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available; representing the Funds’ own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The following is a summary of the inputs used to value the Funds’ net assets as of September 30, 2022:

Wedbush ETFMG Global Cloud Technology ETF
Assets^	Level 1	Level 2	Level 3	Total
Common Stocks	$22,718,792	$—	$—	$22,718,792
Short Term Investments	253,935	—	—	253,935
ETFMG Sit Ultra Short ETF**	2,403,750	—	—	2,403,750
Investments Purchased with Securities Lending Collateral*	—	—	—	3,620,896
Total Investments in Securities	$25,376,477	$—	$—	$28,997,373

Wedbush ETFMG Video Game Tech ETF
Assets^	Level 1	Level 2	Level 3		Total
Common Stocks	$50,501,683	$—	$—	(1)	$50,501,683
Short Term Investments	447,887	—	—		447,887
ETFMG Sit Ultra Short ETF**	3,605,625	—	—		3,605,625
Investments Purchased with Securities Lending Collateral*	—	—	—		6,405,926
Total Investments in Securities	$54,555,195	$—	$—		$60,961,121

(1)	Includes a security valued at $0 with a cost of $463,445.
^	See Schedule of Investments for classifications by country and industry
*	Certain investments that are measured at fair value used the net asset value per share (or its equivalent) practical expediant have not been categorized in the fair value hierarchy. The fair value amounts presented in the table are intended to permit reconciliation of the fair value hierarchy to the amounts presented in the Schedules of Investments.
**	Investment was purchased with collateral.

28

Wedbush ETFMG TM ETF

NOTES TO FINANCIAL STATEMENTS

September 30, 2022 (Continued)

B.	Federal Income Taxes. The Funds have elected to be taxed as a “regulated investment company” and intend to distribute substantially all taxable income to their shareholders and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. Therefore, no provisions for federal income taxes or excise taxes have been made.

To avoid imposition of the excise tax applicable to regulated investment companies, the Funds intend to declare each year as dividends, in each calendar year, at least 98.0% of its net investment income (earned during the calendar year) and 98.2% of its net realized capital gains (earned during the twelve months ended October 31) plus undistributed amounts, if any, from prior years.

Net capital losses incurred after October 31, within the taxable year are deemed to arise on the first business day of the Funds’ next taxable year.

The Funds recognize the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. The Funds have analyzed their tax position and have concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions expected to be taken in the Funds’ 2022 tax returns. The Funds identify its major tax jurisdictions as U.S. Federal, the State of New Jersey, and the State of Delaware; however the Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

As of September 30, 2022, management has reviewed the tax positions for open periods (for federal purposes, three years from the date of filing and for state purposes, generally a range of three to four years from the date of filing) as applicable to the Funds, and has determined that no provision for income tax is required in the Funds’ financial statements.

C.	Security Transactions and Investment Income. Investment securities transactions are accounted for on the trade date. Gains and losses realized on sales of securities are determined on a specific identification basis. Discounts/premiums on debt securities purchased are accreted/amortized over the life of the respective securities using the effective interest method. Dividend income is recorded on the ex-dividend date. Interest income is recorded on an accrual basis. Income, including gains, from investments in foreign securities received by the Funds may be subject to income, withholding or other taxes imposed by foreign countries.

D.	Foreign Currency Translations and Transactions. The Funds may engage in foreign currency transactions. Foreign currency transactions are translated into U.S. dollars on the following basis: (i) market value of investment securities, assets and liabilities at the daily rates of exchange, and (ii) purchases and sales of investment securities, dividend and interest income and certain expenses at the rates of exchange prevailing on the respective dates of such transactions. For financial reporting purposes, the Funds do not isolate changes in the exchange rate of investment securities from the fluctuations arising from changes in the market prices of securities for unrealized gains and losses. However, for federal income tax purposes, the Funds do isolate and treat as ordinary income the effect of changes in foreign exchange rates on realized gains or losses from the sale of investment securities and payables and receivables arising from trade-date and settlement-date differences.

E.	Distributions to Shareholders. Distributions to shareholders from net investment income, if any are generally declared and paid by the Funds on a quarterly basis. Net realized gains on securities of the Funds normally are declared and paid on an annual basis. Distributions are recorded on the ex-dividend date.

29

Wedbush ETFMG TM ETF

NOTES TO FINANCIAL STATEMENTS

September 30, 2022 (Continued)

F.	Use of Estimates. The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements, as well as the reported amounts of revenues and expenses during the period. Actual results could differ from those estimates.

G.	Share Valuation. The NAV per share of each Fund is calculated by dividing the sum of the value of the securities held by each Fund, plus cash and other assets, minus all liabilities (including estimated accrued expenses) by the total number of shares outstanding of each Fund, rounded to the nearest cent. Each Fund’s shares will not be priced on the days on which the NYSE is closed for trading. The offering and redemption price per share for each Fund is equal to each Fund’s NAV per share.

H.	Guarantees and Indemnifications. In the normal course of business, the Funds enter into contracts with service providers that contain general indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

NOTE 3 – RISK FACTORS

Investing in Wedbush Global Cloud Technology ETF and the Wedbush Video Game Tech ETF may involve certain risks, as discussed in each Fund’s prospectus, including, but not limited to, those described below. Any of these risks could cause an investor to lose money.

Market Risk. Financial markets rise and fall in response to a variety of factors, sometimes rapidly and unpredictably. As with any investment whose performance is tied to these markets, the value of an investment in a fund will fluctuate, which means that an investor could lose money over short or long periods.

Investment Style Risk. The Funds are not actively managed. Therefore, the Funds follow the securities included in its respective index during upturns as well as downturns. Because of its indexing strategy, the Funds do not take steps to reduce market exposure or to lessen the effects of a declining market. In addition, because of the Funds’ expenses, the Funds’ performance may be below that of its index.

Equity Risk. The prices of equity securities rise and fall daily. These price movements may result from factors affecting individual companies, industries or the securities market as a whole. In addition, equity markets tend to move in cycles which may cause stock prices to fall over short or extended periods of time.

Securities Lending Risk. Securities lending involves the risk of loss of rights in, or delay in recovery of, the loaned securities if the borrower fails to return the security loaned or becomes insolvent.

Concentration Risk. To the extent that the Funds’ or its underlying index’s portfolio is concentrated in the securities of issuers in a particular market, industry, group of industries, sector or asset class, the Funds may be adversely affected by the performance of those securities, may be subject to increased price volatility and may be more vulnerable to adverse economic, market, political or regulatory occurrences affecting that market, industry, group of industries, sector or asset class.

Natural Disaster/Epidemic Risk. Natural or environmental disasters, such as earthquakes, fires, floods, hurricanes, tsunamis and other severe weather-related phenomena generally, and widespread disease, including pandemics and epidemics (for example, the novel coronavirus COVID-19), have been and can be highly disruptive to economies and markets and have recently led, and may continue to lead, to increased market volatility and significant market losses. Such natural disaster and health crises could exacerbate political, social, and economic risks previously mentioned, and result in significant breakdowns, delays, shutdowns, social isolation, and other disruptions to important global, local and regional supply chains affected, with potential corresponding results on the operating performance of the Funds and their investments. A climate of uncertainty and panic, including the contagion of infectious viruses or diseases, may adversely affect lobal, regional, and local economies and reduce the availability of potential investment opportunities, and increases the difficulty of performing due diligence and modeling market conditions, potentially reducing the accuracy of financial projections. Under the circumstances, the Funds may have difficulty achieving their investment objectives which may adversely impact performance. Further, such events can be highly disruptive to economies and markets, significantly disrupt the operations of individual companies (including, but not limited to, the Funds’ Sponsor and third party service providers), sectors, industries, markets, securities and commodity exchanges, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of the Funds’ investments. These factors can cause substantial market volatility, exchange trading suspensions and closures and can impact the ability of the Funds to complete redemptions and otherwise affect Fund performance and Fund trading in the secondary market. A wide spread crisis may also affect the global economy in ways that cannot necessarily be foreseen at the current time. How long such events will last and whether they will continue or recur cannot be predicted. Impacts from these events could have significant impact on a Fund’s performance, resulting in losses to the Funds.

30

Wedbush ETFMG TM ETF

NOTES TO FINANCIAL STATEMENTS

September 30, 2022 (Continued)

On February 24, 2022, Russia commenced a military attack on Ukraine. The outbreak of hostilities between the two countries could result in more widespread conflict and could have a severe adverse effect on the region and the markets. In addition, sanctions imposed on Russia by the United States and other countries, and any sanctions imposed in the future could have a significant adverse impact on the Russian economy and related markets. The price and liquidity of investments may fluctuate widely as a result of the conflict and related events. How long such conflict and related events will last and whether it will escalate further cannot be predicted, nor its effect on the Funds.

A complete description of the principal risks is included in each Fund’s prospectus under the heading “Principal Investment Risks.”

NOTE 4 – MANAGEMENT AND OTHER CONTRACTS

Under the Investment Advisory Agreement, the Adviser has agreed to pay all expenses of the Funds, except for: the fee paid to the Adviser pursuant to the Investment Advisory Agreement, interest charges on any borrowings, taxes, brokerage commissions and other expenses incurred in placing orders for the purchase and sale of securities and other investment instruments, acquired fund fees and expenses, accrued deferred tax liability, extraordinary expenses, and distribution (12b-1) fees and expenses (collectively, “Excluded Expenses”).

Wedbush Securities, Inc. (“Wedbush”) has entered into a licensing and marketing support agreement with Exchange Traded Managers Group LLC (“Parent”), the parent company of the Adviser (the “Wedbush Agreement”) . Pursuant to the Wedbush Agreement, Wedbush has agreed to (i) license the name Wedbush for the use of the Adviser; (ii) consult with the Adviser and prepare educational materials, research materials, and updates on regulation of the global video gaming technology and global cloud computing ecosystem; and (iii) provide support in connection with phone calls, appearances, and written content relating to the marketing of IVES and GAMR. Wedbush will also assumes the obligation of the Adviser to pay certain expenses of IVES and GAMR. Although Wedbush has agreed to be responsible for the payment of certain expenses of IVES and GAMR, the Adviser retains the ultimate obligation to the Funds to pay such expenses.

31

Wedbush ETFMG TM ETF

NOTES TO FINANCIAL STATEMENTS

September 30, 2022 (Continued)

Advisory Fees:

Wedbush ETFMG Global Cloud Technology ETF	0.68%
Wedbush ETFMG Video Game Tech ETF	0.75%

The Adviser has entered into an agreement with its affiliate, ETFMG Financial LLC to serve as distributor to the Funds (the “Distributor”) . The Distributor provides marketing support for the Funds, including distributing marketing materials related to the Funds.

In May, 2020, Wedbush acquired a minority, non-voting, equity interest in Parent. Wedbush is not however, an affiliate of the Funds, the Adviser, the Funds’ distributor or any of their respective affiliates. Wedbush does not make investment decisions, provide investment advice, or otherwise act in the capacity of an investment adviser to the Funds. Additionally, Wedbush is not involved in the maintenance of the Index and does not otherwise act in the capacity of an index provider.

Level ETF Ventures, LLC serves as the index provider for GAMR and IVES.

U.S. Bancorp Fund Services, LLC doing business as U.S. Bank Global Fund Services (the “Administrator”) provides fund accounting, fund administration, and transfer agency services to the Funds. The Adviser compensates the Administrator for these services under an administration agreement between the two parties.

The Adviser pays each independent Trustee a quarterly fee for service to the Funds. Each Trustee is also reimbursed by the Adviser for all reasonable out-of-pocket expenses incurred in connection with his duties as Trustee, including travel and related expenses incurred in attending Board meetings.

NOTE 5 – DISTRIBUTION PLAN

Each Fund has adopted a Plan of Distribution pursuant to Rule 12b-1 under the 1940 Act. Under the Plan, the Funds may pay compensation to the Distributor or any other distributor or financial institution with which the Trust has an agreement with respect to the Funds, with the amount of such compensation not to exceed an annual rate of 0.25% of each Fund’s average daily net assets. For the year ended September 30, 2022, the Funds did not incur any 12b-1 expenses.

NOTE 6 - PURCHASES AND SALES OF SECURITIES

The costs of purchases and sales of securities, excluding short-term securities and in-kind transactions, during the year ended September 30, 2022:

	Purchases	Sales
Wedbush ETFMG Global Cloud Technology ETF	$11,092,907	$12,095,559
Wedbush ETFMG Video Game Tech ETF	$44,481,926	$51,233,536

The costs of purchases and sales of in-kind transactions associated with creations and redemptions during the year ended September 30, 2022:

	Purchases In-	Sales In-
	Kind	Kind

Wedbush ETFMG Global Cloud Technology ETF	$6,542,720	$15,699,800
Wedbush ETFMG Video Game Tech ETF	$3,014,096	$13,718,051

32

Wedbush ETFMG TM ETF

NOTES TO FINANCIAL STATEMENTS

September 30, 2022 (Continued)

Purchases in-kind are the aggregate of all in-kind purchases and sales in-kind are the aggregate of all in-kind sales. Net capital gains or losses resulting from in-kind redemptions are excluded from the Funds’ determination of taxable gains and are not distributed to shareholders.

There were no purchases or sales of U.S. Government obligations during the year ended September 30, 2022.

NOTE 7 — SECURITIES LENDING

The Funds may lend up to 33 1/3% of the value of the securities in their portfolio to brokers, dealers and financial institutions (but not individuals) under terms of participation in a securities lending program administered by U.S. Bank N.A. (“the Custodian”) . The securities lending agreement requires that loans are collateralized at all times in an amount equal to at least 102% of the value of any loaned securities at the time of the loan, plus accrued interest. The Funds receive compensation in the form of fees and earns interest on the cash collateral. The amount of fees depends on a number of factors including the type of security and length of the loan. The Funds continue to receive interest payments or dividends on the securities loaned during the borrowing period. Gain or loss in the fair value of securities loaned that may occur during the term of the loan will be for the account of the Funds. The Funds have the right under the terms of the securities lending agreement to recall the securities from the borrower on demand. The cash collateral is invested by the Custodian in accordance with approved investment guidelines. Those guidelines require the cash collateral to be invested in readily marketable, high quality, short-term obligations, either directly on behalf of each Fund or through one or more joint accounts, money market funds, or short-term bond funds, including those advised by or affiliated with the Adviser; however, all such investments are subject to risk of payment delays or default on the part of the issuer or counterparty or otherwise may not generate sufficient interest to support the costs associated with securities lending. Other investment companies in which a Fund may invest cash collateral can be expected to incur fees and expenses for operations, such as investment advisory and administration fees, which would be in addition to those incurred by the Fund, and which may be received in full or in part by the Adviser. Pursuant to guidance issued by the SEC staff, fees and expenses of money market funds used for cash collateral received in connection with loans of securities are not treated as Acquired Fund Fees and Expenses, which reflect a Fund’s pro rata share of the fees and expenses incurred by other investment companies in which the Fund invests (as disclosed in the Prospectus, as applicable). The Fund could also experience delays in recovering its securities and possible loss of income or value if the borrower fails to return the borrowed securities, although the Fund is indemnified from this risk by contract with the securities lending agent.

As of September 30, 2022, the value of the securities on loan and payable for collateral due to broker were as follows:

Value of Securities on Loan Collateral Received
Fund	Values of Securities on Loan	Fund Collateral Received*
Wedbush ETFMG Global Cloud Technology ETF	$5,968,662	$6,108,845
Wedbush ETFMG Video Game Tech ETF	9,887,069	10,153,774

*   The cash collateral received was invested in the Mount Vernon Liquid Assets Portfolio, an investment with an overnight and continuous maturity, and ETFMG Sit Ultra Short ETF, as shown on the Schedule of Investments.

33

Wedbush ETFMG TM ETF

NOTES TO FINANCIAL STATEMENTS

September 30, 2022 (Continued)

NOTE 8 – FEDERAL INCOME TAXES

The components of distributable earnings (losses) and cost basis of investments for federal income tax purposes at September 30, 2022, the Funds’ most recent fiscal year end, were as follows:

	Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Wedbush ETFMG Global Cloud Technology ETF	$38,309,087	$2,083,156	$(11,394,870)	$(9,311,714)
Wedbush ETFMG Video Game Tech ETF	93,159,459	770,505	(32,968,843)	(32,198,338)

The difference between the tax cost of investments and the cost of investments for GAAP purposes is primarily due to the tax treatment of wash sale losses.

As of September 30, 2022, the Funds’ most recent fiscal year end, the components of distributable earnings (loss) on a tax basis were as follows:

	Undistributed Ordinary Income	Undistributed Long-Term Gain	Total Distributable Earnings	Other Accumulated (Loss)	Total Accumulated Gain
Wedbush ETFMG Global Cloud Technology ETF	$—	$—	$—	$(10,987,678)	$(20,299,392)
Wedbush ETFMG Video Game Tech ETF	—	—	—	(27,299,070)	(59,497,408)

The difference between the tax cost of investments and the cost of investments for GAAP purposes is primarily due to the tax treatment of wash sale losses.

As of September 30, 2022, the Funds’ most recent fiscal year end, the Funds had accumulated capital loss carryovers of:

	Capital Loss Carryover ST	Capital Loss Carryover LT	Expires
Wedbush ETFMG Global Cloud Technology ETF	$(2,506,670)	$(8,370,316)	Indefinite
Wedbush ETFMG Video Game Tech ETF	(13,959,983)	(13,174,970)	Indefinite

Under current tax law, capital and currency losses realized after October 31 of a Fund’s fiscal year may be deferred and treated as occurring on the first business day of the following fiscal year for tax purposes. The following Funds had deferred post-October capital and currency losses, which will be treated as arising on the first business day of the year ending September 30, 2022, the Funds’ most recent fiscal year end.

	Later Year Ordinary Loss	Post-October Loss
Wedbush ETFMG Global Cloud Technology ETF	$(92,369)	$—
Wedbush ETFMG Video Game Tech ETF	(162,052)	—

34

Wedbush ETFMG TM ETF

NOTES TO FINANCIAL STATEMENTS

September 30, 2022 (Continued)

U.S. GAAP requires that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. For the fiscal year ended September 30, 2022, the following table shows the reclassifications made:

	Total Distributable Earnings/(Loss)	Paid-In Capital
Wedbush ETFMG Global Cloud Technology ETF	$(4,954,548)	$4,954,548
Wedbush ETFMG Video Game Tech ETF	1,090,255	(1,090,255)

The tax charter of distributions paid during the year ended September 30, 2022, and the year ended September 30, 2021 were as follows:

	Year Ended September 30, 2022		Year Ended September 30, 2021
	From Ordinary Income	From Capital Gains	From Ordinary Income	From Capital Gains
Wedbush ETFMG Global Cloud Technology ETF	$—	$—	$138,689	$—
Wedbush ETFMG Video Game Tech ETF	2,457,762	—	1,207,000	—

NOTE 9 – INVESTMENTS IN AFFILIATES

Wedbush ETFMG Global Cloud Technology ETF

Wedbush ETFMG Global Cloud Technology ETF owned the following company during the year ended September 30, 2022. ETFMG Sit Ultra Short ETF is deemed to be an affiliate of the Fund as defined by the 1940 Act as of the year ended September 30, 2022. Transactions during the year in the security were as follows:

Security Name	Value, at September 30, 2021	Purchases	Sales	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Dividend Income	Value, at September 30, 2022	Ending Shares
ETFMG Sit Ultra Short ETF	$2,487,750	$—	$—	$—	$(84,000)	$—	$2,403,750	50,000

Wedbush ETFMG Video Game Tech ETF

Wedbush ETFMG Video Game Tech ETF owned the following company during the year ended September 30, 2022. ETFMG Sit Ultra Short ETF is deemed to be an affiliate of the Fund as defined by the 1940 Act as of the year ended September 30, 2022. Transactions during the year in the security were as follows:

Security Name	Value, at September 30, 2021	Purchases	Sales	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Dividend Income	Value, at September 30, 2022	Ending Shares
ETFMG Sit Ultra Short ETF	$3,731,625	$—	$—	$—	$(126,000)	$—	$3,605,625	75,000

35

Wedbush ETFMG TM ETF

NOTES TO FINANCIAL STATEMENTS

September 30, 2022 (Continued)

NOTE 10 – LEGAL MATTERS

The Trust, the Adviser, and certain officers and affiliated persons of the Adviser (together with the Adviser, the “Adviser Defendants”) were named as defendants in an action filed December 21, 2021, in the Superior Court of New Jersey, Union County, captioned PureShares, LLC, d/b/a PureFunds et al. v. ETF Managers Group, LLC et al., Docket No. UNN-C-152-21 (the “NJ Action”). The NJ Action asserted breach of contract and other tort claims and sought damages in unspecified amounts and injunctive relief. On May 25, 2022, the court in the NJ Action dismissed with prejudice all claims asserted against the Trust, as well as all contract claims and all except one tort claim asserted against the Adviser Defendants.

As of September 30, 2022, there were no adjustments made to the accompanying financial statements based on the above legal matters.

NOTE 11 – SUBSEQUENT EVENTS

In preparing these financial statements, the Funds have evaluated events and transactions for potential recognition or disclosure through the date the financial statements were issued. This evaluation did not result in any subsequent events that necessitated disclosures and/or adjustments to the financial statements.

36

Wedbush ETFMG TM ETF

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of ETF Managers Trust

and the Shareholders of Wedbush ETFMG Video Game Tech ETF and Wedbush ETFMG Global Cloud Technology ETF :

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Wedbush ETFMG Video Game Tech ETF and Wedbush ETFMG Global Cloud Technology ETF (the “Funds”) (certain of the Funds comprising ETF Managers Trust), as of September 30, 2022, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the periods indicated therein, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Funds as of September 30, 2022, and the results of their operations for the year then ended, the changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of September 30, 2022 by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

/s/WithumSmith+Brown, PC

We have served as the auditor for one or more series of the Trust since 2013.

New York, New York

November 29, 2022

37

Wedbush ETFMG TM ETF

Expense Example

Six Months Ended September 30, 2022 (Unaudited)

As a shareholder of the Funds you incur two types of costs: (1) transaction costs, including brokerage commissions on purchases and sales of Fund shares, and (2) ongoing costs, including management fees and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other funds. The examples are based on an investment of $1,000 for the period of time as indicated in the table below.

Actual Expenses

The first line of the table provides information about actual account values based on actual returns and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then, multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period’’ to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table provides information about hypothetical account values based on a hypothetical return and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales of Fund shares. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. If these transactional costs were included, your costs would have been higher.

Fund Name	Beginning Account Value April 1, 2022	Ending Account Value September 30, 2022	Expenses Paid During the Period^	Annualized Expense Ratio During the Period April 1, 2022 to September 30, 2022
Wedbush ETFMG Global Cloud Technology ETF
Actual	$1,000.00	$708.90	2.91	0.68%
Hypothetical (5% annual)	1,000.00	1,021.66	3.45	0.68%
Wedbush ETFMG Video Game Tech ETF
Actual	1,000.00	668.50	3.14	0.75%
Hypothetical (5% annual)	1,000.00	1,021.31	3.80	0.75%

^  The dollar amounts shown as expenses paid during the period are equal to the annualized six-month expense ratio multiplied by the average account value during the period, multiplied by 183/365 (to reflect the one-half year period).

38

Wedbush ETFMG TM ETF

SUPPLEMENTARY INFORMATION

September 30, 2022 (Unaudited)

NOTE 1 – FREQUENCY DISTRIBUTION OF PREMIUMS AND DISCOUNTS

Information regarding how often shares of each Fund traded on the Exchange at a price above (i.e., at a premium) or below (i.e., at a discount) the NAV is available on the Fund’s website at www.etfmgfunds.com.

NOTE 2 – FEDERAL TAX INFORMATION

Qualified Dividend Income/Dividends Received Deduction

For the fiscal year ended September 30, 2022, certain dividends paid by the Funds may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Reconciliation Act of 2003. The percentage of dividends declared from ordinary income designated as qualified dividend income was as follows:

Fund Name	Qualified Dividend Income
Wedbush ETFMG Global Cloud Technology	0.00%
Wedbush ETFMG Video Game Tech ETF	62.64%

For corporate shareholders, the percent of ordinary income distributions qualifying for the corporate dividends received deduction for the fiscal year ended September 30, 2022 was as follows:

Fund Name	Dividends Received Deduction
Wedbush ETFMG Global Cloud Technology	0.00%
Wedbush ETFMG Video Game Tech ETF	4.48%

Short Term Capital Gain

The percentage of taxable ordinary income distributions that are designated as short-term capital gain distributions under Internal Revenue Section 871 (k)(2)(C) for each Fund were as follows:

Fund Name	Short-Term Capital Gain
Wedbush ETFMG Global Cloud Technology	0.00%
Wedbush ETFMG Video Game Tech ETF	0.00%

During the year ended September 30, 2022, the Funds did not declare any long-term realized gains distributions.

Pursuant to Section 853 of the Internal Revenue Code the Fund designated the following amounts as foreign taxes paid for the year ended September 30, 2022. Foreign taxes paid for purposes of Section 853 may be less than actual foreign taxes paid for financial statement purposes.

Per Share
	Gross		Gross
	Foreign	Foreign	Foreign	Foreign	Shares
	Source	Taxes	Source	Taxes	Outstanding
Fund	Income	Passthrough	Income	Passthrough	at 9/30/22
Wedbush ETFMG Video Game Tech ETF	770,396	93,273	0.77039600	0.09327300	1,000,000

Foreign taxes paid or withheld should be included to taxable income with an offsetting deduction from gross income or as a credit for taxes paid to foreign governments. Above figures may differ from those cited elsewhere in this report due to difference in the calculation of income and gains under GAAP purposes and Internal Revenue Service purposes.

39

Wedbush ETFMG TM ETF

SUPPLEMENTARY INFORMATION

September 30, 2022 (Unaudited) (Continued)

Shareholders are strongly advised to consult their own tax advisors with respect to their investments in the Funds.

NOTE 3 – INFORMATION ABOUT PORTFOLIO HOLDINGS

The Funds file their complete schedule of portfolio holdings for their first and third fiscal quarters with the Securities and Exchange Commission (“SEC”) on Part F of Form N-PORT. The Funds’ Part F of Form N-PORT is available on the website of the SEC at www.sec.gov and the Funds’ website at www.etfmgfunds.com. Each Fund’s portfolio holdings are posted on their website at www.etfmgfunds.com daily.

NOTE 4 – INFORMATION ABOUT PROXY VOTING

A description of the policies and procedures the Funds use to determine how to vote proxies relating to portfolio securities is provided in the Statement of Additional Information (“SAI”). The SAI is available without charge upon request by calling toll-free at (877) 756-7873, by accessing the SEC’s website at www.sec.gov, or by accessing the Funds’ website at www.etfmgfunds.com.

Information regarding how the Funds voted proxies relating to portfolio securities during the period ending June 30 is available by calling toll-free at (877) 756-7873 or by accessing the SEC’s website at www.sec.gov.

Carefully consider the Fund’s investment objectives, risk factors, charges, and expenses before investing. This and additional information can be found in the Fund’s prospectus, which may be obtained by calling 1-844-ETF-MGRS (1-844-383-6477) or by visiting www.etfmgfunds.com. Read the prospectus carefully before investing.

40

Wedbush ETFMG TM ETF

Board of Trustees

Set forth below are the names, birth years, positions with the Trust, length of term of office, and the principal occupations and other directorships held during at least the last five years of each of the persons currently serving as a Trustee of the Trust, as well as information about each officer. The business address of each Trustee and officer is 30 Maple Street, 2nd Floor, Summit, New Jersey 07901. The SAI includes additional information about Fund directors and is available, without charge, upon request by calling 1-844-ETF-MGRS (1-844-383-6477).

Name and Year of Birth	Position(s) Held with the Trust, Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen By Trustee	Other Directorships Held by Trustee During Past 5 Years
Interested Trustee and Officers
Samuel Masucci, III (1962)	Trustee, Chairman of the Board and President (since 2012); Secretary (since 2014)	Chief Executive Officer, Exchange Traded Managers Group LLC (since 2013); Chief Executive Officer, ETF Managers Group LLC (since 2016); Chief Executive Officer, ETF Managers Capital LLC (commodity pool operator) (since 2014).	17	None
John A. Flanagan (1946)	Treasurer (since 2015)	President, John A. Flanagan CPA, LLC (accounting services) (since 2010); Treasurer, ETF Managers Trust (since 2015); Chief Financial Officer, ETF Managers Capital, LLC (commodity pool operator) (since 2015).	n/a	Independent Trustee - Absolute Shares Trust (since 2014) (6 portfolios)
Kevin Hourihan (1978)	Chief Compliance Officer (since 2022)	Senior Principal Consultant, Fund Chief Compliance Officer, ACA Global, LLC (since 2022); Chief Compliance Officer, Ashmore Funds (2017-2022); Chief Compliance Officer, Ashmore Investment Management (US) Corp (2014-2022); Chief Compliance Officer, Ashmore Equities Investment Management (2015- 2019).	n/a	n/a
Matthew J. Bromberg (1973)	Assistant Secretary (since 2020)	Chief Compliance Officer of ETF Managers Group, LLC (since 2022); General Counsel and Secretary of Exchange Traded Managers Group LLC (since 2020);ETF Managers Group LLC (since 2020); ETFMG Financial LLC (since 2020); ETF Managers Capital LLC (since 2020); Partner of Dorsey & Whitney LLP (law firm) (2019-2020); General Counsel of WBI Investments, Inc. (2016-2019); Millington Securities, Inc. (2016-2019).	n/a	n/a
* Mr. Masucci is an interested Trustee by virtue of his role as the Chief Executive Officer of the Adviser.

41

Wedbush ETFMG TM ETF

Board of Trustees (Continued)

Name and Year of Birth	Position(s) Held with the Trust, Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen By Trustee	Other Directorships Held by Trustee During Past 5 Years
Terry Loebs (1963)	Trustee (since 2014); Lead Independent Trustee (since 2020)	Founder and Managing Member, Pulsenomics LLC (index product development and consulting firm) (since 2011); Managing Director, MacroMarkets, LLC (exchange-traded products firm) (2006-2011).	17	None
Eric Wiegel (1960)	Trustee (since 2020)	Senior Portfolio Manager, Little House Capital (2019-present); Managing Partner, Global Focus Capital LLC (2013-present); Chief Investment Officer, Insight Financial Strategist LLC (2017- 2018).	17	None

42

Wedbush ETFMG TM ETF

ETF MANAGERS TRUST

Privacy Policy and Procedures

ETF Managers Trust, (the “Trust”) has adopted the following privacy policies in order to safeguard the personal information of the Trust’s customers and consumers in accordance with Regulation S-P as promulgated by the U.S. Securities and Exchange Commission.

Trust officers are responsible for ensuring that the following policies and procedures are implemented:

1)        The Trust is committed to protecting the confidentiality and security of the information they collect and will handle personal customer and consumer information only in accordance with Regulation S-P and any other applicable laws, rules and regulations1. The Trust will ensure: (a) the security and confidentiality of customer records and information; (b) that customer records and information are protected from any anticipated threats and hazards; and (c) that customer records and information are protected from unauthorized access or use.

2)        The Trust conducts its business affairs through its trustees, officers and third parties that provide services pursuant to agreements with the Trust. The Trust has no employees. It is anticipated that the trustees and officers of the Trust who are not employees of service providers of the Trust will not have access to customer records and information in the performance of their normal responsibilities for the Trust.

3)        The Trust may share customer information with its affiliates, subject to the customers’ right to prohibit such sharing.

4)        The Trust may share customer information with unaffiliated third parties only in accordance with the requirements of Regulation S-P. Pursuant to this policy, the Trust will not share customer information with unaffiliated third parties other than as permitted by law, unless authorized to do so by the customer.

Consistent with these policies, the Trust has adopted the following procedures:

1)        The Trust will determine that the policies and procedures of its affiliates and Service Providers are reasonably designed to safeguard customer information and only permit appropriate and authorized access to and use of customer information through the application of appropriate administrative, technical and physical protections.

2)        The Trust will direct each of its Service Providers to adhere to the privacy policy of the Trust and to its privacy policies with respect to all customer information of the Trust and to take all actions reasonably necessary so that the Trust is in compliance with the provisions of Regulation S-P, including, as applicable, the development and delivery of privacy notices and the maintenance of appropriate and adequate records.

3)        The Trust requires its Service Providers to provide periodic reports to the Trust’s Board of Trustees outlining their privacy policies and the implementation of such policies. Each Service Provider is required to promptly report to the Trust’s Board any material changes to its privacy policy before, or promptly after, the adoption of such changes.

(1) Generally, the Funds have institutional clients which are not considered “customers” for purposes of regulation S-P.

43

Advisor

ETF Managers Group, LLC

30 Maple Street, Suite 2, Summit, NJ 07901

Distributor

ETFMG Financial LLC

30 Maple Street, Suite 2, Summit, NJ 07901

Custodian

U.S. Bank National Association

Custody Operations

1555 North River Center Drive, Suite 302, Milwaukee, Wisconsin 53212

Transfer Agent

U.S. Bancorp Fund Services, LLC doing business as U.S. Bank Global Fund Services

615 East Michigan Street, Milwaukee, Wisconsin 53202

Securities Lending Agent

U.S. Bank, National Association

Securities Lending

800 Nicolet Mall

Minneapolis, MN 55402-7020

Independent Registered Public Accounting Firm

WithumSmith + Brown, PC

1411 Broadway, 9th Floor, New York, NY 10018

Legal Counsel

Sullivan & Worcester LLP

1666 K Street NW, Washington, DC 20006

ETFMG Alternative Harvest ETF

MJ

ETFMG U.S. Alternative Harvest ETF

MJUS

ETFMG 2x Daily Alternative Harvest ETF

MJXL

ETFMG 2x Daily Inverse Alternative

Harvest ETF

MJIN

Annual Report

September 30, 2022

The funds are series of ETF Managers Trust.

ETFMG TM ETFs

September 30, 2022

1

ETFMG TM ETFs

Dear Shareholder,

On behalf of the entire team, we want to express our appreciation for the confidence you have placed in these ETFs. The following information pertains to the fiscal period from October 1, 2021 to September 30, 2022.

Market Overview

Beginning in the first quarter of 2020, financial markets in the United States and around the world experienced extreme and, in many cases, unprecedented volatility and severe losses due to the global pandemic caused by COVID-19. Some sectors of the economy and individual issuers have experienced particularly large losses because of these disruptions. In response to these disruptions, the U.S. government and the Federal Reserve have taken extraordinary actions to support the domestic economy and financial markets, contributing to inflationary pressure and expectations for inflation. Further, Russia’s military invasion of Ukraine in February 2022, the resulting responses by the United States and other countries, and the potential for wider conflict have increased volatility and uncertainty in the financial markets and adversely affect regional and global economies. The full extent and duration of these conditions and the totality of repercussions are impossible to predict but could continue to result in significant market disruptions and may continue to negatively affect global supply chains, inflation and global growth. These and related events have impacted the ETFs’ performance, among other factors, and the value of an investment in the ETFs. We encourage you to talk with your financial advisor and visit etfmg.com for further insight about investing in today’s markets.

Performance Overview

During the fiscal period ended September 30, 2022, the S&P 500, a broad measure of US listed companies, returned -15.47%. Below is a performance overview for each Fund for the same 1 year period.

ETFMG Alternative Harvest ETF (MJ)

Over the period, the total return for the ETFMG Alternative Harvest ETF (“MJ”), was -67.06%, while the total return for the Prime Alternative Harvest Index (the “Index”) was -67.42%. The best performers in MJ, on the basis of contribution to return, were Arena Pharmaceuticals Inc, British American Tobacco Plc, Swedish Match Ab, Vector Group Ltd and Jazz Pharmaceuticals Plc, while the worst performers were Canopy Growth Corp, Tilray Brands Inc, Aurora Cannabis Inc, Growgeneration Corp, and Sndl Inc.

During the reporting period, MJ saw an average approximate allocation of 51.75% to the Health Care sector, 7.51% to Consumer Staples and 4.33% to Financials. The portfolio holdings of MJ were exposed predominately to Canada at 44.60%, while 20.44% were exposed to the United States, and 2.65% to Australia.

ETFMG U.S. Alternative Harvest ETF (MJUS)

The following information pertains to the fiscal period from October 1, 2021 to September 30, 2022. The ETFMG U.S. Alternative Harvest ETF (“MJUS”), seeks to provide investment results that, before fees and expenses, correspond generally to the price and yield performance of the Prime U.S. Alternative Harvest Index (the “MJUS Index”).

Over the period, the total return for MJUS was -71.97%, while the total return the for the MJUS Index was -70.80%. The best performers in MJUS, on the basis of contribution to return were, Riv Capital Inc, Ceres Acquisition Corp - A, Goodness Growth Holdings Inc, Glass House Brands Inc. and Cansortium Inc while the worst performers were Trulieve Cannabis Corp, Curaleaf Holdings Inc, Innovative Industrial Proper and Green Thumb Industries Inc and Hydrofarm Holdings Group Inc.

2

During the reporting period, MJUS saw an allocation of 68.14% to the Health Care sector, 22.51% to Real Estate and 2.23% to Financials.

The portfolio holdings of MJUS were primarily exposed to the United States at 92.53% exposure and Canada at 4.37%.

ETFMG 2x Daily Alternative Harvest ETF (MJXL) and

ETFMG 2X Daily Inverse Alternative Harvest ETF (MJIN)

Operational Review

The following information pertains to the fiscal period from October 1, 2021 to September 30, 2022. MJXL and MJIN (collectively, the “Funds”) are leveraged and seek daily investment results, before fees and expenses, of 200% or -200%, respectively, of the performance of the Index. The Funds, as stated above, seek daily investment results. They do not seek to track a multiple of the Index for periods of longer than one day and the performance of the ETFs over longer periods may not correlate to the Index performance. The ETFs should not be held by investors for long periods and should be used as short-term trading vehicles. These products are not suitable for all investors and should be utilized only by sophisticated investors who understand the risks associated with the use of leverage, the consequences of seeking daily leveraged investment results and intend to actively monitor and manage their investments.

MJXL attempts to provide investment results that correlate to 200% of the daily return of the Index, meaning MJXL attempts to move in the same direction as the Index. MJIN attempts to provide investment results that correlate to -200% of the daily return of a benchmark, meaning that MJIN attempts to move in the opposite, or inverse, direction of the Index.

In seeking to achieve the Funds’ daily investment results, ETF Managers Group LLC (the “Adviser”) relies upon quantitative analysis to generate orders resulting in repositioning the Funds’ investments in accordance with its daily investment objective. Using this approach, the Adviser determines the type, quantity and mix of investment positions that it believes in combination should produce daily returns consistent with the Funds’ objectives. As a consequence, if the Funds are performing as designed, the return of the Index will dictate the return for the Funds. Each MJIN and MJXL pursues its investment objective regardless of market conditions and does not take defensive positions. Each MJIN and MJXL has a clearly articulated goal which requires it to seek economic exposure significantly in excess of its net assets. To meet its objectives, each of the Funds invests in some combination of financial instruments, including significant investment in derivatives primarily comprised of swap agreements. The Adviser uses these types of investments to produce economically “leveraged” investment results. Leveraging allows the Adviser to generate a greater positive or negative return than what would be generated on the invested capital without leverage, thus changing small market movements into larger changes in the value of the investments of the Funds.

The Funds use of certain investment techniques, including investments in derivatives, may be considered aggressive. Investments in derivatives in general, are subject to market risks that may cause their prices to fluctuate dramatically over time. Additionally, use of such instruments will most likely increase the volatility of the Funds. The use of derivatives may expose the Funds to additional risks that they would not be subject to if they invested directly in the securities underlying those derivatives, such as counterparty risk. The use of derivatives may also result in larger losses or smaller gains than otherwise would be the case.

Because each of the Funds seek daily investment results of the Index, a comparison of the return of the Funds to the Index does not provide an indication of whether either or the Funds met its respective investment objective. To determine if each of the Funds met its daily investment goals, the Adviser performs quantitative analysis seeking to determine the expected performance of each of the Funds as compared to Index. The quantitative analysis includes predictive models as well as stress-testing and back-testing. Factors Affecting Performance of the Funds:

Leverage – Each ETF seeks daily investment results (before fees and expenses) of 200% or -200% of the performance of the Index. The use of leverage magnifies an ETF’s gains or losses and increases the investment’s risk and volatility.

3

Index Performance – The daily performance of the Index, and the factors and market conditions implicitly affecting the Index, are the primary factors driving ETF performance. Given the daily goals, the daily Index returns are most important. The market conditions that affected the Index during the past year are described in the Performance Overview section.

Volatility and Compounding – The goal of the ETFs is to provide the specified multiple of the daily return of the Index. Over periods longer than a single day, an ETF should not be expected to provide the multiple of the return of the underlying index. Due to the effects of compounding, a universal mathematical concept that applies to all investments, returns of the ETFs over longer periods are greater or less than the ETF’s daily stated goal. Periods of high volatility that lack a clear trend hurt an ETF’s performance while trending, low volatility markets enhance an ETF’s performance.

Cost of Financing – In order to attain leveraged or inverse leveraged exposure, an ETF receives OBFR plus or minus a spread as applied to the borrowed portion of the ETF’s exposure. The spread varies by ETF and counterparty and is a function of market demand, hedging costs, access to balance sheet, borrow volatility, current counterparty exposure and administrative costs associated with the swap counterparty. An increase in interest rates which effects the cost of financing will further impact an ETF’s performance and ability to track the Index.

Fees, Expenses, and Transaction Costs – Fees and expenses are listed in each ETF’s prospectus and may be higher than many traditional index funds’ fees, which cause a greater negative impact on ETF performance. Transactions costs are not included in the expense ratio of the ETFs. Transaction costs can be higher due to the ETF’s use of derivatives, shorting securities, frequent creation and redemption activity, or trading securities that are comparatively less liquid.

Swap Agreements:

During the reporting period, the Funds invested in swap agreements in order to gain the desired exposure to the Index. These derivatives generally tracked the performance of MJ and the Funds were generally negatively impacted from financing rates associated with their use. The Funds entered into swap agreements with counterparties that the Adviser determined to be significant global financial institutions.

If a counterparty becomes insolvent or otherwise fails to perform on its obligations, the value of investments in the Funds may decline. The Funds have sought to mitigate this risk by generally requiring counterparties to post collateral for the benefit of the Funds, marked to market daily, in an amount approximately equal to the amount the counterparty owed each of the Funds, subject to certain minimum thresholds.

Performance Review

The following information pertains to the fiscal period from October 1, 2021 to September 30, 2022.

ETFMG 2X Daily Alternative Harvest ETF (MJXL)

MJXL seeks to provide daily investment results, before fees and expenses, that correspond to two times (2x) the return of the Index for a single day, not for any other period. Over the reporting period, the Index had a total return of – 67.42% and volatility of 45.5%. Given the daily investment objectives of MJXL and the path dependency of returns for longer periods, the return of the Index for the reporting period alone should not generate expectations of MJXL performance for the same period. MJXL had a total return of -91.43% for the reporting period and volatility of 93.5%. For the reporting period MJXL had an average daily volume of 17,808 shares and an average daily statistical correlation of 99.1% to the return of the Index.

4

ETFMG 2X Daily Inverse Alternative Harvest ETF (MJIN)

The following information pertains to the fiscal period from October 6, 2021 to September 30, 2022. MJIN seeks to provide daily investment results, before fees and expenses, that correspond to two times (2x) the return of the Index for a single day, not for any other period. Over the reporting period, the Index had a total return of -67.19% and volatility of 45.8%. Given the daily investment objectives of MJIN and the path dependency of returns for longer periods, the return of the Index for the reporting period alone should not generate expectations of MJIN performance for the same period. MJIN had a total return of 199.05% for the reporting period and volatility of 95.5%. For the reporting period MJIN had an average daily volume of 13,506 shares and an average daily statistical correlation of -98.8% to the return of the Index.

We thank you for your interest in the Fund. You can find further details about MJ, MJUS, MJXL and MJIN by visiting www.etfmg.com, or by calling 1-844-ETF-MGRS (1-844-383-6477).

Sincerely,

Samuel Masucci III

Chairman of the Board

5

ETFMG Alternative Harvest ETF

Growth of $10,000 (Unaudited)

Average Annual Returns Year Ended September 30, 2022	1 Year Return	5 Year Return	Since Inception (12/03/15)	Value of $10,000 (9/30/2022)
ETFMG Alternative Harvest ETF (NAV)	-67.06%	-29.39%	-17.86%	$2,611
ETFMG Alternative Harvest ETF(Market)	-67.27%	-29.56%	-18.40%	$2,495
S&P 500 Index	-15.47%	9.24%	10.58%	$19,868
Prime Alternative Harvest Index*	-67.42%	-30.19%	-18.42%	$2,490

* On December 26, 2017, the Fund’s investment objective and principal investment strategy were substantially revised; therefore, the performance and average annual total returns shown for periods prior to December 26, 2017 is likely to have differed had the Fund’s current investment strategy been in effect during those periods. The Fund’s prior investment objective sought to provide investment results that corresponded to the performance of the Solactive Latin America Real Estate Index, which tracked equities with primary listings in the Latin America region that derived most of their income from real estate and real estate services. The Fund began tracking the Prime Alternative Harvest Index on December 26, 2017.

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. All performance is historical and includes reinvestment of dividends and capital gains. Performance data current to the most recent month end may be obtained by calling 1-844-ETF-MGRS (1-844-383-6477).

The chart illustrates the performance of a hypothetical $10,000 investment made on December 3, 2015, and is not intended to imply any future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions from the sales of Fund shares. The chart assumes reinvestment of capital gains and dividends, if any. The Index Returns do not reflect fees or expenses and are not available for direct investment.

6

ETFMG Alternative Harvest ETF

Top Ten Holdings as of September 30, 2022 (Unaudited)*

	Security	% of Total Investments
1	ETFMG U.S. Alternative Harvest ETF**	17.71%
2	Canopy Growth Corp.	6.32%
3	ETFMG Sit Ultra Short ETF**	6.09%
4	SNDL, Inc.	5.77%
5	Cronos Group, Inc.	5.52%
6	Tilray Brands, Inc.	4.57%
7	Aurora Cannabis, Inc.	2.69%
8	Organigram Holdings, Inc.	2.48%
9	GrowGeneration Corp.	2.17%
10	Incannex Healthcare, Ltd.	1.82%

Top Ten Holdings= 55.14% of Total Investments

* Current Fund holdings may not be indicative of future Fund holdings.

** Affiliated security. Please refer to Note 9 of the Notes to Financial Statements.

7

ETFMG U.S. Alternative Harvest ETF

Growth of $10,000 (Unaudited)

Average Annual Returns Year Ended September 30, 2022	1 Year Return	Since Inception (5/12/2021)	Value of $10,000 (9/30/2022)
ETFMG U.S. Alternative Harvest ETF (NAV)	-71.97%	-66.86%	$2,163
ETFMG U.S. Alternative Harvest ETF (Market)	-72.02%	-66.93%	$2,157
S&P 500 Index	-15.47%	-7.23%	$9,011
Prime US Alternative Harvest Index NTR	-70.80%	-65.42%	$2,294

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. All performance is historical and includes reinvestment of dividends and capital gains. Performance data current to the most recent month end may be obtained by calling 1-844-ETF-MGRS (1-844-383-6477).

The chart illustrates the performance of a hypothetical $10,000 investment made on May 12, 2021, and is not intended to imply any future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions from the sales of Fund shares. The chart assumes reinvestment of capital gains and dividends, if any. The Index Returns do not reflect fees or expenses and are not available for direct investment.

8

ETFMG U.S. Alternative Harvest ETF

Top Holdings as of September 30, 2022 (Unaudited)*

	Security	% of Total Investments
1	Innovative Industrial Properties, Inc.	19.74%
2	AFC Gamma, Inc.	1.94%
3	GrowGeneration Corp.	1.57%
4	WM Technology, Inc.	0.90%
5	Hydrofarm Holdings Group, Inc.	0.59%
6	Charlottes Web Holdings, Inc.	0.48%
7	Flora Growth Corp.	0.38%
8	Bright Green Corp.	0.27%
9	Power REIT	0.23%

Top Holdings = 26.10% of Total Investments

* Current Fund holdings may not be indicative of future Fund holdings.

9

ETFMG 2x Daily Alternative Harvest ETF

Growth of $10,000 (Unaudited)

Average Annual Returns Year Ended September 30, 2022	1 Year Return	Since Inception (7/6/2021)	Value of $10,000 (9/30/2022)
ETFMG 2x Daily Alternative Harvest ETF (NAV)	-91.43%	-92.05%	$438
ETFMG 2x Daily Alternative Harvest ETF (Market)	-90.45%	-91.40%	$483
S&P 500 Index	-15.47%	-13.08%	$8,410
Prime Alternative Harvest Index NTR	-67.42%	-69.02%	$2,350

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. All performance is historical and includes reinvestment of dividends and capital gains. Performance data current to the most recent month end may be obtained by calling 1-844-ETF-MGRS (1-844-383-6477).

The chart illustrates the performance of a hypothetical $10,000 investment made on July 6, 2021, and is not intended to imply any future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions from the sales of Fund shares. The chart assumes reinvestment of capital gains and dividends, if any. The Index Returns do not reflect fees or expenses and are not available for direct investment.

10

ETFMG 2x Daily Inverse

Alternative Harvest ETF

Growth of $10,000 (Unaudited)

Average Cumulative Returns Period Ended September 30, 2022	Since Inception (10/5/2021)	Value of $10,000 (9/30/2022)
ETFMG 2x Daily Inverse Alternative Harvest ETF (NAV)	199.05%	$29,905
ETFMG 2x Daily Inverse Alternative Harvest ETF (Market)	193.91%	$29,391
S&P 500 Index	-16.23%	$8,377
Prime Alternative Harvest Index NTR	-67.19%	$3,281

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. All performance is historical and includes reinvestment of dividends and capital gains. Performance data current to the most recent month end may be obtained by calling 1-844-ETF-MGRS (1-844-383-6477).

The chart illustrates the performance of a hypothetical $10,000 investment made on October 5, 2021, and is not intended to imply any future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions from the sales of Fund shares. The chart assumes reinvestment of capital gains and dividends, if any. The Index Returns do not reflect fees or expenses and are not available for direct investment.

11

ETFMG TM ETFs

Important Disclosures and Key Risk Factors

Investing involves risk, including the possible loss of principal. Shares of any ETF are bought and sold at market price (not NAV), may trade at a discount or premium to NAV and are not individually redeemed from the Fund. Brokerage commissions will reduce returns. Narrowly focused investments typically exhibit higher volatility.

Past performance is not indicative of future return. A fund’s performance for very short time periods may not be indicative of future performance.

MJ

The possession and use of marijuana, even for medical purposes, is illegal under federal and certain states’ laws, which may negatively impact the value of the Fund’s investments. Use of marijuana is regulated by both the federal government and state governments, and state and federal laws regarding marijuana often conflict. Even in those states in which the use of marijuana has been legalized, its possession and use remains a violation of federal law. Federal law criminalizing the use of marijuana pre- empts state laws that legalizes its use for medicinal and recreational purposes. Cannabis companies and pharmaceutical companies may never be able to legally produce and sell products in the United States or other national or local jurisdictions.

The Fund’s investments will be concentrated in an industry or group of industries to the extent that the Index is so concentrated. In such event, the value of the Fund’s shares may rise and fall more than the value of shares of a fund that invests in securities of companies in a broader range of industries. The consumer staples sector may be affected by the permissibility of using various product components and production methods, marketing campaigns and other factors affecting consumer demand. Tobacco companies, in particular, may be adversely affected by new laws, regulations and litigation. The consumer staples sector may also be adversely affected by changes or trends in commodity prices, which may be influenced or characterized by unpredictable factors.

Unlike with an actively managed fund, the Fund’s adviser does not use techniques or defensive strategies designed to lessen the effects of market volatility or to reduce the impact of periods of market decline. This means that, based on market and economic conditions, the Fund’s performance could be lower than other types of funds that may actively shift their portfolio assets to take advantage of market opportunities or to lessen the impact of a market decline.

Natural or environmental disasters, such as earthquakes, fires, floods, hurricanes, tsunamis and other severe weather- related phenomena generally, and widespread disease, including pandemics and epidemics, have been and may be highly disruptive to economies and markets, adversely impacting individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of the Fund’s investments. Given the increasing interdependence among global economies and markets, conditions in one country, market, or region are increasingly likely to adversely affect markets, issuers, and/or foreign exchange rates in other countries, including the U.S. Any such events could have a significant adverse impact on the value of the Fund’s investments.

Additionally, natural or environmental disasters, widespread disease or other public health issues, war, acts of terrorism or other events could result in increased premiums or discounts to the Fund’s NAV.

ETF Managers Group LLC is the investment adviser to the Fund.

The Fund is distributed by ETFMG Financial LLC. ETF Managers Group LLC and ETFMG Financial LLC are wholly owned subsidiaries of Exchange Traded Managers Group LLC (collectively, “ETFMG”). ETFMG Financial is not affiliated with Prime Indexes.

12

ETFMG TM ETFs

The Fund is intended to be made available only to U.S. residents. Under no circumstances is any information provided on this website intended for distribution to or use by, or to be an offer to sell to or solicitation of an offer to buy the Fund or any investment product or service of, any person or entity in any jurisdiction or country, other than the United States, where such distribution, use, offer or solicitation would subject the Fund or its affiliates to any registration requirement or be unlawful under the securities laws of that jurisdiction or country.

MJUS

The possession and use of marijuana, even for medical purposes, is illegal under federal and certain states’ laws, which may negatively impact the value of the Fund’s investments. Use of marijuana is regulated by both the federal government and state governments, and state and federal laws regarding marijuana often conflict. Even in those states in which the use of marijuana has been legalized, its possession and use remains a violation of federal law. Federal law criminalizing the use of marijuana pre- empts state laws that legalizes its use for medicinal and recreational purposes. Cannabis companies and pharmaceutical companies may never be able to legally produce and sell products in the United States or other national or local jurisdictions.

The Fund’s investments will be concentrated in an industry or group of industries to the extent that the Index is so concentrated. In such event, the value of the Fund’s shares may rise and fall more than the value of shares of a fund that invests in securities of companies in a broader range of industries. The consumer staples sector may be affected by the permissibility of using various product components and production methods, marketing campaigns and other factors affecting consumer demand. Tobacco companies, in particular, may be adversely affected by new laws, regulations and litigation. The consumer staples sector may also be adversely affected by changes or trends in commodity prices, which may be influenced or characterized by unpredictable factors.

Unlike with an actively managed fund, the Fund’s adviser does not use techniques or defensive strategies designed to lessen the effects of market volatility or to reduce the impact of periods of market decline. This means that, based on market and economic conditions, the Fund’s performance could be lower than other types of funds that may actively shift their portfolio assets to take advantage of market opportunities or to lessen the impact of a market decline.

Natural or environmental disasters, such as earthquakes, fires, floods, hurricanes, tsunamis and other severe weather- related phenomena generally, and widespread disease, including pandemics and epidemics, have been and may be highly disruptive to economies and markets, adversely impacting individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of the Fund’s investments. Given the increasing interdependence among global economies and markets, conditions in one country, market, or region are increasingly likely to adversely affect markets, issuers, and/or foreign exchange rates in other countries, including the U.S. Any such events could have a significant adverse impact on the value of the Fund’s investments.

Additionally, natural or environmental disasters, widespread disease or other public health issues, war, acts of terrorism or other events could result in increased premiums or discounts to the Fund’s NAV.

The Fund is a recently organized, diversified management investment company with limited operating history. ETF Managers Group LLC is the investment adviser to the Fund.

The Fund is distributed by ETFMG Financial LLC. ETF Managers Group LLC and ETFMG Financial LLC are wholly owned subsidiaries of Exchange Traded Managers Group LLC (collectively, “ETFMG”). ETFMG is not affiliated with Prime Indexes.

13

ETFMG TM ETFs

The Fund is intended to be made available only to U.S. residents. Under no circumstances is any information provided on this website intended for distribution to or use by, or to be an offer to sell to or solicitation of an offer to buy the Fund or any investment product or service of, any person or entity in any jurisdiction or country, other than the United States, where such distribution, use, offer or solicitation would subject the Fund or its affiliates to any registration requirement or be unlawful under the securities laws of that jurisdiction or country.

MJXL and MJIN

The possession and use of marijuana, even for medical purposes, is illegal under federal and certain states’ laws, which may negatively impact the value of the Fund’s investments. Use of marijuana is regulated by both the federal government and state governments, and state and federal laws regarding marijuana often conflict. Even in those states in which the use of marijuana has been legalized, its possession and use remains a violation of federal law. Federal law criminalizing the use of marijuana pre- empts state laws that legalizes its use for medicinal and recreational purposes. Cannabis companies and pharmaceutical companies may never be able to legally produce and sell products in the United States or other national or local jurisdictions.

The Fund’s investments will be concentrated in an industry or group of industries to the extent that the Index is so concentrated. In such event, the value of the Fund’s shares may rise and fall more than the value of shares of a fund that invests in securities of companies in a broader range of industries. The consumer staples sector may be affected by the permissibility of using various product components and production methods, marketing campaigns and other factors affecting consumer demand. Tobacco companies, in particular, may be adversely affected by new laws, regulations and litigation. The consumer staples sector may also be adversely affected by changes or trends in commodity prices, which may be influenced or characterized by unpredictable factors.

The Fund is intended to be made available only to U.S. residents. Under no circumstances is any information provided on this website intended for distribution to or use by, or to be an offer to sell to or solicitation of an offer to buy the Fund or any investment product or service of, any person or entity in any jurisdiction or country, other than the United States, where such distribution, use, offer or solicitation would subject the Fund or its affiliates to any registration requirement or be unlawful under the securities laws of that jurisdiction or country.

Investing in an ETFMG 2x Daily Leveraged ETF may be more volatile than investing in broadly diversified funds. The use of leverage by an ETF increases the risk to the ETF. The ETFMG 2x Daily Leveraged ETFs are not suitable for all investors and should be utilized only by sophisticated investors who understand leverage risk, consequences of seeking daily leveraged, or daily inverse leveraged, investment results and intend to actively monitor and manage their investment.

The use of derivatives such as swaps are subject to additional risks that may cause prices to fluctuate over time and include the effects of compounding, market volatility, leverage risk, aggressive investment techniques risk, counterparty risk, and intra- day investment risk. Please see the summary and full prospectuses for a more complete description of these and other risks of investing in the Fund.

Natural or environmental disasters, such as earthquakes, fires, floods, hurricanes, tsunamis and other severe weather- related phenomena generally, and widespread disease, including pandemics and epidemics, have been and may be highly disruptive to economies and markets, adversely impacting individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of the Fund’s investments. Given the increasing interdependence among global economies and markets, conditions in one country, market, or region are increasingly likely to adversely affect markets, issuers, and/or foreign exchange rates in other countries, including the U.S. Any such events could have a significant adverse impact on the value of the Fund’s investments.

14

ETFMG TM ETFs

Additionally, natural or environmental disasters, widespread disease or other public health issues, war, acts of terrorism or other events could result in increased premiums or discounts to the Fund’s NAV.

The Fund is a recently organized, diversified management investment company with limited operating history. ETF Managers Group LLC is the investment advisor to the Fund.

The Fund is distributed by ETFMG Financial LLC. ETF Managers Group LLC and ETFMG Financial LLC are wholly owned subsidiaries of Exchange Traded Managers Group LLC (collectively, “ETFMG”). ETFMG is not affiliated with Prime Indexes.

The Fund is intended to be made available only to U.S. residents. Under no circumstances is any information provided on this website intended for distribution to or use by, or to be an offer to sell to or solicitation of an offer to buy the Fund or any investment product or service of, any person or entity in any jurisdiction or country, other than the United States, where such distribution, use, offer or solicitation would subject the Fund or its affiliates to any registration requirement or be unlawful under the securities laws of that jurisdiction or country.

15

ETFMG TM ETFs

PORTFOLIO ALLOCATIONS

As of September 30, 2022

	ETFMG Alternative Harvest ETF	ETFMG U.S. Alternative Harvest ETF	ETFMG 2x Daily Alternative Harvest ETF	ETFMG 2x Daily Inverse Alternative Harvest ETF
As a percent of Net Assets:
Australia	2.7%	—%	—%	—%
Canada	38.5	0.9	—	—
Denmark	0.7	—	—	—
Ireland	0.8	—	—	—
Israel	2.6	—	—	—
Mexico	0.0 *	—	—	—
Sweden	0.9	—	—	—
United Kingdom	1.7	—	—	—
United States	25.3	28.5	—	—
Exchange Traded Funds	34.7	—	—	—
Short-Term and other Net Assets (Liabilities)	(7.9)	70.6	100.0	100.0
	100.0%	100.0%	100.0%	100.0%

16

ETFMG Alternative Harvest ETF

Schedule of Investments

September 30, 2022

	Shares	Value
COMMON STOCKS - 73.2%
Australia - 2.7%
Pharmaceuticals - 2.7% (g)
Incannex Healthcare, Ltd. (a)	48,881,193	$8,598,412

Canada - 38.5%
Food Products - 0.6%
Village Farms International, Inc. (a)(b)	961,081	1,835,665
Pharmaceuticals - 37.9% (g)
Aurora Cannabis, Inc. (a)(b)	10,422,672	12,715,660
Auxly Cannabis Group, Inc. (a)(b)	37,661,739	1,226,900
Canopy Growth Corp. (a)(b)	10,963,644	29,930,748
Charlottes Web Holdings, Inc. (a)(b)(f)	7,608,937	3,139,750
Cronos Group, Inc. (a)(b)	9,264,592	26,126,149
HEXO Corp. (a)(b)	22,940,311	3,982,438
High Tide, Inc. (a)(b)	2,955,975	4,087,242
MediPharm Labs Corp. (a)(b)	5,469,051	277,145
Organigram Holdings, Inc. (a)(b)	13,461,740	11,733,253
SNDL, Inc. (a)(b)(f)	12,523,678	27,301,618
The Valens Co., Inc. (a)(b)	3,877,556	2,638,653
Total Pharmaceuticals		123,159,556
Total Canada		124,995,221

Denmark - 0.7%
Tobacco - 0.7%
Scandinavian Tobacco Group AS (h)	160,914	2,343,768

Ireland - 0.8%
Pharmaceuticals - 0.8% (g)
Jazz Pharmaceuticals PLC (a)	20,154	2,686,327

Israel - 2.6%
Pharmaceuticals - 2.6% (g)
Intercure, Ltd. (a)(b)	1,851,339	8,349,539

Mexico - 0.0% (d)
Construction & Engineering - 0.0% (d)
Empresas ICA SAB de CV (a)(c)	155,893	—

Sweden - 0.9%
Tobacco - 0.9%
Swedish Match AB	286,991	2,844,657

United Kingdom - 1.7%
Tobacco - 1.7%
British American Tobacco PLC	77,791	2,802,446
Imperial Brands PLC	136,584	2,828,915
Total Tobacco		5,631,361

The accompanying notes are an integral part of these financial statements.

17

ETFMG Alternative Harvest ETF

Schedule of Investments

September 30, 2022 (Continued)

	Shares	Value
United States - 25.3%
Biotechnology - 0.2%
Corbus Pharmaceuticals Holdings, Inc. (a)	4,710,319	$777,203
Chemicals - 1.5%
Mativ Holdings, Inc. (b)	152,183	3,360,201
Scotts Miracle-Gro Co. (b)	37,947	1,622,234
Total Chemicals		4,982,435
Interactive Media & Services - 0.2%
Leafly Holdings, Inc. (a)(b)	932,936	633,464
Machinery - 1.3%
Agrify Corp. (a)(b)	1,104,323	480,381
Hydrofarm Holdings Group, Inc. (a)	1,994,258	3,868,860
Total Machinery		4,349,241
Pharmaceuticals - 7.2% (g)
Tilray Brands, Inc. (a)(b)	7,862,260	21,621,215
Zynerba Pharmaceuticals, Inc. (a)	2,258,970	1,653,566
Total Pharmaceuticals		23,274,781
Real Estate Investment Trusts (REITs) - 6.2%
AFC Gamma, Inc. (b)	489,357	7,487,161
Chicago Atlantic Real Estate Finance, Inc. (b)	458,709	6,609,997
Innovative Industrial Properties, Inc. (b)	66,195	5,858,258
Total Real Estate Investment Trusts (REITs)		19,955,416
Software - 1.8%
WM Technology, Inc. (a)	3,652,945	5,881,241
Specialty Retail - 3.2%
GrowGeneration Corp. (a)(b)	2,938,255	10,283,893
Tobacco - 3.7%
22nd Century Group, Inc. (a)(b)	1,595,099	1,479,135
Altria Group, Inc.	68,853	2,780,284
Philip Morris International, Inc.	31,096	2,581,279
Turning Point Brands, Inc.	125,780	2,670,309
Vector Group, Ltd. (b)	273,237	2,407,218
Total Tobacco		11,918,225
Total United States		82,055,899
TOTAL COMMON STOCKS (Cost $811,017,606)		237,505,184

EXCHANGE TRADED FUNDS - 25.8%
ETFMG U.S. Alternative Harvest ETF (f)	38,873,845	83,831,447
TOTAL EXCHANGE TRADED FUNDS (Cost $109,853,918)

The accompanying notes are an integral part of these financial statements.

18

ETFMG Alternative Harvest ETF

Schedule of Investments

September 30, 2022 (Continued)

	Shares	Value
INVESTMENTS PURCHASED WITH PROCEEDS FROM SECURITIES LENDING COLLATERAL - 45.5%
ETFMG Sit Ultra Short ETF (f)	600,000	$28,845,000
Mount Vernon Liquid Assets Portfolio, LLC, 3.18% (e)	118,945,523	118,945,523
TOTAL INVESTMENTS PURCHASED WITH PROCEEDS FROM SECURITIES LENDING COLLATERAL (Cost $148,794,320)		147,790,523

SHORT-TERM INVESTMENTS - 1.3%
First American Government Obligations Fund - Class X, 2.77% (e)	4,252,988	4,252,988
TOTAL SHORT-TERM INVESTMENTS (Cost $4,252,988)		4,252,988

Total Investments (Cost $1,073,918,832) - 145.8%		473,380,142
Liabilities in Excess of Other Assets - (45.8)%		(148,650,407)
TOTAL NET ASSETS - 100.0%		$324,729,735

Percentages are stated as a percent of net assets.

PLC Public Limited Company

(a)	Non-income producing security.
(b)	This security or a portion of this security was out on loan at September 30, 2022.
(c)	Value determined using significant unobservable inputs. The value of these securities total $0, which represents 0.0% of total net assets. Classified as Level 3 in the fair value hierarchy.
(d)	Amount is less than 0.05%.
(e)	The rate shown is the annualized seven-day yield at period end.
(f)	Affiliated Security. Please refer to Note 9 of the Notes to Financial Statements.
(g)	As of September 30, 2022, the Fund had a significant portion of its assets invested in the Pharmaceutical industry.
(h)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. This security may be resold in transitions exempt from registration to qualified institutional investors. At September 30, 2022, the market value of these securities total $2,343,768, which represents 0.7% of total net assets.

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor’s Financial Services LLC (“S&P”). GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC, doing business as U.S. Bank Global Fund Services (“Fund Services”).

The accompanying notes are an integral part of these financial statements.

19

ETFMG U.S. Alternative Harvest ETF

Schedule of Investments

September 30, 2022

	Shares	Value
COMMON STOCKS - 29.4%
Canada - 0.9%
Personal Products - 0.4%
Flora Growth Corp. (a)	513,466	$362,353
Pharmaceuticals - 0.5%
Charlottes Web Holdings, Inc. (a)	1,115,175	460,166
Total Canada		822,519

United States - 28.5%
Machinery - 0.7%
Hydrofarm Holdings Group, Inc. (a)	292,311	567,083
Pharmaceuticals - 0.3%
Bright Green Corp. (a)(b)	239,965	259,162
Real Estate Investment Trusts (REITs) - 24.7%
AFC Gamma, Inc.	121,273	1,855,477
Innovative Industrial Properties, Inc.	213,673	18,910,061
Power REIT (a)	21,038	224,475
Total Real Estate Investment Trusts (REITs)		20,990,013
Software - 1.0%
WM Technology, Inc. (a)	535,439	862,057
Specialty Retail - 1.8%
GrowGeneration Corp. (a)(b)	430,680	1,507,380
Total United States		24,185,695
TOTAL COMMON STOCKS (Cost $31,966,059)		25,008,214

INVESTMENTS PURCHASED WITH PROCEEDS FROM SECURITIES LENDING COLLATERAL - 0.5%
Mount Vernon Liquid Assets Portfolio, LLC, 3.18% (c)	434,125	434,125
TOTAL INVESTMENTS PURCHASED WITH PROCEEDS FROM SECURITIES LENDING COLLATERAL (Cost $434,125)		434,125

The accompanying notes are an integral part of these financial statements.

20

ETFMG U.S. Alternative Harvest ETF

Schedule of Investments

September 30, 2022 (Continued)

	Shares	Value
SHORT-TERM INVESTMENTS - 82.8%
Money Market Funds - 5.2%
First American Government Obligations Fund - Class X, 2.77% (c)	4,429,886	$4,429,886

U.S. Treasury Bills - 77.6% (d)
2.66%, 11/17/2022	3,705,000	3,692,327
2.70%, 11/25/2022	18,750,000	18,673,817
2.84%, 12/01/2022	23,500,000	23,388,791
2.94%, 12/08/2022	11,075,000	11,014,565
2.77%, 12/15/2022	5,450,000	5,419,120
3.15%, 12/22/2022	2,775,000	2,755,462
3.22%, 01/05/2023	975,000	966,800
Total U.S. Treasury Bills		65,910,882
TOTAL SHORT TERM INVESTMENTS (Cost $70,337,420)		70,340,768

Total Investments (Cost $102,737,604) - 112.7%		95,783,107
Liabilities in Excess of Other Assets - (12.7)%		(10,816,511)
TOTAL NET ASSETS - 100.0%		$84,966,596

Percentages are stated as a percent of net assets.

(a)	Non-income producing security.
(b)	All or a portion of this security was out on loan at September 30, 2022.
(c)	The rate shown is the seven-day yield at September 30, 2022.
(d)	The rate shown is the effective yield at September 30, 2022.

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor’s Financial Services LLC (“S&P”). GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC, doing business as U.S. Bank Global Fund Services (“Fund Services”).

The accompanying notes are an integral part of these financial statements.

21

ETFMG U.S. Alternative Harvest ETF

Schedule of Total Return Swaps

September 30, 2022

Long Total Return Equity Swaps	Counterparty	Payment Frequency	Financing Rate	Expiration Date	Notional Amount	Unrealized Appreciation/ (Depreciation)
Columbia Care	Cowen and Company, LLC	Monthly	Overnight Bank Funding Rate Index + 1.50%	May 16, 2023	$381,630	$—
Columbia Care*	National Bank of Canada	Monthly	Overnight Bank Funding Rate Index + 1.50%	October 3, 2023	2,990,125	—
Cresco Labs	Cowen and Company, LLC	Monthly	Overnight Bank Funding Rate Index + 1.50%	May 16, 2023	1,049,735	—
Cresco Labs*	National Bank of Canada	Monthly	Overnight Bank Funding Rate Index + 1.50%	October 3, 2023	3,488,041	—
Curaleaf Holdings	Cowen and Company, LLC	Monthly	Overnight Bank Funding Rate Index + 1.50%	May 16, 2023	1,677,308	—
Curaleaf Holdings*	National Bank of Canada	Monthly	Overnight Bank Funding Rate Index + 1.50%	October 3, 2023	14,672,294	—
Green Thumb Industries	Cowen and Company, LLC	Monthly	Overnight Bank Funding Rate Index + 1.50%	May 16, 2023	3,983,871	—
Green Thumb Industries*	National Bank of Canada	Monthly	Overnight Bank Funding Rate Index + 1.50%	October 3, 2023	11,224,323	—
Marimed	Cowen and Company, LLC	Monthly	Overnight Bank Funding Rate Index + 1.50%	May 16, 2023	130,994	—
Medicine Man Technologies	Cowen and Company, LLC	Monthly	Overnight Bank Funding Rate Index + 1.50%	May 16, 2023	92,610	—
Trulieve Cannabis	Cowen and Company, LLC	Monthly	Overnight Bank Funding Rate Index + 1.50%	May 16, 2023	1,855,278	—
Trulieve Cannabis*	National Bank of Canada	Monthly	Overnight Bank Funding Rate Index + 1.50%	October 3, 2023	6,412,400	—
Verano Holdings - Class A	Cowen and Company, LLC	Monthly	Overnight Bank Funding Rate Index + 1.50%	May 16, 2023	1,593,592	—
Verano Holdings - Class A*	National Bank of Canada	Monthly	Overnight Bank Funding Rate Index + 1.50%	October 3, 2023	7,765,965	—
					$57,318,116	$—

*Total return swap is in a basket swap agreement.

The accompanying notes are an integral part of these financial statements.

22

ETFMG 2x Daily Alternative Harvest ETF

Schedule of Investments

September 30, 2022

	Shares	Value
SHORT-TERM INVESTMENTS - 61.2%
Money Market Funds - 61.2%
First American Government Obligations Fund - Class X, 2.77% (a)	238,799	$238,799
TOTAL SHORT-TERM INVESTMENTS (Cost $238,799)		238,799

Total Investments (Cost $238,799) - 61.2%		238,799
Other Assets in Excess of Liabilities - 38.8%		151,101
TOTAL NET ASSETS - 100.0%		$389,900

Percentages are stated as a percent of net assets.

(a)  The rate shown is the annualized seven-day yield at period end.

The accompanying notes are an integral part of these financial statements.

23

ETFMG 2x Daily Alternative Harvest ETF

Schedule of Total Return Swaps

September 30, 2022

Reference Entity	Fund Pays/Receives Reference Entity	Counterparty	Payment Frequency	Financing Rate	Upfront Premiums Paid/Received	Notional Amount	Unrealized Appreciation (Depreciation)
ETFMG Alternative Harvest ETF Swap	Receives	Cowen and Company, LLC	Monthly	Overnight Bank Funding Rate Index + 1.50%	$—	$732,082	$—

The accompanying notes are an integral part of these financial statements.

24

ETFMG 2x Daily Inverse Alternative Harvest ETF

Schedule of Investments

September 30, 2022

	Shares	Value
SHORT-TERM INVESTMENTS - 0.3%
Money Market Funds - 0.3%
First American Government Obligations Fund - Class X, 2.77% (a)	4,971	$4,971
TOTAL SHORT-TERM INVESTMENTS (Cost $4,971)		4,971

Total Investments (Cost $4,971) - 0.3%		4,971
Other Assets in Excess of Liabilities - 99.7%		1,457,988
TOTAL NET ASSETS - 100.0%		$1,462,959

Percentages are stated as a percent of net assets.

(a)       The rate shown is the annualized seven-day yield at period end.

The accompanying notes are an integral part of these financial statements.

25

ETFMG 2x Daily Inverse Alternative Harvest ETF

Schedule of Total Return Swaps

September 30, 2022

Reference Entity	Fund Pays/Receives Reference Entity	Counterparty	Payment Frequency	Financing Rate	Upfront Premiums Paid/Received	Notional Amount	Unrealized Appreciation (Depreciation)
ETFMG Alternative Harvest ETF Swap	Receives	Cowen and Company, LLC	Monthly	Overnight Bank Funding Rate Index + 4.50%	$—	$(2,574,471)	$—

The accompanying notes are an integral part of these financial statements.

26

ETFMG TM ETFs

STATEMENTS OF ASSETS AND LIABILITIES

As of September 30, 2022

	ETFMG Alternative Harvest ETF	ETFMG U.S. Alternative Harvest ETF	ETFMG 2x Daily Alternative Harvest ETF	ETFMG 2x Daily Inverse Alternative Harvest ETF
ASSETS
Investments in unaffiliated securities, at value*	$360,703,695	$95,783,107	$238,799	$4,971
Investments in affiliated securities, at value*	112,676,447	—	—	—
Foreign currency*	154,321	—	—	—
Deposits at Broker for total return swap contracts	—	13,065,533	373,540	930,000
Receivables:
Receivable for fund shares issued	980,320	—	—	—
Dividends and interest receivable	—	468,296	418	431
Securities lending income receivable	463,034	22,125	—	—
Receivable for investments sold	64,979	—	—	—
Receivable for open swap contracts	—	—	—	528,679
Total assets	475,042,796	109,339,061	612,757	1,464,081

LIABILITIES
Collateral received for securities loaned (Note 7)	148,794,320	434,125	—	—
Payables:
Payable for investments purchased	980,320	—	9,372	—
Payable for open swap contracts	—	23,881,749	213,095	—
Dividends and interest payable	354,402	—	—	—
Management fees payable	184,019	56,591	390	1,122
Total liabilities	150,313,061	24,372,465	222,857	1,122
Net Assets	$324,729,735	$84,966,596	$389,900	$1,462,959

NET ASSETS CONSIST OF:
Paid-in Capital	$2,131,059,415	$114,039,482	$743,331	$735,584
Total Distributable Earnings (Accumulated Losses)	(1,806,329,680)	(29,072,886)	(353,431)	727,375
Net Assets	$324,729,735	$84,966,596	$389,900	$1,462,959

*Identified Cost:

Investments in unaffiliated securities	$934,216,117	$102,737,604	$238,799	$4,971
Investments in affiliated securities	139,702,715	—	—	—
Foreign currency	153,182	—	—	—

Shares Outstanding^	70,250,000	39,280,000	890,000	60,000

Net Asset Value, Offering and Redemption Price per Share	$4.62	$2.16	$0.44	$24.38

^	No par value, unlimited number of shares authorized

The accompanying notes are an integral part of these financial statements.

27

ETFMG TM ETFs

STATEMENTS OF OPERATIONS

For the Year Ended September 30, 2022

	ETFMG Alternative Harvest ETF	ETFMG U.S. Alternative Harvest ETF	ETFMG 2x Daily Alternative Harvest ETF	ETFMG 2x Daily Inverse Alternative Harvest ETF(1)
INVESTMENT INCOME
Income:
Dividends from unaffiliated securities (net of foreign withholdings tax & issuance fees of $66,936, $-, $-, $-)	$8,634,246	$478,732	$—	$—
Interest	48,366	177,168	1,181	7,144
Securities lending income	8,972,493	24,668	—	—
Total Investment Income	17,655,105	680,568	1,181	7,144

Expenses:
Management fees	4,904,279	98,177	5,970	17,972
Total Expenses	4,904,279	98,177	5,970	17,972
Net Investment Income (Loss)	12,750,826	582,391	(4,789)	(10,828)

REALIZED & UNREALIZED GAIN (LOSS) ON
INVESTMENTS AND SWAP CONTRACTS
Net Realized Gain (Loss) on:
Unaffiliated Investments	(405,438,907)	(805,339)	—	—
Affiliated Investments	(1,155,400)	—	—	—
In-Kind redemptions	(15,275,711)	(72,398)	—	—
Foreign currency and foreign currency translation	(376,466)	1,182	—	—
Swap contracts	—	(22,727,060)	(1,631,591)	999,026
Net Realized Gain (Loss) on Investments, Swap Contracts and In-Kind redemptions	(422,246,484)	(23,603,615)	(1,631,591)	999,026
Net Change in Unrealized Appreciation (Depreciation) of:
Unaffiliated Investments	(249,687,136)	(6,749,745)	—	—
Affiliated Investments	(27,035,045)	—	—	—
Foreign currency and foreign currency translation	(2,380)	—	—	—
Net change in Unrealized Appreciation (Depreciation) on Investments and Swap Contracts	(276,724,561)	(6,749,745)	—	—
Net Realized and Unrealized Gain (Loss) on Investments and Swap Contracts	(698,971,045)	(30,353,360)	(1,631,591)	999,026
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(686,220,219)	$(29,770,969)	$(1,636,380)	$988,198

(1)	The Fund commenced operations on October 5, 2021.

The accompanying notes are an integral part of these financial statements.

28

ETFMG Alternative Harvest ETF

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended September 30, 2022	Year Ended September 30, 2021
OPERATIONS
Net investment income	$12,750,826	$18,791,771
Net realized loss on investments and In-Kind redemptions	(422,246,484)	(26,438,605)
Net change in unrealized appreciation (depreciation) of investments and foreign currency and foreign currency translation	(276,724,561)	174,690,515
Net increase (decrease) in net assets resulting from operations	(686,220,219)	167,043,681

DISTRIBUTIONS TO SHAREHOLDERS
Total distributions from distributable earnings	(12,808,889)	(17,257,000)

CAPITAL SHARE TRANSACTIONS
Net increase (decrease) in net assets derived from net change in outstanding shares	(43,884,655)	421,833,537
Transaction Fees (See Note 1)	34,194	18,289
Net increase (decrease) in net assets from capital share transactions	(43,850,461)	421,851,826
Total increase (decrease) in net assets	(742,879,569)	571,638,507

NET ASSETS
Beginning of Year	1,067,609,304	495,970,797
End of Year	$324,729,735	$1,067,609,304

Summary of share transactions is as follows:

	Year Ended September 30, 2022		Year Ended September 30, 2021
	Shares	Amount	Shares	Amount
Shares Sold	10,700,000	$91,358,945	57,650,000	$1,053,114,312
Transaction Fees (See Note 1)	—	34,194	—	18,289
Shares Redeemed	(14,600,000)	(135,243,600)	(31,350,000)	(631,269,872)
Net Transactions in Fund Shares	(3,900,000)	$(43,850,461)	26,300,000	$421,862,729
Beginning Shares	74,150,000		47,850,000
Ending Shares	70,250,000		74,150,000

The accompanying notes are an integral part of these financial statements.

29

ETFMG U.S. Alternative Harvest ETF

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended September 30, 2022	Period Ended September 30, 2021(1)
OPERATIONS
Net investment income (loss)	$582,391	$(9,128)
Net realized loss on investments, swap contracts and In-Kind redemptions	(23,603,615)	(1,493,703)
Net change in unrealized appreciation (depreciation) of
investments and swap contracts	(6,749,745)	(204,752)
Net decrease in net assets resulting from operations	(29,770,969)	(1,707,583)

CAPITAL SHARE TRANSACTIONS
Net increase in net assets derived from net change in
outstanding shares	108,640,243	7,804,905
Total increase in net assets	78,869,274	6,097,322

NET ASSETS
Beginning of Year/Period	6,097,322	—
End of Year/Period	$84,966,596	$6,097,322

Summary of share transactions is as follows:

	Year Ended		Period Ended
	September 30, 2022		September 30, 2021(1)
	Shares	Amount	Shares	Amount
Shares Sold	38,920,000	$110,968,118	790,000	$7,804,905
Shares Redeemed	(430,000)	(2,327,875)	—	—
Net Transactions in Fund Shares	38,490,000	$108,640,243	790,000	$7,804,905
Beginning Shares	790,000		—
Ending Shares	39,280,000		790,000

(1)	The Fund commenced operations on May 12, 2021.

The accompanying notes are an integral part of these financial statements.

30

ETFMG 2x Daily Alternative Harvest ETF

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended September 30, 2022	Period Ended September 30, 2021(1)
OPERATIONS
Net investment loss	$(4,789)	$(1,069)
Net realized loss on investments, swap contracts and In-Kind redemptions	(1,631,591)	(396,127)
Net decrease in net assets resulting from operations	(1,636,380)	(397,196)

CAPITAL SHARE TRANSACTIONS
Net increase in net assets from capital share transactions	1,464,207	959,269
Total increase (decrease) in net assets	(172,173)	562,073

NET ASSETS
Beginning of Year/Period	562,073	—
End of Year/Period	$389,900	$562,073

Summary of share transactions is as follows:

	Year Ended September 30, 2022		Period Ended September 30, 2021(1)
	Shares	Amount	Shares	Amount
Shares Sold	840,000	$1,543,938	110,000	$959,269
Shares Redeemed	(60,000)	(79,731)	—	—
Net Transactions in Fund Shares	780,000	$1,464,207	110,000	$959,269
Beginning Shares	110,000		—
Ending Shares	890,000		110,000

(1)	The Fund commenced operations on July 6, 2021.

The accompanying notes are an integral part of these financial statements.

31

ETFMG 2x Daily Inverse Alternative Harvest ETF

STATEMENT OF CHANGES IN NET ASSETS

Period Ended September 30, 2022 (1)
OPERATIONS
Net investment loss	$(10,828)
Net realized gain on investments, swap contracts and In-Kind redemptions	999,026
Net increase in net assets resulting from operations	988,198

DISTRIBUTIONS TO SHAREHOLDERS
Total distributions from distributable earnings	(260,823)

CAPITAL SHARE TRANSACTIONS
Net increase in net assets from capital share transactions	735,584
Total increase in net assets	1,462,959

NET ASSETS
Beginning of Period	—
End of Period	$1,462,959

Summary of share transactions is as follows:

	Period Ended September 30, 2022 (1)
	Shares	Amount
Shares Sold	1,300,000	$25,819,580
Shares Redeemed	(1,240,000)	(25,083,996)
Net Transactions in Fund Shares	60,000	$735,584
Beginning Shares	—
Ending Shares	60,000

(1)	The Fund commenced operations on October 5, 2021.

The accompanying notes are an integral part of these financial statements.

32

ETFMG Alternative Harvest ETF

FINANCIAL HIGHLIGHTS

For a capital share outstanding throughout the year

	Year Ended September 30, 2022	Year Ended September 30, 2021	Year Ended September 30, 2020	Year Ended September 30, 2019	Year Ended September 30, 2018
Net Asset Value, Beginning Year	$14.40	$10.37	$20.83	$39.74	$31.36
Income (Loss) from Investment Operations:
Net investment income[1]	0.18	0.26	0.91	1.02	0.37
Net realized and unrealized
gain (loss) on investments	(9.78)	4.01	(10.49)	(18.96)	8.95
Total from investment operations	(9.60)	4.27	(9.58)	(17.94)	9.32
Less Distributions:
Distributions from net investment income	(0.18)	(0.24)	(0.88)	(0.97)	(0.74)
Net realized gains	—	—	—	—	(0.20)
Total distributions	(0.18)	(0.24)	(0.88)	(0.97)	(0.94)
Net asset value, end year	$4.62	$14.40	$10.37	$20.83	$39.74
Total Return	(67.06)%	40.90%	(46.83)%	(45.60)%	33.85%

Ratios/Supplemental Data:
Net assets at end year (000’s)	$324,730	$1,067,609	$495,971	$800,957	$679,559

Gross Expenses to Average Net Assets	0.75%	0.75%	0.75%	0.75%	0.75%
Net Investment Income to
Average Net Assets	1.95%	1.39%	6.27%	3.26%	1.18%
Portfolio Turnover Rate	74%	75%	46%	71%	97%

[1]	Calculated based on average shares outstanding during the year.

The accompanying notes are an integral part of these financial statements.

33

ETFMG U.S. Alternative Harvest ETF

FINANCIAL HIGHLIGHTS

For a capital share outstanding throughout the year/period

	Year Ended September 30, 2022	Period Ended September 30, 2021[1]

Net Asset Value, Beginning Year/Period	$7.72	$10.00
Income (Loss) from Investment Operations:
Net investment income (loss) [2]	0.13	(0.01)
Net realized and unrealized loss on investments	(5.69)	(2.27)
Total from investment operations	(5.56)	(2.28)
Net asset value, end year/period	$2.16	$7.72
Total Return	(71.97)%	(22.82)%[3]

Ratios/Supplemental Data:
Net assets at end of year/period (000’s)	$84,967	$6,097

Gross Expenses to Average Net Assets	0.75%	0.75%[4]
Net Investment Income (Loss) to Average Net Assets	4.45%	(0.38)%[4]
Portfolio Turnover Rate	12%	16%[3]

[1]	The Fund commenced operations on May 12, 2021.
[2]	Calculated based on average shares outstanding during the year/period.
[3]	Not annualized.
[4]	Annualized.

The accompanying notes are an integral part of these financial statements.

34

ETFMG 2x Daily Alternative Harvest ETF

FINANCIAL HIGHLIGHTS

For a capital share outstanding throughout the year/period

	Year Ended September 30, 2022	Period Ended September 30, 2021[1]
Net Asset Value, Beginning Year/Period	$5.11	$10.00
Income (Loss) from Investment Operations:
Net investment loss [2]	(0.01)	(0.01)
Net realized and unrealized loss on investments	(4.66)	(4.88)
Total from investment operations	(4.67)	(4.89)
Net asset value, end year/period	$0.44	$5.11
Total Return	(91.43)%	(48.90)%[3]

Ratios/Supplemental Data:
Net assets at end of year/period (000’s)	$390	$562

Gross Expenses to Average Net Assets	0.95%	0.95%[4]
Net Investment Loss to Average Net Assets	(0.76)%	(0.72)%[4]
Portfolio Turnover Rate	0%	0%[3]

[1]	The Fund commenced operations on July 6, 2021.
[2]	Calculated based on average shares outstanding during the year/period.
[3]	Not annualized.
[4]	Annualized.

The accompanying notes are an integral part of these financial statements.

35

ETFMG 2x Daily Inverse Alternative Harvest ETF

FINANCIAL HIGHLIGHTS

For a capital share outstanding throughout the period

Period Ended September 30, 2022 [1]

Net Asset Value, Beginning Period	$10.00
Income (Loss) from Investment Operations:
Net investment loss [2]	(0.10)
Net realized and unrealized gain on investments	18.33
Total from investment operations	18.23
Less Distributions:
Distributions from net investment income	(3.85)
Net realized gains	—
Total distributions	(3.85)
Net asset value, end period	$24.38
Total Return	199.05%[3]

Ratios/Supplemental Data:
Net assets at end of period (000’s)	$1,463

Gross Expenses to Average Net Assets	0.95%[4]
Net Investment Loss to Average Net Assets	(0.57)%[4]
Portfolio Turnover Rate	0%[3]

[1]	The Fund commenced operations on October 5, 2021.
[2]	Calculated based on average shares outstanding during the period.
[3]	Not annualized.
[4]	Annualized.

The accompanying notes are an integral part of these financial statements.

36

ETFMG TM ETFs

NOTES TO FINANCIAL STATEMENTS

September 30, 2022

NOTE 1 – ORGANIZATION

ETFMG Alternative Harvest ETF (“MJ”), ETFMG U.S. Alternative Harvest ETF (“MJUS”), ETFMG 2x Daily Alternative Harvest ETF (“MJXL”) and ETFMG 2x Daily Inverse Alternative Harvest ETF (“MJIN”) (each a “Fund”, or collectively the “Funds”) are series of ETF Managers Trust (the “Trust”), an open-end management investment company consisting of multiple investment series, organized as a Delaware statutory trust on July 1, 2009. The Trust is registered with the SEC under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company and the offering of the Funds’ shares (“Shares”) is registered under the Securities Act of 1933, as amended (the “Securities Act”).

The following table is a summary of the Strategy Commencement Date and Strategy of the Funds:

Fund Ticker	Strategy Commencement Date	Strategy
ETFMG Alternative Harvest ETF	12/3/2015	Seeks to provide investment results that, before fees and expenses, correspond generally to the total return performance of the Prime Alternative Harvest Index (the “Index”).
ETFMG U.S. Alternative Harvest ETF	5/12/2021	Seeks to achieve its investment objective by investing, under normal circumstances, at least 80% of its net assets (plus any borrowings for investment purposes) in securities of companies that derive at least 50% of their net revenue from the “Cannabis Business” in the United States, and in derivatives that have economic characteristics similar to such securities.
ETFMG 2x Daily Alternative Harvest ETF	7/6/2021	Seeks daily investment results, before fees and expenses, that correspond to two times (2x) the return of the Index for a single day, not for any other period.
ETFMG 2x Daily Inverse Alternative Harvest ETF	10/5/2021	Seeks daily investment results, before fees and expenses, that correspond to two times the inverse (-2x) (or opposite) of the return of the Index for a single day, not for any other period.

The Funds may use a combination of swaps on the Index and swaps on an ETF whose investment objective is to track the performance of the same, or a substantially similar index to achieve their investment objective.

The Funds each currently offer one class of shares, which have no front end sales load, no deferred sales charges, and no redemption fees. The Funds may issue an unlimited number of shares of beneficial interest, with no par value. All shares of each Fund have equal rights and privileges.

Shares of the Funds are listed and traded on the NYSE Arca, Inc. Market prices for the shares may be different from their net asset value (“NAV”). Each Fund issues and redeems shares on a continuous basis at NAV only in blocks of 50,000 shares for MJ and MJUS and 10,000 shares for MJXL and MJIN, called “Creation Units.” Creation Units are issued and redeemed principally in-kind for securities included in a specified Index. Once created, shares generally trade in the secondary market at market prices that change throughout the day in quantities less than a Creation Unit. Except when aggregated in Creation Units, shares are not redeemable securities of a Fund. Shares of a Fund may only be purchased or redeemed by certain financial institutions (“Authorized Participants”). An Authorized Participant is either (i) a broker-dealer or other participant in the clearing process through the Continuous Net Settlement System of the National Securities Clearing Corporation or (ii) a DTC participant and, in each case, must have executed a Participant Agreement with the Distributor. Most retail investors do not qualify as Authorized Participants nor have the resources to buy and sell whole Creation Units. Therefore, they are unable to purchase or redeem the shares directly from a Fund. Rather, most retail investors may purchase Shares in the secondary market with the assistance of a broker and may be subject to customary brokerage commissions or fees.

37

ETFMG TM ETFs

NOTES TO FINANCIAL STATEMENTS

September 30, 2022 (Continued)

Authorized Participants transacting in Creation Units for cash may pay an additional variable charge to compensate the relevant Fund for certain transaction costs (i.e., brokerage costs) and market impact expenses relating to investing in portfolio securities. Such variable charges, if any, are included in “Transaction Fees” in the Statements of Changes in Net Assets.

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Funds. These policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”).

The Funds follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standard Codification Topic 946 Financial Services – Investment Companies.

The Funds may invest in certain other investment companies (underlying funds). For more information about each underlying Fund’s operations and policies, please refer to those Fund’s semiannual and annual reports, which are filed with the SEC.

A.	Security Valuation. Securities listed on a securities exchange, market or automated quotation system for which quotations are readily available (except for securities traded on NASDAQ), including securities traded over the counter, are valued at the last quoted sale price on the primary exchange or market (foreign or domestic) on which they are traded on the valuation date (or at approximately 4:00 pm Eastern Time if a security’s primary exchange is normally open at that time), or, if there is no such reported sale on the valuation date, at the most recent quoted bid price. For securities traded on NASDAQ, the NASDAQ Official Closing Price will be used.

Securities for which quotations are not readily available are valued at their respective fair values as determined in good faith by ETF Managers Group, LLC (the “Adviser”), using procedures adopted by the Board of Trustees (the “Board”). When a security is “fair valued,” consideration is given to the facts and circumstances relevant to the particular situation, including a review of various factors set forth in the pricing procedures adopted by the Funds’ Board. The use of fair value pricing by a Fund may cause the net asset value of its shares to differ significantly from the net asset value that would be calculated without regard to such considerations. As of September 30, 2022, the ETFMG Alternative Harvest ETF held one security that was fair valued by the Adviser.

As described above, the Funds utilize various methods to measure the fair value of their investments on a recurring basis. U.S. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of inputs are:

Level 1	Unadjusted quoted prices in active markets for identical assets or liabilities that the Funds have the ability to access.
Level 2	Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

38

ETFMG TM ETFs

NOTES TO FINANCIAL STATEMENTS

September 30, 2022 (Continued)

Level 3	Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available; representing the Funds’ own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The following table presents a summary of the Funds’ investments in securities and swap contracts at fair value, as of September 30, 2022:

ETFMG Alternative Harvest ETF
Assets^	Level 1	Level 2	Level 3		Total
Common Stocks	$237,505,184	$—	$—	(1)	$237,505,184
Short-Term Investments	4,252,988	—	—		4,252,988
ETFMG Sit Ultra Short ETF**	28,845,000	—	—		28,845,000
ETFMG U.S. Alternative Harvest ETF**	83,831,447	—	—		83,831,447
Investments Purchased with Securities Lending Collateral*	—	—	—		118,945,523
Total Investments in Securities	$345,434,619	$—	$—		$473,380,142

ETFMG U.S. Alternative Harvest ETF
Assets^	Level 1	Level 2	Level 3	Total
Common Stocks	$25,008,214	$—	$—	$25,008,214
Short-Term Investments	4,429,886	65,910,882	—	70,340,768
Investments Purchased with Securities Lending Collateral*	—	—	—	434,125
Total Investments in Securities	$29,438,100	$65,910,882	$—	$95,783,107

Swap Contracts***	Level 1	Level 2	Level 3	Total
Long Total Return Equity Swap Contracts	$—	$—	$—	$—
Total Swap Contracts	$—	$—	$—	$—

39

ETFMG TM ETFs

NOTES TO FINANCIAL STATEMENTS

September 30, 2022 (Continued)

ETFMG 2x Daily Alternative Harvest ETF
Assets^	Level 1	Level 2	Level 3	Total
Short-Term Investments	$238,799	$—	$—	$238,799
Total Investments in Securities	$238,799	$—	$—	$238,799

Swap Contracts***	Level 1	Level 2	Level 3	Total
Long Total Return Equity Swap Contracts	$—	$—	$—	$—
Total Swap Contracts	$—	$—	$—	$—

ETFMG 2x Daily Inverse Alternative Harvest ETF
Assets^	Level 1	Level 2	Level 3	Total
Short-Term Investments	$4,971	$—	$—	$4,971
Total Investments in Securities	$4,971	$—	$—	$4,971

Swap Contracts***	Level 1	Level 2	Level 3	Total
Long Total Return Equity Swap Contracts	$—	$—	$—	$—
Total Swap Contracts	$—	$—	$—	$—

(1)	Includes a security valued at $0.
^	See Schedule of Investments for classifications by country and industry.
*	Certain investments that are measured at fair value used the net asset value per share (or its equivalent) practical expedient have not been categorized in the fair value hierarchy. The fair value amounts presented in the table are intended to permit reconciliation of the fair value hierarchy to the amounts presented in the Schedules of Investments.
**	Investment was purchased with collateral.
***	Swap contracts are derivative instruments, which are presented at the unrealized appreciation/depreciation on the instrument.

B.	Federal Income Taxes. The Funds have each elected to be taxed as a “regulated investment company” and intend to distribute substantially all taxable income to their shareholders and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. Therefore, no provisions for federal income taxes or excise taxes have been made.

To avoid imposition of the excise tax applicable to regulated investment companies, each Fund intends to declare each year as dividends, in each calendar year, at least 98.0% of its net investment income (earned during the calendar year) and 98.2% of its net realized capital gains (earned during the twelve months ended October 31) plus undistributed amounts, if any, from prior years.

Net capital losses incurred after October 31, within the taxable year are deemed to arise on the first business day of each Fund’s next taxable year.

Each Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Each Fund has analyzed its tax position and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions expected to be taken in the Funds’ 2022 tax returns. The Funds identify their major tax jurisdictions as U.S. Federal, the State of New Jersey, and the State of Delaware; however the Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

40

ETFMG TM ETFs

NOTES TO FINANCIAL STATEMENTS

September 30, 2022 (Continued)

As of September 30, 2022, management has reviewed the tax positions for open periods (for Federal purposes, three years from the date of filing and for state purposes, generally a range of three to four years from the date of filing), as applicable to the Funds, and has determined that no provision for income tax is required in the Funds’ financial statements.

C.	Security Transactions and Investment Income. Investment securities transactions are accounted for on the trade date. Gains and losses realized on sales of securities are determined on a specific identification basis. Discounts/premiums on debt securities purchased are accreted/amortized over the life of the respective securities using the effective interest method. Dividend income is recorded on the ex-dividend date. Interest income is recorded on an accrual basis. Income, including gains, from investments in foreign securities received by the Funds may be subject to income, withholding or other taxes imposed by foreign countries.

D.	Foreign Currency Translations and Transactions. The Funds may engage in foreign currency transactions. Foreign currency transactions are translated into U.S. dollars on the following basis: (i) market value of investment securities, assets and liabilities at the daily rates of exchange, and (ii) purchases and sales of investment securities, dividend and interest income and certain expenses at the rates of exchange prevailing on the respective dates of such transactions. For financial reporting purposes, the Funds do not isolate changes in the exchange rate of investment securities from the fluctuations arising from changes in the market prices of securities for unrealized gains and losses. However, for federal income tax purposes, the Funds do isolate and treat as ordinary income the effect of changes in foreign exchange rates on realized gains or losses from the sale of investment securities and payables and receivables arising from trade-date and settlement-date differences.

E.	Distributions to Shareholders. Distributions to shareholders from net investment income are generally declared and paid by each of the Funds on a quarterly basis. Distributions to shareholders from realized gains on securities for each Fund normally are declared and paid on an annual basis. Distributions are recorded on the ex-dividend date.

F.	Use of Estimates. The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements, as well as the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

G.	Share Valuation. The net asset value (“NAV”) per share of each Fund is calculated by dividing the sum of the value of the securities held by the Fund, plus cash and other assets, minus all liabilities (including estimated accrued expenses) by the total number of shares outstanding for the Fund, rounded to the nearest cent. The Funds’ shares will not be priced on the days on which the NYSE is closed for trading. For Authorized Participants, the offering and redemption price per share for the Funds are equal to the Funds’ respective net asset value per share.

H.	Guarantees and Indemnifications. In the normal course of business, the Funds enter into contracts with service providers that contain general indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

41

ETFMG TM ETFs

NOTES TO FINANCIAL STATEMENTS

September 30, 2022 (Continued)

Derivatives

The Funds may enter into swap agreements; including interest rate, index, and total return swap agreements. Swap agreements are contracts between parties in which one party agrees to make periodic payments to the other party based on the change in market value or level of a specified rate, index or asset. In return, the other party agrees to make payments to the first party based on the return of a different specified rate, index or asset. Swap agreements will usually be done on a net basis, i.e., where the two parties make net payments with a Fund receiving or paying, as the case may be, only the net amount of the two payments. The net amount of the excess, if any, of a Fund’s obligations over its entitlements with respect to each swap is accrued on a daily basis and an amount of cash or equivalents having an aggregate value at least equal to the accrued excess is maintained by the Fund.

The total return swap contracts are subject to master netting agreements, which are agreements between a Fund and its counterparties that provide for the net settlement of all transactions and collateral with the Fund through a single payment, in the event of default or termination. Amounts presented on the schedule of total return swaps are gross settlement amounts.

The following table presents the Funds’ gross derivative assets and liabilities by counterparty and contract type, net of amounts available for offset under a master netting agreement and the related collateral received or pledged by the Funds as of September 30, 2022.

ETFMG U.S. Alternative Harvest ETF

		Gross			Gross Amounts not
		Amounts of			offset in the Statements
		Recognized			of Assets & Liabilities
Assets
Presented in
		the	Gross
		Statements	Amounts
	Investment	of Assets &	Available	Net	Financial	Collateral
Counterparty	Type	Liabilities	Offset	Amounts	Instruments	Received	Net Amount
Cowen and Company, LLC	Total Return Swap Contracts	$5,085,442	$—	$5,085,442	$—	$—	$5,085,442
National Bank of Canada	Total Return Swap Contracts	$(18,796,307)	$—	$(18,796,307)	$—	$—	$(18,796,307)

ETFMG 2x Daily Alternative Harvest ETF

		Gross			Gross Amounts not
		Amounts of			offset in the Statements
		Recognized			of Assets & Liabilities
Assets
Presented in
		the	Gross
		Statements	Amounts
	Investment	of Assets &	Available	Net	Financial	Collateral
Counterparty	Type	Liabilities	Offset	Amounts	Instruments	Received	Net Amount
Cowen and Company, LLC	Total Return Swap Contract	$(213,095)	$—	$(213,095)	$—	$—	$(213,095)

42

ETFMG TM ETFs

NOTES TO FINANCIAL STATEMENTS

September 30, 2022 (Continued)

ETFMG 2x Daily Inverse Alternative Harvest ETF

		Gross			Gross Amounts not
		Amounts of			offset in the Statements
		Recognized			of Assets & Liabilities
Assets
Presented in
		the	Gross
		Statements	Amounts
	Investment	of Assets &	Available	Net	Financial	Collateral
Counterparty	Type	Liabilities	Offset	Amounts	Instruments	Received	Net Amount
Cowen and Company, LLC	Total Return Swap Contract	$528,679	$—	$528,679	$—	$—	$528,679

The average monthly notional amount of the swap contracts during the year ended September 30, 2022 for the Funds were:

ETFMG U.S. Alternative Harvest ETF	Swap Contracts	$11,329,271
ETFMG 2x Daily Alternative Harvest ETF	Swap Contract	$1,203,719
ETFMG 2x Daily Inverse Alternative Harvest ETF	Swap Contract	$(3,272,788)

The following is a summary of the effect of swap contracts on the Funds’ Statements of Assets and Liabilities as of September 30, 2022:

		Assets	Liabilities	Net Unrealized Gain (Loss)
ETFMG U.S. Alternative Harvest ETF	Swap Contracts	$—	$23,881,749	$—
ETFMG 2x Daily Alternative Harvest ETF	Swap Contract	$—	$213,095	$—
ETFMG 2x Daily Inverse Alternative Harvest ETF	Swap Contract	$528,679	$—	$—

The following is a summary of the effect of swap contracts on the Funds’ Statements of Operations for the year ended September 30, 2022:

		Realized Gain (Loss)	Change in Unrealized Appreciation/ Depreciation
ETFMG U.S. Alternative Harvest ETF	Swap Contracts	$(22,727,060)	$—
ETFMG 2x Daily Alternative Harvest ETF	Swap Contract	(1,631,591)	—
ETFMG 2x Daily Inverse Alternative Harvest ETF	Swap Contract	999,026	—

NOTE 3 – RISK FACTORS

Investing in the Funds may involve certain risks, as discussed in the Funds’ prospectus, including, but not limited to, those described below. Any of these risks could cause an investor to lose money.

Market Risk. Financial markets rise and fall in response to a variety of factors, sometimes rapidly and unpredictably. As with any investment whose performance is tied to these markets, the value of an investment in a Fund will fluctuate, which means that an investor could lose money over short or long periods.

Investment Style Risk. The Funds are not actively managed (“Index Funds”). Therefore, those Funds follow the securities included in its respective index during upturns as well as downturns. Because of their indexing strategies, the Index Funds do not take steps to reduce market exposure or to lessen the effects of a declining market. In addition, because of the Index Funds’ expenses, the Index Funds’ performance may be below that of their respective index.

43

ETFMG TM ETFs

NOTES TO FINANCIAL STATEMENTS

September 30, 2022 (Continued)

Equity Risk. The prices of equity securities rise and fall daily. These price movements may result from factors affecting individual companies, industries or the securities market as a whole. In addition, equity markets tend to move in cycles which may cause stock prices to fall over short or extended periods of time.

Securities Lending Risk. Securities lending involves the risk of loss of rights in, or delay in recovery of, the loaned securities if the borrower fails to return the security loaned or becomes insolvent.

Concentration Risk. To the extent that a Fund’s or an index’s portfolio is concentrated in the securities of issuers in a particular market, industry, group of industries, sector or asset class, the fund may be adversely affected by the performance of those securities, may be subject to increased price volatility and may be more vulnerable to adverse economic, market, political or regulatory occurrences affecting that market, industry, group of industries, sector or asset class.

Natural Disaster/Epidemic Risk. Natural or environmental disasters, such as earthquakes, fires, floods, hurricanes, tsunamis and other severe weather-related phenomena generally, and widespread disease, including pandemics and epidemics (for example, the novel coronavirus COVID- 19),have been and can be highly disruptive to economies and markets and have recently led, and may continue to lead, to increased market volatility and significant market losses. Such natural disaster and health crises could exacerbate political, social, and economic risks previously mentioned, and result in significant breakdowns, delays, shutdowns, social isolation, and other disruptions to important global, local and regional supply chains affected, with potential corresponding results on the operating performance of the Funds and their investments. A climate of uncertainty and panic, including the contagion of infectious viruses or diseases, may adversely affect lobal, regional, and local economies and reduce the availability of potential investment opportunities, and increases the difficulty of performing due diligence and modeling market conditions, potentially reducing the accuracy of financial projections. Under the circumstances, the Funds may have difficulty achieving their investment objectives which may adversely impact performance. Further, such events can be highly disruptive to economies and markets, significantly disrupt the operations of individual companies (including, but not limited to, the Funds’ Sponsor and third party service providers), sectors, industries, markets, securities and commodity exchanges, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of the Funds’ investments. These factors can cause substantial market volatility. exchange trading suspensions and closures and can impact the ability of the Funds to complete redemptions and otherwise affect Fund performance and Fund trading in the secondary market. A widespread crisis may also affect the global economy in ways that cannot necessarily be foreseen at the current time. How long such events will last and whether they will continue or recur cannot be predicted. Impacts from these events could have significant impact on a Fund’s performance, resulting in losses to the Funds.

Derivatives Risk. Derivatives are financial instruments that derive value from the underlying reference asset or assets, such as stocks, bonds, or funds (including ETFs), interest rates or indexes. A Fund’s investments in derivatives may pose risks in addition to, and greater than, those associated with directly investing in securities or other ordinary investments, including risk related to the market, leverage, imperfect daily correlations with underlying investments or the Fund’s other portfolio holdings, higher price volatility, lack of availability, counterparty risk, liquidity, valuation and legal restrictions. The use of derivatives is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The use of derivatives may result in larger losses or smaller gains than directly investing in securities. When a Fund uses derivatives, there may be imperfect correlation between the value of the reference assets and the derivative, which may prevent the Fund from achieving its investment objective. Because derivatives often require only a limited initial investment, the use of derivatives may expose a Fund to losses in excess of those amounts initially invested.

44

ETFMG TM ETFs

NOTES TO FINANCIAL STATEMENTS

September 30, 2022 (Continued)

Daily Index Correlation/Tracking Risk. There is no guarantee that a Fund will achieve a high degree of correlation to the Index and therefore achieve its daily leveraged investment objective. To achieve a high degree of correlation with the Index, a Fund seeks to rebalance its portfolio daily to keep leverage consistent with its daily leveraged investment objective. In addition, a Fund’s exposure to the Index is impacted by the Index’s movement. Because of this, it is unlikely that a Fund will be perfectly exposed to the Index at the end of each day. The possibility of the Fund being materially over- or under-exposed to the Index increases on days when the Index is volatile near the close of the trading day. Market disruptions, regulatory restrictions and extreme volatility will also adversely affect a Fund’s ability to adjust exposure to the required levels.

On February 24, 2022, Russia commenced a military attack on Ukraine. The outbreak of hostilities between the two countries could result in more widespread conflict and could have a severe adverse effect on the region and the markets. In addition, sanctions imposed on Russia by the United States and other countries, and any sanctions imposed in the future could have a significant adverse impact on the Russian economy and related markets. The price and liquidity of investments may fluctuate widely as a result of the conflict and related events. How long such conflict and related events will last and whether it will escalate further cannot be predicted, nor its effect on the Funds.

A complete description of the principal risks is included in each Fund’s prospectus under the heading “Principal Investment Risks.”

NOTE 4 – MANAGEMENT AND OTHER CONTRACTS

The Advisor serves as the investment advisor to the Funds. Pursuant to an Investment Advisory Agreement (“Advisory Agreement”) between the Trust, on behalf of the Funds, and the Advisor, the Advisor provides investment advice to the Funds and oversees the day-to-day operations of the Funds, subject to the direction and control of the Board and the officers of the Trust. Under the Advisory Agreement, the Advisor is also responsible for arranging transfer agency, custody, fund administration and accounting, and other non-distribution related services necessary for the Funds to operate.

Under the Investment Advisory Agreement, the Advisor has overall responsibility for the general management and administration of the Funds and arranges for sub-advisory, transfer agency, custody, fund administration, securities lending, and all other non-distribution related services necessary for the Funds to operate. The Funds unitary fees are accrued daily and paid monthly. The Advisor bears the costs of all advisory and non- advisory services required to operate the Funds, in exchange for a single unitary fee at the following annual rates:

ETFMG Alternative Harvest ETF	0.75%
ETFMG U.S. Alternative Harvest ETF	0.75%
ETFMG 2x Daily Alternative Harvest ETF	0.95%
ETFMG 2x Daily Inverse Alternative Harvest ETF	0.95%

Under the Investment Advisory Agreement, the Advisor has agreed to pay all expenses of the Funds, except for: the fee paid to the Advisor pursuant to the Investment Advisory Agreement, interest charges on any borrowings, taxes, brokerage commissions and other expenses incurred in placing orders for the purchase and sale of securities and other investment instruments, acquired fund fees and expenses, accrued deferred tax liability, extraordinary expenses, and distribution (12b-1) fees and expenses (collectively, “Excluded Expenses”). The Advisor has entered into an agreement with its affiliate ETFMG Financial, LLC to serve as distributor to the Funds (the “Distributor”). The Distributor provides marketing support for the Funds, including distributing marketing materials related to the Funds. Level ETF Ventures, LLC (“Level”) serves as the index provider for MJ, MJUS, MJXL and MJIN. Level is not affiliated with the Trust or the Advisor.

45

ETFMG TM ETFs

NOTES TO FINANCIAL STATEMENTS

September 30, 2022 (Continued)

U.S. Bancorp Fund Services, LLC doing business as U.S. Bank Global Fund Services (the “Administrator”) provides fund accounting, fund administration, and transfer agency services to the Funds. The Advisor compensates the Administrator for these services under an administration agreement between the two parties.

The Advisor pays each independent Trustee a quarterly fee for service to the Funds. Each Trustee is also reimbursed by the Advisor for all reasonable out-of-pocket expenses incurred in connection with his duties as Trustee, including travel and related expenses incurred in attending Board meetings.

NOTE 5 – DISTRIBUTION PLAN

The Funds have each adopted a Plan of Distribution pursuant to Rule 12b-1 under the 1940 Act. Under the Plan, each Fund may pay compensation to the Distributor or any other distributor or financial institution with which the Trust has an agreement with respect to each Fund, with the amount of such compensation not to exceed an annual rate of 0.25% of each Fund’s average daily net assets. During the year ended September 30, 2022, the Funds did not incur any 12b-1 expenses.

NOTE 6 - PURCHASES AND SALES OF SECURITIES

The costs of purchases and sales of securities, excluding short-term securities and in-kind transactions, during the year ended September 30, 2022:

	Purchases	Sales
ETFMG Alternative Harvest ETF	$529,422,587	$588,803,589
ETFMG U.S. Alternative Harvest ETF	31,549,272	639,628

The costs of purchases and sales of in-kind transactions associated with creations and redemptions during the year ended September 30, 2022:

	Purchases In-Kind	Sales In-Kind
ETFMG Alternative Harvest ETF	$85,541,172	$125,640,740
ETFMG U.S. Alternative Harvest ETF	890,253	651,777

Purchases in-kind are the aggregate of all in-kind purchases and sales in-kind are the aggregate of all in-kind sales. Net capital gains or losses resulting from in-kind redemptions are excluded from the Funds’ determination of taxable gains and are not distributed to shareholders.

ETFMG U.S. Alternative Harvest ETF had purchases of $65,910,882 and $0 sales of U.S. Government obligations during the year ended September 30, 2022.

46

ETFMG TM ETFs

NOTES TO FINANCIAL STATEMENTS

September 30, 2022 (Continued)

NOTE 7 — SECURITIES LENDING

The Fund may lend up to 33 1⁄3% of the value of the securities in its portfolio to brokers, dealers and financial institutions (but not individuals) under terms of participation in a securities lending program administered by U.S. Bank N.A. (“the Custodian”). The securities lending agreement requires that loans are collateralized at all times in an amount equal to at least 102% of the value of any loaned securities at the time of the loan, plus accrued interest. The Fund receives compensation in the form of fees and earn interest on the cash collateral. The amount of fees depends on a number of factors including the type of security and length of the loan. The Fund continues to receive interest payments or dividends on the securities loaned during the borrowing period. Gain or loss in the fair value of securities loaned that may occur during the term of the loan will be for the account of the Fund. The Fund has the right under the terms of the securities lending agreement to recall the securities from the borrower on demand. The cash collateral is invested by the Custodian in accordance with approved investment guidelines. Those guidelines require the cash collateral to be invested in readily marketable, high quality, short -term obligations either directly on behalf of the Fund or through one or more joint accounts, money market funds, or short-term bond funds, including those advised by or affiliated with the Adviser; however, such investments are subject to risk of payment delays or default on the part of the issuer or counterparty or otherwise may not generate sufficient interest to support the costs associated with securities lending. Other investment companies, in which the Fund may invest cash collateral, can be expected to incur fees and expenses for operations, such as investment advisory and administration fees, which would be in addition to those incurred by the Fund, and which may be received in full or in part by the Adviser. Pursuant to guidance issued by the SEC staff, fees and expenses of money market funds used for cash collateral received in connection with loans of securities are not treated as Acquired Fund Fees and Expenses, which reflect a fund’s pro rata share of the fees and expenses incurred by other investment companies in which the Fund invests (as disclosed in the Prospectus, as applicable). The Fund could also experience delays in recovering its securities and possible loss of income or value if the borrower fails to return the borrowed securities, although the Fund is indemnified from this risk by contract with the securities lending agent.

As of the year ended September 30, 2022 the value of the securities on loan and payable for collateral due to broker were as follows:

Value of Securities on Loan Collateral Received
	Values of	Fund
	Securities on	Collateral
Fund	Loan	Received*
ETFMG Alternative Harvest ETF	$119,295,576	$148,794,320
ETFMG U.S. Alternative Harvest ETF	387,980	434,125

*  The cash collateral received was invested in the Mount Vernon Liquid Assets Portfolio, a money market fund with an overnight and continuous maturity, and ETFMG Sit Ultra Short ETF as shown on the Schedule of Investments.

NOTE 8 – FEDERAL INCOME TAXES

The components of distributable earnings (losses) and cost basis of investments for federal income tax purposes at September 30, 2022 were as follows:

				Net
		Gross	Gross	Unrealized
		Unrealized	Unrealized	Appreciation
	Cost	Appreciation	Depreciation	(Depreciation)
ETFMG Alternative Harvest ETF	$1,195,995,311	$1,117,097	$(723,732,266)	$(722,615,169)
ETFMG U.S. Alternative Harvest ETF	103,190,345	4,417	(7,411,655)	(7,407,238)
ETFMG 2x Daily Alternative Harvest ETF	238,799	—	—	—
ETFMG 2x Daily Inverse Alternative Harvest ETF	4,971	—	—	—

47

ETFMG TM ETFs

NOTES TO FINANCIAL STATEMENTS

September 30, 2022 (Continued)

The difference between the tax cost of investments and the cost of investments for GAAP purposes is primarily due to the tax treatment of wash sale losses.

As of September 30, 2022, the components of distributable earnings (loss) on a tax basis were as follows:

	Undistributed	Undistributed	Total	Other	Total
	Ordinary	Long-Term	Distributable	Accumulated	Accumulated
	Income	Gain	Earnings	Loss	Gain (Loss)
ETFMG Alternative Harvest ETF	$1,579,488	$—	$1,579,488	$(1,085,293,999)	$(1,806,329,680)
ETFMG U.S. Alternative Harvest ETF	—	—	—	(21,665,648)	(29,072,886)
ETFMG 2x Daily Alternative Harvest ETF	—	—	—	(353,431)	(353,431)
ETFMG 2x Daily Inverse Alternative Harvest ETF	727,375	—	727,375	—	727,375

The difference between the tax cost of investments and the cost of investments for GAAP purposes is primarily due to the tax treatment of wash sale losses.

As of September 30, 2022, the Funds had accumulated capital loss carryovers of:

	Capital Loss	Capital Loss
	Carryforward	Carryforward
	ST	LT	Expires
ETFMG Alternative Harvest ETF	$(378,499,662)	$(706,791,957)	Indefinite
ETFMG U.S. Alternative Harvest ETF	(778,444)	(43,673)	Indefinite
ETFMG 2x Daily Alternative Harvest ETF	(353,431)	—	Indefinite
ETFMG 2x Daily Inverse Alternative Harvest ETF	—	—	Indefinite

Under current tax law, capital and currency losses realized after October 31 of a Fund’s fiscal year may be deferred and treated as occurring on the first business day of the following fiscal year for tax purposes. The following Funds had deferred post-October capital and currency losses, which will be treated as arising on the first business day of the year ending September 30, 2022.

	Late Year Ordinary Loss	Post- October Capital Loss
ETFMG Alternative Harvest ETF	$—	$—
ETFMG U.S. Alternative Harvest ETF	(20,843,531)	—
ETFMG 2x Daily Alternative Harvest ETF	—	—
ETFMG 2x Daily Inverse Alternative Harvest ETF	—	—

48

ETFMG TM ETFs

NOTES TO FINANCIAL STATEMENTS

September 30, 2022 (Continued)

U.S. GAAP requires that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. For the fiscal year ended September 30, 2022, the following table shows the reclassifications made:

	Total
	Distributable	Paid-In
	Earnings/(Loss)	Capital
ETFMG Alternative Harvest ETF	$37,694,645	$(37,694,645)
ETFMG U.S. Alternative Harvest ETF	985,731	(985,731)
ETFMG 2x Daily Alternative Harvest ETF	1,359,693	(1,359,693)
ETFMG 2x Daily Inverse Alternative Harvest ETF	—	—

The tax character of distributions paid during the year ended September 30, 2022, and the year ended September 30, 2021 were as follows:

	Year Ended		Year Ended
	September 30, 2022		September 30, 2021
	From	From	From	From
	Ordinary	Capital	Ordinary	Capital
	Income	Gains	Income	Gains
ETFMG Alternative Harvest ETF	$12,808,889	—	$17,257,000	—
ETFMG U.S. Alternative Harvest ETF	—	—	—	—
ETFMG 2x Daily Alternative Harvest ETF	—	—	—	—
ETFMG 2x Daily Inverse Alternative Harvest ETF	260,823	—	—	—

NOTE 9 – INVESTMENTS IN AFFILIATES

ETFMG Alternative Harvest ETF

ETFMG Alternative Harvest ETF owned the following companies during the year ended September 30, 2022. ETFMG Sit Ultra Short ETF and ETFMG U.S. Alternative Harvest ETF are deemed to be affiliates of the Fund as defined by the 1940 Act as of the year ended September 30, 2022. Transactions during the year in these securities were as follows:

					Change in
	Value at				Unrealized		Value at
	September 30,			Realized Gain	Appreciation	Dividend	September 30,	Ending
Security Name	2021	Purchases	Sales	(Loss)(1)	(Depreciation)	Income	2022	Shares
22nd Century Group, Inc.	$38,141,530	$3,371,991	$(25,246,294)	$(15,752,872)	$964,780	$—	$1,479,135	$1,595,099
Aurora Cannabis, Inc.	77,960,284	13,895,308	(17,045,361)	(16,521,175)	(45,573,396)	—	12,715,660	10,422,672
Clever Leaves Holdings, Inc.	17,915,605	583,293	(6,750,116)	(21,402,040)	9,653,258	—	—	—
Corbus Pharmaceuticals Holdings, Inc.	14,383,541	1,436,175	(3,696,098)	(17,455,042)	6,108,627	—	777,203	4,710,319
ETFMG Sit Ultra Short ETF *	85,827,375	—	(54,812,979)	(1,156,822)	(1,012,574)	—	28,845,000	600,000
ETFMG U.S. Alternative Harvest ETF *	—	110,022,468	(169,972)	1,422	(26,022,471)	—	83,831,447	38,873,845
Organigram Holdings, Inc.	60,578,493	8,383,296	(31,922,653)	(13,755,232)	(11,550,651)	—	11,733,253	13,461,740
Village Farms International, Inc.	36,150,781	3,088,376	(15,751,353)	(20,103,758)	(1,548,381)	—	1,835,665	961,081
Zynerba Pharmaceuticals, Inc.	18,879,935	2,330,079	(5,560,165)	(9,716,318)	(4,279,965)	—	1,653,566	2,258,970
Total	$349,837,544	$143,110,986	$(160,954,991)	$(115,861,837)	$(73,260,773)	$—	$142,870,929	$72,883,726

*Affiliate as of September 30, 2022.

[1]	Realized Losses include transactions in affiliated investments and affiliated in-kind redemptions.

NOTE 10 – LEGAL MATTERS

The Trust, the Adviser, and certain officers and affiliated persons of the Adviser (together with the Adviser, the “Adviser Defendants”) were named as defendants in an action filed December 21, 2021, in the Superior Court of New Jersey, Union County, captioned PureShares, LLC, d/b/a PureFunds et al. v. ETF Managers Group, LLC et al., Docket No. UNN-C-152-21 (the “NJ Action”). The NJ Action asserted breach of contract and other tort claims and sought damages in unspecified amounts and injunctive relief. On May 25, 2022, the court in the NJ Action dismissed with prejudice all claims asserted against the Trust, as well as all contract claims and all except one tort claim asserted against the Adviser Defendants.

49

ETFMG TM ETFs

NOTES TO FINANCIAL STATEMENTS

September 30, 2022 (Continued)

As of September 30, 2022, there were no adjustments made to the accompanying financial statements based on the above legal matters.

NOTE 11 – SUBSEQUENT EVENTS

In preparing these financial statements, the Funds have evaluated events and transactions for potential recognition or disclosure through the date the financial statements were issued. The Board of Trustees of the Trust approved a Plan of Liquidation for the ETFMG 2x Daily Inverse Alternative Harvest ETF effective November 23, 2022. The Plan of Liquidation authorizes the termination, liquidation and dissolution of the Fund.

Other than as disclosed, there were no other subsequent events requiring recognition or disclosure through the date the financial statements were issued.

50

ETFMG TM ETFs

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of ETF Managers Trust

and the Shareholders of ETFMG Alternative Harvest ETF, ETFMG U.S. Alternative Harvest ETF, ETFMG

2x Daily Alternative Harvest ETF and ETFMG 2x Daily Inverse Alternative Harvest ETF:

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments of ETFMG Alternative Harvest ETF and the schedules of investments and total return swaps of ETFMG U.S. Alternative Harvest ETF, ETFMG 2x Daily Alternative Harvest ETF and ETFMG 2x Daily Inverse Alternative Harvest ETF (collectively the “Funds”) (certain of the Funds comprising ETF Managers Trust), as of September 30, 2022, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended of ETFMG Alternative Harvest ETF, ETFMG U.S. Alternative Harvest ETF and ETFMG 2x Daily Alternative Harvest ETF and the statement of changes in net assets for the period ended of ETFMG 2x Daily Inverse Alternative Harvest ETF, the financial highlights for each of the periods indicated therein and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Funds as of September 30, 2022, and the results of their operations for the year then ended, the changes in net assets for each of the two years in the period then ended of ETFMG Alternative Harvest ETF, ETFMG U.S. Alternative Harvest ETF and ETFMG 2x Daily Alternative Harvest ETF and the statement of changes in net assets for the period ended of ETFMG 2x Daily Inverse Alternative Harvest ETF, and the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of September 30, 2022 by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

/s/WithumSmith+Brown, PC

We have served as the auditor for one or more series of the Trust since 2013.

New York, New York

November 29, 2022

51

ETFMG TM ETFs

EXPENSE EXAMPLE

September 30, 2022 (Unaudited)

As a shareholder of the Funds you incur two types of costs: (1) transaction costs, including brokerage commissions on purchases and sales of Fund shares, and (2) ongoing costs, including management fees and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other funds. The examples are based on an investment of $1,000 invested for the period of time as indicated in the table below.

Actual Expenses

The first line of the table provides information about actual account values based on actual returns and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then, multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period’’ to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table provides information about hypothetical account values based on a hypothetical return and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales of Fund shares. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. If these transactional costs were included, your costs would have been higher.

Fund Name	Beginning Account Value April 1, 2022	Ending Account Value September 30, 2022	Expenses Paid During the Period^	Annualized Expense Ratio During the Period April 1, 2022 to September 30, 2022
ETFMG Alternative Harvest ETF
Actual	$1,000.00	$455.30	$2.74	0.75%
Hypothetical (5% annual)	1,000.00	1,021.31	3.80	0.75%
ETFMG U.S. Alternative Harvest ETF
Actual	1,000.00	438.60	2.70	0.75%
Hypothetical (5% annual)	1,000.00	1,021.31	3.80	0.75%
ETFMG 2x Daily Alternative Harvest ETF
Actual	1,000.00	182.60	2.82	0.95%
Hypothetical (5% annual)	1,000.00	1,020.31	4.81	0.95%
ETFMG 2x Daily Inverse Alternative Harvest ETF
Actual	1,000.00	2,483.80	8.30	0.95%
Hypothetical (5% annual)	1,000.00	1,020.31	4.81	0.95%

^	The dollar amounts shown as expenses paid during the period are equal to the annualized six-month expense ratio multiplied by the average account value during the period, multiplied by 183/365 (to reflect the one-half year period).

52

ETFMG TM ETFs

SUPPLEMENTARY INFORMATION

September 30, 2022 (Unaudited)

NOTE 1 – FREQUENCY DISTRIBUTION OF PREMIUMS AND DISCOUNTS

Information regarding how often shares of each Fund traded on the Exchange at a price above (i.e., at a premium) or below (i.e., at a discount) the NAV is available on the Fund’s website at www.etfmgfunds.com.

NOTE 2 – FEDERAL TAX INFORMATION

Qualified Dividend Income/Dividends Received Deduction

For the fiscal year ended September 30, 2022, certain dividends paid by the Funds may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Reconciliation Act of 2003. The percentage of dividends declared from ordinary income designated as qualified dividend income was as follows:

Fund Name	Qualified Dividend Income
ETFMG Alternative Harvest ETF	66.57%
ETFMG U.S. Alternative Harvest ETF	0.00%
ETFMG 2x Daily Alternative Harvest ETF	0.00%
ETFMG 2x Daily Inverse Alternative Harvest ETF	0.00%

For corporate shareholders, the percent of ordinary income distributions qualifying for the corporate dividends received deduction for the fiscal year ended September 30, 2022 was as follows:

Fund Name	Dividends Received Deduction
ETFMG Alternative Harvest ETF	44.39%
ETFMG U.S. Alternative Harvest ETF	0.00%
ETFMG 2x Daily Alternative Harvest ETF	0.00%
ETFMG 2x Daily Inverse Alternative Harvest ETF	0.00%

Short Term Capital Gain

The percentage of taxable ordinary income distributions that are designated as short-term capital gain distributions under Internal Revenue Section 871 (k)(2)(C) for each Fund were as follows:

Fund Name	Short-Term Capital Gain
ETFMG Alternative Harvest ETF	0.00%
ETFMG U.S. Alternative Harvest ETF	0.00%
ETFMG 2x Daily Alternative Harvest ETF	0.00%
ETFMG 2x Daily Inverse Alternative Harvest ETF	0.00%

53

ETFMG TM ETFs

SUPPLEMENTARY INFORMATION

September 30, 2022 (Unaudited)(Continued)

During the year ended September 30, 2022, the Funds did not declare any long-term realized gains distributions.

NOTE 3 – INFORMATION ABOUT PORTFOLIO HOLDINGS

The Funds file their complete schedule of portfolio holdings for their first and third fiscal quarters with the Securities and Exchange Commission (“SEC”) on Part F of Form N-PORT. The Funds’ Part F of Form N-PORT is available on the website of the SEC at www.sec.gov and the Funds’ website at www.etfmgfunds.com. Each Fund’s portfolio holdings are posted on their website at www.etfmgfunds.com daily.

NOTE 4 – INFORMATION ABOUT PROXY VOTING

A description of the policies and procedures the Funds use to determine how to vote proxies relating to portfolio securities is provided in the Statement of Additional Information (“SAI”). The SAI is available without charge upon request by calling toll-free at (877) 756-7873, by accessing the SEC’s website at www.sec.gov, or by accessing the Funds’ website at www.etfmgfunds.com.

Information regarding how the Funds voted proxies relating to portfolio securities during the period ending June 30 is available by calling toll-free at (877) 756-7873 or by accessing the SEC’s website at www.sec.gov.

Carefully consider the Fund’s investment objectives, risk factors, charges, and expenses before investing. This and additional information can be found in the Fund’s prospectus, which may be obtained by calling 1-844-ETF-MGRS (1-844-383-6477) or by visiting www.etfmgfunds.com. Read the prospectus carefully before investing.

54

ETFMG TM ETFs

Board of Trustees

Set forth below are the names, birth years, positions with the Trust, length of term of office, and the principal occupations and other directorships held during at least the last five years of each of the persons currently serving as a Trustee of the Trust, as well as information about each officer. The business address of each Trustee and officer is 30 Maple Street, 2nd Floor, Summit, New Jersey 07901. The SAI includes additional information about Fund directors and is available, without charge, upon request by calling 1-844-ETF-MGRS (1-844-383-6477).

Name and Year of Birth	Position(s) Held with the Trust, Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen By Trustee	Other Directorships Held by Trustee During Past 5 Years
Interested Trustee and Officers
Samuel Masucci, III (1962)	Trustee, Chairman of the Board and President (since 2012); Secretary (since 2014)	Chief Executive Officer, Exchange Traded Managers Group LLC (since 2013); Chief Executive Officer, ETF Managers Group LLC (since 2016); Chief Executive Officer, ETF Managers Capital LLC (commodity pool operator) (since 2014).	17	None
John A. Flanagan (1946)	Treasurer (since 2015)	President, John A. Flanagan CPA, LLC (accounting services) (since 2010); Treasurer, ETF Managers Trust (since 2015); Chief Financial Officer, ETF Managers Capital, LLC (commodity pool operator) (since 2015).	n/a	Independent Trustee - Absolute Shares Trust (since 2014) (6 portfolios)
Kevin Hourihan (1978)	Chief Compliance Officer (since 2022)	Senior Principal Consultant, Fund Chief Compliance Officer, ACA Global, LLC (since 2022); Chief Compliance Officer, Ashmore Funds (2017-2022); Chief Compliance Officer, Ashmore Investment Management (US) Corp (2014-2022); Chief Compliance Officer, Ashmore Equities Investment Management (2015-2019).	n/a	n/a
Matthew J. Bromberg (1973)	Assistant Secretary (since 2020)	Chief Compliance Officer of ETF Managers Group, LLC (since 2022); General Counsel and Secretary of Exchange Traded Managers Group LLC (since 2020); ETF Managers Group LLC (since 2020); ETFMG Financial LLC (since 2020); ETF Managers Capital LLC (since 2020); Partner of Dorsey & Whitney LLP (law firm) (2019-2020); General Counsel of WBI Investments, Inc. (2016-2019); Millington Securities, Inc. (2016-2019).	n/a	n/a
* Mr. Masucci is an interested Trustee by virtue of his role as the Chief Executive Officer of the Adviser.

55

ETFMG Alternative Harvest ETF

Board of Trustees (Continued)

Name and Year of Birth	Position(s) Held with the Trust, Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen By Trustee	Other Directorships Held by Trustee During Past 5 Years
Terry Loebs (1963)	Trustee (since 2014); Lead Independent Trustee (since 2020)	Founder and Managing Member, Pulsenomics LLC (index product development and consulting firm) (since 2011); Managing Director, MacroMarkets, LLC (exchange-traded products firm) (2006-2011).	17	None
Eric Wiegel (1960)	Trustee (since 2020)	Senior Portfolio Manager, Little House Capital (2019-present); Managing Partner, Global Focus Capital LLC (2013-present); Chief Investment Officer, Insight Financial Strategist LLC (2017- 2018).	17	None

56

ETFMG TM ETFs

ETF MANAGERS TRUST

Privacy Policy and Procedures

ETF Managers Trust, (the “Trust”) has adopted the following privacy policies in order to safeguard the personal information of the Trust’s customers and consumers in accordance with Regulation S-P as promulgated by the U.S. Securities and Exchange Commission.

Trust officers are responsible for ensuring that the following policies and procedures are implemented:

1)        The Trust is committed to protecting the confidentiality and security of the information they collect and will handle personal customer and consumer information only in accordance with Regulation S-P and any other applicable laws, rules and regulations1. The Trust will ensure: (a) the security and confidentiality of customer records and information; (b) that customer records and information are protected from any anticipated threats and hazards; and (c) that customer records and information are protected from unauthorized access or use.

2)        The Trust conducts its business affairs through its trustees, officers and third parties that provide services pursuant to agreements with the Trust. The Trust has no employees. It is anticipated that the trustees and officers of the Trust who are not employees of service providers of the Trust will not have access to customer records and information in the performance of their normal responsibilities for the Trust.

3)        The Trust may share customer information with its affiliates, subject to the customers’ right to prohibit such sharing.

4)        The Trust may share customer information with unaffiliated third parties only in accordance with the requirements of Regulation S-P. Pursuant to this policy, the Trust will not share customer information with unaffiliated third parties other than as permitted by law, unless authorized to do so by the customer.

Consistent with these policies, the Trust has adopted the following procedures:

1)        The Trust will determine that the policies and procedures of its affiliates and Service Providers are reasonably designed to safeguard customer information and only permit appropriate and authorized access to and use of customer information through the application of appropriate administrative, technical and physical protections.

2)        The Trust will direct each of its Service Providers to adhere to the privacy policy of the Trust and to its privacy policies with respect to all customer information of the Trust and to take all actions reasonably necessary so that the Trust is in compliance with the provisions of Regulation S-P, including, as applicable, the development and delivery of privacy notices and the maintenance of appropriate and adequate records.

3)        The Trust requires its Service Providers to provide periodic reports to the Trust’s Board of Trustees outlining their privacy policies and the implementation of such policies. Each Service Provider is required to promptly report to the Trust’s Board any material changes to its privacy policy before, or promptly after, the adoption of such changes.

(1) Generally, the Funds have institutional clients which are not considered “customers” for purposes of regulation S-P.

57

Advisor

ETF Managers Group, LLC

30 Maple Street, Suite 2, Summit, NJ 07901

Distributor

ETFMG Financial LLC

30 Maple Street, Suite 2, Summit, NJ 07901

Custodian

U.S. Bank National Association

Custody Operations

1555 North River Center Drive, Suite 302, Milwaukee, Wisconsin 53212

Transfer Agent

U.S. Bancorp Fund Services, LLC doing business as U.S. Bank Global Fund Services

615 East Michigan Street, Milwaukee, Wisconsin 53202

Securities Lending Agent

U.S. Bank, National Association

Securities Lending

800 Nicolet Mall

Minneapolis, MN 55402-7020

Independent Registered Public Accounting Firm

WithumSmith + Brown, PC

1411 Broadway, 9th Floor, New York, NY 10018

Legal Counsel

Sullivan & Worcester LLP

1666 K Street NW, Washington, DC 20006

Annual Report

September 30, 2022

BlueStar Israel Technology ETF

Ticker: ITEQ

The fund is a series of ETF Managers Trust.

BlueStar Israel Technology ETF

September 30, 2022

BlueStar Israel Technology ETF

Dear Shareholder,

On behalf of the entire team, we want to express our appreciation for the confidence you have placed in the BlueStar Israel Technology Exchange Traded Fund (“ITEQ” or the “Fund”). The following information pertains to the fiscal period from October 1, 2021 to September 30, 2022.

The Fund seeks to provide investment results that, before fees and expenses, correspond generally to the price and yield performance of the BlueStar Israel Global Technology Index (the “Index”).

Market Overview

Beginning in the first quarter of 2020, financial markets in the United States and around the world experienced extreme and, in many cases, unprecedented volatility and severe losses due to the global pandemic caused by COVID-19. Some sectors of the economy and individual issuers have experienced particularly large losses because of these disruptions. In response to these disruptions, the U.S. government and the Federal Reserve have taken extraordinary actions to support the domestic economy and financial markets, contributing to inflationary pressure and expectations for inflation. Further, Russia’s military invasion of Ukraine in February 2022, the resulting responses by the United States and other countries, and the potential for wider conflict have increased volatility and uncertainty in the financial markets and adversely affect regional and global economies. The full extent and duration of these conditions and the totality of repercussions are impossible to predict but could continue to result in significant market disruptions and may continue to negatively affect global supply chains, inflation and global growth. These and related events have impacted the ETFs’ performance, among other factors, and the value of an investment in the ETFs. We encourage you to talk with your financial advisor and visit etfmg.com for further insight about investing in today’s markets.

Over the fiscal-year ending September 30, 2022 the total return for the Fund was -33.52% while the total return for the Index was -33.65%. The difference was primarily attributable to Fund expenses that are not borne by the Index. The best performers in the Fund on the basis of contribution to its return were Elbit Systems Ltd, Tower Semiconductor Ltd, Amdocs Ltd, Ormat Technologies Inc and Sentinelone Inc -Class A, while the worst performers were Kornit Digital Ltd, Wix.Com Ltd, Fiverr International Ltd, Nice Ltd - Spon Adr, Varonis Systems Inc.

During the reporting period, the Fund saw an average approximate allocation of 71.49% to the Information Technology sector, 8.2% to Health Care and 5.97% to Industrials. The portfolio holdings of the Fund were exposed predominately to Israel at 52.86% and the United States at 44.78%, followed by the United Kingdom 0.41%.

We continue to believe that Israeli companies play an essential role in the global high technology value chain. Most technology users, from online shoppers to Fortune 500 companies, use Israeli technology applications and solutions every day without ever being aware of it. From cybersecurity and defense to clean energy and agriculture, Israeli innovations power some of the biggest names in the tech industry today.

Even in industries where Israeli companies do not have dominant individual market share, the collective footprint of Israeli companies remains significant in many key technology subsectors, and Israel-based Research & Development and non-public companies continue to be significant contributors to that same sub-industry’s ecosystem.

There is much ahead for Israeli Technology companies and we are thankful you have joined us. You can find further details about ITEQ by visiting www.etfmg.com, or by calling 1-844-ETF-MGRS. (1-844-383-6477).

Sincerely,

Samuel Masucci III
Chairman of the Board

2

BlueStar Israel Technology ETF

Growth of $10,000 (Unaudited)

Average Annual Returns Year Ended September 30, 2022	1 Year Return	5 Year Return	Since Inception (11/2/2015)	Value of $10,000 (9/30/2022)
BlueStar Israel Technology ETF (NAV)	-33.52%	7.30%	8.80%	$17,918
BlueStar Israel Technology ETF (Market)	-33.65%	7.10%	8.73%	$17,837
S&P 500 Index	-15.47%	9.24%	10.07%	$19,409
BlueStar Israel Global Technology IndexTM	-33.65%	7.98%	9.53%	$18,759

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. All performance is historical and includes reinvestment of dividends and capital gains. Performance data current to the most recent month end may be obtained by calling 1-844-ETF-MGRS (1-844-383-6477).

The chart illustrates the performance of a hypothetical $10,000 investment made on November 2, 2015, and is not intended to imply any future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions from the sales of Fund shares. The chart assumes reinvestment of capital gains and dividends, if any. The Index Returns do not reflect fees or expenses and are not available for direct investment.

3

BlueStar Israel Technology ETF

Top Ten Holdings as of September 30, 2022 (Unaudited)*

Security		% of Total Investments
1	Nice, Ltd.	6.31%
2	Amdocs, Ltd.	6.10%
3	Check Point Software Technologies, Ltd.	5.98%
4	SolarEdge Technologies, Inc.	5.66%
5	CyberArk Software, Ltd.	4.75%
6	SentinelOne, Inc. - Class A	3.40%
7	Tower Semiconductor, Ltd.	3.39%
8	Elbit Systems, Ltd.	3.34%
9	Wix.com, Ltd.	2.68%
10	Novocure, Ltd.	2.64%

     Top Ten Holdings = 44.25% of Total Investments

    * Current Fund holdings may not be indicative of future Fund holdings.

4

BlueStar Israel Technology ETF

Important Disclosures and Key Risk Factors

Investing involves risk, including the possible loss of principal. Shares of any ETF are bought and sold at market price (not NAV), may trade at a discount or premium to NAV and are not individually redeemed from the Fund. Brokerage commissions will reduce returns. Narrowly focused investments typically exhibit higher volatility.

Past performance is not indicative of future return. A fund’s performance for very short time periods may not be indicative of future performance.

ITEQ

The BlueStar Israel Technology ETF (the “Fund”) seeks to provide investment results that, before fees and expenses, correspond generally to the price and yield performance of the BlueStar Israel Global Technology Index (the “Index”).

The Fund invests in Israeli companies. Foreign investing involves special risks such as currency fluctuations and political uncertainty. Funds that invest in smaller companies may experience greater volatility. Funds that emphasize investments in technology generally will experience greater price volatility. The Fund is non-diversified, meaning it may concentrate its assets in fewer individual holdings than a diversified fund.

ETF shares are not individually redeemable, and owners of the shares may acquire those shares from the Fund and tender those shares for redemption to the Fund in Creation Units only, in blocks of 50,000 shares.

Unlike with an actively managed fund, the Fund’s adviser does not use techniques or defensive strategies designed to lessen the effects of market volatility or to reduce the impact of periods of market decline. This means that, based on market and economic conditions, the Fund’s performance could be lower than other types of funds that may actively shift their portfolio assets to take advantage of market opportunities or to lessen the impact of a market decline.

Natural or environmental disasters, such as earthquakes, fires, floods, hurricanes, tsunamis and other severe weather-related phenomena generally, and widespread disease, including pandemics and epidemics, have been and may be highly disruptive to economies and markets, adversely impacting individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of the Fund’s investments. Given the increasing interdependence among global economies and markets, conditions in one country, market, or region are increasingly likely to adversely affect markets, issuers, and/or foreign exchange rates in other countries, including the U.S. Any such events could have a significant adverse impact on the value of the Fund’s investments.

Additionally, natural or environmental disasters, widespread disease or other public health issues, war, acts of terrorism or other events could result in increased premiums or discounts to the Fund’s NAV.

Distributed by ETFMG Financial LLC. ETF Managers Group LLC and ETFMG Financial LLC are wholly owned subsidiaries of Exchange Traded Managers Group LLC (collectively, “ETFMG”). ETFMG Financial LLC is not affiliated with BlueStar Indexes.

5

BlueStar Israel Technology ETF

PORTFOLIO ALLOCATIONS

As of September 30, 2022 (Unaudited)

BlueStar Israel Technology ETF
As a percent of Net Assets:
Cayman Islands	0.6%
Gibraltar	0.4
Guernsey	7.5
Israel	64.3
Jersey	3.2
United States	22.3
Short-Term and other Net Assets (Liabilities)	1.7
100.0%

6

BlueStar Israel Technology ETF

Schedule of Investments

September 30, 2022

	Shares	Value
COMMON STOCKS - 98.3%
Cayman Islands - 0.6%
Software - 0.6% (d)
Sapiens International Corp. NV (b)	34,160	$655,189

Gibraltar - 0.4%
Hotels, Restaurants & Leisure - 0.4%
888 Holdings PLC (a)	462,376	483,223

Guernsey - 7.5%
IT Services - 7.5%
Amdocs, Ltd.	109,117	8,669,346

Israel - 64.3%
Aerospace & Defense - 4.6%
Elbit Systems, Ltd. (b)	24,985	4,751,398
RADA Electronic Industries, Ltd. (a)	66,115	636,687
Total Aerospace & Defense		5,388,085
Auto Components - 0.2%
REE Automotive, Ltd. (a)	287,959	196,215
Biotechnology - 0.2%
Kamada, Ltd. (a)	47,003	208,507
Communications Equipment - 3.0%
AudioCodes, Ltd.	35,722	779,097
Ceragon Networks, Ltd. (a)	209,728	385,900
Gilat Satellite Networks, Ltd. (a)	85,563	456,051
Ituran Location and Control, Ltd.	18,009	420,330
Radware, Ltd. (a)	47,610	1,037,421
Silicom, Ltd. (a)	12,054	425,988
Total Communications Equipment		3,504,787
Diversified Financial Services - 1.7%
Plus500, Ltd.	110,540	2,032,775
Electronic Equipment, Instruments & Components - 1.0%
Arbe Robotics, Ltd. (a)(b)	35,746	214,476
Innoviz Technologies, Ltd. (a)(b)	175,681	915,298
Total Electronic Equipment, Instruments & Components		1,129,774
Health Care Equipment & Supplies - 4.0%
Alpha Tau Medical, Ltd. (a)(b)	96,060	560,990
Inmode, Ltd. (a)(b)	96,056	2,796,190
Nano-X Imaging, Ltd. - ADR (a)(b)	77,229	885,817
Sisram Medical, Ltd. (e)	377,671	293,009
Total Health Care Equipment & Supplies		4,536,006
Household Durables - 0.6%
Maytronics, Ltd.	55,799	692,046

The accompanying notes are an integral part of these financial statements.

7

BlueStar Israel Technology ETF

Schedule of Investments

September 30, 2022 (Continued)

	Shares	Value
Independent Power and Renewable Electricity Producers - 2.6%
Energix-Renewable Energies, Ltd.	293,981	$1,152,430
Enlight Renewable Energy, Ltd. (a)	665,079	1,412,308
OY Nofar Energy, Ltd. (a)	16,812	501,119
Total Independent Power and Renewable Electricity Producers		3,065,857
Interactive Media & Services - 0.4%
Taboola.com, Ltd. (a)	252,495	457,016
Internet & Direct Marketing Retail - 1.1%
Fiverr International, Ltd. (a)(b)	42,410	1,297,321
IT Services - 5.0%
Formula Systems 1985, Ltd.	7,498	610,352
Matrix IT, Ltd.	36,342	824,414
One Software Technologies, Ltd.	40,737	616,838
Wix.com, Ltd. (a)	48,695	3,809,410
Total IT Services		5,861,014
Life Sciences Tools & Services - 0.1%
Compugen, Ltd. (a)	200,430	131,683
Machinery - 1.4%
Kornit Digital, Ltd. (a)	59,536	1,584,253
Media - 1.2%
Perion Network, Ltd. (a)	63,635	1,227,520
Tremor International, Ltd. (a)	62,771	217,969
Total Media		1,445,489
Semiconductors & Semiconductor Equipment - 7.1%
Camtek, Ltd. (a)(b)	39,073	905,321
Nova, Ltd. (a)(b)	30,350	2,588,855
Tower Semiconductor, Ltd. (a)	109,445	4,809,013
Total Semiconductors & Semiconductor Equipment		8,303,189
Software - 28.5% (d)
Cellebrite DI, Ltd. (a)(b)	80,512	315,607
Check Point Software Technologies, Ltd. (a)	75,802	8,491,340
Cognyte Software, Ltd. (a)	90,728	366,541
CyberArk Software, Ltd. (a)	45,019	6,750,149
Hilan, Ltd.	14,353	768,713
ironSource, Ltd. (a)	681,703	2,345,058
Jfrog, Ltd. (a)(b)	79,333	1,754,053
Magic Software Enterprises, Ltd.	24,933	386,623
Monday.com, Ltd. (a)	18,314	2,075,709
Nice, Ltd. - ADR (a)(b)	47,587	8,957,778
Riskified, Ltd. (a)	96,011	378,283
SimilarWeb, Ltd. (a)	50,300	294,758
WalkMe, Ltd. (a)(b)	45,995	390,958
Total Software		33,275,570
Technology Hardware, Storage & Peripherals - 1.6%
Nano Dimension, Ltd. - ADR (a)	330,096	788,929
Stratasys, Ltd. (a)	70,543	1,016,525
Total Technology Hardware, Storage & Peripherals		1,805,454
Total Israel		74,915,041

The accompanying notes are an integral part of these financial statements.

8

BlueStar Israel Technology ETF

Schedule of Investments

September 30, 2022 (Continued)

	Shares	Value
Jersey - 3.2%
Health Care Equipment & Supplies - 3.2%
Novocure, Ltd. (a)(b)	49,367	$3,750,904

United States - 22.3%
Biotechnology - 0.3%
Lineage Cell Therapeutics, Inc. (a)	329,826	372,703
Pluri, Inc. (a)	1	1
Total Biotechnology		372,704
Electronic Equipment, Instruments & Components - 0.5%
Vishay Precision Group, Inc. (a)	19,188	567,773
Entertainment - 0.7%
Playtika Holding Corp. (a)(b)	87,844	824,855
Independent Power & Renewable Energy - 2.8%
Ormat Technologies, Inc.	36,854	3,188,071
Insurance - 1.0%
Lemonade, Inc. (a)(b)	54,999	1,164,879
IT Services - 1.1%
Payoneer Global, Inc. (a)	214,617	1,298,433
Pharmaceuticals - 0.5%
Oramed Pharmaceuticals, Inc. (a)(b)	94,493	612,315
Semiconductors & Semiconductor Equipment - 7.5%
CEVA, Inc. (a)(b)	26,165	686,308
SolarEdge Technologies, Inc. (a)(b)	34,755	8,044,393
Total Semiconductors & Semiconductor Equipment		8,730,701
Software - 7.9% (d)
LivePerson, Inc. (a)	58,065	546,972
SentinelOne, Inc. - Class A (a)	189,179	4,835,415
Varonis Systems, Inc. (a)	89,002	2,360,333
Verint Systems, Inc. (a)	44,604	1,497,802
Total Software		9,240,522
Total United States		26,000,253
TOTAL COMMON STOCKS (Cost $152,149,625)		114,473,956

The accompanying notes are an integral part of these financial statements.

9

BlueStar Israel Technology ETF

Schedule of Investments

September 30, 2022 (Continued)

	Shares	Value
INVESTMENTS PURCHASED WITH PROCEEDS FROM
SECURITIES LENDING COLLATERAL - 22.7%
Mount Vernon Liquid Assets Portfolio, LLC, 3.18% (c)	26,398,104	$26,398,104
TOTAL INVESTMENTS PURCHASED WITH PROCEEDS FROM SECURITIES LENDING COLLATERAL (Cost $26,398,104)		26,398,104

SHORT-TERM INVESTMENTS - 1.0%
Money Market Funds - 1.0%
First American Government Obligations Fund - Class X, 2.77% (c)	1,188,096	1,188,096
TOTAL SHORT-TERM INVESTMENTS (Cost $1,188,096)		1,188,096

Total Investments (Cost $179,735,825) - 122.0%		142,060,156
Liabilities in Excess of Other Assets - (22.0)%		(25,617,296)
TOTAL NET ASSETS - 100.0%		$116,442,860

Percentages are stated as a percent of net assets.

ADR	American Depositary Receipt
PLC	Public Limited Company
(a)	Non-income producing security.
(b)	All or a portion of this security was out on loan at September 30, 2022.
(c)	The rate shown is the annualized seven-day yield at period end.
(d)	As of September 30, 2022 the Fund had a significant portion of its assets in the Software Industry.
(e)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. This security may be resold in transactions exempt from registration to qualified institutional investors. At September 30, 2022, the market value of these securities total $293,009, which represents 0.3% of total net assets.

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor’s Financial Services LLC (“S&P”). GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC, doing business as U.S. Bank Global Fund Services (“Fund Services”).

The accompanying notes are an integral part of these financial statements.

10

BlueStar Israel Technology ETF

STATEMENT OF ASSETS AND LIABILITIES

As of September 30, 2022

BlueStar Israel Technology ETF
ASSETS
Investments in securities, at value*	$142,060,156
Foreign currency*	5,586
Receivables:
Receivable for investments sold	673,842
Dividends and interest receivable	105,847
Securities lending income receivable	72,358
Total Assets	$142,917,789

LIABILITIES
Collateral received for securities loaned (Note 7)	26,398,104
Payables:
Unitary fees payable	76,825
Total Liabilities	26,474,929
Net Assets	$116,442,860

NET ASSETS CONSIST OF:
Paid-in capital	$175,303,879
Total distributable earnings (accumulated losses)	(58,861,019)
Net Assets	$116,442,860

*Identified Cost:
Investments in securities	$179,735,825
Foreign currency	5,967

Shares Outstanding^	2,650,000
Net Asset Value, Offering and Redemption Price per Share	$43.94

^ No par value, unlimited number of shares authorized

The accompanying notes are an integral part of these financial statements.

11

BlueStar Israel Technology ETF

STATEMENT OF OPERATIONS

For the Year Ended September 30, 2022

BlueStar Israel Technology ETF
INVESTMENT INCOME
Income:
Dividends from securities (net of foreign withholdings tax and issuance fees of $105,608)	499,782
Interest	4,840
Securities lending income	449,799
Total Investment Income	954,421
Expenses:
Unitary Fees	1,095,603
Miscellaneous Expense	3,240
Total Expenses	1,098,843
Net Investment Loss	(144,422)

REALIZED & UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net Realized Gain (Loss) on:
Unaffiliated investments	(13,052,651)
In-Kind redemptions	21,879,069
Foreign currency and foreign currency translation	(23,005)
Net Realized Gain on Investments and In-Kind Redemptions	8,803,413
Net Change in Unrealized Appreciation/Depreciation of:
Unaffiliated investments	(69,063,055)
Foreign currency and foreign currency translation	(400)
Net Change in Unrealized Appreciation/Depreciation of Investments	(69,063,455)
Net Realized and Unrealized Loss on Investments	(60,260,042)
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(60,404,464)

The accompanying notes are an integral part of these financial statements.

12

BlueStar Israel Technology ETF

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended September 30, 2022	Year Ended September 30, 2021
OPERATIONS
Net investment loss	$(144,422)	$(40,497)
Net realized gain on investments and in-kind redemptions	8,803,413	26,468,417
Net change in unrealized appreciation/depreciation of investments	(69,063,455)	(4,592,205)
Net increase (decrease) in net assets resulting from operations	(60,404,464)	21,835,715

DISTRIBUTIONS TO SHAREHOLDERS
Total distributions from distributable earnings	—	(1,110,500)

CAPITAL SHARE TRANSACTIONS
Net increase (decrease) in net assets derived from net change in outstanding shares	(14,825,280)	43,145,340
Net increase (decrease) in net assets	(75,229,744)	63,870,555

NET ASSETS
Beginning of Year	191,672,604	127,802,049
End of Year	$116,442,860	$191,672,604

Summary of share transactions is as follows:

	Year Ended September 30, 2022		Year Ended September 30, 2021
	Shares	Amount	Shares	Amount
Shares Sold	700,000	$42,311,335	1,500,000	$103,500,515
Shares Redeemed	(950,000)	(57,136,615)	(900,000)	(60,355,175)
Net Transactions in Fund Shares	(250,000)	$(14,825,280)	600,000	$43,145,340

Beginning Shares	2,900,000		2,300,000
Ending Shares	2,650,000		2,900,000

The accompanying notes are an integral part of these financial statements.

13

BlueStar Israel Technology ETF

FINANCIAL HIGHLIGHTS

For a capital share outstanding throughout the year

	Year Ended September 30, 2022	Year Ended September 30, 2021	Year Ended September 30, 2020	Year Ended September 30, 2019	Year Ended September 30, 2018
Net Asset Value,
Beginning of Year	$66.09	$55.57	$39.92	$36.03	$31.38
Income (Loss) from
Investment Operations:
Net investment income (loss) [1]	(0.05)	(0.01)	(0.06)	(0.04)	0.04
Net realized and unrealized
gain (loss) on investments	(22.10)	10.97	15.71	4.03	4.78
Total from investment operations	(22.15)	10.96	15.65	3.99	4.82
Less Distributions:
Distributions from net investment income	—	(0.44)	—	(0.09)	(0.17)
Return of Capital	—	—	—	(0.01)	—
Total Distributions	—	(0.44)	—	(0.10)	(0.17)
Net Asset Value, end of year	$43.94	$66.09	$55.57	$39.92	$36.03
Total Return	(33.52)%	19.76%	39.20%	11.17%	15.41%

Ratios/Supplemental Data:
Net assets at end of year (000’s)	$116,443	$191,673	$127,802	$73,847	$61,243
Expenses to Average Net Assets	0.75%	0.75%	0.75%	0.75%	0.75%
Net Investment Income (Loss) to Average Net Assets	(0.10)%	(0.02)%	(0.12)%	(0.12)%	0.12%
Portfolio Turnover Rate	25%	21%	19%	24%	11%

1	Calculated based on average shares outstanding during the year.

The accompanying notes are an integral part of these financial statements.

14

BlueStar Israel Technology ETF

NOTES TO FINANCIAL STATEMENTS

September 30, 2022

NOTE 1 – ORGANIZATION

BlueStar Israel Technology ETF (the “Fund”) is a series of ETF Managers Trust (the “Trust”), an open-end management investment company consisting of multiple investment series, organized as a Delaware statutory trust on July 1, 2009. The Trust is registered with the SEC under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company and the offering of the Fund’s shares (“Shares”) is registered under the Securities Act of 1933, as amended (the “Securities Act”). The Fund seeks to provide investment results that, before fees and expenses, correspond generally to the total return performance of the BlueStar Israel Global Technology IndexTM (BIGITechTM” or the “Index”). The Fund commenced operations on November 2, 2015.

The Fund currently offers one class of shares, which has no front end sales load, no deferred sales charges, and no redemption fees. The Fund may issue an unlimited number of shares of beneficial interest, with no par value. All shares of the Fund have equal rights and privileges.

Shares of the Fund are listed and traded on the NYSE Arca, Inc. Market prices for the Shares may be different from their net asset value (“NAV”). The Fund issues and redeems Shares on a continuous basis at NAV only in blocks of 50,000 shares, called “Creation Units.” Creation Units are issued and redeemed principally in-kind for securities included in the Index. Once created, Shares generally trade in the secondary market at market prices that change throughout the day in quantities less than a Creation Unit. Except when aggregated in Creation Units, Shares are not redeemable securities of the Fund. Shares of the Fund may only be purchased or redeemed by certain financial institutions (“Authorized Participants”). An Authorized Participant is either (i) a broker-dealer or other participant in the clearing process through the Continuous Net Settlement System of the National Securities Clearing Corporation or (ii) a DTC participant and, in each case, must have executed a Participant Agreement with the Distributor. Most retail investors do not qualify as Authorized Participants nor have the resources to buy and sell whole Creation Units. Therefore, they are unable to purchase or redeem the Shares directly from the Fund. Rather, most retail investors may purchase Shares in the secondary market with the assistance of a broker and may be subject to customary brokerage commissions or fees.

Authorized Participants transacting in Creation Units for cash may pay an additional variable charge to compensate the relevant Fund for certain transaction costs (i.e., brokerage costs) and market impact expenses relating to investing in portfolio securities. Such variable charges, if any, are included in “Transaction Fees” in the Statements of Changes in Net Assets.

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund. These policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”).

The Fund follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standard Codification Topic 946 Financial Services – Investment Companies.

The Fund may invest in certain other investment companies (underlying funds) . For more information about the underlying fund’s operations and policies, please refer to those funds’ semiannual and annual reports, which are filed with the SEC.

A.	Security Valuation. Securities listed on a securities exchange, market or automated quotation system for which quotations are readily available (except for securities traded on NASDAQ), including securities traded over the counter, are valued at the last quoted sale price on the primary exchange or market (foreign or domestic) on which they are traded on the valuation date (or at approximately 4:00 pm Eastern Time if a security’s primary exchange is normally open at that time), or, if there is no such reported sale on the valuation date, at the most recent quoted bid price. For securities traded on NASDAQ, the NASDAQ Official Closing Price will be used.

15

BlueStar Israel Technology ETF

NOTES TO FINANCIAL STATEMENTS

September 30, 2022 (Continued)

Securities for which quotations are not readily available are valued at their respective fair values as determined in good faith by ETF Managers Group, LLC (the “Adviser”), using procedures adopted by the Board of Trustees (the “Board”) . When a security is “fair valued,” consideration is given to the facts and circumstances relevant to the particular situation, including a review of various factors set forth in the pricing procedures adopted by the Fund’s Board. The use of fair value pricing by the Fund may cause the NAV of its shares to differ significantly from the NAV that would be calculated without regard to such considerations. As of September 30, 2022, the Fund did not hold any securities fair valued by the Adviser.

As described above, the Fund utilizes various methods to measure the fair value of its investments on a recurring basis. U.S. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of inputs are:

Level 1	Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2	Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3	Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available; representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

16

BlueStar Israel Technology ETF

NOTES TO FINANCIAL STATEMENTS

September 30, 2022 (Continued)

The following is a summary of the inputs used to value the Fund’s net assets as of September 30, 2022:

BlueStar Israel Technology ETF

Assets^	Level 1	Level 2	Level 3	Total
Common Stocks	$114,473,956	$—	$—	$114,473,956
Short-Term Investments	1,188,096	—	—	1,188,096
Investments Purchased with Securities
Lending Collateral*	—	—	—	26,398,104
Total Investments in Securities	$115,662,052	$—	$—	$142,060,156

^ See Schedule of Investments for classifications by country and industry.

* Certain investments that are measured at fair value using the NAV per share (or its equivalent) practical expedient have not been categorized in the fair value hierarchy. The fair value amounts presented in the table are intended to permit reconciliation of the fair value hierarchy to the amounts presented in the Schedule of Investments.

B.	Federal Income Taxes. The Fund has elected to be taxed as a “regulated investment company” and intends to distribute substantially all taxable income to its shareholders and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. Therefore, no provisions for federal income taxes or excise taxes have been made.

To avoid imposition of the excise tax applicable to regulated investment companies, the Fund intends to declare each year as dividends, in each calendar year, at least 98.0% of its net investment income (earned during the calendar year) and 98.2% of its net realized capital gains (earned during the twelve months ended October 31) plus undistributed amounts, if any, from prior years.

Net capital losses incurred after October 31, within the taxable year are deemed to arise on the first business day of the Fund’s next taxable year.

The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. The Fund has analyzed its tax position and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions expected to be taken in the Fund’s 2022 tax returns. The Fund identifies its major tax jurisdictions as U.S. Federal, the State of New Jersey, and the State of Delaware; however the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

As of September 30, 2022, management has reviewed the tax positions for open periods (for federal purposes, three years from the date of filing and for state purposes, generally a range of three to four years from the date of filing) as applicable to the Fund, and has determined that no provision for income tax is required in the Fund’s financial statements.

C.	Security Transactions and Investment Income. Investment securities transactions are accounted for on the trade date. Gains and losses realized on sales of securities are determined on a specific identification basis. Discounts/premiums on debt securities purchased are accreted/amortized over the life of the respective securities using the effective interest method. Dividend income is recorded on the ex-dividend date. Interest income is recorded on an accrual basis. Income, including gains, from investments in foreign securities received by the Fund may be subject to income, withholding or other taxes imposed by foreign countries.

17

BlueStar Israel Technology ETF

NOTES TO FINANCIAL STATEMENTS

September 30, 2022 (Continued)

D.	Foreign Currency Translations and Transactions. The Fund may engage in foreign currency transactions. Foreign currency transactions are translated into U.S. dollars on the following basis:

(i) market value of investment securities, assets and liabilities at the daily rates of exchange, and (ii)  purchases and sales of investment securities, dividend and interest income and certain expenses at the rates of exchange prevailing on the respective dates of such transactions. For financial reporting purposes, the Fund does not isolate changes in the exchange rate of investment securities from the fluctuations arising from changes in the market prices of securities for unrealized gains and losses. However, for federal income tax purposes, the Fund does isolate and treat as ordinary income the effect of changes in foreign exchange rates on realized gains or losses from the sale of investment securities and payables and receivables arising from trade-date and settlement-date differences.

E.	Distributions to Shareholders. Distributions to shareholders from net investment income, if any are generally declared and paid by the Fund on a quarterly basis. Net realized gains on securities of the Fund normally are declared and paid on an annual basis. Distributions are recorded on the ex-dividend date.

F.	Use of Estimates. The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements, as well as the reported amounts of revenues and expenses during the period. Actual results could differ from those estimates.

G.	Share Valuation. The NAV per share of the Fund is calculated by dividing the sum of the value of the securities held by the Fund, plus cash and other assets, minus all liabilities (including estimated accrued expenses) by the total number of shares outstanding of the Fund, rounded to the nearest cent. The Fund’s shares will not be priced on the days on which the NYSE is closed for trading. The offering and redemption price per share for the Fund is equal to the Fund’s NAV share.

H.	Guarantees and Indemnifications. In the normal course of business, the Fund enters into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

NOTE 3 – RISK FACTORS

Investing in the BlueStar Israel Technology ETF may involve certain risks, as discussed in the Fund’s prospectus, including, but not limited to, those described below. Any of these risks could cause an investor to lose money.

Market Risk. Financial markets rise and fall in response to a variety of factors, sometimes rapidly and unpredictably. As with any investment whose performance is tied to these markets, the value of an investment in a fund will fluctuate, which means that an investor could lose money over short or long periods.

Investment Style Risk. The Fund is not actively managed. Therefore, the Fund follows the securities included in its respective index during upturns as well as downturns. Because of its indexing strategy, the Fund does not take steps to reduce market exposure or to lessen the effects of a declining market. In addition, because of the Fund’s expenses, the Fund’s performance may be below that of its index.

Equity Risk. The prices of equity securities rise and fall daily. These price movements may result from factors affecting individual companies, industries or the securities market as a whole. In addition, equity markets tend to move in cycles which may cause stock prices to fall over short or extended periods of time.

18

BlueStar Israel Technology ETF

NOTES TO FINANCIAL STATEMENTS

September 30, 2022 (Continued)

Securities Lending Risk. Securities lending involves the risk of loss of rights in, or delay in recovery of, the loaned securities if the borrower fails to return the security loaned or becomes insolvent.

Concentration Risk. To the extent that the Fund’s or its underlying index’s portfolio is concentrated in the securities of issuers in a particular market, industry, group of industries, sector or asset class, the Fund may be adversely affected by the performance of those securities, may be subject to increased price volatility and may be more vulnerable to adverse economic, market, political or regulatory occurrences affecting that market, industry, group of industries, sector or asset class.

Natural Disaster/Epidemic Risk. Natural or environmental disasters, such as earthquakes, fires, floods, hurricanes, tsunamis and other severe weather related phenomena generally, and widespread disease, including pandemics and epidemics (for example, the novel coronavirus COVID-19), have been and can be highly disruptive to economies and markets and have recently led, and may continue to lead, to increased market volatility and significant market losses. Such natural disaster and health crises could exacerbate political, social, and economic risks previously mentioned, and result in significant breakdowns, delays, shutdowns, social isolation, and other disruptions to important global, local and regional supply chains affected, with potential corresponding results on the operating performance of the Fund and its investments. A climate of uncertainty and panic, including the contagion of infectious viruses or diseases, may adversely affect global, regional, and local economies and reduce the availability of potential investment opportunities, and increases the difficulty of performing due diligence and modeling market conditions, potentially reducing the accuracy of financial projections. Under these circumstances, the Fund may have difficulty achieving its investment objective which may adversely impact performance. Further, such events can be highly disruptive to economies and markets, significantly disrupt the operations of individual companies (including, but not limited to, the Fund’s third party service providers), sectors, industries, markets, securities and commodity exchanges, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of the Fund’s investments. These factors can cause substantial market volatility, exchange trading suspensions and closures and can impact the ability of the Fund to complete redemptions and otherwise affect Fund performance and Fund trading in the secondary market. A widespread crisis may also affect the global economy in ways that cannot necessarily be foreseen at the current time. How long such events will last and whether they will continue or recur cannot be predicted. Impacts from these events could have significant impact on the Fund’s performance, resulting in losses to the Fund.

On February 24, 2022, Russia commenced a military attack on Ukraine. The outbreak of hostilities between the two countries could result in more widespread conflict and could have a severe adverse effect on the region and the markets. In addition, sanctions imposed on Russia by the United States and other countries, and any sanctions imposed in the future could have a significant adverse impact on the Russian economy and related markets. The price and liquidity of investments may fluctuate widely as a result of the conflict and related events. How long such conflict and related events will last and whether it will escalate further cannot be predicted, nor its effect on the Fund.

A complete description of the principal risks is included in the Fund’s prospectus under the heading “Principal Investment Risks.”

19

BlueStar Israel Technology ETF

NOTES TO FINANCIAL STATEMENTS

September 30, 2022 (Continued)

NOTE 4 – MANAGEMENT AND OTHER CONTRACTS

The Adviser serves as the investment advisor to the Fund. Pursuant to an Investment Advisory Agreement (“Advisory Agreement”) between the Trust, on behalf of the Fund, and the Adviser, the Adviser provides investment advice to the Fund and oversees the day-today operations of the Fund, subject to the direction and control of the Board and the officers of the Trust.

Under the Investment Advisory Agreement with the Fund, the Adviser has overall responsibility for the general management and administration of the Fund and arranges for sub-advisory, transfer agency, custody, fund administration, securities lending, and all other non-distribution related services necessary for the Fund to operate. The Adviser bears the costs of all advisory and non-advisory services required to operate the Fund, in exchange for a single unitary fee. For services provided the Fund pays the Adviser at an annual rate of 0.75% of the Fund’s average daily net assets. Under the Investment Advisory Agreement, the Adviser has agreed to pay all expenses of the Fund, except for: the fee paid to the Adviser pursuant to the Investment Advisory Agreement, interest charges on any borrowings, taxes, brokerage commissions and other expenses incurred in placing orders for the purchase and sale of securities and other investment instruments, acquired fund fees and expenses, accrued deferred tax liability, extraordinary expenses, and distribution (12b-1) fees and expenses (collectively, “Excluded Expenses”). The Adviser has entered into an agreement with its affiliate, ETFMG Financial, LLC, to serve as distributor to the Fund (the “Distributor”). The Distributor provides marketing support for the Fund, including distributing marketing materials related to the Fund.

The Adviser has entered into an Agreement with BlueStar Global Investors LLC (“BlueStar”), under which BlueStar agrees to sublicense the use of the Underlying Index from BlueStar Indexes for use by the Adviser and the Fund. BlueStar also provides marketing support for the Fund, including distributing marketing materials related to the Fund. BlueStar does not make investment decisions, provide investment advice, or otherwise act in the capacity of an investment adviser to the Fund. Additionally, BlueStar is not involved in the maintenance of the Underlying Index and does not otherwise act in the capacity of an index provider.

U.S. Bancorp Fund Services, LLC, doing business as U.S. Bank Global Fund Services (the “Administrator”), provides fund accounting, fund administration, and transfer agency services to the Fund. The Adviser compensates the Administrator for these services under an administration agreement between the two parties.

The Adviser pays each independent Trustee a quarterly fee for service to the Fund. Each Trustee is also reimbursed by the Adviser for all reasonable out-of-pocket expenses incurred in connection with his duties as Trustee, including travel and related expenses incurred in attending Board meetings.

NOTE 5 – DISTRIBUTION PLAN

The Fund has adopted a Plan of Distribution pursuant to Rule 12b- 1 under the 1940 Act. Under the Plan, the Fund may pay compensation to the Distributor or any other distributor or financial institution with which the Trust has an agreement with respect to the Fund, with the amount of such compensation not to exceed an annual rate of 0.25% of each Fund’s average daily net assets. For the year ended September 30, 2022, the Fund did not incur any 12b-1 expenses.

20

BlueStar Israel Technology ETF

NOTES TO FINANCIAL STATEMENTS

September 30, 2022 (Continued)

NOTE 6 - PURCHASES AND SALES OF SECURITIES

The costs of purchases and sales of securities, excluding short-term securities and in-kind transactions, for the year ended September 30, 2022:

	Purchases	Sales
BlueStar Israel Technology ETF	$36,374,124	$39,957,634

The costs of purchases and sales of in-kind transactions associated with creations and redemptions for the year ended September 30, 2022:

	Purchases In- Kind	Sales In- Kind
BlueStar Israel Technology ETF	$40,140,600	$52,748,591

Purchases in-kind are the aggregate of all in-kind purchases and sales in-kind are the aggregate of all proceeds from in-kind sales. Net capital gains or losses resulting from in-kind redemptions are excluded from the determination of the Fund’s taxable gains and are not distributed to shareholders.

There were no purchases or sales of U.S. Government obligations for the year ended September 30, 2022.

NOTE 7 — SECURITIES LENDING

The Fund may lend up to 33 1/3% of the value of the securities in its portfolio to brokers, dealers and financial institutions (but not individuals) under terms of participation in a securities lending program administered by U.S. Bank N.A. (“the Custodian”). The securities lending agreement requires that loans are collateralized at all times in an amount equal to at least 102% of the value of any loaned securities at the time of the loan, plus accrued interest. The Fund receives compensation in the form of fees and earns interest on the cash collateral. The amount of fees depends on a number of factors including the type of security and length of the loan. The Fund continues to receive interest payments or dividends on the securities loaned during the borrowing period. Gain or loss in the fair value of securities loaned that may occur during the term of the loan will be for the account of the Fund. The Fund has the right under the terms of the securities lending agreement to recall the securities from the borrower on demand. The cash collateral is invested by the Custodian in accordance with approved investment guidelines. Those guidelines require the cash collateral to be invested in readily marketable, high quality, short-term obligations, either directly on behalf of the Fund or through one or more joint accounts, money market funds, or short-term bond funds, including those advised by or affiliated with the Adviser; however, all such investments are subject to risk of payment delays or default on the part of the issuer or counterparty or otherwise may not generate sufficient interest to support the costs associated with securities lending. Other investment companies in which the Fund may invest cash collateral can be expected to incur fees and expenses for operations, such as investment advisory and administration fees, which would be in addition to those incurred by the Fund, and which may be received in full or in part by the Adviser. Pursuant to guidance issued by the SEC staff, fees and expenses of money market funds used for cash collateral received in connection with loans of securities are not treated as Acquired Fund Fees and Expenses, which reflect a fund’s pro rata share of the fees and expenses incurred by other investment companies in which the Fund invests (as disclosed in the Prospectus, as applicable). The Fund could also experience delays in recovering its securities and possible loss of income or value if the borrower fails to return the borrowed securities, although the Fund is indemnified from this risk by contract with the securities lending agent.

21

BlueStar Israel Technology ETF

NOTES TO FINANCIAL STATEMENTS

September 30, 2022 (Continued)

As of September 30, 2022, the value of the securities on loan and payable for collateral due to broker were as follows:

Value of Securities on Loan Collateral Received

Fund	Values of Securities on Loan	Fund Collateral Received*
BlueStar Israel Technology ETF	$25,471,147	$26,398,104

* The cash collateral received was invested in the Mount Vernon Liquid Assets Portfolio, an investment with an overnight and continuous maturity, as shown on the Schedule of Investments.

NOTE 8 – FEDERAL INCOME TAXES

The components of distributable earnings (losses) and cost basis of investments for federal income tax purposes at September 30, 2022, the Fund’s most recent fiscal year end, were as follows:

	Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
BlueStar Israel Technology ETF	$186,363,170	$10,069,196	$(54,372,210)	$(44,303,014)

	Undistributed Ordinary Income	Undistributed Long-Term Gain	Total Distributable Earnings	Other Accumulated (Loss)	Total Accumulated Gain
BlueStar Israel
Technology ETF	$—	$—	$—	$(14,558,005)	$(58,861,019)

As of September 30, 2022, the Fund’s most recent fiscal year end, the Fund had accumulated capital loss carryovers of:

	Capital Loss Carryover ST	Capital Loss Carryover LT	Expires
BlueStar Israel Technology ETF	$(8,423,196)	$(6,134,402)	Indefinite

Under current tax law, capital and currency losses realized after October 31 of a fund’s fiscal year may be deferred and treated as occurring on the first business day of the following fiscal year for tax purposes. The Fund had deferred post-October capital and currency losses, which will be treated as arising on the first business day of the year ended September 30, 2022, the Fund’s most recent fiscal year end, as follows:

	Later Year Ordinary Loss	Post-October Loss
BlueStar Israel Technology ETF	None	None

22

BlueStar Israel Technology ETF

NOTES TO FINANCIAL STATEMENTS

September 30, 2022 (Continued)

U.S. GAAP requires that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. For the fiscal year ended September 30, 2022, the following table shows the reclassifications made:

	Total Distributable Earnings/(Loss)	Paid-In Capital
BlueStar Israel Technology ETF	$(20,082,738)	$20,082,738

The tax character of distributions paid by the Fund during the fiscal years ended September 30, 2022 and September 30, 2021 are as follows:

	Year Ended September 30, 2022		Year Ended September 30, 2021
	From Ordinary Income	From Capital Gains	From Ordinary Income	From Return of Capital
BlueStar Israel Technology ETF	$—	$—	$993,321	$117,179

NOTE 9 – LEGAL MATTERS

The Trust, the Adviser, and certain officers and affiliated persons of the Adviser (together with the Adviser, the “Adviser Defendants”) were named as defendants in an action filed December 21, 2021, in the Superior Court of New Jersey, Union County, captioned PureShares, LLC, d/b/a PureFunds et al. v. ETF Managers Group, LLC et al., Docket No. UNN-C-152-21 (the “NJ Action”). The NJ Action asserted breach of contract and other tort claims and sought damages in unspecified amounts and injunctive relief. On May 25, 2022, the court in the NJ Action dismissed with prejudice all claims asserted against the Trust, as well as all contract claims and all except one tort claim asserted against the Adviser Defendants.

As of September 30, 2022, there were no adjustments made to the accompanying financial statements based on the above legal matters.

NOTE 10 – SUBSEQUENT EVENTS

In preparing these financial statements, the Fund has evaluated events and transactions for potential recognition or disclosure through the date the financial statements were issued. This evaluation did not result in any subsequent events that necessitated disclosures and/or adjustments to the Financial Statements.

23

BlueStar Israel Technology ETF

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of ETF Managers Trust

and the Shareholders of BlueStar Israel Technology ETF:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of BlueStar Israel Technology ETF (the “Fund”) (a series of ETF Managers Trust) as of September 30, 2022, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the periods indicated therein, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of September 30, 2022, and the results of its operations for the year then ended, the changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of September 30, 2022 by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

/s/WithumSmith+Brown, PC

We have served as the auditor of one or more series of the Trust since 2013.

New York, New York

November 29, 2022

24

BlueStar Israel Technology ETF

EXPENSE EXAMPLE

Six Months Ended September 30, 2022 (Unaudited)

As a shareholder of BlueStar Israel Technology ETF (the “Fund”) you incur two types of costs: (1) transaction costs, including brokerage commissions on purchases and sales of Fund shares, and (2) ongoing costs, including management fees and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (April 1, 2022 to September 30, 2022).

Actual Expenses

The first line of the table provides information about actual account values based on actual returns and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then, multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period’’ to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table provides information about hypothetical account values based on a hypothetical return and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales of Fund shares. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. If these transactional costs were included, your costs would have been higher.

BlueStar Israel Technology ETF

	Beginning Account Value April 1, 2022	Ending Account Value September 30, 2022	Expenses Paid During The Period^	Annualized Expense Ratio During Period April 1, 2022 to September 30, 2022
Actual	$1,000.00	$784.60	$3.36	0.75%
Hypothetical
(5% annual)	$1,000.00	$1,021.31	$3.80	0.75%

^ The dollar amounts shown as expenses paid during the period are equal to the annualized six-month expense ratio multiplied by the average account value during the period, multiplied by 183/365 (to reflect the one-half year period).

25

BlueStar Israel Technology ETF

SUPPLEMENTARY INFORMATION

September 30, 2022 (Unaudited)

NOTE 1 – FREQUENCY DISTRIBUTION OF PREMIUMS AND DISCOUNTS

Information regarding how often shares of the Fund traded on the Exchange at a price above (i.e., at a premium) or below (i.e., at a discount) the NAV is available on the Fund’s website at www.etfmgfunds.com.

NOTE 2 – FEDERAL TAX INFORMATION

Qualified Dividend Income/Dividends Received Deduction

For the fiscal year ended September 30, 2022, certain dividends paid by the Fund may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Reconciliation Act of 2003. The percentage of dividends declared from ordinary income designated as qualified dividend income was as follows:

Fund Name	Qualified Dividend Income
Bluestar Israel Technology ETF	0.00%

For corporate shareholders, the percent of ordinary income distributions qualifying for the corporate dividends received deduction for the fiscal year ended September 30, 2022 was as follows:

Fund Name	Dividends Received Deduction
Bluestar Israel Technology ETF	0.00%

Short Term Capital Gain

The percentage of taxable ordinary income distributions that are designated as short-term capital gain distributions under Internal Revenue Section 871 (k)(2)(C) for the Fund was as follows:

Fund Name	Short-Term Capital Gain
Bluestar Israel Technology ETF	0.00%

NOTE 3 – INFORMATION ABOUT PORTFOLIO HOLDINGS

The Fund files a complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Part F of Form N-PORT. Once filed, the Fund’s Part F of Form N-PORT is available without charge, upon request on the SEC’s website (www.sec.gov), the Fund’s website (www.etfmgfunds.com) and is available by calling (877) 756-7873. The Fund’s portfolio holdings are posted on the Fund’s website www.etfmgfunds.com daily.

NOTE 4 – INFORMATION ABOUT PROXY VOTING

A description of the policies and procedures the Fund uses to determine how to vote proxies relating to portfolio securities is provided in the Statement of Additional Information (“SAI”). The SAI is available without charge upon request by calling toll- free at 1- 844-ETF-MGRS (1-844-383-6477), by accessing the SEC’s website at www.sec.gov, or by accessing the Fund’s website at www.etfmgfunds.com.

Information regarding how the Fund voted proxies relating to portfolio securities during the period ending June 30 is available by calling toll-free at 1-844-ETF-MGRS (1-844-383-6477) or by accessing the SEC’s website at www.sec.gov.

Carefully consider the Fund’s investment objectives, risk factors, charges, and expenses before investing. This and additional information can be found in the Fund’s prospectus, which may be obtained by calling 1-844-ETF-MGRS (1-844-383-6477) or by visiting www.etfmgfunds.com. Read the prospectus carefully before investing.

26

BlueStar Israel Technology ETF

Board of Trustees

Set forth below are the names, birth years, positions with the Trust, length of term of office, and the principal occupations and other directorships held during at least the last five years of each of the persons currently serving as a Trustee of the Trust, as well as information about each officer. The business address of each Trustee and officer is 30 Maple Street, 2nd Floor, Summit, New Jersey 07901. The SAI includes additional information about Fund directors and is available, without charge, upon request by calling 1-844-ETF-MGRS (1-844-383-6477).

Name and Year of Birth	Position(s) Held with the Trust, Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen By Trustee	Other Directorships Held by Trustee During Past 5 Years
Interested Trustee and Officers
Samuel Masucci, III (1962)	Trustee, Chairman of the Board and President (since 2012); Secretary (since 2014)	Chief Executive Officer, Exchange Traded Managers Group LLC (since 2013); Chief Executive Officer, ETF Managers Group LLC (since 2016); Chief Executive Officer, ETF Managers Capital LLC (commodity pool operator) (since 2014).	17	None
John A. Flanagan (1946)	Treasurer (since 2015)	President, John A. Flanagan CPA, LLC (accounting services) (since 2010); Treasurer, ETF Managers Trust (since 2015); Chief Financial Officer, ETF Managers Capital, LLC (commodity pool operator) (since 2015).	n/a	Independent Trustee - Absolute Shares Trust (since 2014) (6 portfolios)
Kevin Hourihan (1978)	Chief Compliance Officer (since 2022)	Senior Principal Consultant, Fund Chief Compliance Officer, ACA Global, LLC (since 2022); Chief Compliance Officer, Ashmore Funds (2017-2022); Chief Compliance Officer, Ashmore Investment Management (US) Corp (2014-2022); Chief Compliance Officer, Ashmore Equities Investment Management (2015-2019).	n/a	n/a
Matthew J. Bromberg (1973)	Assistant Secretary (since 2020)	Chief Compliance Officer of ETF Managers Group, LLC (since 2022); General Counsel and Secretary of Exchange Traded Managers Group LLC (since 2020); ETF Managers Group LLC (since 2020); ETFMG Financial LLC (since 2020); ETF Managers Capital LLC (since 2020); Partner of Dorsey & Whitney LLP (law firm) (2019-2020); General Counsel of WBI Investments, Inc. (2016-2019); Millington Securities, Inc. (2016-2019).	n/a	n/a
* Mr. Masucci is an interested Trustee by virtue of his role as the Chief Executive Officer of the Adviser.

27

BlueStar Israel Technology ETF

Board of Trustees (Continued)

Name and Year of Birth	Position(s) Held with the Trust, Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen By Trustee	Other Directorships Held by Trustee During Past 5 Years
Terry Loebs (1963)	Trustee (since 2014); Lead Independent Trustee (since 2020)	Founder and Managing Member, Pulsenomics LLC (index product development and consulting firm) (since 2011); Managing Director, MacroMarkets, LLC (exchange-traded products firm) (2006-2011).	17	None
Eric Wiegel (1960)	Trustee (since 2020)	Senior Portfolio Manager, Little House Capital (2019-present); Managing Partner, Global Focus Capital LLC (2013-present); Chief Investment Officer, Insight Financial Strategist LLC (2017- 2018).	17	None

28

BlueStar Israel Technology ETF

ETF MANAGERS TRUST

Privacy Policy and Procedures

ETF Managers Trust, (the “Trust”) has adopted the following privacy policies in order to safeguard the personal information of the Trust’s customers and consumers in accordance with Regulation S-P as promulgated by the U.S. Securities and Exchange Commission.

Trust officers are responsible for ensuring that the following policies and procedures are implemented:

1) The Trust is committed to protecting the confidentiality and security of the information they collect and will handle personal customer and consumer information only in accordance with Regulation S-P and any other applicable laws, rules and regulations1. The Trust will ensure: (a) the security and confidentiality of customer records and information; (b) that customer records and information are protected from any anticipated threats and hazards; and (c) that customer records and information are protected from unauthorized access or use.

2) The Trust conducts its business affairs through its trustees, officers and third parties that provide services pursuant to agreements with the Trust. The Trust has no employees. It is anticipated that the trustees and officers of the Trust who are not employees of service providers of the Trust will not have access to customer records and information in the performance of their normal responsibilities for the Trust.

3)   The Trust may share customer information with its affiliates, subject to the customers’ right to prohibit such sharing.

4)    The Trust may share customer information with unaffiliated third parties only in accordance with the requirements of Regulation S-P. Pursuant to this policy, the Trust will not share customer information with unaffiliated third parties other than as permitted by law, unless authorized to do so by the customer.

Consistent with these policies, the Trust has adopted the following procedures:

1) The Trust will determine that the policies and procedures of its affiliates and Service Providers are reasonably designed to safeguard customer information and only permit appropriate and authorized access to and use of customer information through the application of appropriate administrative, technical and physical protections.

2) The Trust will direct each of its Service Providers to adhere to the privacy policy of the Trust and to its privacy policies with respect to all customer information of the Trust and to take all actions reasonably necessary so that the Trust is in compliance with the provisions of Regulation S-P, including, as applicable, the development and delivery of privacy notices and the maintenance of appropriate and adequate records.

The Trust requires its Service Providers to provide periodic reports to the Trust’s Board of Trustees outlining their privacy policies and the implementation of such policies. Each Service Provider is required to promptly report to the Trust’s Board any material changes to its privacy policy before, or promptly after, the adoption of such changes.

(1)	Generally, the Funds have institutional clients which are not considered “customers” for purposes of regulation S-P.

29

Advisor

ETF Managers Group, LLC

30 Maple Street, Suite 2, Summit, NJ 07901

Distributor

ETFMG Financial LLC

30 Maple Street, Suite 2, Summit, NJ 07901

Custodian

U.S. Bank National Association

Custody Operations

1555 North River Center Drive, Suite 302, Milwaukee, Wisconsin 53212

Transfer Agent

U.S. Bancorp Fund Services, LLC doing business as U.S. Bank Global Fund Services

615 East Michigan Street, Milwaukee, Wisconsin 53202

Securities Lending Agent

U.S. Bank, National Association

Securities Lending

800 Nicolet Mall

Minneapolis, MN 55402-7020

Independent Registered Public Accounting Firm

WithumSmith + Brown, PC

1411 Broadway, 9th Floor, New York, NY 10018

Legal Counsel

Sullivan & Worcester LLP

1666 K Street NW, Washington, DC 20006

Annual Report

September 30, 2022

Etho Climate Leadership U.S. ETF
Ticker: ETHO

The fund is a series of ETF Managers Trust.

Etho Climate Leadership U.S. ETF

September 30, 2022

1

Etho Climate Leadership U.S. ETF

Dear Shareholder,

On behalf of the entire team, we want to express our appreciation for the confidence you have placed in the Etho Climate Leadership U.S. Exchange-Traded Fund (“ETHO” or the “Fund”). The following information pertains to the fiscal period from October 1, 2021 to September 30, 2022.

The Fund seeks to provide investment results that, before fees and expenses, correspond generally to the price and yield performance of the Etho Climate Leadership Index - U.S. (the “Index”).

Market Overview

Beginning in the first quarter of 2020, financial markets in the United States and around the world experienced extreme and, in many cases, unprecedented volatility and severe losses due to the global pandemic caused by COVID-19. Some sectors of the economy and individual issuers have experienced particularly large losses because of these disruptions. In response to these disruptions, the U.S. government and the Federal Reserve have taken extraordinary actions to support the domestic economy and financial markets, contributing to inflationary pressure and expectations for inflation. Further, Russia’s military invasion of Ukraine in February 2022, the resulting responses by the United States and other countries, and the potential for wider conflict have increased volatility and uncertainty in the financial markets and adversely affect regional and global economies. The full extent and duration of these conditions and the totality of repercussions are impossible to predict but could continue to result in significant market disruptions and may continue to negatively affect global supply chains, inflation and global growth. These and related events have impacted the ETFs’ performance, among other factors, and the value of an investment in the ETFs. We encourage you to talk with your financial advisor and visit etfmg.com for further insight about investing in today’s markets

For the fiscal-year ended September 30, 2022, the total return for the Fund was -21.58% while the total return for the Index was -22.08%. The best performers in the Fund on the basis of contribution to its return were Enphase Energy Inc, H&R Block Inc, First Solar Inc, Vertex Pharmaceuticals Inc and First Horizon Corp while the worst performers Romeo Power Inc, Beyond Meat Inc, Align Technology Inc, Xl Fleet Corp, and Teladoc Health Inc.

During the reporting period, the Fund saw an average approximate allocation of 23.61% to the Information Technology sector, 20.69% to Industrials and 15.21% to Consumer Discretionary. The Fund invests in the United States.

As you may know, the Etho Climate Leadership U.S. ETF offers broad diversification across companies that have demonstrated efficiency and leadership with their use of resources and their supply chains when compared to industry peers. The Fund holds roughly 265 equities equally weighted (at the time of rebalance) and results in a carbon emissions profile that is, on average, 60-80% lower per dollar invested than conventional U.S. benchmark indices. ETHO avoids investment in any direct fossil fuel companies, as well as enablers of that industry, along with a series of other unsustainable industries such as Tobacco/Weapons/Gambling, etc. Equal weighting of the Fund allows for the elimination of equities that do not meet ETHO’s standards without there being a significant impact on the diversification or performance of the Fund. It also creates broad exposure to both the sectors and factors that potentially make for greater stability and higher performance.

There is much ahead for environmentally sustainable and socially responsible investing. We are thankful you have joined us by investing in the Etho Climate Leadership U.S. ETF. You can find further details about ETHO by visiting www.etfmg.com, or by calling 1- 844-ETF-MGRS (1-844-383-6477).

Sincerely,

Samuel Masucci III

Chairman of the Board

2

Etho Climate Leadership U.S. ETF
Growth of $10,000 (Unaudited)

Average Annual Returns Year Ended September 30, 2022	1 Year Return	5 Year Return	Since Inception (11/18/2015)	Value of $10,000 (9/30/2022)
Etho Climate Leadership U.S. ETF (NAV)	-21.58%	8.53%	10.30%	$19,613
Etho Climate Leadership U.S. ETF (Market)	-21.66%	8.51%	10.30%	$19,614
S&P 500 Index	-15.47%	9.24%	10.26%	$19,564
Etho Climate Leadership Index - U.S.	-22.08%	8.07%	9.76%	$18,960

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more of less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. All performance is historical and includes reinvestment of dividends and capital gains. Performance data current to the most recent month end may be obtained by calling 1-844-ETF-MGRS (1-844-383-6477).

The chart illustrates the performance of a hypothetical $10,000 investment made on November 18, 2015, and is not intended to imply any future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions from the sales of Fund shares. The chart assumes reinvestment of capital gains and dividends. The chart assumes reinvestment of capital gains and dividends, if any. The Index Returns do not reflect fees or expenses and are not available for direct investment.

3

Etho Climate Leadership U.S. ETF

Top Ten Holdings as of September 30, 2022 (Unaudited)*
	Security	% of Total Investments
1	H&R Block, Inc.	0.63%
2	First Solar, Inc.	0.61%
3	Array Technologies, Inc.	0.57%
4	Enphase Energy, Inc.	0.53%
5	Lamb Weston Holdings, Inc.	0.50%
6	Shoals Technologies Group, Inc. - Class A	0.49%
7	Amalgamated Financial Corp.	0.49%
8	Alnylam Pharmaceuticals, Inc.	0.47%
9	Stem, Inc.	0.47%
10	Genuine Parts Co.	0.46%
	Top Ten Holdings 5.22% of Total Investments
	* Current Fund holdings may not be indicative of future Fund holdings.

4

Etho Climate Leadership U.S. ETF

Important Disclosures and Key Risk Factors

Investing involves risk, including the possible loss of principal. Shares of any ETF are bought and sold at market price (not NAV), may trade at a discount or premium to NAV and are not individually redeemed from the Fund. Brokerage commissions will reduce returns. Narrowly focused investments typically exhibit higher volatility.

Past performance is not indicative of future return. A fund’s performance for very short time periods may not be indicative of future performance.

ETHO

The ETHO Climate Leadership US ETF (the “Fund”) seeks to provide investment results that, before fees and expenses, correspond generally to the price and yield performance of the Etho Climate Leadership Index (the “Index”).

The Fund’s return may not match or achieve a high degree of correlation with the return of the Etho Climate Leadership Index — US.

To the extent the Fund utilizes a sampling approach, it may experience tracking error to a greater extent than if the Fund had sought to replicate the Index.

Unlike with an actively managed fund, the Fund’s adviser does not use techniques or defensive strategies designed to lessen the effects of market volatility or to reduce the impact of periods of market decline. This means that, based on market and economic conditions, the Fund’s performance could be lower than other types of funds that may actively shift their portfolio assets to take advantage of market opportunities or to lessen the impact of a market decline.

Natural or environmental disasters, such as earthquakes, fires, floods, hurricanes, tsunamis and other severe weather-related phenomena generally, and widespread disease, including pandemics and epidemics, have been and may be highly disruptive to economies and markets, adversely impacting individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of the Fund’s investments. Given the increasing interdependence among global economies and markets, conditions in one country, market, or region are increasingly likely to adversely affect markets, issuers, and/or foreign exchange rates in other countries, including the U.S. Any such events could have a significant adverse impact on the value of the Fund’s investments.

Additionally, natural or environmental disasters, widespread disease or other public health issues, war, acts of terrorism or other events could result in increased premiums or discounts to the Fund’s NAV.

ETF Managers Group LLC serves as the investment adviser to the Fund.

The Fund is distributed by ETFMG Financial LLC. Both ETF Managers Group LLC and ETFMG Financial LLC are wholly owned subsidiaries of Exchange Traded Managers Group LLC (collectively, “ETFMG”). ETFMG Financial LLC is not affiliated with Etho Capital.

The Fund is intended to be made available only to U.S. residents. Under no circumstances is any information provided on this website intended for distribution to or use by, or to be an offer to sell to or solicitation of an offer to buy the Fund or any investment product or service of, any person or entity in any jurisdiction or country, other than the United States, where such distribution, use, offer or solicitation would subject the Fund or its affiliates to any registration requirement or be unlawful under the securities laws of that jurisdiction or country.

5

Etho Climate Leadership U.S. ETF

PORTFOLIO ALLOCATIONS

As of September 30, 2022 (Unaudited)

Etho Climate Leadership U.S. ETF
As a percent of Net Assets:
Bermuda	0.4%
Canada	0.4
Ireland	0.3
United States	98.4
Short-Term and other Net Assets (Liabilities)	0.5
100.0%

6

Etho Climate Leadership U.S. ETF

Schedule of Investments

September 30, 2022

	Shares	Value

COMMON STOCKS - 99.5%
Bermuda - 0.4%
Chemicals - 0.4%
Axalta Coating Systems, Ltd. (a)	27,875	$587,048

Canada - 0.4%
Commercial Services & Supplies - 0.4%
Waste Connections, Inc.	4,916	664,299

Ireland - 0.3%
Health Care Equipment & Supplies - 0.3%
STERIS PLC	2,838	471,903

United States - 98.4%
Air Freight & Logistics - 0.4%
United Parcel Service, Inc. - Class B (b)	3,230	521,774
Auto Components - 0.8%
Gentex Corp.	23,561	561,695
QuantumScape Corp. (a)(b)	34,276	288,261
XL Fleet Corp. (a)(b)	344,317	306,442
Total Auto Components		1,156,398
Automobiles - 0.4%
Arcimoto, Inc. (a)(b)	103,659	143,049
Tesla, Inc. (a)	1,907	505,832
Total Automobiles		648,881
Banks - 3.9%
Amalgamated Financial Corp.	38,350	864,792
Bank of Hawaii Corp.	8,216	625,402
Commerce Bancshares, Inc. (b)	9,596	634,871
Cullen/Frost Bankers, Inc. (b)	4,971	657,266
First Horizon Corp.	29,304	671,061
South State Corp.	8,472	670,305
SVB Financial Group (a)	1,225	411,331
Truist Financial Corp. (b)	12,259	533,757
Washington Federal, Inc.	21,089	632,248
Total Banks		5,701,033
Biotechnology - 1.5%
Agios Pharmaceuticals, Inc. (a)(b)	23,537	665,626
Alnylam Pharmaceuticals, Inc. (a)	4,196	839,872
Vertex Pharmaceuticals, Inc. (a)	2,626	760,332
Total Biotechnology		2,265,830
Building Products - 2.7%
A.O. Smith Corp.	10,792	524,275
Advanced Drainage Systems, Inc.	5,771	717,740
Apogee Enterprises, Inc.	14,548	556,025
Armstrong World Industries, Inc.	7,640	605,317

The accompanying notes are an integral part of these financial statements.

7

Etho Climate Leadership U.S. ETF

Schedule of Investments

September 30, 2022 (Continued)

	Shares	Value

Fortune Brands Home & Security, Inc.	9,251	$496,686
Lennox International, Inc.	2,666	593,638
Trex Co., Inc. (a)	10,487	460,799
Total Building Products		3,954,480
Capital Markets - 3.3%
Affiliated Managers Group, Inc.	4,861	543,703
Ares Management Corp. - Class A	8,496	526,327
Charles Schwab Corp.	8,162	586,603
Franklin Resources, Inc. (b)	24,744	532,491
Interactive Brokers Group, Inc. - Class A	10,407	665,111
MarketAxess Holdings, Inc.	2,021	449,652
MSCI, Inc.	1,367	576,587
Northern Trust Corp.	5,910	505,660
T. Rowe Price Group, Inc.	4,567	479,581
Total Capital Markets		4,865,715
Commercial Services & Supplies - 2.9%
Cintas Corp.	1,616	627,315
Copart, Inc. (a)	5,461	581,050
MillerKnoll, Inc.	19,917	310,705
Pitney Bowes, Inc.	134,108	312,472
Republic Services, Inc.	5,184	705,232
Rollins, Inc.	19,753	685,034
Steelcase, Inc. - Class A (b)	57,886	377,417
Waste Management, Inc.	4,335	694,510
Total Commercial Services & Supplies		4,293,735
Communications Equipment - 2.1%
Arista Networks, Inc. (a)	4,930	556,548
Ciena Corp. (a)	11,301	456,899
Cisco Systems, Inc.	12,365	494,600
F5 Networks, Inc. (a)	3,279	474,570
Juniper Networks, Inc.	18,526	483,899
Motorola Solutions, Inc.	2,836	635,179
Total Communications Equipment		3,101,695
Construction & Engineering - 0.9%
Ameresco, Inc. - Class A (a)	8,618	572,925
Infrastructure and Energy Alternatives, Inc. (a)(b)	57,822	782,910
Total Construction & Engineering		1,355,835
Construction Materials - 0.4%
Vulcan Materials Co.	3,742	590,151
Consumer Finance - 1.0%
Ally Financial, Inc.	15,941	443,638
American Express Co.	3,673	495,524
Discover Financial Services	6,243	567,614
Total Consumer Finance		1,506,776
Containers & Packaging - 1.1%
AptarGroup, Inc.	5,859	556,781
Avery Dennison Corp.	3,950	642,664
Packaging Corp. of America (b)	4,416	495,873
Total Containers & Packaging		1,695,318

The accompanying notes are an integral part of these financial statements.

8

Etho Climate Leadership U.S. ETF

Schedule of Investments

September 30, 2022 (Continued)

	Shares	Value
Distributors - 1.0%
Genuine Parts Co.	5,462	$815,586
LKQ Corp.	15,188	716,114
Total Distributors		1,531,700
Diversified Consumer Services - 1.2%
H&R Block, Inc. (b)	26,452	1,125,268
Service Corp. International	10,438	602,690
Total Diversified Consumer Services		1,727,958
Diversified Financial Services - 0.8%
Cannae Holdings, Inc. (a)	28,645	591,806
Voya Financial, Inc. (b)	10,349	626,114
Total Diversified Financial Services		1,217,920
Diversified Telecommunication Services - 0.8%
ATN International, Inc.	17,226	664,407
Verizon Communications, Inc.	13,569	515,215
Total Diversified Telecommunication Services		1,179,622
Electrical Equipment - 4.7%
Array Technologies, Inc. (a)(b)	60,797	1,008,015
Blink Charging Co. (a)(b)	25,895	458,859
ChargePoint Holdings, Inc. (a)(b)	34,466	508,718
Eos Energy Enterprises, Inc. (a)(b)	163,921	273,748
FuelCell Energy, Inc. (a)(b)	118,956	405,640
Plug Power, Inc. (a)(b)	23,949	503,168
Rockwell Automation, Inc.	2,463	529,816
Romeo Power, Inc. (a)	459,860	183,944
Shoals Technologies Group, Inc. - Class A (a)	40,211	866,547
Stem, Inc. (a)	62,233	830,188
SunPower Corp. (a)(b)	31,899	734,953
Sunrun, Inc. (a)(b)	22,561	622,458
Total Electrical Equipment		6,926,054
Electronic Equipment, Instruments & Components - 3.5%
Badger Meter, Inc.	6,884	636,013
CDW Corp.	3,838	599,035
IPG Photonics Corp. (a)(b)	6,242	526,513
Itron, Inc. (a)	13,006	547,683
Keysight Technologies, Inc. (a)	4,337	682,469
Littelfuse, Inc.	2,750	546,398
National Instruments Corp.	17,061	643,882
Trimble, Inc. (a)	9,498	515,456
Zebra Technologies Corp. - Class A (a)	1,655	433,627
Total Electronic Equipment, Instruments & Components		5,131,076
Entertainment - 1.3%
Liberty Media Corp-Liberty Formula One - Class C (a)(b)	9,811	573,943
Live Nation Entertainment, Inc. (a)(b)	5,824	442,857
Netflix, Inc. (a)(b)	1,829	430,620
Walt Disney Co. (a)	4,996	471,273
Total Entertainment		1,918,693

The accompanying notes are an integral part of these financial statements.

9

Etho Climate Leadership U.S. ETF

Schedule of Investments

September 30, 2022 (Continued)

	Shares	Value
Food & Staples Retailing - 0.7%
PriceSmart, Inc.	8,728	$502,646
Sysco Corp.	8,425	595,731
Total Food & Staples Retailing		1,098,377
Food Products - 1.3%
Beyond Meat, Inc. (a)(b)	14,183	200,973
Hain Celestial Group, Inc. (a)	19,918	336,216
Lamb Weston Holdings, Inc.	11,490	889,097
McCormick & Co., Inc.	6,887	490,836
Total Food Products		1,917,122
Health Care Equipment & Supplies - 2.4%
ABIOMED, Inc. (a)	2,068	508,024
Align Technology, Inc. (a)	1,571	325,370
Cooper Cos.	1,640	432,796
DexCom, Inc. (a)	5,357	431,453
Edwards Lifesciences Corp. (a)	5,820	480,907
IDEXX Laboratories, Inc. (a)	1,252	407,902
ResMed, Inc.	2,833	618,443
Teleflex, Inc.	1,934	389,624
Total Health Care Equipment & Supplies		3,594,519
Health Care Providers & Services - 2.0%
AMN Healthcare Services, Inc. (a)	6,567	695,839
Henry Schein, Inc. (a)	7,858	516,821
Molina Healthcare, Inc. (a)	2,054	677,491
Patterson Cos., Inc.	21,406	514,172
Quest Diagnostics, Inc. (b)	5,023	616,272
Total Health Care Providers & Services		3,020,595
Health Care Technology - 0.2%
Teladoc Health, Inc. (a)(b)	9,499	240,800
Hotels, Restaurants & Leisure - 1.7%
Booking Holdings, Inc. (a)	291	478,174
Chipotle Mexican Grill, Inc. (a)(b)	432	649,192
Expedia Group, Inc. (a)	3,501	328,009
Hilton Worldwide Holdings, Inc.	4,519	545,082
Marriott International, Inc. - Class A	3,909	547,807
Total Hotels, Restaurants & Leisure		2,548,264
Household Durables - 1.7%
DR Horton, Inc.	9,236	622,045
NVR, Inc. (a)	153	610,023
Tempur Sealy International, Inc. (b)	24,672	595,582
TopBuild Corp. (a)	3,777	622,374
Total Household Durables		2,450,024
Household Products - 0.3%
Church & Dwight Co., Inc.	6,922	494,508

The accompanying notes are an integral part of these financial statements.

10

Etho Climate Leadership U.S. ETF

Schedule of Investments

September 30, 2022 (Continued)

	Shares	Value
Independent Power and Renewable Electricity Producers - 1.3%
Clearway Energy, Inc. - Class A	20,717	$602,865
Ormat Technologies, Inc.	8,390	723,218
Sunnova Energy International, Inc. (a)(b)	29,713	656,063
Total Independent Power and Renewable Electricity Producers		1,982,146
Insurance - 2.7%
Cincinnati Financial Corp.	5,060	453,224
Citizens, Inc. (a)(b)	161,602	539,751
Globe Life, Inc.	6,821	680,054
Hartford Financial Services Group, Inc.	9,577	593,199
MBIA, Inc. (a)	44,521	409,593
MetLife, Inc.	9,854	598,926
W R Berkley Corp.	10,355	668,726
Total Insurance		3,943,473
Interactive Media & Services - 0.6%
Alphabet, Inc. - Class A (a)	4,926	471,172
IAC, Inc. (a)	6,832	378,356
Total Interactive Media & Services		849,528
Internet & Direct Marketing Retail - 0.6%
Amazon.com, Inc. (a)	4,203	474,939
eBay, Inc.	12,004	441,867
Total Internet & Direct Marketing Retail		916,806
IT Services - 4.6%
Akamai Technologies, Inc. (a)	5,738	460,876
Broadridge Financial Solutions, Inc.	4,414	637,029
Fidelity National Information Services, Inc.	6,844	517,201
Fiserv, Inc. (a)	6,757	632,252
Gartner, Inc. (a)	2,302	636,940
Global Payments, Inc.	5,014	541,763
Jack Henry & Associates, Inc. (b)	3,483	634,846
MasterCard, Inc. - Class A	1,918	545,364
Paychex, Inc.	5,065	568,344
PayPal Holdings, Inc. (a)	5,924	509,879
VeriSign, Inc. (a)	3,080	534,996
Visa, Inc. - Class A (b)	3,097	550,182
Total IT Services		6,769,672
Leisure Products - 0.4%
Hasbro, Inc.	8,462	570,508
Life Sciences Tools & Services - 2.7%
Bio-Rad Laboratories, Inc. - Class A (a)	1,217	507,659
Bio-Techne Corp.	1,583	449,572
Danaher Corp.	2,337	603,623
Illumina, Inc. (a)	1,960	373,948
IQVIA Holdings, Inc. (a)	2,963	536,718
Mettler-Toledo International, Inc. (a)	498	539,892
Waters Corp. (a)	2,207	594,853
West Pharmaceutical Services, Inc.	1,670	410,954
Total Life Sciences Tools & Services		4,017,219

The accompanying notes are an integral part of these financial statements.

11

Etho Climate Leadership U.S. ETF

Schedule of Investments

September 30, 2022 (Continued)

	Shares	Value
Machinery - 3.5%
Deere & Co. (b)	1,653	$551,920
Fortive Corp.	11,254	656,108
Hyliion Holdings Corp. (a)(b)	154,670	443,903
Hyzon Motors, Inc. (a)	107,228	182,288
Illinois Tool Works, Inc.	3,287	593,797
Lightning eMotors, Inc. (a)(b)	120,209	186,324
Microvast Holdings, Inc. (a)	102,267	185,103
Proterra, Inc. (a)(b)	91,115	453,753
Watts Water Technologies, Inc. - Class A	4,916	618,089
Westinghouse Air Brake Technologies Corp. (b)	7,141	580,920
Xylem, Inc.	8,056	703,771
Total Machinery		5,155,976
Media - 1.6%
Interpublic Group of Cos., Inc.	19,451	497,946
John Wiley & Sons, Inc. - Class A	12,986	487,754
Liberty Broadband Corp. - Class C (a)	5,063	373,649
New York Times Co. - Class A	14,979	430,646
TEGNA, Inc.	30,682	634,504
Total Media		2,424,499
Oil, Gas & Consumable Fuels - 0.4%
Enviva, Inc.	8,812	529,249
Personal Products - 0.4%
Estee Lauder Cos., Inc. - Class A	2,520	544,068
Pharmaceuticals - 1.7%
Bristol-Myers Squibb Co.	9,428	670,237
Merck & Co., Inc.	8,398	723,235
Pfizer, Inc.	13,383	585,640
Zoetis, Inc.	3,641	539,924
Total Pharmaceuticals		2,519,036
Professional Services - 1.2%
Insperity, Inc.	6,848	699,112
Robert Half International, Inc.	6,021	460,607
Verisk Analytics, Inc.	3,196	545,014
Total Professional Services		1,704,733
Real Estate Investment Trusts (REITs) - 3.7%
AvalonBay Communities, Inc.	2,774	510,943
Camden Property Trust	4,142	494,762
Four Corners Property Trust, Inc.	25,559	618,272
Gladstone Land Corp.	18,905	342,181
Hannon Armstrong Sustainable Infrastructure Capital, Inc. (b)	14,547	435,392
Kimco Realty Corp.	27,910	513,823
Prologis, Inc.	4,264	433,222
Public Storage, Inc.	1,813	530,865
Regency Centers Corp.	9,678	521,161
SBA Communications Corp.	1,994	567,591
UDR, Inc.	12,013	501,062
Total Real Estate Investment Trusts (REITs)		5,469,274

The accompanying notes are an integral part of these financial statements.

12

Etho Climate Leadership U.S. ETF

Schedule of Investments

September 30, 2022 (Continued)

	Shares	Value
Road & Rail - 1.6%
AMERCO (b)	1,148	$584,585
JB Hunt Transport Services, Inc.	3,423	535,426
Landstar System, Inc.	4,554	657,460
Old Dominion Freight Line, Inc.	2,295	570,927
Total Road & Rail		2,348,398
Semiconductors & Semiconductor Equipment - 6.9%
Advanced Micro Devices, Inc. (a)	6,266	397,014
Analog Devices, Inc.	4,162	579,933
Applied Materials, Inc.	5,207	426,610
Broadcom, Inc.	1,094	485,747
Enphase Energy, Inc. (a)	3,396	942,288
First Solar, Inc. (a)(b)	8,182	1,082,233
Intel Corp.	13,999	360,754
KLA Corp.	1,880	568,944
Lam Research Corp.	1,277	467,382
Micron Technology, Inc.	8,808	441,281
NVIDIA Corp.	2,511	304,810
ON Semiconductor Corp. (a)	10,944	682,140
Power Integrations, Inc.	7,404	476,225
Qorvo, Inc. (a)	5,521	438,423
QUALCOMM, Inc.	4,500	508,410
Rambus, Inc. (a)	21,485	546,149
Teradyne, Inc. (b)	5,799	435,795
Texas Instruments, Inc.	3,769	583,366
Universal Display Corp.	4,112	387,967
Total Semiconductors & Semiconductor Equipment		10,115,471
Software - 5.2%
Adobe Systems, Inc. (a)	1,503	413,626
Ansys, Inc. (a)	2,156	477,985
Autodesk, Inc. (a)	3,196	597,013
Cadence Design System, Inc. (a)	4,166	680,850
Dolby Laboratories, Inc. - Class A	8,780	572,017
Fortinet, Inc. (a)	10,024	492,479
Intuit, Inc.	1,426	552,318
Microsoft Corp.	2,229	519,134
NCR Corp. (a)	17,048	324,082
Paycom Software, Inc. (a)	1,977	652,390
Salesforce, Inc. (a)	3,227	464,172
ServiceNow, Inc. (a)	1,230	464,460
Tyler Technologies, Inc. (a)	1,540	535,150
Workday, Inc. - Class A (a)(b)	2,861	435,501
Zoom Video Communications, Inc. - Class A (a)(b)	5,845	430,134
Total Software		7,611,311

The accompanying notes are an integral part of these financial statements.

13

Etho Climate Leadership U.S. ETF

Schedule of Investments

September 30, 2022 (Continued)

	Shares	Value
Specialty Retail - 5.7%
Advance Auto Parts, Inc. (b)	3,331	$520,769
American Eagle Outfitters, Inc. (b)	41,232	401,187
America’s Car-Mart, Inc. (a)	8,504	518,914
AutoNation, Inc. (a)(b)	6,880	700,866
Best Buy Co., Inc.	7,602	481,511
EVgo, Inc. (a)(b)	53,280	421,445
Foot Locker, Inc. (b)	23,587	734,262
Group 1 Automotive, Inc. (b)	4,088	584,053
Lowe’s Cos., Inc.	3,412	640,808
Penske Automotive Group, Inc. (b)	7,357	724,150
Ross Stores, Inc.	7,594	639,946
TJX Cos., Inc.	11,389	707,485
Tractor Supply Co. (b)	2,956	549,461
Volta, Inc. (a)(b)	224,653	271,830
Williams-Sonoma, Inc. (b)	4,762	561,202
Total Specialty Retail		8,457,889
Technology Hardware, Storage & Peripherals - 1.6%
3D Systems Corp. (a)(b)	41,078	327,802
Apple, Inc.	3,932	543,403
Hewlett Packard Enterprise Co.	41,241	494,067
NetApp, Inc.	8,301	513,417
Western Digital Corp. (a)	13,800	449,190
Total Technology Hardware, Storage & Peripherals		2,327,879
Textiles, Apparel & Luxury Goods - 1.6%
Fossil Group, Inc. (a)	71,077	243,083
Hanesbrands, Inc. (b)	46,404	322,972
PVH Corp. (b)	8,946	400,781
Ralph Lauren Corp. (b)	6,074	515,865
Tapestry, Inc.	18,538	527,035
VF Corp. (b)	12,135	362,958
Total Textiles, Apparel & Luxury Goods		2,372,694
Thrifts & Mortgage Finance - 1.1%
Capitol Federal Financial, Inc.	64,674	536,794
New York Community Bancorp, Inc. (b)	65,485	558,587
TFS Financial Corp.	41,837	543,881
Total Thrifts & Mortgage Finance		1,639,262
Trading Companies & Distributors - 2.3%
Fastenal Co.	11,631	535,491
Herc Holdings, Inc.	4,129	428,921
MSC Industrial Direct Co., Inc. - Class A	8,149	593,329
United Rentals, Inc. (a)	1,929	521,061
W.W. Grainger, Inc. (b)	1,334	652,579
WESCO International, Inc. (a)(b)	5,265	628,536
Total Trading Companies & Distributors		3,359,917

The accompanying notes are an integral part of these financial statements.

14

Etho Climate Leadership U.S. ETF

Schedule of Investments

September 30, 2022 (Continued)

	Shares	Value
Water Utilities - 1.5%
American States Water Co.	7,747	$603,879
American Water Works Co., Inc.	4,164	541,986
California Water Service Group	11,631	612,837
Middlesex Water Co.	6,544	505,197
Total Water Utilities		2,263,899
Wireless Telecommunication Services - 0.5%
T-Mobile US, Inc. (a)(b)	5,338	716,199
Total United States		145,263,959
TOTAL COMMON STOCKS (Cost $172,341,695)		146,987,209

INVESTMENTS PURCHASED WITH PROCEEDS FROM SECURITIES LENDING COLLATERAL - 20.6%
Mount Vernon Liquid Assets Portfolio, LLC, 3.18% (c)	30,356,003	30,356,003
TOTAL INVESTMENTS PURCHASED WITH PROCEEDS FROM SECURITIES LENDING COLLATERAL (Cost $30,356,003)		30,356,003

SHORT-TERM INVESTMENTS - 0.4%
Money Market Funds - 0.4%
First American Government Obligations Fund - Class X, 2.77% (c)	598,730	598,730
TOTAL SHORT-TERM INVESTMENTS (Cost $598,730)		598,730

Total Investments (Cost $203,296,428) - 120.5%		177,941,942
Liabilities in Excess of Other Assets - (20.5)%		(30,271,778)
TOTAL NET ASSETS - 100.0%		$147,670,164

Percentages are stated as a percent of net assets.

(a)      Non-income producing security.

(b)      This security or a portion of this security was out on loan at September 30, 2022.

(c)      The rate shown is the annualized seven-day yield at period end.

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor’s Financial Services LLC (“S&P”). GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC, doing business as U.S. Bank Global Fund Services (“Fund Services”).

The accompanying notes are an integral part of these financial statements.

15

Etho Climate Leadership U.S. ETF

STATEMENT OF ASSETS AND LIABILITIES

As of September 30, 2022

Etho Climate Leadership U.S. ETF
ASSETS
Investments in securities, at value*	$177,941,942
Receivables:
Dividends and interest receivable	114,861
Securities lending income receivable	28,793
Total Assets	178,085,596

LIABILITIES
Collateral received for securities loaned (Note 7)	30,356,003
Payables:
Management fees payable	59,429
Total Liabilities	30,415,432
Net Assets	$147,670,164

NET ASSETS CONSIST OF:
Paid-in capital	$183,084,823
Total Distributable Earnings (Accumulated Losses)	(35,414,659)
Net Assets	$147,670,164

*Identified Cost:
Investments in securities	$203,296,428

Shares Outstanding^	3,200,000
Net Asset Value, Offering and Redemption Price per Share	$46.15

^	No par value, unlimited number of shares authorized

The accompanying notes are an integral part of these financial statements.

16

Etho Climate Leadership U.S. ETF

STATEMENT OF OPERATIONS

For the Year Ended September 30, 2022

Etho Climate Leadership U.S. ETF
INVESTMENT INCOME
Income:
Dividends from unaffiliated securities (net of foreign witholding tax of $436)	$2,156,736
Interest	10,289
Securities lending income	251,893
Total Investment Income	2,418,918

Expenses:
Management fees	795,259
Total Expenses	795,259
Net Investment Income	1,623,659

REALIZED & UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net Realized Gain (Loss) on:
Unaffiliated investments	(5,655,257)
In-Kind redemptions	14,703,965
Net Realized Gain on Investments and In-Kind Redemptions	9,048,708
Net Change in Unrealized Appreciation/Depreciation of:
Unaffiliated investments	(52,481,644)
Net Change in Unrealized Appreciation/Depreciation of Investments	(52,481,644)
Net Realized and Unrealized Loss on Investments	(43,432,936)
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(41,809,277)

The accompanying notes are an integral part of these financial statements.

17

Etho Climate Leadership U.S. ETF

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended September 30, 2022	Year Ended September 30, 2021
OPERATIONS
Net investment income	$1,623,659	$1,122,668
Net realized gain on investments and In-Kind Redemptions	9,048,708	24,800,863
Net change in unrealized appreciation/depreciation of investments	(52,481,644)	9,213,851
Net increase (decrease) in net assets resulting from operations	(41,809,277)	35,137,382

DISTRIBUTIONS TO SHAREHOLDERS
Total Distributions to Shareholders	(1,482,849)	(1,179,000)

CAPITAL SHARE TRANSACTIONS
Net increase in net assets derived from net change in outstanding shares	12,892,115	53,551,110
Net increase (decrease) in net assets	(30,400,011)	87,509,492

NET ASSETS
Beginning of Year	178,070,175	90,560,683
End of Year	$147,670,164	$178,070,175

Summary of share transactions is as follows:

	Year Ended September 30, 2022		Year Ended September 30, 2021
	Shares	Amount	Shares	Amount
Shares Sold	1,000,000	$57,868,130	2,100,000	$120,572,535
Shares Redeemed	(800,000)	(44,976,015)	(1,150,000)	(67,021,425)
Net Transactions in Fund Shares	200,000	$12,892,115	950,000	$53,551,110

Beginning Shares	3,000,000		2,050,000
Ending Shares	3,200,000		3,000,000

The accompanying notes are an integral part of these financial statements.

18

Etho Climate Leadership U.S. ETF

FINANCIAL HIGHLIGHTS

For a capital share outstanding throughout the year

	Year Ended September 30, 2022	Year Ended September 30, 2021	Year Ended September 30, 2020	Year Ended September 30, 2019	Year Ended September 30, 2018
Net Asset Value, Beginning of Year	$59.36	$44.18	$39.58	$37.50	$32.01
Income from Investment Operations:
Net Investment Income [1]	0.52	0.47	0.41	0.33	0.29
Net realized and unrealized gain (loss) on investments	(13.26)	15.17	4.54	2.08	5.51
Total from investment operations	(12.74)	15.64	4.95	2.41	5.80
Less Distributions:
Distributions from net investment income	(0.47)	(0.46)	(0.35)	(0.33)	(0.29)
Net realized gains	—	—	—	—	(0.02)
Total distributions	(0.47)	(0.46)	(0.35)	(0.33)	(0.31)
Net assets value, end of year	$46.15	$59.36	$44.18	$39.58	$37.50
Total Return	(21.58)%	35.48%	12.59%	6.53%	18.16%

Ratios/Supplemental Data:
Net assets at end of year (000’s)	$147,670	$178,070	$90,561	$53,431	$35,627
Expenses to Average Net Assets	0.45%	0.45%	0.45%	0.45%	0.45%
Net Investment Income to Average Net Assets	0.92%	0.83%	1.00%	0.88%	0.82%
Portfolio Turnover Rate	30%	45%	37%	41%	19%

[1]	Calculated based on average shares outstanding during the year.

The accompanying notes are an integral part of these financial statements.

19

Etho Climate Leadership U.S. ETF

NOTES TO FINANCIAL STATEMENTS

September 30, 2022

NOTE 1 – ORGANIZATION

Etho Climate Leadership U.S. ETF (the “Fund”) is a series of ETF Managers Trust (the “Trust”), an open-end management investment company consisting of multiple investment series, organized as a Delaware statutory trust on July 1, 2009. The Trust is registered with the SEC under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company and the offering of the Fund’s shares (“Shares”) is registered under the Securities Act of 1933, as amended (the “Securities Act”). The Fund seeks to provide investment results that, before fees and expenses, correspond generally to the price and yield performance of the Etho Climate Leadership Index – U.S. (“the Index”). The Fund commenced operations on November 18, 2015.

The Fund currently offers one class of shares, which has no front end sales load, no deferred sales charges, and no redemption fees. The Fund may issue an unlimited number of shares of beneficial interest, with no par value. All shares of the Fund have equal rights and privileges.

Shares of the Fund are listed and traded on the NYSE Arca, Inc. Market prices for the Shares may be different from their net asset value (“NAV”). The Fund issues and redeems Shares on a continuous basis at NAV only in blocks of 50,000 shares, called “Creation Units.” Creation Units are issued and redeemed principally in-kind for securities included in the Index. Once created, Shares generally trade in the secondary market at market prices that change throughout the day in quantities less than a Creation Unit. Except when aggregated in Creation Units, Shares are not redeemable securities of the Fund. Shares of the Fund may only be purchased or redeemed by certain financial institutions (“Authorized Participants”). An Authorized Participant is either (i) a broker-dealer or other participant in the clearing process through the Continuous Net Settlement System of the National Securities Clearing Corporation or (ii) a DTC participant and, in each case, must have executed a Participant Agreement with the Distributor. Most retail investors do not qualify as Authorized Participants nor have the resources to buy and sell whole Creation Units. Therefore, they are unable to purchase or redeem the Shares directly from the Fund. Rather, most retail investors may purchase Shares in the secondary market with the assistance of a broker and may be subject to customary brokerage commissions or fees.

Authorized Participants transacting in Creation Units for cash may pay an additional variable charge to compensate the relevant Fund for certain transaction costs (i.e., brokerage costs) and market impact expenses relating to investing in portfolio securities. Such variable charges, if any, are included in “Transaction Fees” in the Statements of Changes in Net Assets.

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund. These policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”).

The Fund follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standard Codification Topic 946 Financial Services – Investment Companies.

The Fund may invest in certain other investment companies (underlying funds) . For more information about the underlying fund’s operations and policies, please refer to those funds’ semiannual and annual reports, which are filed with the SEC.

A.	Security Valuation. Securities listed on a securities exchange, market or automated quotation system for which quotations are readily available (except for securities traded on NASDAQ), including securities traded over the counter, are valued at the last quoted sale price on the primary exchange or market (foreign or domestic) on which they are traded on the valuation date (or at approximately 4:00 pm Eastern Time if a security’s primary exchange is normally open at that time), or, if there is no such reported sale on the valuation date, at the most recent quoted bid price. For securities traded on NASDAQ, the NASDAQ Official Closing Price will be used.

20

Etho Climate Leadership U.S. ETF

NOTES TO FINANCIAL STATEMENTS

September 30, 2022 (Continued)

Securities for which quotations are not readily available are valued at their respective fair values as determined in good faith by ETF Managers Group, LLC (the “Adviser”), using procedures adopted by the Board of Trustees (the “Board”) . When a security is “fair valued,” consideration is given to the facts and circumstances relevant to the particular situation, including a review of various factors set forth in the pricing procedures adopted by the Fund’s Board. The use of fair value pricing by the Fund may cause the net asset value of its shares to differ significantly from the net asset value that would be calculated without regard to such considerations. As of September 30, 2022, the Fund did not hold any securities fair valued by the Adviser.

As described above, the Fund utilizes various methods to measure the fair value of its investments on a recurring basis. U.S. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of inputs are:

Level 1	Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2	Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3	Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available; representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

21

Etho Climate Leadership U.S. ETF

NOTES TO FINANCIAL STATEMENTS

September 30, 2022 (Continued)

The following table presents a summary of the inputs used to value the Fund’s net assets as of September 30, 2022:

Etho Climate Leadership U.S. ETF
Assets^	Level 1	Level 2	Level 3	Total
Common Stocks	$146,987,209	$—	$—	$146,987,209
Short-Term Investments	598,730	—	—	598,730
Investments Purchased with Securities Lending Collateral*	—	—	—	30,356,003
Total Investments in Securities	$147,585,939	$—	$—	$177,941,942

^ See Schedule of Investments for classifications by sector or country.

* Certain investments that are measured at fair value using the net asset value per share (or its equivalent) practical expedient have not been categorized in the fair value hierarchy. The fair value amounts presented in the table are intended to permit reconciliation of the fair value hierarchy to the amounts presented in the Schedule of Investments.

B.	Federal Income Taxes. The Fund has elected to be taxed as a “regulated investment company” and intends to distribute substantially all taxable income to its shareholders and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. Therefore, no provisions for federal income taxes or excise taxes have been made.

To avoid imposition of the excise tax applicable to regulated investment companies, the Fund intends to declare each year as dividends, in each calendar year, at least 98.0% of its net investment income (earned during the calendar year) and 98.2% of its net realized capital gains (earned during the twelve months ended October 31) plus undistributed amounts, if any, from prior years.

Net capital losses incurred after October 31, within the taxable year are deemed to arise on the first business day of the Fund’s next taxable year.

The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. The Fund has analyzed its tax position and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions expected to be taken in the Fund’s 2022 tax returns. The Fund identifies its major tax jurisdictions as U.S. Federal, the State of New Jersey, and the State of Delaware; however the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

As of September 30, 2022, management has reviewed the tax positions for open periods (for federal purposes, three years from the date of filing and for state purposes, generally a range of three to four years from the date of filing) as applicable to the Fund, and has determined that no provision for income tax is required in the Fund’s financial statements.

C.	Security Transactions and Investment Income. Investment securities transactions are accounted for on the trade date. Gains and losses realized on sales of securities are determined on a specific identification basis. Discounts/premiums on debt securities purchased are accreted/amortized over the life of the respective securities using the effective interest method. Dividend income is recorded on the ex-dividend date. Interest income is recorded on an accrual basis. Income, including gains, from investments in foreign securities received by the Fund may be subject to income, withholding or other taxes imposed by foreign countries.

22

Etho Climate Leadership U.S. ETF

NOTES TO FINANCIAL STATEMENTS

September 30, 2022 (Continued)

D.	Foreign Currency Translations and Transactions. The Fund may engage in foreign currency transactions. Foreign currency transactions are translated into U.S. dollars on the following basis: (i) market value of investment securities, assets and liabilities at the daily rates of exchange, and (ii) purchases and sales of investment securities, dividend and interest income and certain expenses at the rates of exchange prevailing on the respective dates of such transactions. For financial reporting purposes, the Fund does not isolate changes in the exchange rate of investment securities from the fluctuations arising from changes in the market prices of securities for unrealized gains and losses. However, for federal income tax purposes, the Fund does isolate and treat as ordinary income the effect of changes in foreign exchange rates on realized gains or losses from the sale of investment securities and payables and receivables arising from trade-date and settlement-date differences.

E.	Distributions to Shareholders. Distributions to shareholders from net investment income, if any, are declared and paid by the Fund on a quarterly basis. Distributions to shareholders from net realized gains on securities of the Fund normally are declared and paid on an annual basis. Distributions are recorded on the ex-dividend date.

F.	Use of Estimates. The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements, as well as the reported amounts of revenues and expenses during the period. Actual results could differ from those estimates.

G.	Share Valuation. The net asset value (“NAV”) per share of the Fund is calculated by dividing the sum of the value of the securities held by the Fund, plus cash and other assets, minus all liabilities (including estimated accrued expenses) by the total number of shares outstanding by the Fund, rounded to the nearest cent. The Fund’s shares will not be priced on the days on which the NYSE is closed for trading. The offering and redemption price per share for the Fund is equal to the Fund’s net asset value per share.

H.	Guarantees and Indemnifications. In the normal course of business, the Fund enters into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

NOTE 3 – RISK FACTORS

Investing in the Etho Climate Leadership U.S. ETF may involve certain risks, as discussed in the Fund’s prospectus, including, but not limited to, those described below. Any of these risks could cause an investor to lose money.

Market Risk. Financial markets rise and fall in response to a variety of factors, sometimes rapidly and unpredictably. As with any investment whose performance is tied to these markets, the value of an investment in a fund will fluctuate, which means that an investor could lose money over short or long periods.

Investment Style Risk. The Fund is not actively managed. Therefore, the Fund follows the securities included in its respective index during upturns as well as downturns. Because of its indexing strategy, the Fund does not take steps to reduce market exposure or to lessen the effects of a declining market. In addition, because of the Fund’s expenses, the Fund’s performance may be below that of its index.

23

Etho Climate Leadership U.S. ETF

NOTES TO FINANCIAL STATEMENTS

September 30, 2022 (Continued)

Equity Risk. The prices of equity securities rise and fall daily. These price movements may result from factors affecting individual companies, industries or the securities market as a whole. In addition, equity markets tend to move in cycles which may cause stock prices to fall over short or extended periods of time.

Securities Lending Risk. Securities lending involves the risk of loss of rights in, or delay in recovery of, the loaned securities if the borrower fails to return the security loaned or becomes insolvent.

Concentration Risk. To the extent that the Fund’s or its underlying index’s portfolio is concentrated in the securities of issuers in a particular market, industry, group of industries, sector or asset class, the Fund may be adversely affected by the performance of those securities, may be subject to increased price volatility and may be more vulnerable to adverse economic, market, political or regulatory occurrences affecting that market, industry, group of industries, sector or asset class.

Natural Disaster/Epidemic Risk. Natural or environmental disasters, such as earthquakes, fires, floods, hurricanes, tsunamis and other severe weather related phenomena generally, and widespread disease, including pandemics and epidemics (for example, the novel coronavirus COVID-19), have been and can be highly disruptive to economies and markets and have recently led, and may continue to lead, to increased market volatility and significant market losses. Such natural disaster and health crises could exacerbate political, social, and economic risks previously mentioned, and result in significant breakdowns, delays, shutdowns, social isolation, and other disruptions to important global, local and regional supply chains affected, with potential corresponding results on the operating performance of the Fund and its investments. A climate of uncertainty and panic, including the contagion of infectious viruses or diseases, may adversely affect global, regional, and local economies and reduce the availability of potential investment opportunities, and increases the difficulty of performing due diligence and modeling market conditions, potentially reducing the accuracy of financial projections. Under these circumstances, the Fund may have difficulty achieving its investment objective which may adversely impact performance. Further, such events can be highly disruptive to economies and markets, significantly disrupt the operations of individual companies (including, but not limited to, the Fund’s third party service providers), sectors, industries, markets, securities and commodity exchanges, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of the Fund’s investments. These factors can cause substantial market volatility, exchange trading suspensions and closures and can impact the ability of the Fund to complete redemptions and otherwise affect Fund performance and Fund trading in the secondary market. A widespread crisis may also affect the global economy in ways that cannot necessarily be foreseen at the current time. How long such events will last and whether they will continue or recur cannot be predicted. Impacts from these events could have significant impact on the Fund’s performance, resulting in losses to the Fund.

On February 24, 2022, Russia commenced a military attack on Ukraine. The outbreak of hostilities between the two countries could result in more widespread conflict and could have a severe adverse effect on the region and the markets. In addition, sanctions imposed on Russia by the United States and other countries, and any sanctions imposed in the future could have a significant adverse impact on the Russian economy and related markets. The price and liquidity of investments may fluctuate widely as a result of the conflict and related events. How long such conflict and related events will last and whether it will escalate further cannot be predicted, nor its effect on the Fund.

A complete description of the principal risks is included in the Fund’s prospectus under the heading “Principal Investment Risks.”

24

Etho Climate Leadership U.S. ETF

NOTES TO FINANCIAL STATEMENTS

September 30, 2022 (Continued)

NOTE 4 – MANAGEMENT AND CONTRACTS

The Adviser serves as the investment advisor to the Fund. Pursuant to an Investment Advisory Agreement (“Advisory Agreement”) between the Trust, on behalf of the Fund, and the Adviser, the Adviser provides investment advice to the Fund and oversees the day-today operations of the Fund, subject to the direction and control of the Board and the officers of the Trust. Under the Advisory Agreement, the Adviser is also responsible for arranging transfer agency, custody, fund administration and accounting, and other non-distribution related services necessary for the Fund to operate.

Under the Investment Advisory Agreement with the Fund, the Adviser has overall responsibility for the general management and administration of the Fund and arranges for sub-advisory, transfer agency, custody, fund administration, securities lending, and all other non-distribution related services necessary for the Fund to operate. The Adviser bears the costs of all advisory and non-advisory services required to operate the Fund, in exchange for a single unitary fee. For services provided the Fund pays the Adviser at an annual rate of 0.45% of the Fund’s average daily net assets. Under the Investment Advisory Agreement, the Adviser has agreed to pay all expenses of the Fund, except for: the fee paid to the Adviser pursuant to the Investment Advisory Agreement, interest charges on any borrowings, taxes, brokerage commissions and other expenses incurred in placing orders for the purchase and sale of securities and other investment instruments, acquired fund fees and expenses, accrued deferred tax liability, extraordinary expenses, and distribution (12b-1) fees and expenses (collectively, “Excluded Expenses”). The Adviser has entered into an agreement with its affiliate, ETFMG Financial, LLC, to serve as distributor to the Fund (the “Distributor”). The Distributor provides marketing support for the Fund, including distributing marketing materials related to the Fund.

The Adviser has entered into an Agreement with Etho Capital, LLC ( “Etho”), under which Etho agrees to sublicense the use of the Underlying Index to the Adviser. Etho also provides marketing support for the Fund. Etho does not make investment decisions, provide investment advice, or otherwise act in the capacity of an investment Adviser to the Fund.

U.S. Bancorp Fund Services, LLC doing business as U.S. Bank Global Fund Services (the “Administrator”) provides fund accounting, fund administration, and transfer agency services to the Fund. The Adviser compensates the Administrator for these services under an administration agreement between the two parties.

The Adviser pays each independent Trustee a quarterly fee for service to the Fund. Each Trustee is also reimbursed by the Adviser for all reasonable out-of-pocket expenses incurred in connection with his duties as Trustee, including travel and related expenses incurred in attending Board meetings.

NOTE 5 – DISTRIBUTION PLAN

The Fund has adopted a Plan of Distribution pursuant to Rule 12b- 1 under the 1940 Act. Under the Plan, the Fund may pay compensation to the Distributor or any other distributor or financial institution with which the Trust has an agreement with respect to the Fund, with the amount of such compensation not to exceed an annual rate of 0.25% of the Fund’s average daily net assets. For the year ended September 30, 2022, the Fund did not incur any 12b-1 expenses.

NOTE 6 - PURCHASES AND SALES OF SECURITIES

The costs of purchases and sales of securities, excluding short-term securities and in-kind transactions, for the year ended September 30, 2022:

	Purchases	Sales
Etho Climate Leadership U.S. ETF	$52,194,428	$51,562,900

25

Etho Climate Leadership U.S. ETF

NOTES TO FINANCIAL STATEMENTS

September 30, 2022 (Continued)

The costs of purchases and sales of in-kind transactions associated with creations and redemptions for the year ended September 30, 2022:

	Purchases In- Kind	Sales In- Kind
Etho Climate Leadership U.S. ETF	$56,985,796	$44,456,571

Purchases in-kind are the aggregate of all in-kind purchases and sales in-kind are the aggregate of all proceeds from in-kind sales. Net capital gains or losses resulting from in-kind redemptions are excluded from the determination of the Fund’s taxable gains and are not distributed to shareholders. There were no purchases or sales of U.S. Government obligations for the six months ended September 30, 2022.

NOTE 7 — SECURITIES LENDING

The Fund may lend up to 33 1⁄3% of the value of the securities in its portfolio to brokers, dealers and financial institutions (but not individuals) under terms of participation in a securities lending program administered by U.S. Bank N.A. (“the Custodian”). The securities lending agreement requires that loans are collateralized at all times in an amount equal to at least 102% of the value of any loaned securities at the time of the loan, plus accrued interest. The Fund receives compensation in the form of fees and earn interest on the cash collateral. The amount of fees depends on a number of factors including the type of security and length of the loan. The Fund continues to receive interest payments or dividends on the securities loaned during the borrowing period. Gain or loss in the fair value of securities loaned that may occur during the term of the loan will be for the account of the Fund. The Fund has the right under the terms of the securities lending agreement to recall the securities from the borrower on demand. The cash collateral is invested by the Custodian in accordance with approved investment guidelines. Those guidelines require the cash collateral to be invested in readily marketable, high quality, short-term obligations either directly on behalf of the Fund or through one or more joint accounts, money market funds, or short-term bond funds, including those advised by or affiliated with the Adviser; however, such investments are subject to risk of payment delays or default on the part of the issuer or counterparty or otherwise may not generate sufficient interest to support the costs associated with securities lending. Other investment companies, in which the Fund may invest cash collateral, can be expected to incur fees and expenses for operations, such as investment advisory and administration fees, which would be in addition to those incurred by the Fund, and which may be received in full or in part by the Adviser. Pursuant to guidance issued by the SEC staff, fees and expenses of money market funds used for cash collateral received in connection with loans of securities are not treated as Acquired Fund Fees and Expenses, which reflect a fund’s pro rata share of the fees and expenses incurred by other investment companies in which the Fund invests (as disclosed in the Prospectus, as applicable). The Fund could also experience delays in recovering its securities and possible loss of income or value if the borrower fails to return the borrowed securities, although the Fund is indemnified from this risk by contract with the securities lending agent.

As of September 30, 2022, the value of the securities on loan and payable for collateral due to broker were as follows:

Value of Securities on Loan Collateral Received

Fund	Values of Securities on Loan	Fund Collateral Received*
Etho Climate Leadership U.S. ETF	$29,242,742	$30,356,003

* The cash collateral received was invested in the Mount Vernon Liquid Assets Portfolio as shown on the Schedule of Investments, an investment with an overnight and continuous maturity.

26

Etho Climate Leadership U.S. ETF

NOTES TO FINANCIAL STATEMENTS

September 30, 2022 (Continued)

NOTE 8 – FEDERAL INCOME TAXES

The components of distributable earnings (losses) and cost basis of investments for federal income tax purposes at September 30, 2022, were as follows:

	Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Etho Climate Leadership U.S. ETF	$205,512,383	$11,876,629	$(39,447,070)	$(27,570,441)

	Undistributed Ordinary Income	Undistributed Long-Term Gain	Total Distributable Earnings	Other Accumulated (Loss)	Total Accumulated Gain
Etho Climate Leadership U.S. ETF	$172,725	$—	$172,725	$(8,016,943)	$(35,414,659)

As of September 30, 2022, the Fund had accumulated capital loss carryovers of:

	Capital Loss Carryover ST	Capital Loss Carryover LT	Expires
Etho Climate Leadership U.S. ETF	$(8,013,002)	$—	Indefinite

Under current tax law, capital and currency losses realized after October 31 of a fund’s fiscal year may be deferred and treated as occurring on the first business day of the following fiscal year for tax purposes. The Fund had deferred post-October capital and currency losses, which will be treated as arising on the first business day of the year ended September 30, 2022.

	Later Year Ordinary Loss	Post-October Loss
Etho Climate Leadership U.S. ETF	None	None

U.S. GAAP requires that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. For the fiscal year ended September 30, 2022, the following table shows the reclassifications made:

	Total Distributable Earnings/(Loss)	Paid-In Capital
ETHO Climate Leadership U.S. ETF	$(14,310,179)	$14,310,179

27

Etho Climate Leadership U.S. ETF

NOTES TO FINANCIAL STATEMENTS

September 30, 2022 (Continued)

The tax character of distributions paid by the Fund during the fiscal years ended September 30, 2022 and September 30, 2021 are as follows:

	Year Ended September 30, 2022		Year Ended September 30, 2021
	From Ordinary Income	From Capital Gains	From Ordinary Income	From Capital Gains
Etho Climate Leadership U.S. ETF	$1,482,849	$—	$1,179,000	$—

NOTE 9 – LEGAL MATTERS

The Trust, the Adviser, and certain officers and affiliated persons of the Adviser (together with the Adviser, the “Adviser Defendants”) were named as defendants in an action filed December 21, 2021, in the Superior Court of New Jersey, Union County, captioned PureShares, LLC, d/b/a PureFunds et al. v. ETF Managers Group, LLC et al., Docket No. UNN-C-152-21 (the “NJ Action”). The NJ Action asserted breach of contract and other tort claims and sought damages in unspecified amounts and injunctive relief. On May 25, 2022, the court in the NJ Action dismissed with prejudice all claims asserted against the Trust, as well as all contract claims and all except one tort claim asserted against the Adviser Defendants.

As of September 30, 2022, there were no adjustments made to the accompanying financial statements based on the above legal matters.

NOTE 10 – SUBSEQUENT EVENTS

In preparing these financial statements, the Fund has evaluated events and transactions for potential recognition or disclosure through the date the financial statements were issued. This evaluation did not result in any subsequent events that necessitated disclosures and/or adjustments to the Financial Statements.

28

Etho Climate Leadership U.S. ETF

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of ETF Managers Trust

and the Shareholders of Etho Climate Leadership U.S. ETF:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Etho Climate Leadership U.S. ETF (the “Fund”) (a series of ETF Managers Trust) as of September 30, 2022, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of September 30, 2022, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of September 30, 2022 by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

/s/WithumSmith+Brown, PC

We have served as the auditor for one or more series of the Trust since 2013.

New York, New York

November 29, 2022

29

Etho Climate Leadership U.S. ETF

Expense Example

Six Months Ended September 30, 2022 (Unaudited)

As a shareholder of Etho Climate Leadership U.S. ETF (the “Fund”) you incur two types of costs: (1) transaction costs, including brokerage commissions on purchases and sales of Fund shares, and (2) ongoing costs, including management fees and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (April 1, 2022 to September 30, 2022).

Actual Expenses

The first line of the table provides information about actual account values based on actual returns and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then, multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period’’ to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table provides information about hypothetical account values based on a hypothetical return and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales of Fund shares. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. If these transactional costs were included, your costs would have been higher.

Etho Climate Leadership U.S. ETF

	Beginning Account Value April 1, 2022	Ending Account Value September 30, 2022	Expenses Paid During the Period^	Annualized Expense Ratio During Period April 1, 2022 to September 30, 2022
Actual	$1,000.00	$794.70	$2.02	0.45%
Hypothetical (5% annual)	$1,000.00	$1,022.81	$2.28	0.45%

^ The dollar amounts shown as expenses paid during the period are equal to the annualized six-month expense ratio multiplied by the average account value during the period, multiplied by 183/365 (to reflect the one-half year period).

30

Etho Climate Leadership U.S. ETF

SUPPLEMENTARY INFORMATION

September 30, 2022 (Unaudited)

NOTE 1 – FREQUENCY DISTRIBUTION OF PREMIUMS AND DISCOUNTS

Information regarding how often shares of the Fund traded on the Exchange at a price above (i.e., at a premium) or below (i.e., at a discount) the NAV is available on the Fund’s website at www.etfmgfunds.com.

NOTE 2 – FEDERAL TAX INFORMATION

Qualified Dividend Income/Dividends Received Deduction

For the fiscal year ended September 30, 2022, certain dividends paid by the Fund may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Reconciliation Act of 2003. The percentage of dividends declared from ordinary income designated as qualified dividend income was as follows:

Fund Name	Qualified Dividend Income
Etho Climate Leadership U.S. ETF	100%

For corporate shareholders, the percent of ordinary income distributions qualifying for the corporate dividends received deduction for the fiscal year ended September 30, 2022 was as follows:

Fund Name	Dividends Received Deduction
Etho Climate Leadership U.S. ETF	100%

Short Term Capital Gain

The percentage of taxable ordinary income distributions that are designated as short-term capital gain distributions under Internal Revenue Section 871 (k)(2)(C) for the Fund were as follows:

Fund Name	Short-Term Capital Gain
Etho Climate Leadership U.S. ETF	0%

NOTE 3 – INFORMATION ABOUT PORTFOLIO HOLDINGS

The Fund files a complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Part F of Form N-PORT. Once filed, the Fund’s Part F of Form N-PORT is available without charge, upon request on the SEC’s website (www.sec.gov), the Fund’s website (www.etfmgfunds.com) and is available by calling (877) 756-7873. The Fund’s portfolio holdings are posted on the Fund’s website at www.etfmgfunds.com daily.

31

Etho Climate Leadership U.S. ETF

SUPPLEMENTARY INFORMATION

September 30, 2022 (Unaudited) (Continued)

NOTE 4 – INFORMATION ABOUT PROXY VOTING

A description of the policies and procedures the Fund uses to determine how to vote proxies relating to portfolio securities is provided in the Statement of Additional Information (“SAI”). The SAI is available without charge upon request by calling toll-free at 1-844-ETF-MGRS (1-844-383-6477), by accessing the SEC’s website at www.sec.gov, or by accessing the Fund’s website at www.etfmgfunds.com.

Information regarding how the Fund voted proxies relating to portfolio securities during the period ending June 30 is available by calling toll-free at 1-844-ETF-MGRS (1-844-383-6477) or by accessing the SEC’s website at www.sec.gov.

Carefully consider the Fund’s investment objectives, risk factors, charges, and expenses before investing. This and additional information can be found in the Fund’s prospectus, which may be obtained by calling 1-844-ETF-MGRS (1-844-383-6477) or by visiting www.etfmgfunds.com. Read the prospectus carefully before investing.

32

Etho Climate Leadership U.S. ETF

Board of Trustees

Set forth below are the names, birth years, positions with the Trust, length of term of office, and the principal occupations and other directorships held during at least the last five years of each of the persons currently serving as a Trustee of the Trust, as well as information about each officer. The business address of each Trustee and officer is 30 Maple Street, 2nd Floor, Summit, New Jersey 07901. The SAI includes additional information about Fund directors and is available, without charge, upon request by calling 1-844-ETF-MGRS (1-844-383-6477).

Name and Year of Birth	Position(s) Held with the Trust, Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen By Trustee	Other Directorships Held by Trustee During Past 5 Years
Interested Trustee and Officers
Samuel Masucci, III (1962)	Trustee, Chairman of the Board and President (since 2012); Secretary (since 2014)	Chief Executive Officer, Exchange Traded Managers Group LLC (since 2013); Chief Executive Officer, ETF Managers Group LLC (since 2016); Chief Executive Officer, ETF Managers Capital LLC (commodity pool operator) (since 2014).	17	None
John A. Flanagan (1946)	Treasurer (since 2015)	President, John A. Flanagan CPA, LLC (accounting services) (since 2010); Treasurer, ETF Managers Trust (since 2015); Chief Financial Officer, ETF Managers Capital, LLC (commodity pool operator) (since 2015).	n/a	Independent Trustee - Absolute Shares Trust (since 2014) (6 portfolios)
Kevin Hourihan (1978)	Chief Compliance Officer (since 2022)	Senior Principal Consultant, Fund Chief Compliance Officer, ACA Global, LLC (since 2022); Chief Compliance Officer, Ashmore Funds (2017-2022); Chief Compliance Officer, Ashmore Investment Management (US) Corp (2014-2022); Chief Compliance Officer, Ashmore Equities Investment Management (2015-2019).	n/a	n/a
Matthew J. Bromberg (1973)	Assistant Secretary (since 2020)	Chief Compliance Officer of ETF Managers Group, LLC (since 2022); General Counsel and Secretary of Exchange Traded Managers Group LLC (since 2020); ETF Managers Group LLC (since 2020); ETFMG Financial LLC (since 2020); ETF Managers Capital LLC (since 2020); Partner of Dorsey & Whitney LLP (law firm) (2019-2020); General Counsel of WBI Investments, Inc. (2016-2019); Millington Securities, Inc. (2016-2019).	n/a	n/a
* Mr. Masucci is an interested Trustee by virtue of his role as the Chief Executive Officer of the Adviser.

33

Etho Climate Leadership U.S. ETF

Board of Trustees (Continued)

Name and Year of Birth	Position(s) Held with the Trust, Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen By Trustee	Other Directorships Held by Trustee During Past 5 Years
Terry Loebs (1963)	Trustee (since 2014); Lead Independent Trustee (since 2020)	Founder and Managing Member, Pulsenomics LLC (index product development and consulting firm) (since 2011); Managing Director, MacroMarkets, LLC (exchange-traded products firm) (2006-2011).	17	None
Eric Wiegel (1960)	Trustee (since 2020)	Senior Portfolio Manager, Little House Capital (2019-present); Managing Partner, Global Focus Capital LLC (2013-present); Chief Investment Officer, Insight Financial Strategist LLC (2017-2018).	17	None

34

Etho Climate Leadership U.S. ETF

ETF MANAGERS TRUST

Privacy Policy and Procedures

ETF Managers Trust, (the “Trust”) has adopted the following privacy policies in order to safeguard the personal information of the Trust’s customers and consumers in accordance with Regulation S-P as promulgated by the U.S. Securities and Exchange Commission.

Trust officers are responsible for ensuring that the following policies and procedures are implemented:

1)    The Trust is committed to protecting the confidentiality and security of the information they collect and will handle personal customer and consumer information only in accordance with Regulation S-P and any other applicable laws, rules and regulations1. The Trust will ensure: (a) the security and confidentiality of customer records and information; (b) that customer records and information are protected from any anticipated threats and hazards; and (c) that customer records and information are protected from unauthorized access or use.

2)    The Trust conducts its business affairs through its trustees, officers and third parties that provide services pursuant to agreements with the Trust. The Trust has no employees. It is anticipated that the trustees and officers of the Trust who are not employees of service providers of the Trust will not have access to customer records and information in the performance of their normal responsibilities for the Trust.

3)    The Trust may share customer information with its affiliates, subject to the customers’ right to prohibit such sharing.

4)    The Trust may share customer information with unaffiliated third parties only in accordance with the requirements of Regulation S-P. Pursuant to this policy, the Trust will not share customer information with unaffiliated third parties other than as permitted by law, unless authorized to do so by the customer.

Consistent with these policies, the Trust has adopted the following procedures:

1)    The Trust will determine that the policies and procedures of its affiliates and Service Providers are reasonably designed to safeguard customer information and only permit appropriate and authorized access to and use of customer information through the application of appropriate administrative, technical and physical protections.

2)    The Trust will direct each of its Service Providers to adhere to the privacy policy of the Trust and to its privacy policies with respect to all customer information of the Trust and to take all actions reasonably necessary so that the Trust is in compliance with the provisions of Regulation S-P, including, as applicable, the development and delivery of privacy notices and the maintenance of appropriate and adequate records.

3)    The Trust requires its Service Providers to provide periodic reports to the Trust’s Board of Trustees outlining their privacy policies and the implementation of such policies. Each Service Provider is required to promptly report to the Trust’s Board any material changes to its privacy policy before, or promptly after, the adoption of such changes.

(1) Generally, the Funds have institutional clients which are not considered “customers” for purposes of regulation S-P.

35

Advisor

ETF Managers Group, LLC

30 Maple Street, Suite 2, Summit, NJ 07901

Distributor

ETFMG Financial LLC

30 Maple Street, Suite 2, Summit, NJ 07901

Custodian

U.S. Bank National Association

Custody Operations

1555 North River Center Drive, Suite 302, Milwaukee, Wisconsin 53212

Transfer Agent

U.S. Bancorp Fund Services, LLC doing business as U.S. Bank Global Fund Services

615 East Michigan Street, Milwaukee, Wisconsin 53202

Securities Lending Agent

U.S. Bank, National Association

Securities Lending

800 Nicolet Mall

Minneapolis, MN 55402-7020

Independent Registered Public Accounting Firm

WithumSmith + Brown, PC

1411 Broadway, 9th Floor, New York, NY 10018

Legal Counsel

Sullivan & Worcester LLP

1666 K Street NW, Washington, DC 20006

Annual Report
September 30, 2022

AI Powered Equity ETF
Ticker: AIEQ

The fund is a series of ETF Managers Trust.

AI Powered Equity ETF

September 30, 2022

AI Powered Equity ETF

Dear Shareholder,

On behalf of the entire team, we want to express our appreciation for the confidence you have placed in the AI Powered Equity Exchange-Traded Fund (“AIEQ” or the “Fund”). The following information pertains to the fiscal period from October 1, 2021 to September 30, 2022.

Market Overview

Beginning in the first quarter of 2020, financial markets in the United States and around the world experienced extreme and, in many cases, unprecedented volatility and severe losses due to the global pandemic caused by COVID-19. Some sectors of the economy and individual issuers have experienced particularly large losses because of these disruptions. In response to these disruptions, the U.S. government and the Federal Reserve have taken extraordinary actions to support the domestic economy and financial markets, contributing to inflationary pressure and expectations for inflation. Further, Russia’s military invasion of Ukraine in February 2022, the resulting responses by the United States and other countries, and the potential for wider conflict have increased volatility and uncertainty in the financial markets and adversely affect regional and global economies. The full extent and duration of these conditions and the totality of repercussions are impossible to predict but could continue to result in significant market disruptions and may continue to negatively affect global supply chains, inflation and global growth. These and related events have impacted the ETFs’ performance, among other factors, and the value of an investment in the ETFs. We encourage you to talk with your financial advisor and visit etfmg.com for further insight about investing in today’s markets.

The AI Powered Equity ETF is actively managed and seeks capital appreciation. Over the fiscal-year ended September 30, 2022, the total return for the Fund was -28.45%, while the total return for its benchmark, the S&P 500 Index, was -15.47%. The best performers in the Fund on the basis of contribution to return were Livent Corp, Cheniere Energy Inc, Microsoft Corp, Wolfspeed Inc and Autodesk Inc, while the worst performers were Nvidia Corp, Novavax Inc, Moderna Inc, Antero Resources Corp and Tesla Inc.

During the reporting period, the Fund saw an average approximate allocation of 23.14% to the Energy sector, 16.59% to Consumer Discretionary, and 15.68% to Health Care. The portfolio holdings of the Fund are solely exposed to the United States.

AIEQ invests primarily in equity securities listed on a U.S. exchange based on the results of a proprietary, quantitative model developed by EquBot LLC that runs on the Watson™ platform. Each day, the EquBot Model ranks each company based on the probability of the company benefiting from current economic conditions, trends, and world events and identifies approximately 30 to 150 companies with the greatest potential over the next twelve months for appreciation and weights those companies to seek a level of volatility comparable to that of the broader U.S. equity market. EquBot, the Fund’s sub-adviser, is a technology-based company focused on applying artificial intelligence (“AI”) based solutions to investment analyses.

You can find further details about AIEQ by visiting www.etfmg.com, or by calling 1-844-ETF-MGRS (1-844-383-6477).

Sincerely,

Samuel Masucci III

Chairman of the Board

2

AI Powered Equity ETF

Growth of $10,000 (Unaudited)

Average Annual Returns Year Ended September 30, 2022	1 Year Return	3 Year Return	Since Inception (10/17/17)	Value of $10,000 (9/30/2022)
AI Powered Equity ETF (NAV)	-28.45%	4.18%	5.59%	$13,091
AI Powered Equity ETF (Market)	-28.50%	4.29%	5.50%	$13,038
S&P 500 Index	-15.47%	8.16%	8.96%	$15,300

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. All performance is historical and includes reinvestment of dividends and capital gains. Performance data current to the most recent month end may be obtained by calling 1-844-ETF-MGRS (1-844-383-6477).

The chart illustrates the performance of a hypothetical $10,000 investment made on October 17, 2017, and is not intended to imply any future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions from the sales of Fund shares. The chart assumes reinvestment of capital gains and dividends. The chart assumes reinvestment of capital gains and dividends, if any. The index returns do not reflect fees or expenses and are not available for direct investment.

3

AI Powered Equity ETF

Top Ten Holdings as of September 30, 2022 (Unaudited)*

Security		% of Total Investments
1	Five Below, Inc.	5.61%
2	Antero Resources Corp.	3.93%
3	Sunnova Energy International, Inc.	3.04%
4	Moderna, Inc.	2.99%
5	Mosaic Co.	1.94%
6	American Express Co.	1.90%
7	Lantheus Holdings, Inc.	1.74%
8	NXP Semiconductors NV	1.54%
9	Novavax, Inc.	1.52%
10	Bumble, Inc.	1.47%

	Top Ten Holdings = 25.68% of Total Investments
	* Current Fund holdings may not be indicative of future Fund holdings.
4

AI Powered Equity ETF

Important Disclosures and Key Risks Factors

Past performance is not indicative of future return. A fund’s performance for very short time periods may not be indicative of future performance.

AIEQ

The AI Powered Equity ETF (the “Fund”) seeks long-term capital appreciation within risk constraints commensurate with broad market U.S. equity indices.

Investing involves risk, including the possible loss of principal. Shares of any ETF are bought and sold at market price (not NAV), may trade at a discount premium to NAV and are not individually redeemed from the Fund. Brokerage commissions will reduce returns. Narrowly focused investments typically exhibit higher volatility. The equity securities held in the Fund’s portfolio may experience sudden, unpredictable drops in value or long periods of decline in value. This may occur because of factors that affect securities markets generally or factors affecting specific issuers, industries, or sectors in which the Fund invests such as political, market and economic developments, as well as events that impact specific issuers.

The Fund is actively-managed and may not meet its investment objective based on the success or failure of a proprietary, quantitative model (the “Equbot Model”) that runs on the IBM WatsonTM platform to identify investment opportunities. Fund holdings are subject to change. For full holdings information, please visit www.etfmg.com.

The portfolio managers may actively and frequently trade securities or other instruments in the Fund’s portfolio to carry out its investment strategies. A high portfolio turnover rate increases transaction costs, which may increase the Fund’s expenses.

Some of the models used by the Adviser for the Fund are predictive in nature. The use of predictive models has inherent risks. When Models and Data prove to be incorrect or incomplete, any decisions made in reliance thereon expose the Fund to potential risks. For example, by relying on Models and Data, the Adviser may be induced to buy certain investments at prices that are too high, to sell certain other investments at prices that are too low, or to miss favorable opportunities altogether. Similarly, any hedging based on faulty Models and Data may prove to be unsuccessful.

Natural or environmental disasters, such as earthquakes, fires, floods, hurricanes, tsunamis and other severe weather - related phenomena generally, and widespread disease, including pandemics and epidemics, have been and may be highly disruptive to economies and markets, adversely impacting individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of the Fund’s investments. Given the increasing interdependence among global economies and markets, conditions in one country, market, or region are increasingly likely to adversely affect markets, issuers, and/or foreign exchange rates in other countries, including the U.S. Any such events could have a significant adverse impact on the value of the Fund’s investments.

ETF Managers Group LLC is the investment adviser to the fund. EquBot LLC serves as the sub-advisor to the Fund.

The Fund is distributed by ETFMG Financial LLC. ETF Managers Group LLC and ETFMG Financial LLC are wholly owned subsidiaries of Exchange Traded Managers Group LLC (collectively, “ETFMG”). ETFMG is not affiliated with EquBot LLC.

5

AI Powered Equity ETF

PORTFOLIO ALLOCATIONS

As of September 30, 2022 (Unaudited)

AI Powered Equity ETF
As a percent of Net Assets:
Bermuda	0.7%
Canada	3.2
Cayman Islands	1.1
Ireland	0.5
Marshall Islands	0.1
Netherlands	2.2
United States	89.8
Short-Term and other Net Assets (Liabilities)	2.4
100.0%
6

AI Powered Equity ETF

Schedule of Investments

September 30, 2022

	Shares	Value

COMMON STOCKS - 97.6%
Bermuda - 0.7%
Capital Markets - 0.1%
Lazard, Ltd. - Class A	3,616	$115,097
Hotels, Restaurants & Leisure - 0.6%
Norwegian Cruise Line Holdings, Ltd. (a)(b)	48,210	547,666
Total Bermuda		662,763

Canada - 3.2%
Metals & Mining - 0.9%
B2Gold Corp.	279,826	901,041
Pharmaceuticals - 1.2%
Aurora Cannabis, Inc. (a)(b)	179,161	218,576
Bausch Health Cos., Inc. (a)(b)	147,789	1,018,267
Total Pharmaceuticals		1,236,843
Professional Services - 0.1%
Stantec, Inc.	2,880	126,230
Software - 1.0%
BlackBerry, Ltd. (a)	205,664	966,621
Total Canada		3,230,735

Cayman Islands - 1.1%
Semiconductors & Semiconductor Equipment - 1.1%
Ambarella, Inc. - ADR (a)	19,038	1,069,555

Ireland - 0.5%
Pharmaceuticals - 0.5%
Perrigo Co. PLC	13,088	466,718

Marshall Islands - 0.1%
Marine - 0.1%
Eagle Bulk Shipping, Inc. (b)	3,163	136,578

Netherlands - 2.2%
Biotechnology - 0.3%
uniQure NV (a)	14,120	264,891
Semiconductors & Semiconductor Equipment - 1.9%
NXP Semiconductors NV	13,018	1,920,284
Total Netherlands		2,185,175

United States - 89.8%
Aerospace & Defense - 2.3%
Lockheed Martin Corp.	3,338	1,289,436
Spirit AeroSystems Holdings, Inc. - Class A	43,965	963,713
Total Aerospace & Defense		2,253,149

The accompanying notes are an integral part of these financial statements.

7

AI Powered Equity ETF

Schedule of Investments

September 30, 2022 (Continued)

	Shares	Value
Airlines - 1.7%
Alaska Air Group, Inc. (a)	14,337	$561,294
Delta Air Lines, Inc. (a)	4,134	116,000
Spirit Airlines, Inc. (a)	21,393	402,616
United Airlines Holdings, Inc. (a)	19,636	638,759
Total Airlines		1,718,669
Auto Components - 0.2%
Goodyear Tire & Rubber Co. (a)	21,961	221,586
Automobiles - 1.4%
Canoo, Inc. (a)(b)	175,895	329,803
Ford Motor Co.	28,227	316,142
Harley-Davidson, Inc.	21,020	733,178
Total Automobiles		1,379,123
Banks - 0.6%
Ameris Bancorp	7,659	342,433
Wells Fargo & Co.	7,457	299,921
Total Banks		642,354
Biotechnology - 9.2%
Cerevel Therapeutics Holdings, Inc. (a)	11,922	336,916
Halozyme Therapeutics, Inc. (a)(b)	42,106	1,664,871
Moderna, Inc. (a)	31,597	3,736,346
Novavax, Inc. (a)(b)	104,168	1,895,858
Vertex Pharmaceuticals, Inc. (a)	2,945	852,695
Vir Biotechnology, Inc. (a)(b)	34,935	673,547
Total Biotechnology		9,160,233
Building Products - 2.4%
AZEK Co., Inc. (a)	35,563	591,057
Builders FirstSource, Inc. (a)	29,938	1,763,947
Total Building Products		2,355,004
Capital Markets - 1.8%
Blackstone, Inc. (b)	11,949	1,000,131
The Goldman Sachs Group, Inc.	2,675	783,909
Total Capital Markets		1,784,040
Chemicals - 2.9%
Celanese Corp.	4,871	440,046
Mosaic Co.	50,108	2,421,719
Total Chemicals		2,861,765
Communications Equipment - 0.5%
Cisco Systems, Inc.	12,261	490,440
Construction & Engineering - 0.6%
Fluor Corp. (a)(b)	21,943	546,161
Consumer Finance - 2.4%
American Express Co.	17,631	2,378,598
Containers & Packaging - 0.4%
O-I Glass, Inc. (a)(b)	29,741	385,146
Diversified Consumer Services - 1.0%
2U, Inc. (a)	46,433	290,206
H&R Block, Inc. (b)	16,808	715,013
Total Diversified Consumer Services		1,005,219

The accompanying notes are an integral part of these financial statements.

8

AI Powered Equity ETF

Schedule of Investments

September 30, 2022 (Continued)

	Shares	Value
Diversified Financial Services - 0.1%
A-Mark Precious Metals, Inc.	4,178	$118,613
Electrical Equipment - 2.5%
Array Technologies, Inc. (a)(b)	70,930	1,176,020
Bloom Energy Corp. - Class A (a)(b)	55,887	1,117,181
Sunrun, Inc. (a)	7,951	219,368
Total Electrical Equipment		2,512,569
Entertainment - 1.4%
AMC Entertainment Holdings, Inc. (a)	204,343	1,424,271
Food & Staples Retailing - 0.7%
US Foods Holding Corp. (a)	24,682	652,592
Food Products - 0.8%
Lamb Weston Holdings, Inc.	4,917	380,477
The Simply Good Foods Co. (a)	14,228	455,154
Total Food Products		835,631
Health Care Equipment & Supplies - 3.9%
DexCom, Inc. (a)	1,583	127,495
IDEXX Laboratories, Inc. (a)	1,820	592,956
iRhythm Technologies, Inc. (a)	7,920	992,218
Lantheus Holdings, Inc. (a)	30,918	2,174,462
Total Health Care Equipment & Supplies		3,887,131
Health Care Providers & Services - 0.7%
Clover Health Investments Corp. (a)	208,528	354,497
Tenet Healthcare Corp. (a)	6,594	340,119
Total Health Care Providers & Services		694,616
Health Care Technology - 0.8%
Schrodinger, Inc. (a)	30,530	762,639
Hotels, Restaurants & Leisure - 1.7%
Bally’s Corp. (a)(b)	16,361	323,293
SeaWorld Entertainment, Inc. (a)	17,176	781,680
Travel + Leisure Co.	17,379	592,971
Total Hotels, Restaurants & Leisure		1,697,944
Independent Power and Renewable Electricity Producers - 3.8%
Sunnova Energy International, Inc. (a)(b)	172,264	3,803,589
Insurance - 0.9%
American International Group, Inc.	9,650	458,182
Reinsurance Group of America, Inc.	3,239	407,499
Total Insurance		865,681
Interactive Media & Services - 2.4%
Bumble, Inc. - Class A (a)(b)	85,654	1,840,704
fuboTV, Inc. (a)(b)	132,715	471,138
Total Interactive Media & Services		2,311,842
Internet & Direct Marketing Retail - 0.2%
Overstock.com, Inc. (a)(b)	6,533	159,079

The accompanying notes are an integral part of these financial statements.

9

AI Powered Equity ETF

Schedule of Investments

September 30, 2022 (Continued)

	Shares	Value
IT Services - 2.1%
BigCommerce Holdings, Inc. (a)	16,302	$241,270
Cognizant Technology Solutions Corp. - Class A	11,669	670,268
FleetCor Technologies, Inc. (a)	3,172	558,811
Visa, Inc. - Class A (b)	1,134	201,455
WEX, Inc. (a)	3,496	443,782
Total IT Services		2,115,586
Life Sciences Tools & Services - 0.5%
Maravai LifeSciences Holdings, Inc. (a)	19,393	495,103
Machinery - 0.4%
Deere & Co. (b)	1,101	367,613
Marine - 0.3%
Matson, Inc.	4,384	269,704
Metals & Mining - 1.0%
Coeur Mining, Inc. (a)	106,389	363,850
Steel Dynamics, Inc. (b)	2,031	144,099
Warrior Met Coal, Inc.	17,025	484,191
Total Metals & Mining		992,140
Multiline Retail - 0.7%
Nordstrom, Inc. (b)	41,048	686,733
Oil, Gas & Consumable Fuels - 16.7%
Antero Resources Corp. (a)	160,830	4,910,140
APA Corp.	6,210	212,320
Brigham Minerals, Inc.	6,586	162,477
CONSOL Energy, Inc.	1,859	119,571
Continental Resources, Inc.	3,829	255,815
Coterra Energy, Inc.	21,494	561,423
Devon Energy Corp. (b)	5,542	333,240
Earthstone Energy, Inc. - Class A (a)(b)	28,290	348,533
EOG Resources, Inc.	1,397	156,087
Gevo, Inc. (a)(b)	198,998	453,715
HF Sinclair Corp.	23,794	1,281,069
Marathon Oil Corp.	22,948	518,166
Matador Resources Co. (b)	21,984	1,075,457
Northern Oil and Gas, Inc. (b)	31,280	857,385
Occidental Petroleum Corp. (b)	5,964	366,488
Range Resources Corp. (b)	64,029	1,617,373
Ranger Oil Corp.	12,067	379,507
Southwestern Energy Co. (a)	257,523	1,576,041
Valero Energy Corp.	12,826	1,370,458
Total Oil, Gas & Consumable Fuels		16,555,265
Personal Products - 0.5%
Coty, Inc. - Class A (a)(b)	75,855	479,404
Pharmaceuticals - 1.2%
Cassava Sciences, Inc. (a)(b)	13,571	567,539
Organon & Co. (b)	5,460	127,764
Zoetis, Inc.	3,092	458,513
Total Pharmaceuticals		1,153,816

The accompanying notes are an integral part of these financial statements.

10

AI Powered Equity ETF

Schedule of Investments

September 30, 2022 (Continued)

	Shares	Value
Professional Services - 0.3%
Upwork, Inc. (a)	17,692	$240,965
Real Estate Investment Trusts (REITs) - 1.4%
Equinix, Inc.	668	379,985
PotlatchDeltic Corp.	8,598	352,862
Ryman Hospitality Properties, Inc. (b)	8,864	652,302
Total Real Estate Investment Trusts (REITs)		1,385,149
Road & Rail - 1.5%
Lyft, Inc. - Class A (a)(b)	110,687	1,457,748
Semiconductors & Semiconductor Equipment - 1.8%
First Solar, Inc. (a)(b)	2,828	374,060
KLA Corp.	604	182,789
Microchip Technology, Inc.	15,993	976,053
QUALCOMM, Inc.	2,511	283,693
Total Semiconductors & Semiconductor Equipment		1,816,595
Software - 2.9%
Bentley Systems, Inc. - Class B	18,107	553,893
Crowdstrike Holdings, Inc. - Class A (a)	3,032	499,704
Fortinet, Inc. (a)	2,172	106,710
Palantir Technologies, Inc. - Class A (a)(b)	131,216	1,066,786
Tenable Holdings, Inc. (a)	18,757	652,744
Total Software		2,879,837
Specialty Retail - 8.5%
AutoNation, Inc. (a)(b)	6,571	669,388
CarMax, Inc. (a)(b)	4,151	274,049
Five Below, Inc. (a)(b)	50,923	7,010,569
Group 1 Automotive, Inc. (b)	965	137,870
The Home Depot, Inc.	1,481	408,667
Total Specialty Retail		8,500,543
Technology Hardware, Storage & Peripherals - 0.9%
Apple, Inc.	6,287	868,863
Textiles, Apparel & Luxury Goods - 0.9%
Tapestry, Inc.	22,134	629,269
Under Armour, Inc. - Class C (a)	41,461	247,108
Total Textiles, Apparel & Luxury Goods		876,377
Thrifts & Mortgage Finance - 0.4%
PennyMac Financial Services, Inc.	8,475	363,578
Trading Companies & Distributors - 0.5%
United Rentals, Inc. (a)	1,869	504,854
Total United States		88,917,557
TOTAL COMMON STOCKS (Cost $108,956,095)		96,669,081

The accompanying notes are an integral part of these financial statements.

11

AI Powered Equity ETF

Schedule of Investments

September 30, 2022 (Continued)

	Shares	Value
INVESTMENTS PURCHASED WITH PROCEEDS FROM SECURITIES LENDING COLLATERAL - 27.8%
Mount Vernon Liquid Assets Portfolio, LLC, 3.18% (c)	27,544,826	$27,544,826
TOTAL INVESTMENTS PURCHASED WITH PROCEEDS FROM SECURITIES LENDING COLLATERAL (Cost $27,544,826)		27,544,826

SHORT-TERM INVESTMENTS - 0.8%
Money Market Funds - 0.8%
First American Government Obligations Fund - Class X, 2.77% (c)	786,697	786,697
TOTAL SHORT TERM INVESTMENTS (Cost $786,697)		786,697

Total Investments (Cost $137,287,618) - 126.2%		125,000,604
Liabilities in Excess of Other Assets - (26.2)%		(25,940,314)
TOTAL NET ASSETS - 100.0%		$99,060,290

Percentages are stated as a percent of net assets.

PLC	Public Limited Company
(a)	Non-income producing security.
(b)	All or portion of this security was out on loan at September 30, 2022.
(c)	The rate shown is the annualized seven-day yield at period end.

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor’s Financial Services LLC (“S&P”). GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC, doing business as U.S. Bank Global Fund Services (“Fund Services”).

The accompanying notes are an integral part of these financial statements.

12

AI Powered Equity ETF

STATEMENT OF ASSETS AND LIABILITIES

As of September 30, 2022

AI Powered Equity ETF
ASSETS
Investments in securities, at value*	$125,000,604
Receivables:
Dividends and interest receivable	55,020
Securities lending income receivable	8,248
Receivable for investments sold	12,405,085
Total Assets	137,468,957

LIABILITIES
Collateral received for securities loaned (Note 7)	27,544,826
Payables:
Payable for investments purchased	10,796,250
Unitary fees payable	67,591
Total Liabilities	38,408,667
Net Assets	$99,060,290

NET ASSETS CONSIST OF:
Paid-in Capital	$157,414,561
Total distributable earnings (accumulated losses)	(58,354,271)
Net Assets	$99,060,290

*Identified Cost:
Investments in securities	$137,287,618

Shares Outstanding^	3,425,000
Net Asset Value, Offering and Redemption Price per Share	$28.92

^	No par value, unlimited number of shares authorized

The accompanying notes are an integral part of these financial statements.

13

AI Powered Equity ETF

STATEMENT OF OPERATIONS

For the Year Ended September 30, 2022

AI Powered Equity ETF
INVESTMENT INCOME
Income:
Dividends from investments (net of foreign withholdings tax of $4,793)	$1,244,401
Interest	15,560
Securities lending income	128,381
Total Investment Income	1,388,342

Expenses:
Unitary fees	1,050,557
Total Expenses	1,050,557
Net Investment Income	337,785

REALIZED & UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net Realized Gain (Loss) on:
Investments	(45,737,170)
In-Kind Redemptions	17,759,210
Net Realized Loss on Investments and In-Kind Redemptions	(27,977,960)
Net Change in Unrealized Appreciation/Depreciation of:
Investments	(14,563,258)
Net Change in Unrealized Appreciation/Depreciation of Investments	(14,563,258)
Net Realized and Unrealized Loss on Investments	(42,541,218)
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(42,203,433)

The accompanying notes are an integral part of these financial statements.

14

AI Powered Equity ETF

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended September 30, 2022	Year Ended September 30, 2021

OPERATIONS
Net investment income (loss)	$337,785	$(149,583)
Net realized gain (loss) on investments and in-kind redemptions	(27,977,960)	47,269,564
Net change in unrealized appreciation/depreciation of investments	(14,563,258)	(13,078,850)
Net increase (decrease) in net assets resulting from operations	(42,203,433)	34,041,131

DISTRIBUTIONS TO SHAREHOLDERS
Total distributions from distributable earnings	(2,903,688)	(145,000)

CAPITAL SHARE TRANSACTIONS
Net increase (decrease) in net assets derived from net change in outstanding shares	(23,394,942)	40,773,047
Net increase (decrease) in net assets	(68,502,063)	74,629,178

NET ASSETS
Beginning of Year	167,562,353	92,933,175
End of Year	$99,060,290	$167,562,353

Summary of share transactions is as follows:

	Year Ended September 30, 2022		Year Ended September 30, 2021
	Shares	Amount	Shares	Amount
Shares Sold	4,550,000	$187,547,448	7,000,000	$282,430,807
Shares Redeemed	(5,200,000)	(210,942,390)	(5,950,000)	(241,697,760)
Net Transactions in Fund Shares	(650,000)	$(23,394,942)	1,050,000	$40,733,047

Beginning Shares	4,075,000		3,025,000
Ending Shares	3,425,000		4,075,000

The accompanying notes are an integral part of these financial statements.

15

AI Powered Equity ETF

FINANCIAL HIGHLIGHTS

For a capital share outstanding throughout the year/period

	Year Ended September 30, 2022	Year Ended September 30, 2021	Year Ended September 30, 2020	Year Ended September 30, 2019	Period Ended September 30, 2018[1]

Net Asset Value, Beginning of Year/Period	$41.12	$30.72	$26.19	$29.50	$25.00
Income from Investment Operations:
Net investment income (loss) [2]	0.09	(0.03)	0.14	0.16	0.14
Net realized and unrealized gain (loss) on Investments	(11.57)	10.47	4.52	(1.41)	4.49
Total from investment operations	(11.48)	10.44	4.66	(1.25)	4.63
Less Distributions:
Distributions from net investment income	—	(0.04)	(0.13)	(0.17)	(0.12)
Net realized gains	(0.72)	—	—	(1.89)	(0.01)
Total distributions	(0.72)	(0.04)	(0.13)	(2.06)	(0.13)
Net asset value, end of year/period	$28.92	$41.12	$30.72	$26.19	$29.50
Total Return	(28.45)%	34.00%	17.94%	(2.32)%	18.53%[3]

Ratios/Supplemental Data:
Net Assets at end of year/period (000’s)	$99,060	$167,562	$92,933	$114,573	$206,472

Expenses to Average Net Assets	0.75%	0.75%	0.75%	0.75%	0.75%[4]
Net Investment Income (Loss) to Average Net Assets	0.24%	(0.09)%	0.49%	0.64%	0.52%[4]
Portfolio Turnover Rate	1708%	540%	239%	129%	260%[3]

[1]	Commencement of operations on October 17, 2017.
[2]	Calculated based on average shares outstanding during the year/period.
[3]	Not annualized.
[4]	Annualized.

The accompanying notes are an integral part of these financial statements.

16

AI Powered Equity ETF

NOTES TO FINANCIAL STATEMENTS

September 30, 2022

NOTE 1 - ORGANIZATION

The AI Powered Equity ETF (the “Fund”) is a series of ETF Managers Trust (the “Trust”), an open-end management investment company consisting of multiple investment series, organized as a Delaware statutory trust on July 1, 2009. The Trust is registered with the SEC under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company and the offering of the Fund’s shares (“Shares”) is registered under the Securities Act of 1933, as amended (the “Securities Act”). The investment objective of the Fund is capital appreciation. The Fund commenced operations on October 17, 2017.

The Fund currently offers one class of shares, which has no front end sales load, no deferred sales charges, and no redemption fees. The Fund may issue an unlimited number of shares of beneficial interest, with no par value. All shares of the Fund have equal rights and privileges.

Shares of the Fund are listed and traded on the NYSE Arca, Inc. Market prices for the Shares may be different from their net asset value (“NAV”). The Fund issues and redeems Shares on a continuous basis at NAV only in blocks of 25,000 shares, called “Creation Units.” Creation Units are issued and redeemed principally in-kind for securities included in a specified Index. Once created, Shares generally trade in the secondary market at market prices that change throughout the day in quantities less than a Creation Unit. Except when aggregated in Creation Units, Shares are not redeemable securities of the Fund. Shares of the Fund may only be purchased or redeemed by certain financial institutions (“Authorized Participant”). An Authorized Participant is either (i) a broker-dealer or other participant in the clearing process through the Continuous Net Settlement System of the National Securities Clearing Corporation or (ii) a DTC participant and, in each case, must have executed a Participant Agreement with the Distributor. Most retail investors do not qualify as Authorized Participants nor have the resources to buy and sell whole Creation Units. Therefore, they are unable to purchase or redeem the Shares directly from the Fund. Rather, most retail investors may purchase Shares in the secondary market with the assistance of a broker and are subject to customary brokerage commissions or fees.

Authorized Participants transacting in Creation Units for cash may pay an additional variable charge to compensate the relevant Fund for certain transaction costs (i.e., brokerage costs) and market impact expenses relating to investing in portfolio securities. Such variable charges, if any, are included in “Transaction Fees” in the Statements of Changes in Net Assets.

NOTE 2 - SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund. These policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”).

The Fund follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standard Codification Topic 946 Financial Services — Investment Companies.

The Fund may invest in certain other investment companies (underlying funds). For more information about the underlying Fund’s operations and policies, please refer to those fund’s semiannual and annual reports, which are filed with the SEC.

A.	Security Valuation. Securities listed on a securities exchange, market or automated quotation system for which quotations are readily available (except for securities traded on NASDAQ), including securities traded over the counter, are valued at the last quoted sale price on the primary exchange or market (foreign or domestic) on which they are traded on the valuation date (or at approximately 4:00 pm Eastern Time if a security’s primary exchange is normally open at that time), or, if there is no such reported sale on the valuation date, at the most recent quoted bid price. For securities traded on NASDAQ, the NASDAQ Official Closing Price will be used.

17

AI Powered Equity ETF

NOTES TO FINANCIAL STATEMENTS

September 30, 2022 (Continued)

Securities for which quotations are not readily available are valued at their respective fair values as determined in good faith by ETF Managers Group, LLC (the “Adviser”), using procedures adopted by the Board of Trustees (the “Board”). When a security is “fair valued,” consideration is given to the facts and circumstances relevant to the particular situation, including a review of various factors set forth in the pricing procedures adopted by the Fund’s Board. The use of fair value pricing by a fund may cause the net asset value of its shares to differ significantly from the net asset value that would be calculated without regard to such considerations. As of September 30, 2022, the Fund did not hold any securities fair valued by the Adviser.

As described above, the Fund utilizes various methods to measure the fair value of its investments on a recurring basis. U.S. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of inputs are:

Level 1	Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2	Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3	Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available; representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

18

AI Powered Equity ETF

NOTES TO FINANCIAL STATEMENTS

September 30, 2022 (Continued)

The following table presents a summary of the Fund’s investments in securities, at fair value, as of September 30, 2022:

AI Powered Equity ETF

Assets^	Level 1	Level 2	Level 3	Total
Common Stocks	$96,669,081	$—	$—	$96,669,081
Short-Term Investments	786,697	—	—	786,697
Investments Purchased with Securities Lending Collateral*	—	—	—	27,544,826
Total Investments in Securities	$97,455,778	$—	$—	$125,000,604

^ For further information regarding security characteristics, see the Schedule of Investments.

* Certain investments that are measured at fair value using the net asset value per share (or its equivalent) practical expedient have not been categorized in the fair value hierarchy. The fair value amounts presented in the table are intended to permit reconciliation of the fair value hierarchy to the amounts presented in the Schedule of Investments.

B.	Federal Income Taxes. The Fund has elected to be taxed as a “regulated investment company” and intends to distribute substantially all taxable income to its shareholders and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. Therefore, no provisions for federal income taxes or excise taxes have been made.

To avoid imposition of the excise tax applicable to regulated investment companies, the Fund intends to declare each year as dividends, in each calendar year, at least 98.0% of its net investment income (earned during the calendar year) and 98.2% of its net realized capital gains (earned during the twelve months ended October 31) plus undistributed amounts, if any, from prior years.

Net capital losses incurred after October 31, within the taxable year are deemed to arise on the first business day of the Fund’s next taxable year.

The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. The Fund has analyzed its tax position and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions expected to be taken in the Fund’s 2022 tax returns. The Fund identifies its major tax jurisdictions as U.S. Federal, the State of New Jersey, and the State of Delaware; however, the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

As of September 30, 2022, management has reviewed the tax positions for open periods (for Federal purposes, three years from the date of filing and for state purposes, generally a range of three to four years from the date of filing), as applicable to the Fund, and has determined that no provision for income tax is required in the Fund’s financial statements.

C.	Security Transactions and Investment Income. Investment securities transactions are accounted for on the trade date. Gains and losses realized on sales of securities are determined on a specific identification basis. Discounts/premiums on debt securities purchased are accreted/amortized over the life of the respective securities using the effective interest method. Dividend income is recorded on the ex-dividend date. Interest income is recorded on an accrual basis. Income, including gains, from investments in foreign securities received by the Fund may be subject to income, withholding or other taxes imposed by foreign countries.

19

AI Powered Equity ETF

NOTES TO FINANCIAL STATEMENTS

September 30, 2022 (Continued)

D.	Foreign Currency Translations and Transactions. The Fund may engage in foreign currency transactions. Foreign currency transactions are translated into U.S. dollars on the following basis: (i) market value of investment securities, assets and liabilities at the daily rates of exchange, and (ii) purchases and sales of investment securities, dividend and interest income and certain expenses at the rates of exchange prevailing on the respective dates of such transactions. For financial reporting purposes, the Fund does not isolate changes in the exchange rate of investment securities from the fluctuations arising from changes in the market prices of securities for unrealized gains and losses. However, for federal income tax purposes, the Fund does isolate and treat as ordinary income the effect of changes in foreign exchange rates on realized gains or losses from the sale of investment securities and payables and receivables arising from trade-date and settlement-date differences.

E.	Distributions to Shareholders. Distributions to shareholders from net investment income are declared and paid for the Fund on a quarterly basis. Net realized gains on securities for the Fund normally are declared and paid on an annual basis. Distributions are recorded on the ex-dividend date.

F.	Use of Estimates. The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements, as well as the reported amounts of revenues and expenses during the period. Actual results could differ from those estimates.

G.	Share Valuation. The NAV per share of the Fund is calculated by dividing the sum of the value of the securities held by the Fund, plus cash and other assets, minus all liabilities (including estimated accrued expenses) by the total number of shares outstanding for the Fund, rounded to the nearest cent. The Fund’s shares will not be priced on the days on which the NYSE is closed for trading. The offering and redemption price per share for the Fund is equal to the Fund’s NAV per share.

H.	Guarantees and Indemnifications. In the normal course of business, the Fund enters into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

NOTE 3 - RISK FACTORS

Investing in the AI Powered Equity ETF may involve certain risks, as discussed in the Fund’s prospectus, including, but not limited to, those described below. Any of these risks could cause an investor to lose money.

Equity Market Risk. The equity securities held in the Fund’s portfolio may experience sudden, unpredictable drops in value or long periods of decline in value. This may occur because of factors that affect securities markets generally or factors affecting specific issuers, industries, or sectors in which the Fund invests such as political, market and economic developments, as well as events that impact specific issuers.

20

AI Powered Equity ETF

NOTES TO FINANCIAL STATEMENTS

September 30, 2022 (Continued)

Management Risk. The Fund is subject to management risk as an actively-managed investment portfolio. The Adviser’s investment approach may fail to produce the intended results. If the Adviser’s implementation of the EquBot Model is inaccurate or incomplete, the Fund may not perform as expected and your investment could lose value over short or long-term periods. Additionally, the Adviser has not previously managed a Fund whose strategy relies on the use of AI, which may create additional risks for the Fund.

Market Trading Risk. An investment in the Fund faces numerous market trading risks, including the potential lack of an active market for Fund shares, losses from trading in secondary markets, periods of high volatility and disruption in the creation/redemption process of the Fund. Any of these factors, among others, may lead to the Fund’s shares trading at a premium or discount to NAV.

Models and Data Risk. The Fund relies heavily on proprietary quantitative models as well as information and data supplied by third parties (“Models and Data”). When Models and Data prove to be incorrect or incomplete, any decisions made in reliance thereon expose the Fund to potential risks.

Portfolio Turnover Risk. The portfolio managers may actively and frequently trade securities or other instruments in the Fund’s portfolio to carry out its investment strategies. A high portfolio turnover rate increases transaction costs, which may increase the Fund’s expenses.

Real Estate Investment Trust (“REIT”) Investment Risk. Investments in REITs involve unique risks. REITs may have limited financial resources, may trade less frequently and in limited volume, and may be more volatile than other securities. REITs may be affected by changes in the value of their underlying properties or mortgages or by defaults by their borrowers or tenants. Furthermore, these entities depend upon specialized management skills, have limited diversification and are, therefore, subject to risks inherent in financing a limited number of projects. In addition, the performance of a REIT may be affected by changes in the tax laws or by its failure to qualify for tax-free pass-through of income.

Sector Risk. To the extent the Fund invests more heavily in particular sectors of the economy, its performance will be especially sensitive to developments that significantly affect those sectors.

Smaller Companies Risk. Smaller companies in which the Fund may invest may be more vulnerable to adverse business or economic events than larger, more established companies, and may underperform other segments of the market or the equity market as a whole. The securities of smaller companies also tend to be bought and sold less frequently and at significantly lower trading volumes than the securities of larger companies. As a result, it may be more difficult for the Fund to buy or sell a significant amount of the securities of a smaller company without an adverse impact on the price of the company’s securities, or the Fund may have to sell such securities in smaller quantities over a longer period of time, which may increase the Fund’s tracking error.

Natural Disaster/Epidemic Risk. Natural or environmental disasters, such as earthquakes, fires, floods, hurricanes, tsunamis and other severe weather related phenomena generally, and widespread disease, including pandemics and epidemics (for example, the novel coronavirus COVID-19), have been and can be highly disruptive to economies and markets and have recently led, and may continue to lead, to increased market volatility and significant market losses. Such natural disaster and health crises could exacerbate political, social, and economic risks previously mentioned, and result in significant breakdowns, delays, shutdowns, social isolation, and other disruptions to important global, local and regional supply chains affected, with potential corresponding results on the operating performance of the Fund and its investments. A climate of uncertainty and panic, including the contagion of infectious viruses or diseases, may adversely affect global, regional, and local economies and reduce the availability of potential investment opportunities, and increases the difficulty of performing due diligence and modeling market conditions, potentially reducing the accuracy of financial projections. Under these circumstances, the Fund may have difficulty achieving its investment objective which may adversely impact performance. Further, such events can be highly disruptive to economies and markets, significantly disrupt the operations of individual companies (including, but not limited to, the Fund’s third party service providers), sectors, industries, markets, securities and commodity exchanges, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of the Fund’s investments. These factors can cause substantial market volatility, exchange trading suspensions and closures and can impact the ability of the Fund to complete redemptions and otherwise affect Fund performance and Fund trading in the secondary market. A widespread crisis may also affect the global economy in ways that cannot necessarily be foreseen at the current time. How long such events will last and whether they will continue or recur cannot be predicted. Impacts from these events could have significant impact on the Fund’s performance, resulting in losses to the Fund.

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AI Powered Equity ETF

NOTES TO FINANCIAL STATEMENTS

September 30, 2022 (Continued)

On February 24, 2022, Russia commenced a military attack on Ukraine. The outbreak of hostilities between the two countries could result in more widespread conflict and could have a severe adverse effect on the region and the markets. In addition, sanctions imposed on Russia by the United States and other countries, and any sanctions imposed in the future could have a significant adverse impact on the Russian economy and related markets. The price and liquidity of investments may fluctuate widely as a result of the conflict and related events. How long such conflict and related events will last and whether it will escalate further cannot be predicted, nor its effect on the Fund.

A complete description of the principal risks is included in the Fund’s prospectus under the heading “Principal Investment Risks.”

NOTE 4 - MANAGEMENT AND OTHER CONTRACTS

The Adviser serves as the investment Adviser to the Fund. Pursuant to an Investment Advisory Agreement (“Advisory Agreement”) between the Trust, on behalf of the Fund, and the Adviser, the Adviser provides investment advice to the Fund and oversees the day-to-day operations of the Fund, subject to the direction and control of the Board and the officers of the Trust.

Under the Investment Advisory Agreement with the Fund, the Adviser has overall responsibility for the general management and administration of the Fund and arranges for sub-Advisory, transfer agency, custody, fund administration, securities lending, and all other non-distribution related services necessary for the Fund to operate. The Adviser bears the costs of all Advisory and non-Advisory services required to operate the Fund, in exchange for a single unitary fee. For services provided the Fund pays the Adviser at an annual rate of 0.75% of the Fund’s average daily net assets. The Adviser has an agreement with, and is dependent on, a third party to pay the Fund’s expenses in excess of 0.75% of the Fund’s average daily net assets. Additionally, under the Investment Advisory Agreement, the Adviser has agreed to pay all expenses of the Fund, except for: the fee paid to the Adviser pursuant to the Investment Advisory Agreement, interest charges on any borrowings, taxes, brokerage commissions and other expenses incurred in placing orders for the purchase and sale of securities and other investment instruments, acquired fund fees and expenses, accrued deferred tax liability, extraordinary expenses, and distribution (12b-1) fees and expenses (collectively, “Excluded Expenses”). The Adviser has entered into an Agreement with its affiliate, ETFMG Financial, LLC, to serve as distributor the Fund (the “Distributor”). The Distributor provides marketing support for the Fund, including distributing marketing materials related to the Fund.

EquBot, LLC serves as the sub-adviser to the Fund (the “Sub-Adviser”) and provides investment advice using the EquBot Model to the Adviser and the Fund. The Adviser is responsible for paying the entire amount of the Sub-Adviser’s fee for the Fund. The Sub-Adviser also provides marketing support for the Fund.

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AI Powered Equity ETF

NOTES TO FINANCIAL STATEMENTS

September 30, 2022 (Continued)

U.S. Bancorp Fund Services, LLC doing business as U.S. Bank Global Fund Services (the “Administrator”) provides fund accounting, fund administration, and transfer agency services to the Fund. The Adviser compensates the Administrator for these services under an administration agreement between the two entities.

The Adviser pays each independent Trustee a quarterly fee for service to the Fund. Each Trustee is also reimbursed by the Adviser for all reasonable out-of-pocket expenses incurred in connection with their duties as Trustee, including travel and related expenses incurred in attending Board meetings.

NOTE 5 - DISTRIBUTION PLAN

The Fund has adopted a Plan of Distribution pursuant to Rule 12b-1 under the 1940 Act. Under the Plan, the Fund may pay compensation to the Distributor or any other distributor or financial institution with which the Trust has an agreement with respect to the Fund, with the amount of such compensation not to exceed an annual rate of 0.25% of the Fund’s daily average net assets. For the year ended September 30, 2022, the Fund did not incur any 12b-1 expenses.

NOTE 6 - PURCHASES AND SALES OF SECURITIES

The costs of purchases and sales of securities, excluding short-term securities and in-kind transactions, for the year ended September 30, 2022:

	Purchases	Sales
AI Powered Equity ETF	$2,320,112,704	$2,323,584,346

The costs of purchases and sales of in-kind transactions associated with creations and redemptions for the year ended September 30, 2022:

	Purchases In- Kind	Sales In- Kind
AI Powered Equity ETF	$182,601,868	$206,186,126

Purchases in-kind are the aggregate of all in-kind purchases and sales in-kind are the aggregate of all in-kind sales. Net capital gains or losses resulting from in-kind redemptions are excluded from the Fund’s taxable gains and are not distributed to shareholders.

There were no purchases or sales of U.S. Government obligations for the year ended September 30, 2022.

NOTE 7 — SECURITIES LENDING

The Fund may lend up to 33 1/3% of the value of the securities in its portfolio to brokers, dealers and financial institutions (but not individuals) under terms of participation in a securities lending program administered by U.S. Bank N.A. (“the Custodian”). The securities lending agreement requires that loans are collateralized at all times in an amount equal to at least 102% of the value of any loaned securities at the time of the loan, plus accrued interest. The Fund receives compensation in the form of fees and earn interest on the cash collateral. The amount of fees depends on a number of factors including the type of security and length of the loan. The Fund continues to receive interest payments or dividends on the securities loaned during the borrowing period. Gain or loss in the fair value of securities loaned that may occur during the term of the loan will be for the account of the Fund. The Fund has the right under the terms of the securities lending agreement to recall the securities from the borrower on demand. The cash collateral is invested by the Custodian in accordance with approved investment guidelines. Those guidelines require the cash collateral to be invested in readily marketable, high quality, short-term obligations either directly on behalf of the Fund or through one or more joint accounts, money market funds, or short-term bond funds, including those advised by or affiliated with the Adviser; however, such investments are subject to risk of payment delays or default on the part of the issuer or counterparty or otherwise may not generate sufficient interest to support the costs associated with securities lending. Other investment companies, in which the Fund may invest cash collateral, can be expected to incur fees and expenses for operations, such as investment Advisory and administration fees, which would be in addition to those incurred by the Fund, and which may be received in full or in part by the Adviser. Pursuant to guidance issued by the SEC staff, fees and expenses of money market funds used for cash collateral received in connection with loans of securities are not treated as Acquired Fund Fees and Expenses, which reflect a fund’s pro rata share of the fees and expenses incurred by other investment companies in which the Fund invests (as disclosed in the Prospectus, as applicable). The Fund could also experience delays in recovering its securities and possible loss of income or value if the borrower fails to return the borrowed securities, although the Fund is indemnified from this risk by contract with the securities lending agent.

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AI Powered Equity ETF

NOTES TO FINANCIAL STATEMENTS

September 30, 2022 (Continued)

As of September 30, 2022, the value of the securities on loan and payable for collateral due to broker were as follows:

Value of Securities on Loan Collateral Received

Fund	Values of Securities on Loan	Fund Collateral Received*
AI Powered Equity ETF	$26,561,070	$27,544,826

* The cash collateral received was invested in the Mount Vernon Liquid Assets Portfolio, LLC, an investment with an overnight and continuous maturity, as shown on the Schedule of Investments.

NOTE 8 - FEDERAL INCOME TAXES

The components of distributable earnings (losses) and cost basis of investments for federal income tax purposes at September 30, 2022, were as follows:

	Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
AI Powered Equity ETF	$139,681,683	$425,239	$(15,106,318)	$(14,681,079)

	Undistributed Ordinary Income	Undistributed Long-Term Gain	Total Distributable Earnings	Other Accumulated (Loss)	Total Accumulated Gain
AI Powered Equity ETF	$105,914	$—	$105,914	$(43,779,106)	$(58,354,271)

As of September 30, 2022, the Fund had accumulated capital loss carryovers of:

	Capital Loss Carryover ST	Capital Loss Carryover LT	Expires
AI Powered Equity ETF	$(43,783,881)	None	Indefinite

Under current tax law, capital and currency losses realized after October 31 of a fund’s fiscal year may be deferred and treated as occurring on the first business day of the following fiscal year for tax purposes. The Fund had deferred post-October capital and currency losses, which will be treated as arising on the first business day of the year ended September 30, 2022.

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AI Powered Equity ETF

NOTES TO FINANCIAL STATEMENTS

September 30, 2022 (Continued)

	Later Year Ordinary Loss	Post-October Loss
AI Powered Equity ETF	None	None

U.S. GAAP requires that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. For the fiscal year ended September 30, 2022, the following table shows the reclassifications made:

	Total Distributable Earnings/(Loss)	Paid-In Capital
AI Powered Equity ETF	$(16,040,303)	$16,040,303

The tax character of distributions paid by the Fund during the fiscal years ended September 30, 2022 and September 30, 2021 are as follows:

	Year Ended September 30, 2022		Year Ended September 30, 2021
	From Ordinary Income	From Capital Gains	From Ordinary Income	From Capital Gains
AI Powered Equity ETF	$—	$2,903,688	$145,000	$—

NOTE 9 - LEGAL MATTERS

The Trust, the Adviser, and certain officers and affiliated persons of the Adviser (together with the Adviser, the “Adviser Defendants”) were named as defendants in an action filed December 21, 2021, in the Superior Court of New Jersey, Union County, captioned PureShares, LLC, d/b/a PureFunds et al. v. ETF Managers Group, LLC et al., Docket No. UNN-C-152-21 (the “NJ Action”). The NJ Action asserted breach of contract and other tort claims and sought damages in unspecified amounts and injunctive relief. On May 25, 2022, the court in the NJ Action dismissed with prejudice all claims asserted against the Trust, as well as all contract claims and all except one tort claim asserted against the Adviser Defendants.

As of September 30, 2022, there were no adjustments made to the accompanying financial statements based on the above legal matters.

NOTE 10 - SUBSEQUENT EVENTS

In preparing these financial statements, the Fund has evaluated events and transactions for potential recognition or disclosure through the date the financial statements were issued. This evaluation did not result in any subsequent events that necessitated disclosures and/or adjustments to the financial statements.

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AI Powered Equity ETF

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of ETF Managers Trust
and the Shareholders of AI Powered Equity ETF:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of AI Powered Equity ETF (the “Fund”) (a series of ETF Managers Trust) as of September 30, 2022, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the periods indicated therein, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of September 30, 2022, and the results of its operations for the year then ended, the changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of September 30, 2022 by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

/s/WithumSmith+Brown, PC

We have served as the auditor of one or more series of the Trust since 2013.

New York, New York
November 29, 2022

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AI Powered Equity ETF

Expense Example

Six Months Ended September 30, 2022 (Unaudited)

As a shareholder of AI Powered Equity ETF (the “Fund”) you incur two types of costs: (1) transaction costs, including brokerage commissions on purchases and sales of Fund shares, and (2) ongoing costs, including management fees and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (April 1, 2022 to September 30, 2022).

Actual Expenses

The first line of the table provides information about actual account values based on actual returns and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then, multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period’’ to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table provides information about hypothetical account values based on a hypothetical return and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales of Fund shares. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. If these transactional costs were included, your costs would have been higher.

AI Powered Equity ETF	Beginning Account Value April 1, 2022	Ending Account Value September 30, 2022	Expenses Paid, During the Period ^	Annualized Expense Ratio During the Period April 1, 2022 to September 30, 2022
Actual	$1,000.00	$785.80	$3.36	0.75%
Hypothetical (5% annual)	$1,000.00	$1,021.31	$3.80	0.75%

^ The dollar amounts shown as expenses paid during the period are equal to the annualized six-month expense ratio multiplied by the average account value during the period, multiplied by 183/365 (to reflect the one-half year period).

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AI Powered Equity ETF

SUPPLEMENTARY INFORMATION

September 30, 2022 (Unaudited)

NOTE 1 - FREQUENCY DISTRIBUTION OF PREMIUMS AND DISCOUNTS

Information regarding how often shares of the Fund traded on the Exchange at a price above (i.e., at a premium) or below (i.e., at a discount) the NAV is available on the Fund’s website at www.etfmgfunds.com.

NOTE 2 - FEDERAL TAX INFORMATION

Qualified Dividend Income/Dividends Received Deduction

For the fiscal year ended September 30, 2022, certain dividends paid by the Fund may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Reconciliation Act of 2003. The percentage of dividends declared from ordinary income designated as qualified dividend income was as follows:

Fund Name	Qualified Dividend Income
AI Powered Equity ETF	0.00%

For corporate shareholders, the percent of ordinary income distributions qualifying for the corporate dividends received deduction for the fiscal year ended September 30, 2022 was as follows:

Fund Name	Dividends Received Deduction
AI Powered Equity ETF	0.00%

Short Term Capital Gain

The percentage of taxable ordinary income distributions that are designated as short-term capital gain distributions under Internal Revenue Section 871 (k)(2)(C) for the Fund were as follows:

Fund Name	Short-Term Capital Gain
AI Powered Equity ETF	0.00%

NOTE 3 - INFORMATION ABOUT PORTFOLIO HOLDINGS

The Fund files a complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Part F of Form N-PORT. Once filed, the Fund’s Part F of Form N-PORT is available, without charge, upon request on the SEC’s website (www.sec.gov), the Fund’s website (www.etfmgfunds.com) and is available by calling (877) 756-7873. The Fund’s portfolio holdings are posted on its website at www.etfmgfunds.com daily.

NOTE 4 - INFORMATION ABOUT PROXY VOTING

A description of the policies and procedures the Fund uses to determine how to vote proxies relating to portfolio securities is provided in the Statement of Additional Information (“SAI”). The SAI is available without charge upon request by calling toll-free at 1-844-ETF-MGRS (1-844-383-6477), by accessing the SEC’s website at www.sec.gov, or by accessing the Fund’s website at www.etfmgfunds.com.

Information regarding how the Fund voted proxies relating to portfolio securities during the period ending June 30 is available by calling toll-free at 1-844-ETF-MGRS (1-844-383-6477) or by accessing the SEC’s website at www.sec.gov.

Carefully consider the Fund’s investment objectives, risk factors, charges, and expenses before investing. This and additional information can be found in the Fund’s prospectus, which may be obtained by calling 1-844-ETF-MGRS (1-844-383-6477) or by visiting www.etfmgfunds.com. Read the prospectus carefully before investing.

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AI Powered Equity ETF

Board of Trustees

Set forth below are the names, birth years, positions with the Trust, length of term of office, and the principal occupations and other directorships held during at least the last five years of each of the persons currently serving as a Trustee of the Trust, as well as information about each officer. The business address of each Trustee and officer is 30 Maple Street, 2nd Floor, Summit, New Jersey 07901. The SAI includes additional information about Fund directors and is available, without charge, upon request by calling 1-844-ETF-MGRS (1-844-383-6477).

Name and Year of Birth	Position(s) Held with the Trust, Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen By Trustee	Other Directorships Held by Trustee During Past 5 Years
Interested Trustee and Officers
Samuel Masucci, III (1962)	Trustee, Chairman of the Board and President (since 2012); Secretary (since 2014)	Chief Executive Officer, Exchange Traded Managers Group LLC (since 2013); Chief Executive Officer, ETF Managers Group LLC (since 2016); Chief Executive Officer, ETF Managers Capital LLC (commodity pool operator) (since 2014).	17	None
John A. Flanagan, (1946)	Treasurer (since 2015)	President, John A. Flanagan CPA, LLC (accounting services) (since 2010); Treasurer, ETF Managers Trust (since 2015); Chief Financial Officer, ETF Managers Capital, LLC (commodity pool operator) (since 2015).	n/a	Independent Trustee - Absolute Shares Trust (since 2014) (6 portfolios)
Kevin Hourihan (1978)	Chief Compliance Officer (since 2022)	Senior Principal Consultant, Fund Chief Compliance Officer, ACA Global, LLC (since 2022); Chief Compliance Officer, Ashmore Funds (2017-2022); Chief Compliance Officer, Ashmore Investment Management (US) Corp (2014-2022); Chief Compliance Officer, Ashmore Equities Investment Management (2015-2019).	n/a	n/a
Matthew J. Bromberg (1973)	Assistant Secretary (since 2020)	Chief Compliance Officer of ETF Managers Group, LLC (since 2022); General Counsel and Secretary of Exchange Traded Managers Group LLC (since 2020); ETF Managers Group LLC (since 2020); ETFMG Financial LLC (since 2020); ETF Managers Capital LLC (since 2020); Partner of Dorsey & Whitney LLP (law firm) (2019-2020); General Counsel of WBI Investments, Inc. (2016-2019); Millington Securities, Inc. (2016-2019).	n/a	n/a
* Mr. Masucci is an interested Trustee by virtue of his role as the Chief Executive Officer of the Adviser.

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AI Powered Equity ETF

Board of Trustees (Continued)

Name and Year of Birth	Position(s) Held with the Trust, Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen By Trustee	Other Directorships Held by Trustee During Past 5 Years
Terry Loebs (1963)	Trustee (since 2014); Lead Independent Trustee (since 2020)	Founder and Managing Member, Pulsenomics LLC (index product development and consulting firm) (since 2011); Managing Director, MacroMarkets, LLC (exchange-traded products firm) (2006-2011).	17	None
Eric Wiegel (1960)	Trustee (since 2020)	Senior Portfolio Manager, Little House Capital (2019-present); Managing Partner, Global Focus Capital LLC (2013-present); Chief Investment Officer, Insight Financial Strategist LLC (2017-2018).	17	None

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AI Powered Equity ETF

ETF MANAGERS TRUST
Privacy Policy and Procedures

ETF Managers Trust, (the “Trust”) has adopted the following privacy policies in order to safeguard the personal information of the Trust’s customers and consumers in accordance with Regulation S-P as promulgated by the U.S. Securities and Exchange Commission.

Trust officers are responsible for ensuring that the following policies and procedures are implemented:

1)      The Trust is committed to protecting the confidentiality and security of the information they collect and will handle personal customer and consumer information only in accordance with Regulation S-P and any other applicable laws, rules and regulations1. The Trust will ensure: (a) the security and confidentiality of customer records and information; (b) that customer records and information are protected from any anticipated threats and hazards; and (c) that customer records and information are protected from unauthorized access or use.

2)       The Trust conducts its business affairs through its trustees, officers and third parties that provide services pursuant to agreements with the Trust. The Trust has no employees. It is anticipated that the trustees and officers of the Trust who are not employees of service providers of the Trust will not have access to customer records and information in the performance of their normal responsibilities for the Trust.

3)       The Trust may share customer information with its affiliates, subject to the customers’ right to prohibit such sharing.

4)       The Trust may share customer information with unaffiliated third parties only in accordance with the requirements of Regulation S-P. Pursuant to this policy, the Trust will not share customer information with unaffiliated third parties other than as permitted by law, unless authorized to do so by the customer.

Consistent with these policies, the Trust has adopted the following procedures:

1)      The Trust will determine that the policies and procedures of its affiliates and Service Providers are reasonably designed to safeguard customer information and only permit appropriate and authorized access to and use of customer information through the application of appropriate administrative, technical and physical protections.

2)      The Trust will direct each of its Service Providers to adhere to the privacy policy of the Trust and to its privacy policies with respect to all customer information of the Trust and to take all actions reasonably necessary so that the Trust is in compliance with the provisions of Regulation S-P, including, as applicable, the development and delivery of privacy notices and the maintenance of appropriate and adequate records.

3)       The Trust requires its Service Providers to provide periodic reports to the Trust’s Board of Trustees outlining their privacy policies and the implementation of such policies. Each Service Provider is required to promptly report to the Trust’s Board any material changes to its privacy policy before, or promptly after, the adoption of such changes.

(1) Generally, the Funds have institutional clients which are not considered “customers” for purposes of regulation S-P.

31

Advisor
ETF Managers Group, LLC
30 Maple Street, Suite 2, Summit, NJ 07901

Distributor
ETFMG Financial LLC
30 Maple Street, Suite 2, Summit, NJ 07901

Custodian
U.S. Bank National Association

Custody Operations
1555 North River Center Drive, Suite 302, Milwaukee, Wisconsin 53212

Transfer Agent
U.S. Bancorp Fund Services, LLC doing business as U.S. Bank Global Fund Services
615 East Michigan Street, Milwaukee, Wisconsin 53202

Securities Lending Agent

U.S. Bank, National Association
Securities Lending
800 Nicolet Mall
Minneapolis, MN 55402-7020

Independent Registered Public Accounting Firm
WithumSmith + Brown, PC
1411 Broadway, 9th Floor, New York, NY 10018

Legal Counsel
Sullivan & Worcester LLP
1666 K Street NW, Washington, DC 20006

(b)	Not applicable.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer. The registrant has not made any amendments to its code of ethics during the period covered by this report. The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.
A copy of the registrant’s Code of Ethics is filed herewith

Item 3. Audit Committee Financial Expert.

The Board believes that the collective knowledge and experience of the members of the audit committee enable the committee to provide appropriate oversight given the Trust’s level of financial complexity. In addition, the Board notes that the audit committee has the authority to retain any experts necessary to carry out its duties.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past fiscal year.  “Audit services” refer to performing an audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.  “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit.  “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning.  There were no “Other services” provided by the principal accountant.  The following table details the aggregate fees billed or expected to be billed for the last fiscal year for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 9/30/2022	FYE 9/30/2021
Audit Fees	$368,200	$351,200
Audit-Related Fees	N/A	N/A
Tax Fees	$83,050	$60,400
All Other Fees	N/A	N/A

(e)(1) The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre‑approve all audit and non‑audit services of the registrant, including services provided to any entity affiliated with the registrant.

(e)(2) The percentage of fees billed by WithumSmith+Brown, PC applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 9/30/2022	FYE 9/30/2021
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

(f) All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full‑time permanent employees of the principal accountant.

(g) The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the past year.

Non-Audit Related Fees	FYE 9/30/2022	FYE 9/30/2021
Registrant	N/A	N/A
Registrant’s Investment Adviser	N/A	N/A

(h) The audit committee of the board of trustees/directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser is compatible with maintaining the principal accountant’s independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

The registrant has not been identified by the U.S. Securities and Exchange Commission as having filed an annual report issued by a registered public accounting firm branch or office that is located in a foreign jurisdiction where the Public Company Accounting Oversight Board is unable to inspect or completely investigate because of a position taken by an authority in that jurisdiction.

The registrant is not a foreign issuer.

Item 5. Audit Committee of Listed Registrants.

(a)
The registrant is an issuer as defined in Rule 10A-3 under the Securities Exchange Act of 1934, (the “Act”) and has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Act. The independent members of the committee, consisting solely of independent trustees, are Mr. Eric Weigel and Mr. Terry Loebs.

(b)	Not Applicable.

Item 6. Investments.

a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.
b)	Not Applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed‑End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11. Controls and Procedures.

(a)
The Registrant’s Principal Executive Officer and Principal Financial Officer/Treasurer have reviewed the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d‑15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Filed herewith.

(2) A separate certification for each principal executive and Treasurer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c‑1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(4) Change in the registrant’s independent public accountant. There was no change in the registrant’s independent public accountant for the period covered by this report.

(b)	Certifications pursuant to Section 906 of the Sarbanes‑Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  ETF Managers Trust

By (Signature and Title)*   /s/ Samuel Masucci III
           Samuel Masucci III, Principal Executive Officer

Date       12/5/2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*   /s/ Samuel Masucci III
            Samuel Masucci III, Principal Executive Officer

Date        12/5/2022

By (Signature and Title)*    /s/ John Flanagan
  John Flanagan, Principal Financial Officer/Treasurer

Date        12/5/2022

* Print the name and title of each signing officer under his or her signature.